                                         AAL VARIABLE PRODUCT SERIES FUND, INC.

                                                                  Annual Report

                                                              December 31, 2002
                                                 AAL Technology Stock Portfolio
                                                AAL Aggressive Growth Portfolio
                                                  AAL Small Cap Stock Portfolio
                                                  AAL Small Cap Index Portfolio
                                                    AAL Mid Cap Stock Portfolio
                                                    AAL Mid Cap Index Portfolio
                                                    AAL International Portfolio
                                                   AAL Capital Growth Portfolio
                                              AAL Large Company Index Portfolio
                                                    AAL Equity Income Portfolio
                                                         AAL Balanced Portfolio
                                                  AAL High Yield Bond Portfolio
                                                       AAL Bond Index Portfolio
                                                     AAL Money Market Portfolio

       Supplement to Prospectuses Dated April 30, 2002, as Supplemented
                                      for
                    AAL Variable Product Series Fund, Inc.
                        AAL Variable Annuity Account I
                        AAL Variable Annuity Account II

                                      and

      Supplement to Prospectuses Dated October 31, 2002, as Supplemented
                                      for
                      Thrivent Variable Annuity Account I
                       Thrivent Variable Life Account I

A Special Meeting of Shareholders of each of the AAL Aggressive Growth
Portfolio, AAL Equity Income Portfolio and AAL Money Market Portfolio (each an
"AAL Portfolio" and collectively the "AAL Portfolios"), each of which is a separate series of AAL Variable Product Series Fund, Inc., is scheduled to occur on April 9, 2003. The Special Meeting is being held to consider the reorganization of the AAL Portfolios into substantially similar and larger portfolios of LB Series Fund, Inc. (each an "LB Portfolio" and collectively the
"LB Portfolios") as follows:

                Reorganize AAL Portfolio       Into LB Portfolio
                ------------------------       -----------------
             AAL Aggressive Growth Portfolio    Growth Portfolio

               AAL Equity Income Portfolio      Value Portfolio

               AAL Money Market Portfolio    Money Market Portfolio

As a result of these reorganizations, the shares of each AAL Portfolio that fund benefits under your variable contract or retirement plan automatically will be exchanged for an equal dollar value of shares of the corresponding LB
Portfolio. For variable contracts, your contract values would be allocated for an equal dollar value as follows:

                                                                             Which Invests in
      From Subaccount                         To Subaccount                    LB Portfolio
      ---------------                         -------------                  ----------------
Aggressive Growth Subaccount (right arrow)  Growth Subaccount (right arrow)  Growth Portfolio

Equity Income Subaccount     (right arrow)  Value Subaccount  (right arrow)  Value Portfolio

Money Market Subaccount      (right arrow)  Money Market                     Money Market
                                            Subaccount        (right arrow)  Portfolio

Subject to approval by shareholders of the relevant AAL Portfolio, the reorganization affecting that AAL Portfolio is expected to be effective at close of business on or about April 25, 2003 (the "Effective Date"). After the
Effective Date, the portion of any purchase payment or other transaction allocated to the Aggressive Growth Subaccount, the Equity Income Subaccount, or
the Money Market Subaccount will be automatically reallocated to the corresponding subaccount which invests in the LB Portfolio.

You may obtain information about the LB Portfolios from the prospectus of LB
Series Fund, Inc. dated April 30, 2002, as supplemented, and the Annual Report for the LB Series Fund, Inc. dated December 31, 2002. You may obtain copies of these documents free of charge by calling (800) 847-4836 or by visiting
www.thrivent.com.

               The date of this supplement is February 21, 2003.

             Please include this supplement with your prospectus.

Dear Member:

[PHOTO]

Pamela J. Moret

We are pleased to provide you with the annual report for the AAL Variable
Product Series Fund, Inc. The report covers the twelve-month period ended
December 31, 2002 and details information about the AAL Variable Product Series
Fund, Inc., as well as a discussion on each individual Portfolio from the portfolio manager.

The markets were volatile and challenging over the twelve-month period as a weak economic recovery, economic mishaps, and global concerns weighed heavily on stock returns. Bonds, in general, benefited from historically low interest rates and high investor interest in the relative safety of fixed-income.

The past three years, with the abrupt shift from bull to bear market, have made for a difficult journey for many investors. With today's market volatility, we believe adhering to the classic tenets of investing is more and more imperative. It has become virtually impossible to outsmart or time the markets.
Stocks performed wonderfully in the 1990's but have stumbled in recent years.
Bonds brought up the rear in the 1990's but are now showing the value of good diversification. The tried and true strategies of asset allocation, portfolio balance and focus on longer-term performance have never been more powerful.
Such strategies offer a measure of protection in a variety of economic and market climates. Please don't hesitate to contact your Thrivent Financial associate if you have any questions.

Tremendous progress has taken place in bringing Aid Association for Lutherans
("AAL") and Lutheran Brotherhood together into Thrivent Financial for
Lutherans. We are maximizing our investment capabilities, with our top money managers responsible for more assets, larger and more specialized security research efforts, and greater economies of scale that should benefit our membership. In addition, the former Lutheran Brotherhood introduces exciting capabilities in more aggressive fixed-income and growth equity investments that provide excellent complement to the former AAL asset management style.

In the past year, there is no doubt that investor confidence in the financial markets and accounting profession has been shaken. Trust is a precious asset in investing. Trust in the markets. Trust in the resilience of the U.S. economy.
Trust in financial integrity. And, trust in your financial services provider.
We value your trust and look forward to continuing to serve your needs as we grow together.

Thank you for turning to us for your financial solutions.

Pamela J. Moret
President
AAL Variable Product Series Fund, Inc.

Economic and Market Overview

The financial markets were challenged by a host of factors during the twelve months ended December 31, 2002--a period that saw only the most defensive investments record positive returns amid an environment of weak economic recovery, corporate mistrust, and mounting geopolitical concerns both at home and abroad. All equity styles and capitalization ranges witnessed losses as the quality of corporate earnings came under increased scrutiny and the U.S.
economy moved forward sluggishly. High-quality bonds performed admirably, while high-yield bonds struggled with market illiquidity and low investor interest in assuming any degree of credit risk.

U.S. Economy
Fears of a "double-dip" recession were pervasive throughout the year as the nation's economy grappled with diving consumer sentiment, higher joblessness and a dearth of manufacturing and industrial activity. Consumer spending stayed strong, sparked in part by wave after wave of mortgage re-financings as a result of the lowest interest rate environment in over forty years.

Over the course of the period, the nation's employment picture provided the greatest drag to a strong economic recovery. The jobless rate hit 6% in April, an eight-year high, before turning modestly down through the summer months. The failure of this recovery to create jobs is of chief concern and points to companies still cautious about future business prospects.

Inflation & Monetary Policy
Inflation was not a factor throughout the period, with the exception of a periodic spike in energy prices. Competitive pressures and less-than-stellar industrial production teamed to prevent manufacturers from raising prices while corporate cost-cutting measures and efficiencies led to stronger overall productivity. With inflation tempered, the Federal Reserve felt comfortable further reducing interest rates in order to spark more capital investment.

Rock bottom interest rates looked very attractive to homeowners who continued
refinancings at a record clip and should eventually provide fertile ground for business investment when companies begin spending again.

Equity Performance
In May and June, several high-profile corporate malfeasance stories dominated the headlines and led to investor flight from stocks, culminating in very difficult months in July in September. Industries and companies that operated in a highly leveraged manner suffered the bulk of investors' anger as stock prices plummeted in July and September, especially those of telecommunications providers, media and cable companies, and energy trading firms. Equities sprung forward late in the period as rejuvenated corporate earnings sparked investor interest.

Both equity styles--value and growth--provided little shelter for investors over the reporting period. The S&P 500 Index, a broad measure of the largest
U.S. companies, shed -22.10% with losses near equally split between its growth and value components. In turning to smaller market capitalizations, medium-sized companies, as measured by the S&P MidCap 400 Index, held up the best, recording a -14.51% total return. The small-company Russell 2000 Index dropped -20.47%. The technology free fall continued with the tech-heavy NASDAQ
Composite down -31.25%.

Fixed-Income Performance
The struggles in the equity markets made the perceived safety of fixed-income instruments exceedingly attractive to market participants. Investment-grade bond prices soared as geopolitical tensions, fears of terrorism, and flight-to-quality seekers poured money into top-quality corporate and U.S.
Treasury bonds. Asset- and mortgage-backed bonds basked in this environment of uncertainty as demand for government agency securities sprung from a series of accounting misconducts related to a handful of corporate ledgers. For the period, the Lehman Brothers Aggregate Bond Index--a broad barometer of investment-grade bond performance--produced an attractive 10.25% return.

The high-yield market attempted an early 2002 rally as economic conditions and yield spreads looked attractive. But this investor favor was unceremoniously upended in the spring by high-profile accounting scandals and the ensuing rush out of all but the most sound quality credits. High-yield bonds sold off as a result, contributing to the -1.41% total return of the Lehman Brothers High
Yield Bond

Index. In the final portion of the year, high-yield prices nosed upward as lending standards grew less restrictive and business operating conditions improved somewhat.

Outlook
A double-dip recession looks less likely as factors that could lead to the economy's failure to sustain momentum appear largely absent. Corporations, through aggressive cost cutting and leaner inventory build-up, are in much better shape to withstand lower final demand, if this should occur. Business profitability has improved markedly since its recession trough over a year ago.
As corporate profitability grows stronger the stage will be set for capital spending expansion and a potential end to lay off notices.

Both monetary and fiscal policies are priming the pump for economic expansion.
The 1.25% federal funds rate, which banks charge one another in overnight lending transactions, is roughly equal to the inflation rate. This scenario is often thought of as heralding an accommodative policy setting and should prove favorable for the overall economy. Federal spending is robust and income tax cuts should stimulate demand.

The economy appears to be in a steady, slow growth mode and prospects should improve as more efficient companies begin earning more, investing more and hiring more workers. When these factors reach fruition, higher investment returns typically follow suit.

                        AAL Technology Stock Portfolio

Brian J. Flanagan (left) co-manages the AAL Technology Stock Portfolio. He joined Thrivent Financial for Lutherans in 1994 with a bachelor's degree in finance and real estate, and a master's in finance from the University of
Wisconsin. He received the Chartered Financial Analyst designation.

James A. Grossman (right) co-manages the AAL Technology Stock Portfolio. Since joining Thrivent Financial for Lutherans in 1996, he served as a securities analyst and has followed selected technology investments for the AAL Variable
Product Series Fund Portfolios. He is a graduate of Elmhurst College, with a bachelor's degree in finance and economics.

[PHOTO]

Brian J. Flanagan

[PHOTO]

James A Grossman

For the twelve-month period ended December 31, 2002, the AAL Technology Stock
Portfolio produced a negative return of 41.71%, while the Portfolio's Lipper,
Inc. sector funds peer group lost an average of 36.15%. The Goldman Sachs
Technology Index, the Portfolio's benchmark, produced a negative 40.27% return for the same period. Since the peak in stock prices that occurred in the first quarter of 2000, the technology sector and related segments of the equity markets have undergone an unprecedented decline in prices, correcting the significant and extraordinary excesses that were created in the run-up in prices in the late 1990's.

In addition to being affected by the developments that hurt the broader market, the tech sector continued to be plagued by unique financial issues--excess production capacity, too much competition chasing too little business, deteriorating profit margins, and dramatic reductions in corporate information technology budgets. We believe this corrective process, while painful, is necessary for the long-term health of the industry. The infatuation with technology stocks in the late 1990's attracted capital in excess of that necessary to meet demand. We are now experiencing the reversal of that phenomenon and companies with strong finances and sound business models are re-emerging as industry leaders. Despite the malaise of the last few years, sound business practice continues to support investments in technology to improve productivity and enhance profitability. Underlying demand remains good in many segments and the rationalization of the business will result in an improved investment environment for the industry leaders.

Software and modest cash holdings benefited performance for the period.
Specific stock selection within the software industry yielded positive relative results with strong business models and increasing market share. The
Portfolio's Internet software services and semiconductor holdings represented the largest negative contributors to performance. Both industries struggled with overcapacity throughout the year. We continue to underweight positions in the semiconductor sector and have lowered our weighting

                                    [CHART]

Top Industries

Information Technology                        82.10%
Consumer Discretionary                         9.10%
Industrials                                    2.80%
Communication Services                         1.70%
Health Care                                    0.90%

                                    [CHART]

                              Portfolio Composition
                                (% of Portfolio)

Common Stocks               96.6%
Short Term Investments       3.4%

The AAL Technology Stock Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

in the Internet sector. We are also rebalancing the Portfolio toward companies with enterprise-end markets versus companies with consumer-end markets.
Corporate cash flows continue to improve and information technology spending is expected to increase in 2003. We expect to see a reduction in consumer spending, as the boom of mortgage refinancing seen in 2002 will most likely not be repeated. The Portfolio continues to focus on large-capitalization companies as the industry is seeking the larger, more financially secure vendors. In addition, we are overweight in software as the market has begun to consolidate, and in telecommunication services with their improving financials and attractive valuations.

Outlook
Positive performance in the fourth quarter of 2002 reflected a rebound in the technology segment. Our emphasis in higher-quality holdings within the technology arena will bode well as the U.S. economy continues to expand. The economic recovery continues at a gradual pace buttressed by low interest rates, improving corporate profits and low inventories in the technology markets.
Consolidation within the technology market has begun and will prove to be the most important factor to improving technology industry fundamentals. We continue to emphasize a strong diversification strategy across the technology sector and have positioned the portfolio to large-capitalization, enterprise-focused companies.

                                    [CHART]

Value of a $10,000 Investment

           AAL Technology    Goldman Sachs Technology    Consumer
           Stock Portfolio      Composite Index**      Price Index*
           ---------------   ------------------------  ------------
 3/01/01      $10,000              $10,000               $10,000
 3/30/01        8,110                8,358                10,023
 4/30/01       10,020                9,953                10,063
 5/31/01        9,570                9,556                10,108
 6/30/01        9,680                9,582                10,125
 7/31/01        8,750                8,900                10,097
 8/31/01        7,580                7,741                10,097
 9/28/01        5,920                6,176                10,142
10/31/01        6,850                7,168                10,108
11/30/01        7,940                8,389                10,091
12/31/01        7,870                8,241                10,051
 1/31/02        7,740                8,232                10,074
 2/28/02        6,620                7,132                10,114
 3/29/02        7,130                7,640                10,171
 4/30/02        6,280                6,704                10,228
 5/31/02        5,956                6,431                10,228
 6/28/02        5,142                5,522                10,233
 7/31/02        4,620                4,963                10,245
 8/30/02        4,520                4,899                10,279
 9/30/02        3,776                4,025                10,296
10/31/02        4,556                4,904                10,321
11/29/02        5,353                5,762                10,321
12/31/02        4,588                4,923                10,299

        Portfolio Facts
Net Assets $13,279,357 NAV $4.59

Average Annual Total Returns/1/
December 31, 2002

                  From
                Inception
 1 Year         3/1/2001
-------------------------------
(41.71)%        (34.59)%

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
**  The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. Data supplied by Goldman Sachs. You cannot invest directly in an index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                        AAL Aggressive Growth Portfolio

Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for the
AAL Aggressive Growth Portfolio. He has managed the Portfolio since September
2002. He has managed securities for Thrivent Financial for Lutherans since 1984.

[PHOTO]

Scott Vergin

Investor psychology remained fragile in 2002, helping drive large-company stock returns lower. For the 12-month period ended December 31, 2002, shares of the
AAL Aggressive Growth Portfolio were off 30.87%, while large-capitalization growth funds tracked by Lipper, Inc. averaged a 29.18% decline. The Portfolio's market benchmark, the S&P 500 Index, lost 22.10% during this time.

Market Environment Fickle
With corporate profits already weak, investors faced new concerns in 2002--many stemming from the collapse of energy trader Enron. As news spread of Enron's aggressive accounting practices, investors cast a skeptical eye on other companies' balance sheets, as well. This created considerable turbulence in the equity markets--made worse by vacillating views on the state of the economy.
Through June, the Portfolio's aggressive stance and relatively low cash reserves hurt relative performance, while our exposure to troubled conglomerate
Tyco also dampened returns.

Investors remained skittish in the second half, fretting over the decelerating economy, continued terrorism threats and the potential for a U.S.-led war in
Iraq. Stock valuations hit a cyclical low in July, which was subsequently retested in early October. While technology issues sustained particularly heavy losses during this time, we were able to gain ground against our peer group in this sector due to strong stock selection.

As the period progressed, we remained fully invested while concentrating our investments in cyclical growth sectors of the economy, including industrial manufacturing, media and technology. This strategy worked to our advantage in late October and November, when growth stocks rebounded on the strength of promising economic indicators. December saw a pullback in valuations, with investors taking profits following nearly two months of market gains.

                                    [CHART]
Top Industries

Information Technology       20.5%
Health Care                  19.0%
Finance                      18.1%
Consumer Discretionary       16.4%
Industrials                   9.6%
Consumer Staples              6.3%
Energy                        4.2%
Communication Services        1.1%
Basic Materials               0.8%

                                    [CHART]
Portfolio Composition
(% of Portfolio)

Common Stocks                96.0%
Short-Term Investments        4.0%

The AAL Aggressive Growth Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Outlook
Despite the dismal performance of large-company stocks over the past year, we remain optimistic heading into 2003. After sputtering in the fourth quarter of
2002, we believe the economy will show gradual strength over the coming year.
This, coupled with low interest rates, should bode well for both capital spending and corporate profitability. A sustained increase in business activity could improve investor confidence, which is sorely needed in today's market environment. The wild card, however, remains the tense situation in Iraq, which will need to be addressed one way or another before investors can let down their guard.

Over the coming months, we will continue to focus on companies most likely to benefit from a cyclical rebound in the economy. Examples include enterprise software providers within the technology sector, as well as broadcasters and cable operators within the media arena. As always, however, we will keep the
Portfolio invested across a broad range of industries, while seeking out firms able to prosper regardless of economic conditions.

                                    [CHART]
Value of a $10,000 Investment

           AAL Aggressive                      Consumer
          Growth Portfolio  S&P 500 Index**  Price Index*
          ----------------  ---------------  ------------
 3/01/01      $10,000         $10,000          $10,000
 3/30/01        9,080           9,357           10,023
 4/30/01       10,090          10,084           10,063
 5/31/01        9,860          10,151           10,108
 6/30/01        9,490           9,904           10,125
 7/31/01        9,020           9,807           10,097
 8/31/01        8,100           9,193           10,097
 9/28/01        7,260           8,450           10,142
10/31/01        7,350           8,612           10,108
11/30/01        7,830           9,272           10,091
12/31/01        7,958           9,353           10,051
 1/31/02        7,708           9,217           10,074
 2/28/02        7,207           9,039           10,114
 3/29/02        7,548           9,379           10,171
 4/30/02        6,937           8,811           10,228
 5/31/02        6,811           8,746           10,228
 6/28/02        6,109           8,123           10,233
 7/31/02        5,603           7,489           10,245
 8/30/02        5,634           7,539           10,279
 9/30/02        5,231           6,720           10,296
10/31/02        5,663           7,311           10,321
11/29/02        5,956           7,741           10,321
12/31/02        5,501           7,287           10,299

        Portfolio Facts
Net Assets $8,010,031 NAV $5.49

Average Annual Total Returns/1/
December 31, 2002

                  From
                Inception
 1 Year         3/1/2001
-------------------------------
(30.87)%        (27.79)%

*   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
**  An unmanaged index comprised of 500 stocks representative of the stock market as a whole. It is not possible to invest directly in the Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                         AAL Small Cap Stock Portfolio

Kevin A. Schmitting is portfolio manager of the AAL Small Cap Stock Portfolio.
He brings more than 20 years of investment experience to Thrivent Financial for
Lutherans. He has a master's degree in business administration from the
University of Minnesota and is a Chartered Financial Analyst.

[PHOTO]

Kevin A Schmitting

Extremely challenging times for investors continued through 2002.
Small-capitalization stocks had been a relative "safe haven" from the market storm in the early years of the decline that began in 2000 compared to mid- and large-capitalization stocks, but were not immune to the difficult environment that persisted in 2002. The AAL Small Cap Stock Portfolio produced a negative
20.41% return for the twelve-month period ended December 31, 2002, while the
Lipper, Inc. small-cap core funds lost an average of 20.01%. The Portfolio's benchmark, the S&P 600 Index, realized a negative 14.63% return.

The year was full of mixed news and concerns about the continued economic malaise, credit-market volatility, terrorism, war, and political instability--resulting in an aversion for risk altogether. Small-company growth stocks were weighed down during the period by poor corporate earnings projections and a bias toward defensive market sectors. Technology stocks sustained the heaviest losses through April, while shares issued by restaurants and home-builders flourished on the strength of low interest rates and strong consumer spending. Early on, our overweight position in technology stocks, coupled with less-than-optimal exposure to the best-performing defensive sectors, hurt the Fund's relative performance. A repositioning of the portfolio in the late spring resulted in improvement in relative returns that endured for the rest of the year but was insufficient to offset the below market returns experienced early in the year.

During the third quarter, both growth and value stocks sold off broadly on continued earnings concerns and revelations of corporate malfeasance. We were able to help stem losses by remaining diversified across a broad range of industries and assuming a bottom-up investment approach, stressing companies with stable cash flow.

In October, stocks rallied on expectations of monetary easing and mildly improved earnings guidance. Our earlier decision to trim defensive positions and selectively increase our holdings in semiconductor-

                                    [CHART]
Top Industries

Consumer Discretionary      19.3%
Information Technology      17.3%
Industrials                 16.4%
Finance                     12.0%
Health Care                 11.7%
Energy                       8.0%
Utilities                    3.8%
Basic Materials              2.9%
Consumer Staples             2.3%

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Common Stocks            93.7%
Short-Term Investments    6.3%

The AAL Small Cap Stock Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

equipment and telecommunications firms proved beneficial in this environment.

Outlook
Current indicators point to an economic recovery underway, albeit at a modest pace. The bottom of the bear market may have been reached in October. Small-cap stock valuations have reached a three-year low, and should eventually rise as corporate earnings improve. We still need sustained corporate earnings and consumer spending to provide additional momentum to the recovery. We are mindful that the event-driven risks still remain a threat.

We continue to focus on diligent stock selection, seeking out strong companies with good assets, solid balance sheets, and good growth potential. The portfolio remains diversified across many sectors and industries. We remain optimistic that the future economic climate will be supportive of small-cap stocks.

                                    [CHART]
Value of a $10,000 Investment

            AAL Small Cap                      Consumer
           Stock Portfolio  S&P 600 Index**  Price Index**
           ---------------  ---------------  -------------
 3/01/01       $10,000           $10,000       $10,000
 3/30/01         9,490             9,543        10,023
 4/30/01        10,240            10,270        10,063
 5/31/01        10,500            10,467        10,108
 6/30/01        10,790            10,850        10,125
 7/31/01        10,620            10,669        10,097
 8/31/01        10,350            10,426        10,097
 9/28/01         9,060             9,016        10,142
10/31/01         9,750             9,497        10,108
11/30/01        10,400            10,192        10,091
12/31/01        11,110            10,882        10,051
 1/31/02        11,090            10,976        10,074
 2/28/02        10,689            10,788        10,114
 3/29/02        11,391            11,640        10,171
 4/30/02        11,381            11,969        10,228
 5/31/02        11,053            11,473        10,228
 6/28/02        10,394            10,880        10,233
 7/31/02         9,035             9,343        10,245
 8/30/02         9,064             9,432        10,279
 9/30/02         8,482             8,855        10,296
10/31/02         8,722             9,138        10,321
11/29/02         9,325             9,613        10,321
12/31/02         8,842             9,290        10,299

        Portfolio Facts
Net Assets $87,897,798 NAV $8.81

Average Annual Total Returns/1/
December 31, 2002

                  From
                Inception
 1 Year         3/1/2001
-------------------------------
(20.41)%         (6.48)%

*  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
** An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. It is not possible to invest directly in the Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                         AAL Small Cap Index Portfolio

Kevin R. Brimmer is portfolio manager for the AAL Small Cap Index Portfolio, the AAL Mid Cap Index Portfolio and the AAL Large Company Index Portfolio. He
holds a bachelor's degree in actuarial science and statistics and an MBA from
Drake University.

[PHOTO] Kevin R Brimmer

The AAL Small Cap Index Portfolio returned a negative 14.87%, while the Lipper,
Inc. small cap core funds peer group returned an average of negative 20.01%.
The Portfolio's index benchmark, the S&P SmallCap 600 Index, posted a total return of negative 14.63% for the same period. The discrepancy between the
Portfolio and the index can primarily be attributed to expenses, cash flows, transaction costs and modest weighting variances between the Portfolio and the
Index.

The past year gave investors a multitude of reasons to sell stocks, with few reasons to buy. Investor confidence wavered in the economy, corporate America and the financial markets. Small capitalization stocks were not immune to the challenging environment in 2002. All small-cap sectors had negative returns but the worst performing sectors were materials, information technology, and telecommunication services. Telecommunication services lost almost half of its value for the reporting period.

As an index portfolio, the Portfolio does not make active decisions regarding sector weightings or individual security holdings. The goal of the Portfolio is to duplicate the performance of the S&P SmallCap 600 Index. To do this, we utilize a full replication strategy for the Portfolio; in other words, all 600 securities are purchased in approximately the same weight as in the Index.
Portfolio performance will be impacted by the timing of cash flows, transaction fees and expenses, whereas the unmanaged Index has no costs associated with it.

Outlook
Our outlook for the future is constructive due to many factors. The economy should continue to show moderate growth with low levels of inflation, low interest rates and good consumer spending. Corporate profits are also rebounding. These elements will provide a more constructive backdrop for investing once the current round of geopolitical issues near resolution.

                                    [CHART]

Top Industries

Industrials                  21.0%
Consumer Discretionary       20.0%
Information Technology       14.2%
Finance                      13.9%
Health Care                  12.1%
Energy                        6.2%
Basic Materials               4.3%
Utilities                     4.3%
Consumer Staples              3.6%
Communication Services        0.2%

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Common Stocks            99.8%
Short-Term Investments    0.2%

The AAL Small Cap Index Portfolio seeks capital growth that tracks the performance of the S&P SmallCap 600 Index, by investing primarily in the common stocks comprising the Index.

                                    [CHART]
Value of a $10,000 Investment

           AAL Small Cap   S&P SmallCap     Consumer
          Index Portfolio   600 Index**   Price Index**
          ---------------  ------------   -------------
 6/14/95      $10,000        $10,000         $10,000
 6/30/95       10,110         10,159          10,020
 7/31/95       10,695         10,936          10,020
 8/31/95       10,900         11,173          10,046
 9/30/95       10,980         11,458          10,066
10/31/95       10,496         10,892          10,099
11/30/95       10,892         11,323          10,092
12/31/95       11,070         11,510          10,085
 1/31/96       11,035         11,535          10,145
 2/29/96       11,309         11,913          10,177
 3/31/96       11,654         12,168          10,230
 4/30/96       12,285         12,867          10,269
 5/31/96       12,613         13,324          10,289
 6/30/96       12,047         12,802          10,296
 7/31/96       11,091         11,921          10,315
 8/31/96       11,734         12,657          10,335
 9/30/96       12,243         13,213          10,368
10/31/96       12,187         13,121          10,401
11/30/96       12,832         13,803          10,421
12/31/96       13,084         13,964          10,421
 1/31/97       13,506         14,196          10,453
 2/28/97       13,499         13,903          10,486
 3/31/97       12,968         13,189          10,512
 4/30/97       13,172         13,351          10,526
 5/31/97       14,307         14,919          10,519
 6/30/97       14,779         15,578          10,532
 7/31/97       16,041         16,557          10,545
 8/31/97       16,348         16,974          10,565
 9/30/97       17,325         18,097          10,591
10/31/97       16,478         17,316          10,618
11/30/97       16,313         17,189          10,611
12/31/97       16,403         17,537          10,598
 1/31/98       16,373         17,195          10,618
 2/28/98       17,785         18,761          10,637
 3/31/98       18,457         19,477          10,657
 4/30/98       18,560         19,592          10,677
 5/31/98       17,585         18,555          10,696
 6/30/98       17,627         18,609          10,710
 7/31/98       16,282         17,185          10,723
 8/31/98       13,162         13,868          10,736
 9/30/98       13,966         14,718          10,749
10/31/98       14,625         15,401          10,775
11/30/98       15,442         16,268          10,775
12/31/98       16,425         17,308          10,769
 1/31/99       16,227         17,090          10,795
 2/28/99       14,765         15,550          10,808
 3/31/99       14,946         15,751          10,841
 4/30/99       15,943         16,791          10,920
 5/31/99       16,324         17,200          10,920
 6/30/99       17,249         18,179          10,920
 7/31/99       17,091         18,019          10,953
 8/31/99       16,345         17,226          10,979
 9/30/99       16,403         17,299          11,032
10/31/99       16,368         17,255          11,051
11/30/99       17,043         17,977          11,058
12/31/99       18,428         19,455          11,058
 1/31/00       17,856         18,852          11,084
 2/29/00       20,222         21,376          11,150
 3/31/00       19,475         20,586          11,242
 4/30/00       19,130         20,233          11,248
 5/31/00       18,552         19,634          11,255
 6/30/00       19,637         20,794          11,321
 7/31/00       19,151         20,284          11,340
 8/31/00       20,839         22,082          11,354
 9/30/00       20,270         21,481          11,413
10/31/00       20,402         21,615          11,432
11/30/00       18,297         19,365          11,439
12/31/00       20,497         21,750          11,432
 1/31/01       21,370         22,683          11,505
 2/28/01       20,073         21,299          11,551
 3/30/01       19,178         20,322          11,577
 4/30/01       20,627         21,871          11,623
 5/31/01       21,010         22,289          11,675
 6/30/01       21,769         23,106          11,695
 7/31/01       21,411         22,720          11,662
 8/31/01       20,923         22,202          11,662
 9/28/01       18,097         19,201          11,715
10/31/01       19,049         20,224          11,675
11/30/01       20,430         21,704          11,656
12/31/01       21,804         23,173          11,610
 1/31/02       21,965         23,375          11,636
 2/28/02       21,596         22,973          11,682
 3/29/02       23,296         24,787          11,748
 4/30/02       23,938         25,488          11,813
 5/31/02       22,939         24,433          11,813
 6/28/02       21,749         23,169          11,820
 7/31/02       18,699         19,896          11,833
 8/30/02       18,877         20,086          11,873
 9/30/02       17,718         18,857          11,892
10/31/02       18,271         19,459          11,922
11/29/02       19,213         20,472          11,922
12/31/02       18,562         19,782          11,896

         Portfolio Facts
Net Assets $273,389,418 NAV $11.52

Average Annual Total Returns/1/
    December 31, 2002

                       From
                     Inception
 1 Year    5 Years   6/14/1995
-------------------------------
(14.87)%    2.50%      8.53%

* An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. "S&P SmallCap 600 Index"
  is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                          AAL Mid Cap Stock Portfolio

Michael R. Hochholzer manages the AAL Mid Cap Stock Portfolio. He joined
Thrivent Financial for Lutherans in 1989. He is a graduate of the University of
Wisconsin-Oshkosh and received his MBA from the University of Chicago. He is also a Chartered Financial Analyst.

[PHOTO]

Michael R Hochholzer

During the 12 months ended December 31, 2002, the U.S. equity markets experienced a series of unsettling events, including high-profile corporate scandals, accounting shenanigans and two of the largest bankruptcies in U.S.
history. Investors' appetite for risky assets was minimal and stock prices succumbed to this fusillade of bad news, even as the domestic economy struggled to regain its footing. For the period, the AAL Mid Cap Stock Portfolio registered a negative 15.46% return while the Portfolio's Lipper, Inc. mid-cap core peer group lost an average of 15.03%. The S&P MidCap 400 Index, the portfolio's benchmark, realized a negative 14.51% return.

Our holdings in the utilities and telecommunication service sectors hindered our performance for the period. At the same time, our stock selection in several other sectors helped bolster performance, most notably, our investments in financials, healthcare and consumer software sectors. As an example, we targeted conservatively managed banks with minimal exposure to the volatile capital markets and were rewarded with better than market returns. Healthcare service providers such as HMOs and hospital companies continued to experience gains, as the industry is somewhat insulated from the broader economy.
Consumer-orientated software providers Intuit and Electronic Arts prospered due to strong consumer demand and their lack of reliance on corporate spending.

Over the past year, we also added several fallen angels to the portfolio. Many of these former large-cap, high quality companies declined in price during the year. We were able to upgrade the quality of the portfolio by opportunistically buying several of these stocks late in the year.

Outlook
We remain cautious about the near-term health of the U.S. economy, although we have witnessed some signs of strength recently. Heightened geopolitical risks remain a wild card in any forecast at this time. While we believe no one can consistently predict the direction of the stock market in the short run, we

                                    [CHART]

Top Industries

Finance                    19.6%
Consumer Discretionary     16.3%
Health Care                12.6%
Information Technology     12.5%
Industrials                11.3%
Energy                      9.3%
Utilities                   7.1%
Basic Materials             4.2%
Consumer Staples            3.3%
Communication Services      0.4%

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Common Stocks            96.6%
Short-Term Investments    3.4%

The AAL Mid Cap Stock Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

remain enthusiastic that the stock market will reward patient investors in the long run. Indeed, our discussions with the managers of companies in the portfolio and analysis of their financial statements suggests many, if not most companies have navigated this economic downturn skillfully. Many companies are poised to emerge in an economic recovery with less debt, leaner cost structures, lower inventory and improved financial controls. We believe the mid-cap companies in the portfolio will be able to significantly increase their profits as business conditions improve. The AAL Mid Cap Stock Portfolio will continue its approach of building a diversified portfolio of high quality companies with solid industry positions. The mid-cap market remains a compelling opportunity to invest in strong companies with above average prospects for future growth.

                                    [CHART]
Value of a $10,000 Investment

              AAL Mid Cap      S&P MidCap      Consumer
            Stock Portfolio    400 Index**   Price Index*
            ---------------    -----------   ------------
 3/01/01      $10,000           $10,000        $10,000
 3/30/01        9,190             9,292         10,023
 4/30/01       10,300            10,317         10,063
 5/31/01       10,410            10,557         10,108
 6/30/01       10,280            10,515         10,125
 7/31/01        9,710            10,358         10,097
 8/31/01        9,150            10,019         10,097
 9/28/01        8,020             8,773         10,142
10/31/01        8,350             9,161         10,108
11/30/01        8,690             9,843         10,091
12/31/01        9,039            10,351         10,051
 1/31/02        8,879            10,297         10,074
 2/28/02        8,849            10,310         10,114
 3/29/02        9,440            11,047         10,171
 4/30/02        9,390            10,995         10,228
 5/31/02        9,308            10,810         10,228
 6/28/02        8,594            10,019         10,233
 7/31/02        7,824             9,048         10,245
 8/30/02        7,803             9,094         10,279
 9/30/02        7,248             8,361         10,296
10/31/02        7,581             8,723         10,321
11/29/02        7,930             9,228         10,321
12/31/02        7,642             8,849         10,299

        Portfolio Facts
Net Assets $31,302,995 NAV $7.60

Average Annual Total Returns/1/
December 31, 2002

                  From
                Inception
 1 Year         3/1/2001
-------------------------------
(15.46)%        (13.63)%

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
** An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. It is not possible to invest directly in the Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                                  AAL Mid Cap
                                Index Portfolio

Kevin R. Brimmer is the portfolio manager for the AAL Small Cap Index
Portfolio, the AAL Mid Cap Index Portfolio and the AAL Large Company Index
Portfolio. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

[PHOTO] Kevin R Brimmer

The AAL Mid Cap Index Portfolio provided a negative return of 14.65% for the period. For the same time period, the S&P MidCap 400 Index provided a -14.51%
return. The Lipper, Inc mid-cap core peer group provided an average -15.03%
return. The difference in returns between the Portfolio and the Index is primarily the result of Portfolio expenses and transaction costs.

Mid-cap stock prices were buffeted by investor's unease with both the state of the economic recovery and the geopolitical picture with terrorism threats and the potential for war with Iraq. There were no economic sectors with positive returns. The sectors with the worst returns were the industrials, information technology, and telecommunication services sectors.

As an index portfolio, the AAL Mid Cap Index Portfolio does not make active allocation decisions based on our outlook for the market. The Portfolio is passively managed with the primary goal of replicating the S&P MidCap 400
Index--purchasing all 400 securities in proportions, as close as practical, to those of the Index. Differences in performance between the Portfolio and the
Index are the result of management fees, costs for transactions, the small amount of cash held by the Portfolio, and minor variances in the proportion of each security relative to the Index. As always, it is our objective to minimize the impact of the various factors that can create "tracking error" relative to the Index, thereby tying performance of the Portfolio as close to the Index as possible.

Outlook
On a fundamental basis, we believe there are reasons to expect an improved investment environment for equities in 2003. Corporate profits are improving, interest rates and inflation are low, and consumer incomes continue to show real growth. We expect a below average recovery in the early stages, but a recovery, nonetheless. Geopolitical risks continue to weigh heavily on investor psychology and will likely limit any significant move in prices until the outcomes become more apparent. In an environment of increased global political stability, we believe the

                                    [CHART]

Top Industries

Finance                             18.2%
Consumer Discretionary              16.4%
Industrials                         12.3%
Information Technology              12.2%
Health Care                         11.8%
Energy                               7.5%
Utilities                            7.2%
Consumer Staples                     5.5%
Basic Materials                      4.9%
Communication Services               0.6%

                                    [CHART]

                             Portfolio Compostition
                                (% of Portfolio)

Common Stocks                   96.6%
Short-Term Investments           3.2%

The AAL Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

underlying economic and business fundamentals support higher equity prices.

                                    [CHART]

             AAL Mid Cap Index    S&P MidCap     Consumer
              Portfolio Value     400 Index**   Price Index*
             -----------------    -----------   ------------
 3/01/01          $10,000           $10,000       $10,000
 3/30/01            9,300             9,292        10,023
 4/30/01           10,304            10,317        10,063
 5/31/01           10,543            10,557        10,108
 6/30/01           10,499            10,515        10,125
 7/31/01           10,341            10,358        10,097
 8/31/01            9,998            10,019        10,097
 9/28/01            8,779             8,773        10,142
10/31/01            9,154             9,161        10,108
11/30/01            9,815             9,843        10,091
12/31/01           10,311            10,351        10,051
 1/31/02           10,250            10,297        10,074
 2/28/02           10,260            10,310        10,114
 3/29/02           10,976            11,047        10,171
 4/30/02           10,915            10,995        10,228
 5/31/02           10,734            10,810        10,228
 6/28/02            9,959            10,019        10,233
 7/31/02            9,009             9,048        10,245
 8/30/02            9,054             9,094        10,279
 9/30/02            8,331             8,361        10,296
10/31/02            8,684             8,723        10,321
11/29/02            9,176             9,228        10,321
12/31/02            8,800             8,849        10,299

        Portfolio Facts
Net Assets $30,576,180 NAV $8.65

Average Annual Total Returns/1/
December 31, 2002

                  From
                Inception
 1 Year         3/1/2001
-------------------------------
(14.65)%         (6.73)%

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
** An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                          AAL International Portfolio

Kathleen Harris co-manages the AAL International Portfolio. She is employed by
Oechsle International Advisors, LLC, subadviser to the Portfolio. She received an MBA in finance from the University of Chicago Graduate School of Business and she is a Chartered Financial Analyst.

L. Sean Roche co-manages the AAL International Portfolio. He is employed by
Oechsle International Advisors, LLC, subadviser to the Portfolio. He has more than 23 years of international investment experience. He holds a bachelor's degree in economics from the London School of Economics.

[PHOTO]

Kathleen Harris

[PHOTO]

L. Sean Roche

A rebound in the international equity markets in the last three months of the one-year period ended December 31, 2002 could not salvage losses for investors'
nerves over the potential war with Iraq and uncertainty about the strength of the world economy's recovery teamed to send international stock prices lower.
In this difficult and unpredictable setting, the AAL International Portfolio posted a -19.05% total return as compared with its Lipper, Inc. peer group of similar international stock portfolios which returned -17.25% on average. The
Portfolio's benchmark, Morgan Stanley International's EAFE Index, finished the identical period with a -15.94% total return.

Market Turmoil Makes Stock Selection Difficult
The second and third quarters of 2002 were marked by extreme negative emotion in the international markets. Stock selection is never easy in a panicky market and these middle months of the reporting period were dominated by investor flight from the financial sector. Concerns were raised when regulators forced banks and insurance companies to sell equities in order to raise capital.
Rumors quickly spread that the European financial system was under pressure with the result being a major sell-off in the sector that drove many major stocks in the financial sector down 50%. Despite little evidence of systemic crisis in Europe's financial system and repeated assurances from banking and insurance authorities, these stocks, some of which were held in the Portfolio, have not returned to prosperity and weighed performance down.

Another key detractor from Portfolio performance was our overweight position in the technology sector. When market sentiment swung toward the double-dip recession scenario in the second quarter of 2002, we simply owned too much of the under-performing sector which was more severely impacted than other more defensive areas. Exceptional stock selection within the sector aided performance when technology shares surged in the final quarter of the year and softened losses.

On the positive side, the Portfolio reaped benefit from a wide variety of different holdings in diverse

                                    [CHART]

Top Countries

United Kingdom                     25.30%
Japan                              17.50%
France                             15.30%
Netherlands                         9.60%
Italy                               7.70%
South Korea                         4.10%
Sweden                              3.70%
Switzerland                         2.90%
Hong Kong                           2.50%
Spain                               1.80%

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Common Stocks           96.6%
Short-Term Investments   3.4%

The AAL International Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.*

companies. In Japan, Canon performed very well benefiting from strong digital camera sales. Australia's huge mining company, BHP Billiton, and the Dutch telecommunications carrier, KPN, both provided thrust to the Portfolio's performance.

Outlook
The market appears finally to be ready to welcome a focus on earnings growth, as the fourth-quarter market rise and associated risk appetite seem to indicate. All too often in 2002, it appeared fearful investors were perfectly willing to throw out good stocks with the bathwater. The high level of volatility during 2002 pointed to fear being the key driver, and not careful earnings growth analysis.

The valuations between growth- and value-oriented sectors have shrunk to a point to which investors have historically realized that things are overdone and opportunities exist. When fast-growing companies and sectors are essentially at the same price as the staid power company down the road, indications point to the market moving accordingly to take advantage.
Fundamental data late in 2002 began to strongly lend support to this valuation argument.

We believe that, given the mending corporate profitability, excess liquidity available as credit restrictions ease, and the start of more robust capital spending, a slow assembly of a solid economic recovery is forming. Investors have long lacked faith in a recovery that would sustain earnings growth, and have therefore been unwilling to pay for the prospect of such growth. The evidence increasingly suggests that their faith will soon be restored.

                                    [CHART]
Value of a $10,000 Investment

             AAL International      MSCI EAFE         Consumer
              Portfolio Value         Index**        Price Index***
             -----------------      ----------       --------------
 3/02/1998         $10,000            $10,000           $10,000
 3/31/1998          10,410             10,308            10,019
 4/30/1998          10,610             10,390            10,037
 5/31/1998          10,840             10,339            10,056
 6/30/1998          10,950             10,417            10,068
 7/31/1998          11,290             10,523            10,080
 8/31/1998           9,840              9,219            10,093
 9/30/1998           9,390              8,937            10,105
10/31/1998          10,070              9,868            10,130
11/30/1998          10,730             10,374            10,130
12/31/1998          11,041             10,783            10,124
 1/31/1999          11,521             10,751            10,148
 2/28/1999          11,171             10,495            10,161
 3/31/1999          11,341             10,933            10,191
 4/30/1999          11,791             11,376            10,266
 5/31/1999          11,401             10,790            10,266
 6/30/1999          11,781             11,211            10,266
 7/31/1999          12,111             11,544            10,296
 8/31/1999          12,461             11,586            10,321
 9/30/1999          12,611             11,703            10,371
10/31/1999          13,081             12,141            10,389
11/30/1999          13,871             12,563            10,395
12/31/1999          15,622             13,691            10,395
 1/31/2000          15,137             12,821            10,420
 2/29/2000          16,229             13,166            10,482
 3/31/2000          16,189             13,676            10,568
 4/30/2000          14,813             12,956            10,574
 5/31/2000          14,337             12,640            10,581
 6/30/2000          14,995             13,134            10,642
 7/31/2000          14,408             12,584            10,661
 8/31/2000          14,681             12,693            10,673
 9/30/2000          13,841             12,075            10,729
10/31/2000          13,336             11,790            10,747
11/30/2000          12,648             11,348            10,754
12/31/2000          12,946             11,751            10,747
 1/31/2001          13,062             11,745            10,815
 2/28/2001          11,923             10,864            10,859
 3/30/2001          11,048             10,140            10,883
 4/30/2001          11,691             10,845            10,927
 5/31/2001          11,196             10,462            10,976
 6/30/2001          10,742             10,034            10,994
 7/31/2001          10,489              9,852            10,964
 8/31/2001           9,983              9,602            10,964
 9/28/2001           8,876              8,629            11,013
10/31/2001           9,098              8,850            10,976
11/30/2001           9,551              9,177            10,957
12/31/2001           9,646              9,231            10,914
 1/31/2002           9,172              8,741            10,939
 2/28/2002           9,387              8,802            10,982
 3/29/2002           9,818              9,278            11,044
 4/30/2002           9,796              9,340            11,106
 5/31/2002           9,789              9,458            11,106
 6/28/2002           9,403              9,081            11,112
 7/31/2002           8,411              8,185            11,124
 8/30/2002           8,301              8,166            11,161
 9/30/2002           7,454              7,289            11,180
10/31/2002           7,887              7,681            11,208
11/29/2002           8,131              8,030            11,208
12/31/2002           7,808              7,760            11,183

        Portfolio Facts
Net Assets $57,017,603 NAV $7.16

Average Annual Total Returns/1/
December 31, 2002

                  From
                Inception
 1 Year         3/2/1998
-------------------------------
(19.05)%         (4.89)%

* International investing has special risks including currency fluctuation and political volatility.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
*** The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                         AAL Capital Growth Portfolio

Frederick L. Plautz is the lead portfolio manager for equity assets in the large-cap core investment style. He is the senior portfolio manager for the AAL
Capital Growth Portfolio. He is also co-manager of the AAL Balanced Portfolio.
Mr. Plautz has 21 years of investment industry experience, and is a graduate of the University of Wisconsin, where he earned his master's degree in finance.

[PHOTO]

Frederick L. Plautz

The year 2002 marked the continuation of the particularly difficult equity market conditions that have persisted since the first quarter of 2000. Both value- and growth-orientated stocks posted losses as the deterioration in the investment environment expanded beyond what had largely been a correction of the technology/telecom excesses of the late 1990's. Continued economic sluggishness, corporate accounting scandals, and geopolitical concerns contributed to skittish investor psychology. The AAL Capital Growth Portfolio provided a negative 22.50% return for the 12-month period ended December 31,
2002, while large-cap core funds tracked by Lipper, Inc. averaged a 23.34%
decline. The Portfolio's benchmark, the S&P 500 Index, recorded a negative return of 22.10%.

While there were segments of the Portfolio that provided better returns than the S&P 500, those returns were still negative as all segments of the market declined in 2002. The Portfolio's overweighting in energy, and our focus on natural gas related holdings, provided positive relative performance. These industries were favorably impacted by an improving fundamental outlook as demand for natural gas continues to outpace supply additions. In addition, the unrest in the Middle East benefited most of the energy segment. Underweightings in the technology area also aided performance. Offsetting these positives was a continued underweighting in defensive sectors of the markets, an area of better relative returns in 2002. In addition, a few of the Portfolio's health care and financial holdings delivered disappointing returns during the period. The net impact of these positives and negatives was a Portfolio return that approximated the benchmark index.

Outlook
Looking ahead, we expect corporate earnings to continue to improve in 2003, inflation to remain low, and the economic recovery to sustain, providing a constructive fundamental environment for equity investors. However, geopolitical uncertainties must be resolved favorably to mitigate investors'
concerns with unpredictable event risk. The global economic

                                    [CHART]

Top Industries

Consumer Discretionary             18.6%
Finance                            17.9%
Health Care                        13.4%
Energy                             12.4%
Information Technology             12.1%
Consumer Staples                   11.1%
Industrials                         9.9%
Communication Services              2.1%
Utilities                           0.6%
Basic Materials                     0.2%

                                    [CHART]

                             Portfolio Composition
                                (% of Portfolio)

Common Stocks              98.3%
Short-Term Investments      1.7%

The AAL Capital Growth Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

environment still remains unsettled and these issues provide serious concern to the investment markets.

It is our position that most of the excess of the last economic and market cycle have been corrected and that equities represent reasonable long term value at these levels. As always, we will keep a close watch over earnings estimate revisions, as well as trading activity among corporate insiders, as indicators of confidence in the future outlook. We believe a number of market segments are well-positioned for growth, irregardless of the resolution of some of these issues, and have emphasized those groups within the portfolio, in particular, the natural gas segment of the energy sector. We are confident that our philosophy and process remain sound and that the long-term fundamentals of the equity investment environment will improve.

                                    [CHART]
Value of a $10,000 Investment

            AAL Capital                        Consumer
          Growth Portfolio  S&P 500 Index**  Price Index*
          ----------------  ---------------  ------------
 3/01/01     $10,000          10,000           $10,000
 3/30/01       9,580           9,357            10,023
 4/30/01      10,090          10,084            10,063
 5/31/01      10,020          10,151            10,108
 6/30/01       9,673           9,904            10,125
 7/31/01       9,483           9,807            10,097
 8/31/01       8,882           9,193            10,097
 9/28/01       8,291           8,450            10,142
10/31/01       8,531           8,612            10,108
11/30/01       9,082           9,272            10,091
12/31/01       9,222           9,353            10,051
 1/31/02       9,081           9,217            10,074
 2/28/02       8,911           9,039            10,114
 3/29/02       9,242           9,379            10,171
 4/30/02       8,740           8,811            10,228
 5/31/02       8,693           8,746            10,228
 6/28/02       8,034           8,123            10,233
 7/31/02       7,415           7,489            10,245
 8/30/02       7,447           7,539            10,279
 9/30/02       6,621           6,720            10,296
10/31/02       7,233           7,311            10,321
11/29/02       7,539           7,741            10,321
12/31/02       7,147           7,287            10,299

        Portfolio Facts
Net Assets $76,565,403 NAV $7.08

                       Average Annual Total Returns/1/
                              December 31, 2002

                      1 Year              From Inception 3/1/2001
             -------------------------------------------------------
                     (22.50)%                    (16.72)%

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
** An unmanaged index comprised of 500 stocks representative of the stock market as a whole. It is not possible to invest directly in the Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                       AAL Large Company Index Portfolio

Kevin R. Brimmer is the portfolio manager for the AAL Small Cap Index
Portfolio, the AAL Mid Cap Index Portfolio and the AAL Large Company Index
Portfolio. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Duke University.

[PHOTO] Kevin R Brimmer

The AAL Large Company Index Portfolio provided a negative 22.21% versus a return for the S&P 500 Index of negative 22.10% over the same time period. The
Portfolio's Lipper, Inc. S&P 500 Index Objective peer group lost an average of
22.37%. Returns to the portfolio before investment expenses were modestly ahead of the benchmark. The Portfolio's investment objective is to provide returns approximating that of the S&P 500 Index, after fees and expenses. We were successful in achieving our objective in 2002.

Stocks were impacted by the difficult investment environment that persisted in
2002. An uncertain economic outlook, unethical business practices on the part of select corporate officers and directors, and heightened geopolitical risks weakened investor confidence and provided a climate that was not conducive to risk-taking. Every sector of the S&P 500 declined for the twelve-month period.
Telecommunications, technology and utility sectors were particularly hard hit.

The AAL Large Company Index Portfolio, as an index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The strategy of the Portfolio is to replicate the performance of the S&P 500 Index, in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the
Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum.

Generally, variances in performance relative to the Index are a function of portfolio expenses and transaction costs. It is our objective to minimize the impact of these variables on the Portfolio's returns.

The U.S. economy is showing signs of improvement and corporate profits have gained momentum in the fourth quarter of 2002. It is possible that the equity markets reached a bottom in October and that stocks are

                                    [CHART]

Top Industries

Finance                            20.00%
Health Care                        14.60%
Information Technology             14.00%
Consumer Discretionary             13.10%
Industrials                        11.50%
Consumer Staples                    9.30%
Energy                              5.90%
Communication Services              4.10%
Basic Materials                     2.80%
Utilities                           2.80%

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Common Stocks                  98.1%
Short Term Investments          4.8%

The AAL Large Company Index Portfolio seeks total returns that track the performance of the S&P 500, by investing primarily in common stocks comprising the Index.

poised for gains in 2003. The past couple of years have been trying for investors and we appreciate your loyalty and trust. We feel that stock prices are attractive and that longer-term investors will be rewarded for their patience and adherence to a well-thought out investment strategy.

                                    [CHART]
Value of a $10,000 Investment

           AAL Large Company                      Consumer
            Index Portfolio     S&P 500 Index*  Price Index**
           -----------------    --------------  -------------
 6/14/95      $10,000              $10,000         $10,000
 6/30/95       10,190               10,163          10,020
 7/31/95       10,521               10,500          10,020
 8/31/95       10,544               10,526          10,046
 9/30/95       10,993               10,970          10,066
10/31/95       10,948               10,931          10,099
11/30/95       11,423               11,411          10,092
12/31/95       11,639               11,631          10,085
 1/31/96       12,033               12,027          10,145
 2/29/96       12,144               12,138          10,177
 3/31/96       12,254               12,255          10,230
 4/30/96       12,438               12,436          10,269
 5/31/96       12,753               12,756          10,289
 6/30/96       12,793               12,805          10,296
 7/31/96       12,236               12,239          10,315
 8/31/96       12,484               12,497          10,335
 9/30/96       13,181               13,201          10,368
10/31/96       13,543               13,565          10,401
11/30/96       14,510               14,590          10,421
12/31/96       14,254               14,301          10,421
 1/31/97       15,137               15,195          10,453
 2/28/97       15,254               15,314          10,486
 3/31/97       14,634               14,685          10,512
 4/30/97       15,497               15,561          10,526
 5/31/97       16,426               16,509          10,519
 6/30/97       17,150               17,248          10,532
 7/31/97       18,504               18,621          10,545
 8/31/97       17,469               17,578          10,565
 9/30/97       18,396               18,540          10,591
10/31/97       17,785               17,921          10,618
11/30/97       18,520               18,751          10,611
12/31/97       18,900               19,073          10,598
 1/31/98       19,106               19,283          10,618
 2/28/98       20,462               20,674          10,637
 3/31/98       21,500               21,733          10,657
 4/30/98       21,702               21,952          10,677
 5/31/98       21,323               21,574          10,696
 6/30/98       22,183               22,451          10,710
 7/31/98       21,944               22,211          10,723
 8/31/98       18,822               19,000          10,736
 9/30/98       20,003               20,217          10,749
10/31/98       21,634               21,862          10,775
11/30/98       22,937               23,187          10,775
12/31/98       24,260               24,523          10,769
 1/31/99       25,264               25,548          10,795
 2/28/99       24,483               24,754          10,808
 3/31/99       25,438               25,745          10,841
 4/30/99       26,407               26,742          10,920
 5/31/99       25,775               26,110          10,920
 6/30/99       27,189               27,560          10,920
 7/31/99       26,343               26,699          10,953
 8/31/99       26,222               26,567          10,979
 9/30/99       25,508               25,839          11,032
10/31/99       27,093               27,474          11,051
11/30/99       27,633               28,032          11,058
12/31/99       29,237               29,684          11,058
 1/31/00       27,790               28,192          11,084
 2/29/00       27,234               27,659          11,150
 3/31/00       29,871               30,364          11,242
 4/30/00       28,997               29,451          11,248
 5/31/00       28,422               28,846          11,255
 6/30/00       29,101               29,557          11,321
 7/31/00       28,663               29,096          11,340
 8/31/00       30,423               30,903          11,354
 9/30/00       28,823               29,271          11,413
10/31/00       28,688               29,147          11,432
11/30/00       26,430               26,849          11,439
12/31/00       26,553               26,981          11,432
 1/31/01       27,488               27,938          11,505
 2/28/01       24,978               25,391          11,551
 3/30/01       23,399               23,782          11,577
 4/30/01       25,200               25,630          11,623
 5/31/01       25,359               25,802          11,675
 6/30/01       24,735               25,174          11,695
 7/31/01       24,485               24,926          11,662
 8/31/01       22,951               23,366          11,662
 9/28/01       21,108               21,479          11,715
10/31/01       21,500               21,889          11,675
11/30/01       23,134               23,568          11,656
12/31/01       23,327               23,774          11,610
 1/31/02       22,982               23,427          11,636
 2/28/02       22,533               22,976          11,682
 3/29/02       23,373               23,840          11,748
 4/30/02       21,946               22,394          11,813
 5/31/02       21,780               22,229          11,813
 6/28/02       20,218               20,646          11,820
 7/31/02       18,682               19,036          11,833
 8/30/02       18,803               19,162          11,873
 9/30/02       16,758               17,081          11,892
10/31/02       18,221               18,583          11,922
11/29/02       19,281               19,676          11,922
12/31/02       18,146               18,521          11,896

         Portfolio Facts
Net Assets $534,983,103 NAV $15.68

Average Annual Total Returns/1/
    December 31, 2002

                       From
                     Inception
 1 Year    5 Years   6/14/1995
-------------------------------
(22.21)%   (0.81)%     8.21%

* An unmanaged index comprised of 500 stocks representative of the stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard &
  Poor's made no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                          AAL Equity Income Portfolio

Lewis A. Bohanon is the lead portfolio manager for equity assets managed in the large-cap value investment style. He is the senior portfolio manager for the
AAL Equity Income Portfolio. He has more than 22 years of experience in equity research. He holds a bachelor's degree in social psychology from Harvard
University and master's degrees in special education and finance from
Northeastern University and the University of Virginia, respectively. He is a
Chartered Financial Analyst.

[PHOTO]

Lewis A. Bohannon

Value stocks generated solid returns early on, before they succumbed to selling pressure later in the year. For the 12-month period ended December 31, 2002, shares of the Equity Income Portfolio retreated 23.76%, while large-cap value funds tracked by Lipper, Inc., averaged a 15.72% decline. The Portfolio's market benchmark, the S&P 500/Barra Value Index, lost 20.86% during this same time.

Third Quarter Difficult
The first quarter of 2002 produced mixed results for equity investors, with growth and value shares jockeying for market leadership. As the period progressed, investors placed increased emphasis on corporate accounting issues, penalizing companies with even slight hints of balance sheet uncertainty. Value stocks retreated in April behind disappointing earnings projections, but still managed to outperform growth issues through the second quarter. During this time, the Portfolio's health care, consumer staples and utility holdings helped shore up relative performance.

Market volatility escalated significantly during the third quarter, hampering the performance of growth- and value-oriented shares alike. With market participants growing increasingly risk averse, we steered clear of hard-hit telecommunications issues, while maintaining our technology allocation at modest levels. This strategy helped buffer the Portfolio during the turbulent summer months, resulting in competitive returns through September.

October and November were particularly difficult months--accounting for nearly all of the Portfolio's underperformance for the year. In October, a number of large positions across several different sectors disappointed, pulling the
Portfolio's returns lower. November saw a sudden upsurge in the performance of speculative growth stocks, which proved ill-suited to the Portfolio's defensive investment posture. This same structure worked to our advantage in December, however, as growth stocks retreated amid growing economic and geopolitical concerns.

                                    [CHART]

Top Industries

Finance                            27.30%
Energy                             10.40%
Industrials                        10.30%
Consumer Discretionary              9.80%
Information Technology              7.60%
Health Care                         7.40%
Consumer Staples                    7.10%
Communication Services              6.10%
Basic Materials                     5.50%
Utilities                           3.70%

                                    [CHART]

                             Portfolio Composition
                                (% of Portfolio)

Common Stock                   95.2%
Short Term Investments          4.8%

The AAL Equity Income Portfolio seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Outlook
As we move into 2003, there is still plenty of concern surrounding the sluggish economy and the specter of a U.S. showdown in Iraq. Until clear progress is shown on both of these fronts, investors are likely to remain hesitant at best.
Fortunately, a fiscal stimulus package could be in the offing and business spending appears to be picking up, which should result in healthier stock market returns over the long-term.

Over the past few months, we have made significant efforts to minimize company-specific risk by increasing the number of holdings in the Portfolio. At the same time, we have reduced our exposure to defensive market segments and shored up our position in economically sensitive stocks. We believe this measured investment approach will help cushion the Portfolio against major earnings disappointments, while still allowing our investors to benefit from an expanding U.S. economy.

                                    [CHART]
Value of a $10,000 Investment

          AAL Large Company  S&P 500/Barra    Consumer
           Index Portfolio    Value Index   Price Index**
          -----------------  -------------  -------------
 3/01/01      $10,000           $10,000       $10,000
 3/30/01        9,680             9,619        10,023
 4/30/01       10,240            10,272        10,063
 5/31/01       10,350            10,380        10,108
 6/30/01        9,788            10,043        10,125
 7/31/01        9,698             9,870        10,097
 8/31/01        9,316             9,299        10,097
 9/28/01        8,671             8,416        10,142
10/31/01        8,812             8,416        10,108
11/30/01        9,296             8,950        10,091
12/31/01        9,469             9,086        10,051
 1/31/02        9,267             8,837        10,074
 2/28/02        9,155             8,758        10,114
 3/29/02        9,590             9,206        10,171
 4/30/02        9,307             8,745        10,228
 5/31/02        9,297             8,780        10,228
 6/28/02        8,689             8,227        10,233
 7/31/02        7,948             7,337        10,245
 8/30/02        7,980             7,388        10,279
 9/30/02        7,177             6,544        10,296
10/31/02        7,246             7,088        10,321
11/29/02        7,563             7,585        10,321
12/31/02        7,219             7,191        10,299

        Portfolio Facts
Net Assets $24,221,129 NAV $7.05

Average Annual Total Returns/1/
December 31, 2002

                  From
                Inception
 1 Year         3/1/2001
-------------------------------
(23.76)%        (16.27)%

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
** An unmanaged capitalization weighted Index composed of the lowest price-to-book securities in the S&P 500 Index. The S&P 500/Barra Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth." It is not possible to invest directly in either Index. The composition of the S&P
   500/Barra Value Index serves as a better reflection of the Fund's current investment strategy than does the S&P 500.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                            AAL Balanced Portfolio
Kevin R. Brimmer is co-portfolio manager for the AAL Balanced Portfolio. He holds a bachelor's degree in actuarial science and statistics and an MBA from
Drake University.

Steven H.C. Lee is the co-portfolio manager of the AAL Balanced Portfolio. He graduated from Augsburg College in Minneapolis, Minnesota, in May 1985 with a
BA in mathematics. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries, managing the Portfolio's equity assets.

[PHOTO] Kevin R Brimmer

[PHOTO]

Steven H. C. Lee

Weak equity performance was balanced by firm fixed-income returns throughout the twelve-month period ended December 31, 2002. The AAL Balanced Portfolio, a mix of large-company stocks, high-quality bonds, and money market securities, recorded a negative 9.25% return over the period. Similarly managed portfolios as defined by Lipper, Inc. posted a negative 10.05% return over the identical period.

The Importance of Diversification
Performance of various parts of the portfolio over the 12-month period make another strong case for diversification. The equity portion of the portfolio, which approximates the performance of the S&P 500 Index, returned a negative
22.10%. Large company stocks struggled with a weak economic recovery, stagnant profits, geopolitical risks, and a string of accounting scandals that shattered investor confidence.

High-quality bonds rallied due to the weak economic environment as investors anticipated the Federal Reserve would not raise interest rates while the equity markets were so volatile. High quality bonds shined as investors continued
their "flight to quality" from the perceived risk of stocks and lower-quality bonds. Mortgage securities provided the strongest performance while high yield issues brought up the rear as investors wrestled with accounting-related concerns and flimsy corporate profits. For the period, the Lehman Brothers
Aggregate Index, which closely correlates to the fixed-income portion of the
Portfolio, provided a return of 10.25%.

Outlook
The U.S. economy should pick up steam as businesses benefit from the cost cutting and efficiencies put into place during the downtown. Over the next year, the Federal Reserve will be monitoring the progress of the

                                    [CHART]

Top Industries

Finance                             14.8%
Commercial Mortgage                 13.0%
Health Care                          8.6%
Industrials                          8.5%
Information Technology               8.5%
Consumer Discretionary               7.7%
Consumer Staples                     5.5%
Energy                               3.5%
Communication Services               3.3%
Utilities                            2.7%

                                                 [CHART]

                                          Portfolio Composition
                                             (% of Portfolio)

             Common Stocks                   57.7%
             Long Term Fixed Income          34.0%
             Short Term Fixed Income          8.3%

The AAL Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

economy and will likely begin an interest rate tightening campaign and short-term interest rates will rise. Rising interest rates will depress bond prices, but this will only occur if the economy and stock market begin to improve. The Portfolio's mix of stocks, high quality bonds, and short-term money market instruments provides excellent diversification for a variety of economic climates.

                                    [CHART]
Value of a $10,000 Investment

          AAL Balanced                  Lehman Aggregate    Consumer
            Portfolio   S&P 500 Index*    Bond Index**    Price Index***
          ------------  --------------  ----------------  --------------
 6/14/95    $10,000       $10,000           $10,000          $10,000
 6/30/95     10,107        10,163             9,988           10,020
 7/31/95     10,295        10,500             9,966           10,020
 8/31/95     10,351        10,526            10,086           10,046
 9/30/95     10,635        10,970            10,184           10,066
10/31/95     10,678        10,931            10,316           10,099
11/30/95     10,977        11,411            10,471           10,092
12/31/95     11,146        11,631            10,618           10,085
 1/31/96     11,378        12,027            10,688           10,145
 2/29/96     11,372        12,138            10,503           10,177
 3/31/96     11,394        12,255            10,430           10,230
 4/30/96     11,466        12,436            10,371           10,269
 5/31/96     11,618        12,756            10,350           10,289
 6/30/96     11,695        12,805            10,489           10,296
 7/31/96     11,429        12,239            10,518           10,315
 8/31/96     11,550        12,497            10,500           10,335
 9/30/96     11,984        13,201            10,683           10,368
10/31/96     12,262        13,565            10,920           10,401
11/30/96     12,803        14,590            11,107           10,421
12/31/96     12,666        14,301            11,003           10,421
 1/31/97     13,111        15,195            11,037           10,453
 2/28/97     13,183        15,314            11,064           10,486
 3/31/97     12,848        14,685            10,942           10,512
 4/30/97     13,337        15,561            11,106           10,526
 5/31/97     13,820        16,509            11,211           10,519
 6/30/97     14,225        17,248            11,344           10,532
 7/31/97     14,999        18,621            11,650           10,545
 8/31/97     14,480        17,578            11,550           10,565
 9/30/97     15,001        18,540            11,721           10,591
10/31/97     14,804        17,921            11,891           10,618
11/30/97     15,171        18,751            11,945           10,611
12/31/97     15,416        19,073            12,066           10,598
 1/31/98     15,583        19,283            12,220           10,618
 2/28/98     16,189        20,674            12,211           10,637
 3/31/98     16,667        21,733            12,253           10,657
 4/30/98     16,799        21,952            12,317           10,677
 5/31/98     16,704        21,574            12,434           10,696
 6/30/98     17,131        22,451            12,540           10,710
 7/31/98     17,041        22,211            12,566           10,723
 8/31/98     15,800        19,000            12,771           10,736
 9/30/98     16,476        20,217            13,070           10,749
10/31/98     17,194        21,862            13,001           10,775
11/30/98     17,791        23,187            13,074           10,775
12/31/98     18,387        24,523            13,114           10,769
 1/31/99     18,842        25,548            13,207           10,795
 2/28/99     18,405        24,754            12,977           10,808
 3/31/99     18,840        25,745            13,049           10,841
 4/30/99     19,256        26,742            13,090           10,920
 5/31/99     18,938        26,110            12,975           10,920
 6/30/99     19,495        27,560            12,934           10,920
 7/31/99     19,146        26,699            12,879           10,953
 8/31/99     19,108        26,567            12,872           10,979
 9/30/99     18,908        25,839            13,022           11,032
10/31/99     19,586        27,474            13,070           11,051
11/30/99     19,811        28,032            13,069           11,058
12/31/99     20,409        29,684            13,006           11,058
 1/31/00     19,822        28,192            12,963           11,084
 2/29/00     19,713        27,659            13,120           11,150
 3/31/00     20,815        30,364            13,293           11,242
 4/30/00     20,522        29,451            13,255           11,248
 5/31/00     20,291        28,846            13,249           11,255
 6/30/00     20,710        29,557            13,524           11,321
 7/31/00     20,604        29,096            13,647           11,340
 8/31/00     21,416        30,903            13,845           11,354
 9/30/00     20,847        29,271            13,932           11,413
10/31/00     20,844        29,147            14,024           11,432
11/30/00     20,075        26,849            14,254           11,439
12/31/00     20,273        26,981            14,518           11,432
 1/31/01     20,834        27,938            14,756           11,505
 2/28/01     19,850        25,391            14,884           11,551
 3/30/01     19,178        23,782            14,959           11,577
 4/30/01     19,978        25,630            14,897           11,623
 5/31/01     20,088        25,802            14,987           11,675
 6/30/01     19,829        25,174            15,043           11,695
 7/31/01     19,865        24,926            15,380           11,662
 8/31/01     19,236        23,366            15,556           11,662
 9/28/01     18,465        21,479            15,737           11,715
10/31/01     18,807        21,889            16,066           11,675
11/30/01     19,516        23,568            15,845           11,656
12/31/01     19,566        23,774            15,744           11,610
 1/31/02     19,457        23,427            15,872           11,636
 2/28/02     19,321        22,976            16,025           11,682
 3/29/02     19,579        23,840            15,759           11,748
 4/30/02     19,035        22,394            16,064           11,813
 5/31/02     19,026        22,229            16,201           11,813
 6/28/02     18,323        20,646            16,341           11,820
 7/31/02     17,682        19,036            16,538           11,833
 8/30/02     17,881        19,162            16,817           11,873
 9/30/02     16,882        17,081            17,090           11,892
10/31/02     17,678        18,583            17,011           11,922
11/29/02     18,273        19,676            17,007           11,922
12/31/02     17,756        18,521            17,358           11,896

         Portfolio Facts
Net Assets $620,675,760 NAV $12.75

Average Annual Total Returns/1/
    December 31, 2002

                      From
                    Inception
1 Year    5 Years   6/14/1995
-------------------------------
(9.25)%    2.87%      7.90%

* An unmanaged index comprised of 500 stocks representative of the stock market as a whole. It is not possible to invest directly in the Index.
** An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.
*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                         AAL High Yield Bond Portfolio

Raymond G. Kennedy is the portfolio manager for the AAL High Yield Bond
Portfolio. Mr. Kennedy is a managing director, portfolio manager and senior member of the Pacific Investment Management Company (PIMCO) investment strategy group, which subadvises the Portfolio. He joined PIMCO in 1996 and has 15 years of investment management experience. He has earned the Chartered Financial
Analyst designation.

[PHOTO]

Raymond G. Kennedy

The high-yield bond market exhibited some signs of rallying a few times throughout the year, but the weight of the problematic telecommunications sector, weak overall equity markets, corporate malfeasance, and a spate of credit downgrades proved too much to overcome over the twelve-month period ended December 31, 2002. The AAL High Yield Bond Portfolio finished the reporting period with a 0.40% total return. Its Lipper, Inc peer group of similar high-yield portfolios averaged a total return of -0.35%. The
Portfolio's market benchmark, the Merrill Lynch High Yield Cash Pay Index, returned -1.05% over this same time period.

Lower Credit Quality Punished
Early in the period, high-yield bonds showed signs of improvement and investors funneled more than $8 billion into the market, which drove prices upward. As the year continued, high-profile balance sheet meltdowns and even outright fraud occurred, resulting in investor's fleeing all but the most credit-sound companies in the sectors most affected by the plague of accounting irregularities.

Exposure to higher quality BBB-rated issues contributed to the Portfolio's outperformance as these issues rallied. An underweight to the transportation sector added to relative returns as troubles in the airline industry caused this sector to significantly underperform. While an overweight to cable was a drag on returns, higher quality issue selection was a noteworthy positive for relative performance. Underweighting the equipment sector detracted from performance as the sector rallied. Emerging market bonds were solid contributors to performance as this sector, specifically Brazil, posted significant gains over the year.

Outlook
Market fundamentals are improving, although we are still cautious with respect to the near-term, we will move to a more market neutral position, reducing

                                    [CHART]

Top Industries

Communication Services             28.3%
Industrials                        17.3%
Consumer Non-Cyclical              13.2%
Utilities                          12.4%
Consumer Cyclical                   8.0%
Capital Goods                       5.2%
Finance                             4.2%
Health Care                         0.5%
Information Technology              0.2%
Technology                          0.2%

                                    [CHART]

                             Portfolio Composition
                                (% of Portfolio)

Long Term Fixed Income       95.0%
Short-Term Investments        5.0%

                                    [CHART]

Moody's Bond Quality
Rating Distribution

Aaa          0.0%
Aa           0.0%
A            5.5%
Baa         15.6%
Ba          35.5%
B           39.0%
Caa          3.6%
Ca           0.7%
C            0.1%
D            0.0%
Not Rated    0.0%

The AAL High Yield Bond Portfolio seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as "junk bonds."*

exposure to higher rated issues and increasing exposure to the broader high-yield market. We will maintain our exposure to large Telecom and Energy companies as they offer attractive yields, financial flexibility and strong asset coverage. We will continue to avoid sectors that are sensitive to consumer spending as a weaker than anticipated recovery continues to weigh on consumer confidence. As the Cable & Satellite sector continues to produce stable cash flows and barriers to entry, we will maintain an overweighting in the sector. We will continue to take modest exposure to emerging markets, as we believe certain credits in this sector offer attractive value relative to high-yield corporate bonds.

                                    [CHART]
Value of a $10,000 Investment

           AAL High Yield     Merrill Lynch High      Consumer
           Bond Portfolio   Yield Bond Portfolio***  Price Index**
           --------------   -----------------------  -------------
 3/02/98     $10,000              $10,000               $10,000
 3/31/98      10,090               10,097                10,019
 4/30/98      10,139               10,145                10,037
 5/31/98      10,169               10,216                10,056
 6/30/98      10,219               10,266                10,068
 7/31/98      10,265               10,325                10,080
 8/31/98       9,539                9,879                10,093
 9/30/98       9,475                9,899                10,105
10/31/98       9,224                9,736                10,130
11/30/98       9,710               10,180                10,130
12/31/98       9,675               10,183                10,124
 1/31/99       9,803               10,284                10,148
 2/28/99       9,646               10,205                10,161
 3/31/99       9,690               10,293                10,191
 4/30/99       9,828               10,454                10,266
 5/31/99       9,668               10,382                10,266
 6/30/99       9,628               10,362                10,266
 7/31/99       9,630               10,378                10,296
 8/31/99       9,488               10,272                10,321
 9/30/99       9,328               10,233                10,371
10/31/99       9,079               10,173                10,389
11/30/99       9,155               10,289                10,395
12/31/99       9,245               10,343                10,395
 1/31/00       9,229               10,292                10,420
 2/29/00       9,284               10,301                10,482
 3/31/00       9,126               10,157                10,568
 4/30/00       9,147               10,160                10,574
 5/31/00       9,015               10,049                10,581
 6/30/00       9,171               10,221                10,642
 7/31/00       9,100               10,294                10,661
 8/31/00       9,247               10,420                10,673
 9/30/00       9,169               10,359                10,729
10/31/00       9,005               10,055                10,747
11/30/00       8,788                9,740                10,754
12/31/00       9,109                9,951                10,747
 1/31/01       9,521               10,545                10,815
 2/28/01       9,563               10,711                10,859
 3/30/01       9,407               10,570                10,883
 4/30/01       9,301               10,454                10,927
 5/31/01       9,352               10,655                10,976
 6/30/01       9,088               10,436                10,994
 7/31/01       9,213               10,598                10,964
 8/31/01       9,282               10,700                10,964
 9/28/01       8,767               10,014                11,013
10/31/01       9,053               10,309                10,976
11/30/01       9,254               10,644                10,957
12/31/01       9,238               10,569                10,914
 1/31/02       9,260               10,628                10,939
 2/28/02       9,152               10,526                10,982
 3/29/02       9,254               10,776                11,044
 4/30/02       9,326               10,947                11,106
 5/31/02       9,265               10,888                11,106
 6/28/02       8,776               10,111                11,112
 7/31/02       8,348                9,711                11,124
 8/30/02       8,694                9,954                11,161
 9/30/02       8,494                9,801                11,180
10/31/02       8,560                9,719                11,208
11/29/02       9,132               10,301                11,208
12/31/02       9,274               10,458                11,183

        Portfolio Facts
Net Assets $41,148,187 NAV $5.81

Average Annual Total Returns/1/
December 31, 2002

                 From
               Inception
1 Year         3/2/1998
-------------------------------
0.40%           (1.55)%

* High-yield bonds carry greater volatility and risk than investment-grade bonds.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
*** An unmanaged index comprised of approximately 1,200 "cash-pay" high-yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                           AAL Bond Index Portfolio

Steven H.C. Lee is the portfolio manager of the AAL Bond Index Portfolio. He joined the company in September 1985 as an actuarial assistant and moved to the investment division in September 1990 as a quantitative analyst. He has since served as a senior securities analyst in the fixed income area and portfolio manager of the asset-backed securities and investment grade corporate bond portfolios. He graduated from Augsburg College in Minneapolis, Minnesota, in
May 1985 with a BA in mathematics. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

[PHOTO]

Steven H. C. Lee

The AAL Bond Index Portfolio performance was slightly lower than the Lehman
Aggregate Bond Index performance for the 12 months ending December 31, 2002, posting a 9.68% total return while its benchmark, the Lehman Brothers Aggregate
Bond Index, recorded a 10.25% total return. Portfolio performance was helped by strong performance and adept security selection from the U.S. Treasury and corporate securities held by the Portfolio versus those in the Index. Our relative underweight position in mid- to high-quality corporates and our small cash position provided a slight drag to the Portfolio's performance.

By sector, commercial mortgage-backed securities lead the bond market returning
15.32%, followed by U.S. Treasuries at 11.79% and U.S. Agency securities at
11.01%. Corporate bonds were close behind at 10.52%, but there was a clear dichotomy between higher and lower quality bonds. Higher quality bonds returned
12.59% while mid-quality and lower-quality bonds returned 10.96% and 8.58%, respectively, over the twelve-month period. The lower quality segment was hit with most of the high-profile corporate credit problems this year. During the fourth quarter there were tentative signs that lower-quality corporate credits may be returning to favor. Mortgage-backed securities and asset-backed securities were the lowest returning sectors at 8.75% and 8.55%, respectively.

The objective of the AAL Bond Index Portfolio is to achieve investment results that approximate the total return of the Lehman Aggregate Bond Index by investing primarily in investment grade bonds and other debt securities included in the index. The Index covers the U.S. investment grade fixed-rate bond market, with index components for U.S. Treasury and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. The Portfolio invests in a well-diversified portfolio of securities that replicate the key characteristics of the Index. These key characteristics include sector weightings, maturity, credit quality, yield curve exposure, and current yield.

                                    [CHART]

Portfolio Composition
(% of Portfolio)

Long Term Fixed Income   97.4%
Short-Term Investments    2.6%

                                    [CHART]

Moody's Bond Quality
Rating Distribution

Aaa         78.9%
Aa           4.0%
A            9.1%
Baa          7.8%
Ba           0.2%
B            0.0%
Caa          0.0%
Ca           0.0%
C            0.0%
D            0.0%
Not Rated    0.0%

The AAL Bond Index Portfolio strives for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

To minimize performance-tracking error in the investment grade corporate bond sector, the Portfolio maintains exposure to a wide variety of industries and individual issuers.

Outlook
The U.S. economy is exhibiting signs of a modest recovery. Over the next year the Federal Reserve will be monitoring its progress and will likely start a tightening campaign where interest rates will begin to rise. Inflation has been kept under control and should not become a problem with an alert Federal Open
Market Committee. We also expect that the dichotomy between lower-quality and higher-quality corporate bonds will reverse over the coming year as corporations reduce capital spending, repair their balance sheets, and become more conservative in their accounting practices.

                                    [CHART]
Value of a $10,000 Investment

            AAL Bond Index  Lehman Aggregate    Consumer
               Portfolio       Bond Index*    Price Index**
            --------------  ----------------  -------------
 6/14/1995     $10,000         $10,000          $10,000
 6/30/1995       9,988           9,988           10,020
 7/31/1995       9,956           9,966           10,020
 8/31/1995      10,072          10,086           10,046
 9/30/1995      10,164          10,184           10,066
10/31/1995      10,308          10,316           10,099
11/30/1995      10,447          10,471           10,092
12/31/1995      10,581          10,618           10,085
 1/31/1996      10,652          10,688           10,145
 2/29/1996      10,463          10,503           10,177
 3/31/1996      10,388          10,430           10,230
 4/30/1996      10,329          10,371           10,269
 5/31/1996      10,309          10,350           10,289
 6/30/1996      10,427          10,489           10,296
 7/31/1996      10,454          10,518           10,315
 8/31/1996      10,424          10,500           10,335
 9/30/1996      10,609          10,683           10,368
10/31/1996      10,833          10,920           10,401
11/30/1996      10,975          11,107           10,421
12/31/1996      10,909          11,003           10,421
 1/31/1997      10,944          11,037           10,453
 2/28/1997      10,957          11,064           10,486
 3/31/1997      10,845          10,942           10,512
 4/30/1997      11,002          11,106           10,526
 5/31/1997      11,096          11,211           10,519
 6/30/1997      11,232          11,344           10,532
 7/31/1997      11,526          11,650           10,545
 8/31/1997      11,424          11,550           10,565
 9/30/1997      11,591          11,721           10,591
10/31/1997      11,759          11,891           10,618
11/30/1997      11,811          11,945           10,611
12/31/1997      11,930          12,066           10,598
 1/31/1998      12,083          12,220           10,618
 2/28/1998      12,075          12,211           10,637
 3/31/1998      12,118          12,253           10,657
 4/30/1998      12,171          12,317           10,677
 5/31/1998      12,278          12,434           10,696
 6/30/1998      12,397          12,540           10,710
 7/31/1998      12,414          12,566           10,723
 8/31/1998      12,657          12,771           10,736
 9/30/1998      12,945          13,070           10,749
10/31/1998      12,871          13,001           10,775
11/30/1998      12,917          13,074           10,775
12/31/1998      12,955          13,114           10,769
 1/31/1999      13,026          13,207           10,795
 2/28/1999      12,800          12,977           10,808
 3/31/1999      12,869          13,049           10,841
 4/30/1999      12,896          13,090           10,920
 5/31/1999      12,752          12,975           10,920
 6/30/1999      12,710          12,934           10,920
 7/31/1999      12,671          12,879           10,953
 8/31/1999      12,662          12,872           10,979
 9/30/1999      12,817          13,022           11,032
10/31/1999      12,846          13,070           11,051
11/30/1999      12,841          13,069           11,058
12/31/1999      12,780          13,006           11,058
 1/31/2000      12,725          12,963           11,084
 2/29/2000      12,866          13,120           11,150
 3/31/2000      13,033          13,293           11,242
 4/30/2000      13,004          13,255           11,248
 5/31/2000      12,987          13,249           11,255
 6/30/2000      13,251          13,524           11,321
 7/31/2000      13,360          13,647           11,340
 8/31/2000      13,564          13,845           11,354
 9/30/2000      13,663          13,932           11,413
10/31/2000      13,739          14,024           11,432
11/30/2000      13,982          14,254           11,439
12/31/2000      14,243          14,518           11,432
 1/31/2001      14,542          14,756           11,505
 2/28/2001      14,672          14,884           11,551
 3/30/2001      14,672          14,959           11,577
 4/30/2001      14,599          14,897           11,623
 5/31/2001      14,666          14,987           11,675
 6/30/2001      14,722          15,043           11,695
 7/31/2001      15,049          15,380           11,662
 8/31/2001      15,226          15,556           11,662
 9/28/2001      15,442          15,737           11,715
10/31/2001      15,759          16,066           11,675
11/30/2001      15,550          15,845           11,656
12/31/2001      15,449          15,744           11,610
 1/31/2002      15,551          15,872           11,636
 2/28/2002      15,715          16,025           11,682
 3/29/2002      15,416          15,759           11,748
 4/30/2002      15,701          16,064           11,813
 5/31/2002      15,841          16,201           11,813
 6/28/2002      15,983          16,341           11,820
 7/31/2002      16,202          16,538           11,833
 8/30/2002      16,457          16,817           11,873
 9/30/2002      16,723          17,090           11,892
10/31/2002      16,666          17,011           11,922
11/29/2002      16,604          17,007           11,922
12/31/2002      16,944          17,358           11,896

         Portfolio Facts
Net Assets $183,927,037 NAV $10.66

Average Annual Total Returns/1/
   December 31, 2002

                      From
                    Inception
1 Year    5 Years   6/14/1995
-------------------------------
9.68%      7.27%      7.23%

* An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.
** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                          AAL Money Market Portfolio

Gail R. Onan is the portfolio manager of the AAL Money Market Portfolio. She began her career with Thrivent Financial for Lutherans in 1969 as a trader and securities analyst. In 1986, Gail became a mutual funds trader and later an equity trader. In 1988, she began working with money market funds. She started managing the AAL Money Market Portfolio in May, 2002. She received her undergraduate education at the University of Minnesota.

[PHOTO]

Gail R. Onan

Money market yields marched lower along with overall short-term market interest rates for the twelve-month period ending December 31, 2002. The AAL Money
Market Portfolio provided investors with a total return of 1.43%, while the
Portfolio's Lipper, Inc. peer group earned an average total return of 1.31%.

Federal Reserve Policy
Economic data over the period indicated soft economic performance in addition to heightened geopolitical risks, corporate accounting scandals, and executive suite malfeasance. This uncertainty inhibited spending, production, and employment over the period. In response to these lackluster economic reports, the Federal Open Market Committee ("FOMC"), the monetary policy setting arm of the U.S. Federal Reserve, continued to try to stimulate the economy by cutting its target for the federal funds rate significantly in November. The federal funds rate is the overnight interest rate at which depository institutions can borrow from the Federal Reserve. Changes in the federal funds rate affect interest rates, and, ultimately, the economy, including employment, production, and prices of goods and services. With investors anticipating an end to lower interest rates in March and again in October, we saw an opportunity to lock in higher yields by extending the Portfolio's duration. By investing in longer dated securities during these periods, we were able to keep the Portfolio's overall yield levels constant for future months.

Supply of Commercial Paper Limited
Beginning in the fourth quarter of 2001, the operating environment for money market participants changed significantly. Investors shunned issuers burdened with high levels of short-term debt following the bankruptcy of Enron Corp. and
WorldCom. In response, many companies cut back on short-term financing which significantly decreased the supply of commercial paper. While the supply of commercial paper diminished, we were still able to keep the Portfolio fully invested in only the highest quality money market instruments.

                                    [CHART]

                              Portfolio Composition
                                (% of Portfolio)

Short-Term Investments       100%

The AAL Money Market Portfolio seeks a high level of current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.*

Outlook
Currently, money market funds are reinvesting maturing securities at lower yield levels, and we expect this to continue until the domestic economy shows sign of strength from its current tepid state, which should happen in 2003. It is likely that the FOMC will not lower rates any further and may begin to raise rates as the economy picks up steam. Once the economy improves, interest rates will edge up, and money market yields will rise. We believe investors will start to shift from the safety of money market funds back into the equities and corporate bond markets. We plan on maximizing liquidity for next year to prepare for this eventual shift out of money market funds.

We have always taken a very conservative credit position and invest in a broad range of industries and maturities. We focus on strong, top tier companies with established and growing track records in terms of company fundamentals, strong balance sheets, customer service focus and leaders in their respective industries. We add value to our shareholders by following a conservative investment approach centered on the highest-quality money market securities.

Seven-Day Yields**
December 31, 2002
Current.... 1.14%
Effective.. 1.14%

        Portfolio Facts
Net Assets $60,074,188 NAV $1.00

Average Annual Total Returns/1/
   December 31, 2002

                      From
                    Inception
1 Year    5 Years   6/14/1995
-------------------------------
1.43%      4.32%      4.66%

*  An investment in the AAL Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.
** Seven-day yields of the AAL Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more of less than their original cost. At various times, the Portfolio's adviser reimbursed Portfolio expenses. Had the adviser not done so, the
    Portfolio's total returns would have been lower.

                                    [GRAPHIC]

PricewaterhouseCoopers

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

                       Report of Independent Accountants

To the Board of Directors and Shareholders of the AAL Variable Product Series
 Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the
Portfolios (AAL Technology Stock Portfolio, AAL Aggressive Growth Portfolio,
AAL Small Cap Stock Portfolio, AAL Small Cap Index Portfolio, AAL Mid Cap Stock
Portfolio, AAL Mid Cap Index Portfolio, AAL International Portfolio, AAL
Capital Growth Portfolio, AAL Large Company Index Portfolio, AAL Equity Income
Portfolio, AAL Balanced Portfolio, AAL High Yield Bond Portfolio, AAL Bond
Index Portfolio, and AAL Money Market Portfolio) comprising the AAL Variable
Product Series Fund, Inc. (hereafter referred to collectively as the "Fund"), at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    /s/ PricewaterhouseCoopers LLP

February 7, 2003

                        AAL Technology Stock Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

Shares Common Stocks (96.6%)               Market Value
-------------------------------------------------------

Communication Services (1.7%)
---------------------------
22,600 American Tower Corporation*           $79,778
 6,000 Nextel Communications, Inc.*           69,300
17,900 Sprint PCS Group*                      78,402
       ---------------------------------------------
                                             227,480
       ---------------------------------------------

Consumer Discretionary (9.1%)
---------------------------
 3,600 Amazon.com, Inc.*                      68,004
42,900 AOL Time Warner, Inc.*                561,990
 1,500 CDW Computer Centers, Inc.*            65,775
 1,300 Clear Channel Communications, Inc.*    48,477
 2,800 eBay, Inc.*                           189,896
 4,400 Macrovision Corporation*               70,576
 2,900 Pixar Animation Studios, Inc.*        153,671
 1,200 Viacom, Inc. *                         48,912
       ---------------------------------------------
                                           1,207,301
       ---------------------------------------------

Health Care (0.9%)
---------------
 1,200 Amgen, Inc.*                           58,008
 1,200 Medtronic, Inc.                        54,720
       ---------------------------------------------
                                             112,728
       ---------------------------------------------

Industrials (2.8%)
---------------
 2,900 Automatic Data Processing, Inc.       113,825
 4,200 CheckFree Corporation*                 67,204
 2,200 First Data Corporation                 77,902
 1,000 Lockheed Martin Corporation            57,750
   600 Northrop Grumman Corporation           58,200
       ---------------------------------------------
                                             374,881
       ---------------------------------------------

Information Technology (82.1%)
----------------------------
 4,100 Accenture, Ltd.                        73,759
 2,000 Acxiom Corporation*                    30,760
32,500 ADC Telecommunications, Inc.*          67,925
 5,800 Adobe Systems, Inc.                   144,478
25,406 Agere Systems, Inc.*                   36,585
 4,800 Agilent Technologies, Inc.*            86,208
 4,300 Altera Corporation*                    53,062
 3,300 Amdocs, Ltd.*                          32,406
 4,800 Analog Devices, Inc.*                 114,576
12,000 Apple Computer, Inc.*                 171,960
12,800 Applied Materials, Inc.*              166,784
12,400 Applied Micro Circuits Corporation*    45,756
16,300 ATI Technologies, Inc.*                75,811

Shares Common Stocks (96.6%)               Market Value
-------------------------------------------------------

 2,500 Autodesk, Inc.                            $35,750
12,000 BEA Systems, Inc.*                        137,640
 3,300 Borland Software Corporation*              40,590
70,700 Cisco Systems, Inc.*                      926,170
 1,400 Cognos, Inc.*                              32,830
 6,900 Computer Associates International, Inc.    93,150
 1,900 Computer Sciences Corporation*             65,455
21,200 Corning, Inc.*                             70,172
21,100 Crown Castle International
       Corporation*                               79,125
 5,100 Cypress Semiconductor Corporation*         29,172
21,800 Dell Computer Corporation*                582,932
 1,300 Electronic Arts, Inc.*                     64,701
21,700 EMC Corporation*                          133,238
 1,600 Fair, Isaac and Company, Inc.              68,320
30,000 Hewlett-Packard Company                   520,800
 7,400 Integrated Device Technology, Inc.*        61,938
35,400 Intel Corporation                         551,178
14,200 International Business Machines
       Corporation                             1,100,500
 3,500 Intuit, Inc.*                             164,220
 3,300 JDA Software Group, Inc.*                  31,878
16,900 JDS Uniphase Corporation*                  41,743
 4,300 KLA-Tencor Corporation*                   152,091
19,900 Legato Systems, Inc.*                     100,097
 2,500 Lexmark International, Inc.*              151,250
 3,300 Linear Technology Corporation              84,876
 9,400 LSI Logic Corporation*                     54,238
71,800 Lucent Technologies, Inc.*                 90,468
12,800 MatrixOne, Inc.*                           55,040
 3,400 Maxim Integrated Products, Inc.           112,336
 4,700 Mercury Interactive Corporation*          139,355
 2,100 Microchip Technology, Inc.                 51,345
 6,400 Micron Technology, Inc.*                   62,336
21,900 Microsoft Corporation*                  1,132,230
22,500 Motorola, Inc.                            194,625
 6,000 MSC.Software Corporation*                  46,320
 6,500 Network Appliance, Inc.*                   65,000
16,600 NIC, Inc.*                                 23,904
 4,200 Nokia Corporation ADR                      65,100
 1,400 Novellus Systems, Inc.*                    39,312
57,700 Oracle Corporation*                       623,160
 8,800 PMC-Sierra, Inc.*                          48,928
 4,800 Qlogic Corporation*                       165,648
 7,600 QUALCOMM, Inc.*                           276,564

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Technology Stock Portfolio
Schedule of Investments as of December 31, 2002

            Shares Common Stocks (96.6%)               Market Value
            -------------------------------------------------------

Information Technology--continued
-------------------------------
 2,400 Scientific-Atlanta, Inc.        $28,464
10,300 STMicroelectronics NV           200,953
 2,600 Storage Technology Corporation*  55,692
36,900 Sun Microsystems, Inc.*         114,759
 2,700 SunGard Data Systems, Inc.*      63,612
 1,500 Symantec Corporation*            60,675
14,100 Symbol Technologies, Inc.       115,902
 1,800 Teradyne, Inc.*                  23,418
17,000 Texas Instruments, Inc.         255,170

            Shares Common Stocks (96.6%)               Market Value
            -------------------------------------------------------

 3,900 VERITAS Software Corporation*    $60,918
16,300 Western Digital Corporation*     104,157
 6,200 Wind River Systems, Inc.*         25,420
 2,200 Xilinx, Inc.*                     45,320
 5,700 Yahoo!, Inc.*                     93,195
       ----------------------------------------
                                     10,913,450
       ----------------------------------------
       ----------------------------------------
       Total Common Stocks
       (cost $17,156,071)            12,835,840
       ----------------------------------------

Shares  Short-Term Investments (3.4%)      Interest Rate/(b)/ Maturity Date Market Value
=------------------------------------------------------

452,695 AAL Money Market Portfolio               1.140%            N/A         $452,695
                          --------------------------------------------------------------
                          Total Short-Term Investments
                          (at amortized cost)                                   452,695
                          --------------------------------------------------------------
                          Total Investments
                          (cost $17,608,766)                                $13,288,535
                          --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

                        AAL Aggressive Growth Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

            Shares Common Stocks (96.0%)               Market Value
            -------------------------------------------------------

Basic Materials (0.8%)
-------------------
  300 Air Products and Chemicals, Inc.    $12,825
  750 Alcoa, Inc.                          17,085
  700 International Paper Company          24,479
  250 Weyerhaeuser Company                 12,303
      -------------------------------------------
                                           66,692
      -------------------------------------------

Communication Services (1.1%)
---------------------------
2,800 AT&T Wireless Services, Inc.*        15,820
  450 SBC Communications, Inc.             12,200
1,100 Sprint PCS Group*                     4,818
  950 Verizon Communications, Inc.         36,813
  950 Vodafone Group plc ADR               17,214
      -------------------------------------------
                                           86,865
      -------------------------------------------

Consumer Discretionary (16.4%)
----------------------------
  800 Abercrombie & Fitch Company*         16,368
  555 Amazon.com, Inc.*                    10,484
3,555 AOL Time Warner, Inc.*               46,571
1,050 Bed Bath & Beyond, Inc.*             36,257
  700 Best Buy Company, Inc.*              16,905
  150 Blockbuster, Inc.                     1,838
  450 Brinker International, Inc.*         14,513
  800 Carnival Corporation                 19,960
  250 Centex Corporation                   12,550
1,800 Clear Channel Communications, Inc.*  67,122
2,095 Comcast Corporation *                47,326
  450 Costco Wholesale Corporation*        12,627
1,035 Cox Communications, Inc.*            29,394
  450 eBay, Inc.*                          30,519
1,000 Fox Entertainment Group, Inc.*       25,930
  250 Gannett Company, Inc.                17,950
  750 Gap, Inc.                            11,640
1,000 Harley-Davidson, Inc.                46,200
3,845 Home Depot, Inc.                     92,126
1,150 Kohl's Corporation*                  64,343
  300 Lear Corporation*                     9,984
  250 Lennar Corporation                   12,900
4,167 Liberty Media Corporation*           37,253
  800 Limited Brands, Inc.                 11,144
  550 Linens 'n Things, Inc.*              12,430
1,500 Lowe's Companies, Inc.               56,250
  150 Marriott International, Inc.          4,931
  300 NIKE, Inc.                           13,341
  200 Omnicom Group, Inc.                  12,920

            Shares Common Stocks (96.0%)               Market Value
            -------------------------------------------------------

1,550 Staples, Inc.*                    $28,365
  700 Starwood Hotels & Resorts
      Worldwide, Inc.                    16,618
1,900 Target Corporation                 57,000
1,205 TJX Companies, Inc.                23,522
  400 Tribune Company                    18,184
  600 Univision Communications, Inc.*    14,700
3,195 Viacom, Inc.*                     130,228
4,050 Wal-Mart Stores, Inc.             204,566
1,450 Walt Disney Company                23,650
  300 Yum! Brands, Inc.*                  7,266
      -----------------------------------------
                                      1,315,875
      -----------------------------------------

Consumer Staples (6.3%)
---------------------
  600 Avon Products, Inc.                32,322
1,650 Coca-Cola Company                  72,303
1,100 Colgate-Palmolive Company          57,673
  350 General Mills, Inc.                16,433
1,050 Gillette Company                   31,878
  150 Kimberly-Clark Corporation          7,121
  400 Kraft Foods, Inc.                  15,572
  700 Kroger Company*                    10,815
  450 Monsanto Company                    8,663
1,450 PepsiCo, Inc.                      61,219
1,150 Procter & Gamble Company           98,831
1,400 SYSCO Corporation                  41,706
1,650 Walgreen Company                   48,164
      -----------------------------------------
                                        502,700
      -----------------------------------------

Energy (4.2%)
------------
  605 Anadarko Petroleum Corporation     28,980
  400 Apache Corporation                 22,796
  750 Baker Hughes, Inc.                 24,143
  350 BP plc                             14,228
  550 Chesapeake Energy Corporation       4,257
  350 ConocoPhillips Corporation         16,937
  600 ENSCO International, Inc.          17,670
1,650 Exxon Mobil Corporation            57,651
  550 GlobalSantaFe Corporation          13,376
  500 Nabors Industries, Ltd.            17,635
  500 Noble Corporation*                 17,575
  750 Ocean Energy, Inc.                 14,978
  500 Schlumberger, Ltd.                 21,045
  665 Smith International, Inc.*         21,692
  200 Tidewater, Inc.                     6,220
  850 Transocean, Inc.                   19,720

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Aggressive Growth Portfolio
Schedule of Investments as of December 31, 2002

            Shares Common Stocks (96.0%)               Market Value
            -------------------------------------------------------

Energy--continued
----------------
  400 Weatherford International, Ltd.*     $15,972
      --------------------------------------------
                                           334,875
      --------------------------------------------

Finance (18.1%)
--------------
  680 AFLAC, Inc.                           20,482
  425 Allstate Corporation                  15,721
1,850 American Express Company              65,398
3,000 American International Group, Inc.   173,550
  450 Arthur J. Gallagher & Company         13,221
1,100 Bank of America Corporation           76,527
  550 Bank of New York Company, Inc.        13,178
  300 Bear Stearns Companies, Inc.          17,820
2,100 Charles Schwab Corporation            22,785
5,140 Citigroup, Inc.                      180,877
2,825 E*TRADE Group, Inc.*                  13,730
1,550 Federal Home Loan Mortgage
      Corporation                           91,528
  815 Federal National Mortgage
      Corporation                           52,429
  345 Fifth Third Bancorp                   20,200
  580 Goldman Sachs Group, Inc.             39,498
  600 Household International, Inc.         16,686
1,100 J.P. Morgan Chase & Company           26,400
  600 Lehman Brothers Holdings, Inc.        31,974
  900 Marsh & McLennan
      Companies, Inc.                       41,589
2,550 MBNA Corporation                      48,501
  950 Merrill Lynch & Company, Inc.         36,053
  750 MetLife, Inc.                         20,280
  800 Morgan Stanley and Company            31,936
3,700 Nasdaq--100 Index Tracking Stock*     90,317
  250 Neuberger Berman, Inc.                 8,373
  350 Radian Group, Inc.                    13,003
  400 RenaissanceRe Holdings, Ltd.          15,840
  850 S&P 400 Mid-Cap Depository
      Receipts                              66,853
  300 SAFECO Corporation                    10,401
  500 State Street Corporation              19,500
  600 Travelers Property Casualty
      Company, Class B*                      8,790
1,550 U.S. Bancorp                          32,891
  800 Wachovia Corporation                  29,152
  650 Washington Mutual, Inc.               22,445
  900 Wells Fargo & Company                 42,183
  660 Willis Group Holdings, Ltd.*          18,922
      --------------------------------------------
                                         1,449,033
      --------------------------------------------

            Shares Common Stocks (96.0%)               Market Value
            -------------------------------------------------------

Health Care (19.0%)
-----------------
1,300 Abbott Laboratories                  $52,000
  150 Allergan, Inc.                         8,643
  450 AmerisourceBergen Corporation         24,440
3,050 Amgen, Inc.*                         147,437
  130 Anthem, Inc.*                          8,177
  850 Baxter International, Inc.            23,800
  100 Biogen, Inc.*                          4,006
  700 Biomet, Inc.                          20,062
  700 Boston Scientific Corporation*        29,764
  850 Bristol-Myers Squibb Company          19,678
  630 Cardinal Health, Inc.                 37,290
  300 Cephalon, Inc.*                       14,600
1,150 Eli Lilly and Company                 73,025
  355 Forest Laboratories, Inc.*            34,868
  650 Genentech, Inc.*                      21,554
  350 Genzyme Corporation*                  10,350
  700 Gilead Sciences, Inc.*                23,800
  290 Guidant Corporation*                   8,947
  550 HCA, Inc.                             22,825
  750 Health Management Associates, Inc.    13,425
3,450 Johnson & Johnson                    185,300
  600 MedImmune, Inc.*                      16,302
2,800 Medtronic, Inc.                      127,680
1,150 Merck & Company, Inc.                 65,102
  450 Millennium Pharmaceuticals, Inc.*      3,573
9,485 Pfizer, Inc.                         289,956
1,300 Pharmacia Corporation                 54,340
  947 Tenet Healthcare Corporation*         15,531
  500 Triad Hospitals, Inc.*                14,915
  920 UnitedHealth Group, Inc.              76,820
  300 WellPoint Health Networks, Inc.*      21,348
1,550 Wyeth Corporation                     57,970
      --------------------------------------------
                                         1,527,528
      --------------------------------------------

Industrials (9.6%)
---------------
  450 3M Company                            55,485
  150 Alliant Techsystems, Inc.*             9,353
  600 Automatic Data Processing, Inc.       23,550
  300 Caterpillar, Inc.                     13,716
1,050 Cendant Corporation*                  11,004
  600 Concord EFS, Inc.*                     9,444
  250 CSX Corporation                        7,078
  350 Cummins, Inc.                          9,846
  350 Danaher Corporation                   22,995

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Aggressive Growth Portfolio
Schedule of Investments as of December 31, 2002

            Shares Common Stocks (96.0%)               Market Value
            -------------------------------------------------------

Industrials--continued
--------------------
   150 Eaton Corporation                    $11,717
   200 Emerson Electric Company              10,170
   200 Fastenal Company                       7,478
   300 FedEx Corporation                     16,266
 1,650 First Data Corporation                58,427
   650 Fiserv, Inc.*                         22,068
   200 General Dynamics Corporation          15,874
 7,350 General Electric Company             178,947
   500 Illinois Tool Works, Inc.             32,430
   450 L-3 Communications Holdings, Inc.*    20,210
   900 Lockheed Martin Corporation           51,975
   400 Manpower, Inc.                        12,760
   350 Northrop Grumman Corporation          33,950
 1,950 Northwest Airlines Corporation*       14,313
   550 Paychex, Inc.                         15,345
 2,850 Tyco International, Ltd.              48,678
   200 Union Pacific Corporation             11,974
   350 United Parcel Service, Inc., Class B  22,078
   350 United Technologies Corporation       21,679
       --------------------------------------------
                                            768,810
       --------------------------------------------

Information Technology (20.5%)
----------------------------
   650 Adobe Systems, Inc.                   16,192
   450 Affiliated Computer Services, Inc.*   23,693
 1,170 Analog Devices, Inc.*                 27,928
 3,750 Applied Materials, Inc.*              48,863
   600 Autodesk, Inc.                         8,580
 1,650 BEA Systems, Inc.*                    18,926
   450 Business Objects SA ADR*               6,750
12,650 Cisco Systems, Inc.*                 165,715
   400 Computer Sciences Corporation*        13,780
 4,650 Dell Computer Corporation*           124,341
   250 DuPont Photomasks, Inc.*               5,813
   335 Electronic Arts, Inc.*                16,673
 3,550 EMC Corporation*                      21,797

            Shares Common Stocks (96.0%)               Market Value
            -------------------------------------------------------

  400 Emulex Corporation*                 $7,420
  800 Fairchild Semiconductor
      International, Inc.*                 8,568
2,100 Flextronics International, Ltd.*    17,199
  950 Hewlett-Packard Company             16,492
8,300 Intel Corporation                  129,231
1,150 International Business Machines
      Corporation                         89,125
  550 Intuit, Inc.*                       25,806
  800 Jabil Circuit, Inc.*                14,336
1,700 JDS Uniphase Corporation*            4,199
  300 KLA-Tencor Corporation*             10,611
1,200 Legato Systems, Inc.*                6,036
  700 Linear Technology Corporation       18,004
  650 LSI Logic Corporation*               3,751
6,900 Lucent Technologies, Inc.*           8,694
1,050 Maxim Integrated Products, Inc.     34,692
  700 Micron Technology, Inc.*             6,818
7,050 Microsoft Corporation*             364,485
1,600 Motorola, Inc.                      13,840
1,150 National Semiconductor
      Corporation*                        17,262
1,200 Network Appliance, Inc.*            12,000
3,520 Nokia Corporation ADR/(b)/          54,560
  600 Novellus Systems, Inc.*             16,848
6,350 Oracle Corporation*                 68,580
  650 PeopleSoft, Inc.*                   11,895
1,500 QUALCOMM, Inc.*                     54,585
  300 SAP AG                               5,850
3,650 Sun Microsystems, Inc.*             11,352
2,300 Taiwan Semiconductor
      Manufacturing Company, Ltd. ADR     16,215
3,200 Texas Instruments, Inc.             48,032
  850 VeriSign, Inc.*                      6,817
1,200 VERITAS Software Corporation *      18,744
1,400 Xilinx, Inc.*                       28,840
      ------------------------------------------
                                       1,649,938
      ------------------------------------------
      ------------------------------------------
      Total Common Stocks
      (cost $8,159,603)                7,702,316
      ------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Aggressive Growth Portfolio
Schedule of Investments as of December 31, 2002

Shares  Short-Term Investments (4.0%)      Interest Rate/(c)/ Maturity Date Market Value
-------------------------------------------------------

321,902 AAL Money Market Portfolio               1.140%            N/A         $321,902
                          --------------------------------------------------------------
                          Total Short-Term Investments
                          (at amortized cost)                                   321,902
                          --------------------------------------------------------------
                          Total Investments
                          (cost $8,481,505)                                  $8,024,218
                          --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Earmarked as collateral as discussed in the notes to the financial statements.
(c) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

                         AAL Small Cap Stock Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

            Shares Common Stocks (93.7%)               Market Value
            -------------------------------------------------------

Basic Materials (2.9%)
-------------------
 9,600 Cambrex Corporation                   $290,016
 8,300 Florida Rock Industries, Inc.          315,815
73,900 MacDermid, Inc.                      1,688,615
19,800 Steel Dynamics, Inc.*                  238,194
       ----------------------------------------------
                                            2,532,640
       ----------------------------------------------

Consumer Discretionary (19.3%)
---------------------------
35,200 Aeropostale, Inc.*                     372,064
12,150 AnnTaylor Stores Corporation*          248,103
19,050 Applebee's International, Inc.         441,789
19,500 Chico's FAS, Inc.*                     368,745
25,500 Cost Plus, Inc.*                       731,085
64,300 Emmis Communications
       Corporation*                         1,339,369
25,400 Ethan Allen Interiors, Inc.            872,998
38,950 Fossil, Inc.*                          792,243
21,200 Harman International
       Industries, Inc.                     1,261,400
 8,800 Hot Topic, Inc.*                       201,344
32,700 Insight Enterprises, Inc.*             271,737
16,200 Lay-Z-Boy, Inc.                        388,476
48,300 Linens 'n Things, Inc.*              1,091,580
27,000 Lone Star Steakhouse & Saloon, Inc.    522,180
 4,990 M.D.C. Holdings, Inc.                  190,917
31,100 Macrovision Corporation*               498,844
16,000 Monaco Coach Corporation*              264,800
24,900 Nautica Enterprises, Inc.*             276,639
 2,000 NVR, Inc.*                             651,000
32,700 O'Charley's, Inc.*                     671,331
12,900 OshKosh B'Gosh, Inc.                   361,845
20,400 Pacific Sunwear of California, Inc.*   360,876
 6,700 Polaris Industries, Inc.               392,620
11,200 Quiksilver, Inc.*                      298,592
64,200 Radio One, Inc.*                       938,604
 7,500 RARE Hospitality
       International, Inc.*                   207,150
20,900 Ross Stores, Inc.                      885,951
20,000 Ruby Tuesday, Inc.                     345,800
 7,000 Ryland Group, Inc.                     233,450
 8,400 SCP Pool Corporation*                  245,280
16,500 Steak n Shake Company*                 165,000
26,700 TMP Worldwide, Inc.*                   301,977
17,900 Toll Brothers, Inc.*                   361,580

            Shares Common Stocks (93.7%)               Market Value
            -------------------------------------------------------

42,500 Tower Automotive, Inc.*             $191,250
15,800 Wet Seal, Inc., Class A*             170,024
       --------------------------------------------
                                         16,916,643
       --------------------------------------------

Consumer Staples (2.3%)
---------------------
 4,900 American Italian Pasta Company*      176,302
43,900 Casey's General Stores, Inc.         536,019
16,700 Hain Celestial Group, Inc.*          253,840
24,900 NBTY, Inc.*                          437,742
 7,500 Performance Food Group
       Company*                             254,693
 6,800 Ralcorp Holdings, Inc.*              170,952
 3,900 Whole Foods Market, Inc.*            205,647
       --------------------------------------------
                                          2,035,195
       --------------------------------------------

Energy (8.0%)
------------
10,500 Cabot Oil & Gas Corporation          260,190
10,800 Cal Dive International, Inc.*        253,800
 7,200 Evergreen Resources, Inc.*           322,920
27,600 Key Energy Services, Inc.*           247,572
36,800 Maverick Tube Corporation*           479,504
22,800 Newfield Exploration Company*        821,940
29,700 Offshore Logistics, Inc.*            651,024
26,800 Patterson-UTI Energy, Inc.*          808,556
24,900 Pogo Producing Company               927,525
20,700 Precision Drilling Corporation*      673,578
17,100 Pride International, Inc.*           254,790
12,900 St. Mary Land & Exploration
       Company                              322,500
11,500 Stone Energy Corporation*            383,640
32,500 Superior Energy Services, Inc.*      266,500
14,300 TETRA Technologies, Inc.*            305,591
       --------------------------------------------
                                          6,979,630
       --------------------------------------------

Finance (12.0%)
-------------
25,700 Affiliated Managers Group, Inc.*   1,292,710
16,700 American Capital Strategies, Ltd.    360,553
17,177 BOK Financial Corporation*           556,363
16,300 Commercial Federal Corporation       380,605
36,600 Community First Bankshares, Inc.     968,436
12,700 Corus Bankshares, Inc.               554,482
23,200 Cullen/Frost Bankers, Inc.           758,640
 9,200 East West Bancorp, Inc.              331,936
28,900 First American Corporation           641,580
13,050 First BanCorp                        294,930

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2002

            Shares Common Stocks (93.7%)               Market Value
            -------------------------------------------------------

Finance--continued
----------------
18,800 First Midwest Bancorp, Inc.        $502,148
 7,400 Hilb, Rogal and Hamilton
       Company                             302,660
30,600 Hudson United Bancorp               951,660
11,100 MAF Bancorp, Inc.                   376,623
25,900 Raymond James Financial, Inc.       766,122
 8,500 Southwest Bancorporation of
       Texas, Inc.*                        244,885
13,700 Stewart Information Services
       Corporation*                        293,043
16,500 United Bankshares, Inc.             479,507
20,750 Washington Federal, Inc.            515,638
       -------------------------------------------
                                        10,572,521
       -------------------------------------------

Health Care (11.7%)
-----------------
18,600 Accredo Health, Inc.*               655,650
39,700 Alpharma, Inc.                      472,827
97,400 Bio-Technology General
       Corporation*                        311,777
16,100 Cephalon, Inc.*                     783,555
12,600 Cooper Companies, Inc.              315,252
 6,900 ICU Medical, Inc.*                  257,370
31,700 IDEXX Laboratories, Inc.*         1,055,610
14,100 Medicis Pharmaceutical
       Corporation*                        700,347
 8,400 Neurocrine Biosciences, Inc.*       383,544
10,500 Omnicare, Inc.                      250,215
14,200 Pediatrix Medical Group, Inc.*      568,852
18,500 Pharmaceutical Product
       Development, Inc.*                  541,495
14,800 Regeneron Pharmaceuticals, Inc.*    273,948
 9,200 Renal Care Group, Inc.*             291,088
13,500 ResMed, Inc.*                       412,695
 8,600 Respironics, Inc.*                  261,707
 8,500 STERIS Corporation*                 206,125
10,500 TECHNE Corporation*                 299,964
32,400 TheraSense, Inc.*                   270,540
63,600 US Oncology, Inc.*                  551,412
 6,000 Varian Medical Systems, Inc.*       297,600
15,300 Ventana Medical Systems, Inc.*      352,665
12,300 Vital Signs, Inc.                   367,524
12,800 Wilson Greatbatch
       Technologies, Inc.*                 373,760
       -------------------------------------------
                                        10,255,522
       -------------------------------------------

            Shares Common Stocks (93.7%)               Market Value
            -------------------------------------------------------

Industrials (16.4%)
----------------
13,200 Advanced Energy Industries, Inc.*      $167,904
 3,050 Alliant Techsystems, Inc.*              190,168
 7,600 Arkansas Best Corporation*              197,456
58,400 Atlantic Coast Airlines
       Holdings, Inc.*                         702,552
16,600 C&D Technologies, Inc.                  293,322
45,700 Consolidated Graphics, Inc.*          1,016,825
11,100 Corinthian Colleges, Inc.*              420,246
50,700 Dycom Industries, Inc.*                 671,775
14,400 Electro Scientific Industries, Inc.*    288,000
 3,200 EMCOR Group, Inc.*                      169,632
25,200 Graco, Inc.                             721,980
61,200 Hall, Kinion & Associates, Inc.*        342,169
38,342 Heartland Express, Inc.*                878,454
14,800 Heidrick & Struggles
       International, Inc.*                    217,116
54,300 IDEX Corporation                      1,775,610
21,100 John H. Harland Company                 466,943
14,700 Manitowoc Company, Inc.                 374,850
10,600 Mercury Computer Systems, Inc.*         323,512
11,100 Mueller Industries, Inc.*               302,475
14,800 Nordson Corporation                     367,484
12,400 Oshkosh Truck Corporation               762,600
12,300 Resources Connection, Inc.*             285,483
18,000 Shaw Group, Inc.*                       296,100
44,000 SkyWest, Inc.                           575,080
22,000 Stewart & Stevenson Services, Inc.      311,080
36,700 TeleTech Holdings, Inc.*                266,442
 7,900 Triumph Group, Inc.*                    252,326
12,600 USFreightways Corporation               362,250
50,500 Wabash National Corporation*            423,190
19,500 Werner Enterprises, Inc.                419,835
12,800 Woodward Governor Company               556,800
       -----------------------------------------------
                                            14,399,659
       -----------------------------------------------

Information Technology (17.3%)
----------------------------
18,200 Actel Corporation*                      295,204
39,100 Acxiom Corporation*                     601,358
35,500 Adaptec, Inc.*                          200,575
 9,400 Anixter International, Inc.*            218,550
35,100 Axcelis Technologies, Inc.*             196,876
 5,800 BARRA, Inc.*                            175,914
 8,100 Benchmark Electronics, Inc.*            232,146
 6,600 Black Box Corporation                   295,680

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2002

            Shares Common Stocks (93.7%)               Market Value
            -------------------------------------------------------

Information Technology--continued
-------------------------------
 15,900 Brooks-PRI Automation, Inc.*     $182,214
 10,000 CACI International, Inc.*         356,400
175,700 CIBER, Inc.*                      904,855
 19,800 Cognex Corporation*               364,914
  8,500 Coherent, Inc.*                   169,575
 65,300 Computer Network Technology
        Corporation*                      463,630
 64,700 Credence Systems Corporation*     603,651
  5,200 Cymer, Inc.*                      167,700
 16,800 Fair, Isaac and Company, Inc.     717,360
 35,100 Hyperion Solutions Corporation*   901,017
 19,500 JDA Software Group, Inc.*         188,370
 10,200 Kronos, Inc.*                     377,298
 92,700 Methode Electronics, Inc.       1,016,919
 21,000 Photronics, Inc.*                 287,700
130,500 Plumtree Software, Inc.*          352,350
 25,100 Power Integrations, Inc.*         426,700
 81,500 Powerwave Technologies, Inc.*     440,100
 53,400 RadiSys Corporation*              426,132
  9,700 Roper Industries, Inc.            355,020
 22,400 Skyworks Solutions, Inc.*         193,088

            Shares Common Stocks (93.7%)               Market Value
            -------------------------------------------------------

 43,900 SPSS, Inc.*                       $614,161
260,600 Stratex Networks, Inc.*            575,926
 61,800 Tollgrade Communications, Inc.*    724,911
 43,900 Trimble Navigation, Ltd.*          548,311
 11,800 Varian Semiconductor
        Equipment, Inc.*                   280,380
 16,300 Veeco Instruments, Inc.*           188,428
 38,200 Verity, Inc.*                      511,536
 11,600 Zebra Technologies Corporation*    664,680
        ------------------------------------------
                                        15,219,629
        ------------------------------------------

Utilities (3.8%)
-------------
  8,800 CH Energy Group, Inc.              410,344
 28,700 Energen Corporation                835,170
  8,600 Northwest Natural Gas Company      232,716
 39,100 Philadelphia Suburban
        Corporation                        805,460
  9,700 Piedmont Natural Gas
        Company, Inc.                      342,895
 12,900 Southwest Gas Corporation          302,505
 25,900 UniSource Energy Corporation       447,811
        ------------------------------------------
                                         3,376,901
        ------------------------------------------
        ------------------------------------------
        Total Common Stocks
        (cost $86,836,143)              82,288,340
        ------------------------------------------

Shares or
Principal                                                                               Market
 Amount    Short-Term Investments (6.3%)             Interest Rate/(b)/ Maturity Date   Value
---------------------------------------------------------

 1,507,794 AAL Money Market Portfolio                      1.140%              N/A     $1,507,794
$4,040,000 Preferred Receivables Funding Corporation       1.270          1/2/2003      4,039,857
                                    -------------------------------------------------------------
                                    Total Short-Term Investments
                                    (at amortized cost)                                 5,547,651
                                    --------------------------------------------------
                                    -------------------------------------------------------------
                                    Total Investments
                                    (cost $92,383,794)                                $87,835,991
                                    -------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                         AAL Small Cap Index Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

Shares Common Stocks (99.8%) Market Value
-----------------------------------------

Basic Materials (4.3%)
-------------------
12,600 A.M. Castle & Company*               $57,330
30,100 AptarGroup, Inc.                     940,324
18,800 Arch Chemicals, Inc.                 343,100
13,900 Brush Engineered Materials, Inc.*     76,450
30,900 Buckeye Technologies, Inc.*          190,035
21,800 Cambrex Corporation                  658,578
23,300 Caraustar Industries, Inc.           220,884
17,200 Century Aluminum Company             127,452
12,700 Chesapeake Corporation*              226,695
 8,500 Cleveland-Cliffs, Inc.               168,725
23,800 Commercial Metals Company            386,512
13,400 Commonwealth Industries, Inc.         91,522
10,000 Deltic Timber Corporation            267,000
23,950 Florida Rock Industries, Inc.        911,298
26,900 Georgia Gulf Corporation             622,466
12,600 IMCO Recycling, Inc.*                102,438
27,000 MacDermid, Inc.                      616,950
63,100 Massey Energy Company                613,332
11,700 Material Sciences Corporation*       151,398
25,185 Myers Industries, Inc.               269,480
23,600 OM Group, Inc.                       162,368
33,300 OMNOVA Solutions, Inc.*              134,199
 6,400 Penford Corporation                   90,176
76,800 PolyOne Corporation                  301,056
13,100 Pope & Talbot, Inc.                  186,806
 7,800 Quaker Chemical Corporation*         180,960
13,700 Quanex Corporation                   458,950
28,700 Rock-Tenn Company                    386,876
17,400 RTI International Metals, Inc.*      175,740
20,700 Ryerson Tull, Inc.*                  126,270
25,000 Scotts Company*                    1,226,000
39,800 Steel Dynamics, Inc.*                478,794
 8,000 Steel Technologies, Inc.             135,680
36,400 Stillwater Mining Company*           194,740
17,600 Texas Industries, Inc.               427,680
       --------------------------------------------
                                         11,708,264
       --------------------------------------------

Communication Services (0.2%)
---------------------------
14,500 Boston Communications
       Group, Inc.*                         184,295
46,700 General Communication, Inc.*         313,357
20,650 Metro One
       Telecommunications, Inc.*            133,193
       --------------------------------------------
                                            630,845
       --------------------------------------------

Shares Common Stocks (99.8%) Market Value
-----------------------------------------

Consumer Discretionary (20.0%)
----------------------------
10,600 4Kids Entertainment, Inc.*             $234,048
13,100 A.T. Cross Company*                      70,085
18,200 Aaron Rents, Inc.                       398,034
14,900 Action Performance Companies, Inc.      283,100
15,900 Advanced Marketing Services, Inc.*      233,730
16,800 ADVO, Inc.*                             551,544
37,600 AnnTaylor Stores Corporation*           767,792
46,300 Applebee's International, Inc.        1,073,743
19,600 Applica, Inc.*                           98,000
16,000 Applied Industrial Technologies, Inc.   302,400
18,500 Arctic Cat, Inc.                        296,000
24,200 Argosy Gaming Company*                  458,106
11,100 Ashworth, Inc.*                          71,040
31,200 Aztar Corporation*                      445,536
27,700 Bally Total Fitness Holding
       Corporation*                            196,393
 9,800 Bassett Furniture Industries, Inc.      140,336
14,800 Brown Shoe Company, Inc.                352,684
11,000 Building Materials Holding
       Corporation                             157,300
37,300 Burlington Coat Factory Warehouse
       Corporation                             669,535
21,400 Cato Corporation                        462,026
23,050 CEC Entertainment, Inc.*                707,635
42,700 Champion Enterprises, Inc.*             121,695
71,150 Chico's FAS, Inc.*                    1,345,447
22,200 Children's Place Retail Stores, Inc.*   236,208
21,550 Christopher & Banks Corporation*        447,163
13,200 Coachmen Industries, Inc.               208,560
23,300 Concord Camera Corporation*             126,519
18,200 Cost Plus, Inc.*                        521,794
10,900 Department 56, Inc.*                    140,610
24,400 Dress Barn, Inc.*                       324,520
16,500 EDO Corporation                         342,870
11,600 Enesco Group, Inc.*                      82,128
31,650 Ethan Allen Interiors, Inc.           1,087,811
25,560 Fedders Corporation                      72,335
30,100 Fleetwood Enterprises, Inc.*            236,285
16,800 Footstar, Inc.*                         116,928
38,825 Fossil, Inc.*                           789,701
21,500 Fred's, Inc.                            552,550
18,300 Genesco, Inc.*                          340,929
27,200 Goody's Family Clothing, Inc.*          120,768
18,900 Group 1 Automotive, Inc.*               451,332
24,300 Gymboree Corporation*                   385,398

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

Consumer Discretionary--continued
-------------------------------
 5,300 Haggar Corporation                      $66,727
15,800 Hancock Fabrics, Inc.                   240,950
27,100 Harman International Industries, Inc. 1,612,450
18,200 Haverty Furniture Companies, Inc.       252,980
26,050 Hot Topic, Inc.*                        596,024
12,900 Huffy Corporation*                       77,013
20,000 Hughes Supply, Inc.                     546,400
17,600 IHOP Corporation*                       422,400
18,300 Information Holdings, Inc.*             284,016
38,575 Insight Enterprises, Inc.*              320,558
42,900 Interface, Inc.                         131,703
21,300 Intermet Corporation                     89,460
16,350 J. Jill Group, Inc.*                    228,573
32,800 Jack in the Box, Inc.*                  567,112
20,400 JAKKS Pacific, Inc.*                    274,788
16,200 Jo-Ann Stores, Inc.*                    372,114
15,000 K-Swiss, Inc.                           325,650
15,000 K2, Inc.*                               141,000
21,400 Kellwood Company                        556,400
23,200 Landry's Restaurants, Inc.              492,768
47,500 Lay-Z-Boy, Inc.                       1,139,050
12,400 Libbey, Inc.                            322,400
36,900 Linens 'n Things, Inc.*                 833,940
17,600 Lone Star Steakhouse & Saloon, Inc.     340,384
18,800 Luby's, Inc.*                            54,708
22,404 M.D.C. Holdings, Inc.                   857,177
24,600 Marcus Corporation*                     349,320
16,500 Meade Instruments Corporation*           51,480
34,200 Men's Wearhouse, Inc.*                  586,530
12,500 Midas, Inc.                              80,375
38,851 Midway Games, Inc.*                     162,009
24,200 Monaco Coach Corporation*               400,510
 5,700 National Presto Industries, Inc.        167,466
28,100 Nautica Enterprises, Inc.*              312,191
 6,100 NVR, Inc.*                            1,985,550
15,700 O'Charley's, Inc.*                      322,321
44,700 O'Reilly Automotive, Inc.*            1,130,463
10,300 OshKosh B'Gosh, Inc.                    288,915
 6,300 Oxford Industries, Inc.                 161,595
20,900 P.F. Chang's China Bistro, Inc.*        758,670
41,325 Pacific Sunwear of California, Inc.*    731,039
24,400 Panera Bread Company*                   849,364
43,100 Pep Boys, Inc.                          499,960
23,300 Phillips-Van Heusen Corporation         269,348
21,700 Pinnacle Entertainment, Inc.*           150,381
19,100 Polaris Industries, Inc.              1,119,249

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

37,700 Prime Hospitality Corporation*      $307,255
19,800 Quiksilver, Inc.*                    527,868
18,400 RARE Hospitality
       International, Inc.*                 508,208
36,250 Regis Corporation                    942,138
10,700 Royal Appliance Manufacturing
       Company*                              77,789
53,500 Ruby Tuesday, Inc.                   925,015
17,200 Russ Berrie and Company, Inc.        581,016
27,000 Russell Corporation                  451,980
36,200 Ryan's Family Steak Houses, Inc.*    410,870
21,500 Ryland Group, Inc.                   717,025
 9,200 Salton, Inc.*                         88,504
15,400 School Specialty, Inc.*              307,692
19,550 SCP Pool Corporation*                570,860
24,200 ShopKo Stores, Inc.*                 301,290
14,600 Shuffle Master, Inc.*                279,006
 7,000 Skyline Corporation                  206,500
32,812 Sonic Corporation*                   672,318
10,500 Standard Motor Products, Inc.        136,500
27,400 Standard Pacific Corporation         678,150
23,017 Steak n Shake Company*               230,170
34,700 Stein Mart, Inc.*                    211,670
33,600 Stride Rite Corporation              240,912
22,500 Sturm, Ruger & Company, Inc.         215,325
17,800 TBC Corporation*                     213,778
12,000 Thomas Nelson, Inc.*                 120,240
23,900 Thor Industries, Inc.                822,877
58,800 Toll Brothers, Inc.*               1,187,760
28,600 Too, Inc.*                           672,672
10,200 Toro Company                         651,780
47,500 Tower Automotive, Inc.*              213,750
17,100 Triarc Companies, Inc.*              448,704
12,100 Ultimate Electronics, Inc.*          122,815
26,700 Wellman, Inc.                        360,183
25,475 Wet Seal, Inc., Class A*             274,136
15,700 Winnebago Industries, Inc.           615,911
25,800 WMS Industries, Inc.*                386,484
33,900 Wolverine World Wide, Inc.           512,229
27,800 Zale Corporation*                    886,820
       --------------------------------------------
                                         54,622,299
       --------------------------------------------

Consumer Staples (3.6%)
---------------------
   116 Acclaim Entertainment, Inc.,
       Stock Warrants*                            0
15,100 American Italian Pasta Company*      543,298
41,600 Casey's General Stores, Inc.         507,936

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

Consumer Staples--continued
-------------------------
 7,600 Coca-Cola Bottling Company
       Consolidated                       $490,276
29,900 Corn Products International, Inc.   900,887
32,000 Delta and Pine Land Company         653,120
37,400 DIMON, Inc.                         224,400
20,100 Duane Reade, Inc.*                  341,700
45,600 Fleming Companies, Inc.             299,592
32,200 Great Atlantic & Pacific Tea
       Company, Inc.*                      259,532
28,200 Hain Celestial Group, Inc.*         428,640
16,000 International Multifoods
       Corporation*                        339,040
 7,500 J & J Snack Foods Corporation*      267,825
24,300 Lance, Inc.                         287,688
 9,900 Nash Finch Company*                  76,527
12,700 Nature's Sunshine Products, Inc.    123,317
55,600 NBTY, Inc.*                         977,448
37,900 Performance Food Group Company*   1,287,046
24,200 Ralcorp Holdings, Inc.*             608,388
12,500 Schweitzer-Mauduit
       International, Inc.                 306,250
16,000 United Natural Foods, Inc.*         405,600
13,870 WD-40 Company*                      366,445
       -------------------------------------------
                                         9,694,955
       -------------------------------------------

Energy (6.2%)
-----------
11,600 Atwood Oceanics, Inc.*              349,160
26,700 Cabot Oil & Gas Corporation         661,626
31,300 Cal Dive International, Inc.*       735,550
12,900 Carbo Ceramics, Inc.                434,730
34,100 Cimarex Energy Company*             610,390
14,500 Dril-Quip, Inc.*                    245,050
15,900 Evergreen Resources, Inc.*          713,115
21,900 Frontier Oil Corporation            377,118
18,900 Hydril Company*                     445,473
42,800 Input/Output, Inc.*                 181,900
23,900 Lone Star Technologies, Inc.*       355,871
34,300 Maverick Tube Corporation*          446,929
43,300 Newfield Exploration Company*     1,560,965
16,000 Nuevo Energy Company*               177,600
20,800 Oceaneering International, Inc.*    514,592
18,900 Offshore Logistics, Inc.*           414,288
23,350 Patina Oil & Gas Corporation        739,028
20,100 Plains Resources, Inc.*             238,185
51,100 Pogo Producing Company            1,903,475

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

10,700 Prima Energy Corporation*           $239,252
22,000 Remington Oil and Gas
       Corporation*                         361,020
16,750 SEACOR SMIT, Inc.*                   745,375
23,400 St. Mary Land & Exploration
       Company                              585,000
22,100 Stone Energy Corporation*            737,256
22,700 Swift Energy Company*                219,509
11,900 TETRA Technologies, Inc.*            254,303
32,900 Tom Brown, Inc.*                     825,790
36,300 Unit Corporation*                    673,365
26,600 Veritas DGC, Inc.*                   210,140
53,000 Vintage Petroleum, Inc.              559,150
22,600 W-H Energy Services, Inc.*           329,734
       --------------------------------------------
                                         16,844,939
       --------------------------------------------

Finance (13.9%)
-------------
18,500 American Financial Holdings, Inc.    552,780
20,500 Anchor BanCorp Wisconsin, Inc.       425,375
18,800 Boston Private Financial
       Holdings, Inc.                       373,368
23,500 Capital Automotive REIT              556,950
20,400 Cash America International, Inc.     194,208
26,775 Chittenden Corporation*              682,227
19,000 Colonial Properties Trust            644,860
37,900 Commercial Federal Corporation       884,965
32,800 Community First Bankshares, Inc.     867,888
42,800 Cullen/Frost Bankers, Inc.         1,399,560
17,285 Delphi Financial Group, Inc.         656,139
21,550 Dime Community Bancshares*           412,683
23,465 Downey Financial Corporation         915,135
20,000 East West Bancorp, Inc.              721,600
15,300 Essex Property Trust, Inc.           778,005
15,600 Financial Federal Corporation*       392,028
60,500 First American Corporation         1,343,100
33,500 First BanCorp                        757,100
37,212 First Midwest Bancorp, Inc.          993,933
12,300 First Republic Bank*                 245,877
14,200 FirstFed Financial Corporation*      411,090
24,800 Flagstar Bancorp, Inc.               535,680
63,000 Fremont General Corporation          282,870
 9,700 GBC Bancorp                          187,792
23,200 Glenborough Realty Trust, Inc.       413,424
24,700 Hilb, Rogal and Hamilton
       Company                            1,010,230
37,789 Hudson United Bancorp              1,175,238

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

Finance--continued
----------------
23,200 Irwin Financial Corporation         $382,800
22,600 Jefferies Group, Inc.                948,522
23,400 Kilroy Realty Corporation            539,370
15,300 LandAmerica Financial Group, Inc.    542,385
19,500 MAF Bancorp, Inc.                    661,635
20,900 New Centuty Financial Corporation    530,651
18,100 Philadelphia Consolidated Holding
       Corporation*                         640,740
24,500 Presidential Life Corporation        243,285
20,564 Provident Bankshares Corporation     475,255
40,550 Raymond James Financial, Inc.      1,199,469
23,900 Riggs National Corporation           370,211
20,700 RLI Corporation                      577,530
 8,200 SCPIE Holdings, Inc.                  54,038
20,000 Seacoast Financial Services
       Corporation                          400,220
22,200 Selective Insurance Group, Inc.      558,996
30,100 Shurgard Storage Centers, Inc.       943,334
37,000 South Financial Group, Inc.*         764,420
28,400 Southwest Bancorporation of
       Texas, Inc.*                         818,204
50,500 Staten Island Bancorp, Inc.        1,017,070
36,800 Sterling Bancshares, Inc.            449,696
14,900 Stewart Information Services
       Corporation*                         318,711
33,200 Susquehanna Bancshares, Inc.*        691,921
14,151 SWS Group, Inc.                      191,888
62,182 TrustCo Bank Corporation NY          670,322
17,600 UCBH Holdings, Inc.                  747,120
40,400 UICI*                                628,220
35,400 United Bankshares, Inc.            1,028,759
53,152 Washington Federal, Inc.           1,320,827
29,900 Waypoint Financial Corporation       532,220
33,600 Whitney Holding Corporation        1,119,888
14,400 Wintrust Financial Corporation       451,008
15,700 Zenith National Insurance
       Corporation                          369,264
       --------------------------------------------
                                         38,002,084
       --------------------------------------------

Health Care (12.1%)
-----------------
39,700 Accredo Health, Inc.*              1,399,425
24,000 Advanced Medical Optics, Inc.*       287,280
43,000 Alpharma, Inc.                       512,130
17,100 Amerigroup Corporation*              518,301

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

25,700 AmeriPath, Inc.*                       $552,550
17,200 Amsurg Corporation*                     351,396
17,900 ArQule, Inc.*                            54,595
17,500 ArthroCare Corporation*                 172,375
49,200 Bio-Technology General
       Corporation*                            157,489
12,400 Biosite Diagnostics, Inc.*              421,848
46,300 Cephalon, Inc.*                       2,253,328
11,900 CIMA Labs, Inc.*                        287,873
24,050 CONMED Corporation*                     471,140
25,700 Cooper Companies, Inc.                  643,014
50,200 Coventry Health Care, Inc.*           1,457,306
16,350 CryoLife, Inc.*                         111,671
10,000 Curative Health Services, Inc.*         172,500
12,400 Datascope Corporation                   307,532
23,900 Diagnostic Products Corporation         923,018
10,100 Dianon Systems, Inc.*                   481,871
23,865 Enzo Biochem, Inc.*                     334,110
20,400 Haemonetics Corporation*                437,784
16,300 Hologic, Inc.*                          199,023
53,900 Hooper Holmes, Inc.                     330,946
11,900 ICU Medical, Inc.*                      443,870
28,800 IDEXX Laboratories, Inc.*               959,040
13,700 IMPATH, Inc.*                           270,164
18,300 Inamed Corporation*                     563,640
26,000 Invacare Corporation                    865,800
18,200 MAXIMUS, Inc.*                          475,020
22,600 Medicis Pharmaceutical Corporation*   1,122,542
19,400 Mentor Corporation                      746,900
21,100 MGI PHARMA, Inc.*                       152,975
40,100 Mid Atlantic Medical Services, Inc.*  1,299,240
18,900 Noven Pharmaceuticals, Inc.*            174,447
42,800 Orthodontic Centers of America, Inc.*   466,948
14,200 Osteotech, Inc.*                         91,448
28,600 Owens & Minor, Inc.                     469,612
21,100 PAREXEL International Corporation*      231,889
21,200 Pediatrix Medical Group, Inc.*          849,272
46,400 Pharmaceutical Product
       Development, Inc.*                    1,358,128
10,300 PolyMedica Corporation*                 317,652
36,432 Priority Healthcare Corporation*        845,222
40,650 Province Healthcare Company*            395,525
36,900 Regeneron Pharmaceuticals, Inc.*        683,019
13,300 RehabCare Group, Inc.*                  253,764
40,550 Renal Care Group, Inc.*               1,283,002

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

Health Care--continued
--------------------
27,700 ResMed, Inc.*                       $846,789
28,000 Respironics, Inc.*                   852,068
24,700 Sierra Health Services, Inc.*        296,647
20,600 Sola International, Inc.*            267,800
18,700 Sunrise Assisted Living, Inc.*       465,443
14,500 SurModics, Inc.*                     415,860
31,800 Sybron Dental Specialties, Inc.*     472,230
34,700 TECHNE Corporation*                  991,310
24,900 Theragenics Corporation*             100,347
74,800 US Oncology, Inc.*                   648,516
21,900 Viasys Healthcare, Inc.*             326,091
10,800 Vital Signs, Inc.                    322,704
       --------------------------------------------
                                         33,163,429
       --------------------------------------------

Industrials (21.0%)
----------------
24,300 A.O. Smith Corporation               656,343
26,600 AAR Corporation                      136,990
41,300 ABM Industries, Inc.*                640,150
34,700 Acuity Brands, Inc.*                 469,838
23,300 Administaff, Inc.*                   139,800
26,900 Advanced Energy Industries, Inc.*    342,168
50,250 Aeroflex, Inc.*                      346,725
32,050 Alliant Techsystems, Inc.*         1,998,318
 7,300 Angelica Corporation                 150,745
23,100 Apogee Enterprises, Inc.             206,768
24,800 Arbitron, Inc.*                      830,800
20,800 Arkansas Best Corporation*           540,405
24,700 Armor Holdings, Inc.*                340,119
32,100 Artesyn Technologies, Inc.*          123,264
16,400 Astec Industries, Inc.*              162,852
18,300 AstroPower, Inc.*                    146,217
37,800 Atlantic Coast Airlines
       Holdings, Inc.*                      454,734
30,100 B/E Aerospace, Inc.*                 109,564
28,600 Baldor Electric Company              564,850
15,800 Barnes Group, Inc.                   321,530
20,900 Belden, Inc.                         318,098
28,100 Bowne & Company, Inc.                335,795
19,400 Brady Corporation*                   646,990
18,200 Briggs & Stratton Corporation        772,954
 5,300 Butler Manufacturing Company         102,555
21,500 C&D Technologies, Inc.               379,905
16,200 CDI Corporation*                     437,076
30,100 Central Parking Corporation          567,686
 8,200 Chemed Corporation                   289,870

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

20,900 CLARCOR, Inc.*                        $674,443
11,200 Consolidated Graphics, Inc.*           249,200
36,400 Corinthian Colleges, Inc.*           1,378,104
 6,700 CPI Corporation                         97,083
13,900 Cuno, Inc.*                            460,368
 8,600 Curtiss-Wright Corporation             548,852
17,800 Dionex Corporation*                    528,838
18,100 DRS Technologies, Inc.*                567,073
39,100 eFunds Corporation*                    356,201
23,200 Electro Scientific Industries, Inc.*   464,000
16,300 ElkCorp                                281,990
12,500 EMCOR Group, Inc.*                     662,625
13,300 Engineered Support Systems, Inc.       487,578
17,400 Esterline Technologies Corporation*    307,458
28,300 FactSet Research Systems, Inc.         800,041
12,800 Flow International Corporation*         32,640
18,000 Forward Air Corporation*               349,380
24,800 Frontier Airlines, Inc.*               167,648
17,400 G & K Services, Inc.                   615,977
13,300 Gardner Denver, Inc.*                  269,990
36,200 GenCorp, Inc.                          286,704
30,980 Global Payments, Inc.                  991,670
39,950 Graco, Inc.                          1,144,568
27,830 Griffon Corporation*                   379,045
10,600 Hall, Kinion & Associates, Inc.*        59,265
41,924 Heartland Express, Inc.*               960,521
15,200 Heidrick & Struggles
       International, Inc.*                   222,984
27,200 IDEX Corporation                       889,440
15,200 Imagistics International, Inc.*        304,000
24,700 Information Resources, Inc.*            39,520
22,200 Insituform Technologies, Inc.*         378,510
10,200 Insurance Auto Auctions, Inc.*         169,218
14,700 Ionics, Inc.*                          335,160
38,100 ITT Educational Services, Inc.*        897,255
36,000 JLG Industries, Inc.                   271,080
24,700 John H. Harland Company                546,611
18,800 Kaman Corporation                      206,800
51,100 Kansas City Southern, Inc.*            613,200
20,100 Kirby Corporation*                     550,539
31,100 Knight Transportation, Inc.*           653,100
32,700 Kroll, Inc.*                           623,916
34,400 Labor Ready, Inc.*                     220,848
13,300 Landstar System, Inc.*                 776,188
 8,000 Lawson Products, Inc.                  247,840
48,436 Lennox International, Inc.             607,872

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

Industrials--continued
-------------------
 9,850 Lindsay Manufacturing Company       $210,790
13,400 Lydall, Inc.*                        152,090
19,700 MagneTek, Inc.*                       87,468
22,100 Manitowoc Company, Inc.              563,550
10,700 MemberWorks, Inc.*                   192,386
17,800 Mercury Computer Systems, Inc.*      543,256
27,200 Mesa Air Group, Inc.*                110,704
12,940 Midwest Express Holdings, Inc.*       69,229
28,200 Milacron, Inc.                       167,790
11,900 Mobile Mini, Inc.*                   186,473
28,700 Mueller Industries, Inc.*            782,075
21,700 NCO Group, Inc.*                     346,115
29,100 NDCHealth Corporation                579,090
11,000 New England Business Service, Inc.   268,400
22,100 On Assignment, Inc.*                 188,292
14,300 Oshkosh Truck Corporation            879,450
32,900 Paxar Corporation*                   485,275
20,600 Pegasus Solutions, Inc.*             206,618
11,400 Planar, Systems Inc.*                235,182
15,900 Pre-Paid Legal Services, Inc.*       416,580
53,000 PRG-Schultz International, Inc.*     471,700
21,000 Regal-Beloit Corporation             434,700
26,600 Reliance Steel & Aluminum
       Company                              554,344
16,200 Roadway Corporation                  596,322
12,000 Robbins & Myers, Inc.                220,800
31,600 Shaw Group, Inc.*                    519,820
20,600 Simpson Manufacturing
       Company, Inc.*                       677,740
48,100 SkyWest, Inc.                        628,667
14,700 SOURCECORP, Inc.*                    273,273
49,400 Spherion Corporation*                330,980
11,000 SPS Technologies, Inc.*              261,250
23,600 Standard Register Company            424,800
10,200 Standex International Corporation    243,168
23,800 Stewart & Stevenson Services, Inc.   336,532
44,606 Tetra Tech, Inc.*                    544,193
14,300 Thomas Industries, Inc.              372,658
53,100 Timken Company                     1,014,210
32,200 Tredegar Corporation                 483,000
13,300 Triumph Group, Inc.*                 424,802
27,200 United Stationers, Inc.*             783,387
14,900 Universal Forest Products, Inc.      317,683
25,100 URS Corporation *                    357,173
22,600 USFreightways Corporation            649,750

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

20,000 Valmont Industries, Inc.           $388,000
35,400 Vicor Corporation*                  292,085
12,700 Volt Information Sciences, Inc.*    217,170
21,400 Wabash National Corporation*        179,332
23,400 Waste Connections, Inc.*            903,474
21,450 Watsco, Inc.                        351,351
27,600 Watson Wyatt & Company
       Holdings*                           600,300
22,700 Watts Industries, Inc.              357,298
53,466 Werner Enterprises, Inc.          1,151,123
10,200 Wolverine Tube, Inc.*                58,242
 9,500 Woodward Governor Company           413,250
24,600 Yellow Corporation*                 619,699
       -------------------------------------------
                                        57,331,541
       -------------------------------------------

Information Technology (14.2%)
----------------------------
20,200 Actel Corporation*                  327,644
89,800 Adaptec, Inc.*                      507,370
25,500 Allen Telecom, Inc.*                241,485
30,200 Alliance Semiconductor
       Corporation*                        118,686
35,400 American Management
       Systems, Inc.*                      424,446
11,200 Analogic Corporation                563,226
20,200 Analysts International
       Corporation*                         39,996
31,400 Anixter International, Inc.*        730,050
12,200 ANSYS, Inc.*                        246,440
25,700 ATMI, Inc.*                         475,964
19,100 Audiovox Corporation*               197,513
22,200 Avid Technology, Inc.*              509,490
19,000 Aware, Inc.*                         41,420
82,300 Axcelis Technologies, Inc.*         461,621
16,650 BARRA, Inc.*                        504,995
12,000 BEI Technologies, Inc.              134,280
 9,200 Bel Fuse, Inc.*                     185,380
16,400 Bell Microproducts, Inc.*            90,856
20,300 Benchmark Electronics, Inc.*        581,798
16,300 Black Box Corporation               730,240
28,400 Brooks-PRI Automation, Inc.*        325,464
10,200 Brooktrout, Inc.*                    54,060
30,400 C-COR.net Corporation*              100,928
37,250 Cable Design Technologies
       Corporation*                        219,775
23,900 CACI International, Inc.*           851,796
26,700 Captaris, Inc.*                      64,080

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

Information Technology--continued
-------------------------------
19,700 Carreker Corporation*                 $89,241
10,900 Catapult Communications
       Corporation*                          130,255
29,800 Cerner Corporation*                   931,548
27,200 Checkpoint Systems, Inc.*             281,248
54,000 CIBER, Inc.*                          278,100
35,700 Cognex Corporation*                   657,951
24,300 Coherent, Inc.*                       484,785
17,400 Cohu, Inc.                            255,780
17,400 Computer Task Group, Inc.*             60,726
 9,800 Concerto Software, Inc.*               66,150
14,300 Concord Communications, Inc.*         128,557
28,300 CTS Corporation                       219,325
28,600 Cymer, Inc.*                          922,350
33,400 Dendrite International, Inc.*         249,498
18,600 Digi International, Inc.*              54,126
22,700 DSP Group, Inc.*                      359,114
15,100 DuPont Photomasks, Inc.*              351,075
36,200 ESS Technology, Inc.*                 227,698
33,300 Exar Corporation*                     412,920
42,531 Fair, Isaac and Company, Inc.       1,816,074
30,100 FileNET Corporation*                  367,220
14,200 FLIR Systems, Inc.*                   692,960
18,500 Gerber Scientific, Inc.*               75,110
17,800 Global Imaging Systems, Inc.*         327,164
50,300 Harmonic, Inc.*                       115,690
21,800 Helix Technology Corporation          244,160
21,200 Hutchinson Technology, Inc.*          438,840
28,580 Hyperion Solutions Corporation*       733,649
20,700 Inter-Tel, Inc.                       432,837
13,785 Intermagnetics General Corporation*   270,737
16,900 Itron, Inc.*                          323,973
23,800 JDA Software Group, Inc.*             229,908
13,300 Keithley Instruments, Inc.            166,250
58,100 Kopin Corporation*                    227,752
16,525 Kronos, Inc.*                         611,260
41,300 Kulicke and Soffa Industries, Inc.*   236,236
24,200 Manhattan Associates, Inc.*           572,572
12,600 MapInfo Corporation*                   69,930
30,300 Methode Electronics, Inc.             332,391
14,600 MICROS Systems, Inc.*                 327,332
24,200 Microsemi Corporation*                147,378
20,300 MRO Software, Inc.*                   246,544
28,600 Netegrity, Inc.*                       93,036

Shares Common Stocks (99.8%)               Market Value
-------------------------------------------------------

 18,800 Network Equipment
        Technologies, Inc.*                  $73,696
 26,000 NYFIX, Inc.*                         117,000
 16,350 Park Electrochemical Corporation     313,920
 16,600 PCTEL, Inc.*                         112,548
 21,600 Pericom Semiconductor Corporation*   179,496
 20,900 Phoenix Technologies, Ltd.*          120,593
 14,400 Photon Dynamics, Inc.*               328,320
 26,800 Photronics, Inc.*                    367,160
 50,700 Pinnacle Systems, Inc.*              690,027
 26,700 Pioneer-Standard Electronics, Inc.*  245,106
 23,900 Power Integrations, Inc.*            406,300
 28,600 Progress Software Corporation*       370,370
 13,200 QRS Corporation*                      87,120
 23,400 Radiant Systems, Inc.*               225,342
 14,700 RadiSys Corporation*                 117,306
 21,900 Rainbow Technologies, Inc.*          157,023
 13,300 Rogers Corporation*                  295,925
 26,300 Roper Industries, Inc.               962,580
 16,200 Roxio, Inc.*                          77,274
 13,700 Rudolph Technologies, Inc.*          262,492
 12,200 SBS Technologies, Inc.*              111,752
 13,100 SCM Microsystems, Inc.*               55,675
 33,900 SERENA Software, Inc.*               535,281
115,200 Skyworks Solutions, Inc. *           993,024
 14,400 SPSS, Inc.*                          201,456
 14,000 Standard Microsystems Corporation*   272,580
 11,900 StarTek, Inc.*                       328,440
 10,600 Supertex, Inc.*                      157,834
 35,150 Symmetricom, Inc.*                   148,333
 28,000 Systems & Computer Technology
        Corporation*                         240,800
 32,700 Take-Two Interactive Software, Inc.* 768,123
 11,500 TALX Corporation                     148,580
 33,600 Technitrol, Inc.                     542,304
 26,800 Teledyne Technologies, Inc.*         420,224
 33,225 THQ, Inc.*                           440,231
 17,899 Three-Five Systems, Inc.*            115,449
 11,300 Tollgrade Communications, Inc.*      132,549
 24,300 Trimble Navigation, Ltd.*            303,507
 18,900 Ultratech Stepper, Inc.*             185,957
 28,300 Varian Semiconductor
        Equipment, Inc.*                     672,436
 24,400 Veeco Instruments, Inc.*             282,064
 29,100 Verity, Inc.*                        389,678
 21,800 ViaSat, Inc.*                        251,572

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Small Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (99.8%) Market Value
-----------------------------------------

Information Technology--continued
-------------------------------
16,900 X-Rite, Inc.*                          $118,131
26,500 Zebra Technologies Corporation*       1,518,450
10,152 Zilog, Inc.*                                  0
15,500 ZixIt Corporation*                       68,355
       -----------------------------------------------
                                            38,900,836
       -----------------------------------------------

Utilities (4.3%)
-------------
12,750 American States Water Company           295,163
37,600 Atmos Energy Corporation                876,832
40,100 Avista Corporation                      463,556
 9,300 Cascade Natural Gas Corporation*        186,000
 9,800 Central Vermont Public Service
       Corporation*                            179,144
13,600 CH Energy Group, Inc.                   634,168
41,800 El Paso Electric Company*               459,800
29,000 Energen Corporation                     843,900
 4,100 Green Mountain Power
       Corporation                              85,977
15,900 Laclede Group, Inc.                     384,780

Shares Common Stocks (99.8%) Market Value
-----------------------------------------

22,500 New Jersey Resources Corporation        $710,775
21,400 Northwest Natural Gas Company            579,084
31,300 NorthWestern Corporation                 159,004
13,200 NUI Corporation                          227,832
56,790 Philadelphia Suburban
       Corporation                            1,169,874
27,600 Piedmont Natural Gas
       Company, Inc.                            975,660
46,556 Southern Union Company*                  768,174
27,800 Southwest Gas Corporation                651,910
21,500 Southwestern Energy Company*             246,175
23,100 UGI Corporation                          863,709
12,100 UIL Holdings Corporation                 421,927
28,100 UniSource Energy Corporation             485,849
       ------------------------------------------------
                                             11,669,293
       ------------------------------------------------
       ------------------------------------------------
       Total Common Stocks
       (cost $315,198,994)                  272,568,485
       ------------------------------------------------

Shares  Short-Term Investments (0.2%)      Interest Rate/(b)/ Maturity Date Market Value
-------------------------------------------------------

633,883 AAL Money Market Portfolio              1.140%             N/A          $633,883
                          --------------------------------------------------------------
                          Total Short-Term Investments
                          (at amortized cost)                                    633,883
                          --------------------------------------------------------------
                          Total Investments
                          (cost $315,832,877)                               $273,202,368
                          --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Mid Cap Stock Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

            Shares Common Stocks (96.6%)               Market Value
            -------------------------------------------------------

Basic Materials (4.2%)
-------------------
 4,100 Bowater, Inc.                      $171,995
28,700 Domtar, Inc.                        288,722
 9,200 FMC Corporation*                    251,344
 8,600 Lafarge North America, Inc.         282,510
 9,200 Lyondell Chemical Company           116,288
17,400 Sappi, Ltd.                         230,028
       -------------------------------------------
                                         1,340,887
       -------------------------------------------

Communication Services (0.4%)
---------------------------
 2,500 Telephone and Data Systems, Inc.    117,550
       -------------------------------------------
                                           117,550
       -------------------------------------------

Consumer Discretionary (16.3%)
----------------------------
 4,600 Abercrombie & Fitch Company*         94,116
 4,000 American Axle & Manufacturing
       Holdings, Inc.*                      93,680
 5,700 Applebee's International, Inc.      132,189
12,500 Belo Corporation                    266,500
11,400 BJ's Wholesale Club, Inc.*          208,620
 6,000 Brinker International, Inc.*        193,500
 3,700 CDW Computer Centers, Inc.*         162,245
 6,100 Coach, Inc.*                        200,812
 9,300 Darden Restaurants, Inc.            190,185
 8,200 Emmis Communications
       Corporation*                        170,806
 2,300 Entercom Communications
       Corporation*                        107,916
13,000 Family Dollar Stores, Inc.          405,730
11,400 Hilton Hotels Corporation           144,894
 5,600 Insight Communications
       Company, Inc.*                       69,328
 4,600 KB Home                             197,110
 4,700 Lamar Advertising Company*          158,155
 2,800 Lennar Corporation                  144,480
12,400 Linens 'n Things, Inc.*             280,240
11,000 Macrovision Corporation*            176,440
 7,100 Mattel, Inc.                        135,965
 8,800 MGM Mirage, Inc.*                   290,136
 3,200 Pixar Animation Studios, Inc.*      169,568
 6,600 Radio One, Inc.*                     95,238
 7,100 Reader's Digest Association, Inc.   107,210
 9,400 Reebok International, Ltd.*         276,360
 8,600 Ross Stores, Inc.                   364,554
   430 Washington Post Company, Class B    317,340
       -------------------------------------------
                                         5,153,317
       -------------------------------------------

            Shares Common Stocks (96.6%)               Market Value
            -------------------------------------------------------

Consumer Staples (3.3%)
---------------------
 6,500 Dean Foods Company*                $241,150
 3,700 Hershey Foods Corporation           249,528
16,600 Hormel Foods Corporation            387,278
14,300 Tyson Foods, Inc.                   160,446
       -------------------------------------------
                                         1,038,402
       -------------------------------------------

Energy (9.3%)
------------
 3,700 Cooper Cameron Corporation*         184,334
 8,100 ENSCO International, Inc.           238,545
10,200 EOG Resources, Inc.                 407,184
 4,200 Murphy Oil Corporation              179,970
 4,900 Nabors Industries, Ltd.             172,823
 5,800 Noble Corporation*                  203,870
 4,100 Patterson-UTI Energy, Inc.*         123,697
 4,900 Precision Drilling Corporation*     159,446
10,300 Pride International, Inc.*          153,470
 5,500 Smith International, Inc.*          179,410
 9,400 Valero Energy Corporation           347,236
 8,800 Varco International, Inc.*          153,120
 6,800 Weatherford International, Ltd.*    271,524
 6,500 XTO Energy, Inc.                    160,550
       -------------------------------------------
                                         2,935,179
       -------------------------------------------

Finance (19.6%)
-------------
23,200 Banknorth Group, Inc.               524,320
 9,000 CIT Group, Inc.                     176,400
 9,400 City National Corporation           413,506
 6,500 Compass Bancshares, Inc.            203,255
 7,800 Countrywide Financial Corporation   402,870
14,146 Fidelity National Financial, Inc.   464,413
 9,500 Greater Bay Bancorp                 164,255
 7,600 GreenPoint Financial Corporation    343,368
17,200 LaBranche & Company, Inc.*          458,208
 4,200 M&T Bank Corporation                333,270
14,800 National Commerce Financial
       Corporation                         352,980
 9,000 North Fork Bancorporation, Inc.     303,660
14,500 PMI Group, Inc.                     435,580
14,000 Protective Life Corporation         385,280
 2,800 Public Storage, Inc.                 90,468
 1,000 S&P 400 Mid-Cap Depository
       Receipts                             78,650
 5,100 SEI Investments Company             138,618
 2,400 Simon Property Group, Inc.           81,768
12,600 TCF Financial Corporation           550,494

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2002

            Shares Common Stocks (96.6%)               Market Value
            -------------------------------------------------------

Finance--continued
----------------
 7,500 Zions Bancorporation                $295,118
       --------------------------------------------
                                          6,196,481
       --------------------------------------------

Health Care (12.6%)
-----------------
 5,600 Anthem, Inc.*                        352,240
 5,300 Beckman Coulter, Inc.                156,456
 5,000 Cytyc Corporation*                    51,000
 3,200 Edwards Lifesciences Corporation*     81,504
 4,200 Express Scripts, Inc.*               201,768
 8,200 Gilead Sciences, Inc.*               278,800
 7,400 Health Net, Inc.*                    195,360
 1,800 Henry Schein, Inc.*                   81,000
 7,300 IDEC Pharmaceuticals Corporation*    242,141
28,750 IVAX Corporation*                    348,738
 7,400 MedImmune, Inc.*                     201,058
11,700 Millennium Pharmaceuticals, Inc.*     92,898
 6,000 Mylan Laboratories, Inc.             209,400
 2,800 Patterson Dental Company*            122,472
 5,300 Quest Diagnostics, Inc.*             301,570
 6,800 Sicor, Inc.*                         107,780
 4,200 STERIS Corporation*                  101,850
10,700 Universal Health Services, Inc.*     482,570
 9,400 Zimmer Holdings, Inc.*               390,288
       --------------------------------------------
                                          3,998,893
       --------------------------------------------

Industrials (11.3%)
----------------
 5,650 Alliant Techsystems, Inc.*           352,278
 4,300 American Standard Companies, Inc.*   305,902
10,500 CheckFree Corporation*               168,011
 5,500 DST Systems, Inc.*                   195,525
 8,200 Fiserv, Inc.*                        278,390
 7,500 Manpower, Inc.                       239,250
16,300 Nordson Corporation                  404,729
 2,300 Parker Hannifin Corporation          106,099
26,600 Republic Services, Inc.*             558,068
16,100 Shaw Group, Inc.*                    264,845
 8,800 SPX Corporation*                     329,560
 9,300 Valassis Communications, Inc.*       273,699
 2,100 W.W. Grainger, Inc.                  108,255
       --------------------------------------------
                                          3,584,611
       --------------------------------------------

Information Technology (12.5%)
---------------------------
 4,600 Adobe Systems, Inc.                  114,586

            Shares Common Stocks (96.6%)               Market Value
            -------------------------------------------------------

13,300 Advanced Fibre
       Communications, Inc.*                 $221,844
 7,800 Affiliated Computer Services, Inc.*    410,670
 4,900 Agilent Technologies, Inc.*             88,004
 7,800 Analog Devices, Inc.*                  186,186
 7,100 Apple Computer, Inc.*                  101,743
11,600 ATI Technologies, Inc.*                 53,952
12,500 BEA Systems, Inc.*                     143,375
 1,700 Cabot Microelectonics
       Corporation*                            80,240
13,200 Cadence Design Systems, Inc.*          155,628
 3,700 Electronic Arts, Inc.*                 184,149
 1,800 Fair, Isaac and Company, Inc.           76,860
 2,900 Harris Corporation                      76,270
 7,100 Integrated Device Technology, Inc.*     59,427
 8,900 Intuit, Inc.*                          417,588
10,400 Lam Research Corporation*              112,320
17,400 Lawson Software, Inc.*                 100,050
26,900 Legato Systems, Inc.*                  135,307
 5,200 McDATA Corporation*                     36,920
10,650 Microchip Technology, Inc.             260,393
 6,700 Network Associates, Inc.*              107,803
13,300 PerkinElmer, Inc.                      109,725
 6,200 Polycom, Inc.*                          59,024
 1,800 QLogic Corporation*                     62,118
10,000 RF Micro Devices, Inc.*                 73,300
 8,000 SunGard Data Systems, Inc.*            188,480
 6,100 Symantec Corporation*                  246,745
13,300 Symbol Technologies, Inc.              109,326
       ----------------------------------------------
                                            3,972,033
       ----------------------------------------------

Utilities (7.1%)
-------------
 8,300 CINergy Corporation                    279,876
 7,800 DTE Energy Company                     361,920
 7,200 Great Plains Energy, Inc.              164,736
 3,400 MDU Resources Group, Inc.               87,754
19,100 National Fuel Gas Company              395,943
 5,700 NSTAR                                  253,023
10,700 Puget Energy, Inc.                     235,935
20,300 Vectren Corporation                    466,900
       ----------------------------------------------
                                            2,246,087
       ----------------------------------------------
       ----------------------------------------------
       Total Common Stocks
       (cost $34,294,776)                  30,583,440
       ----------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2002

                                                                                Market
 Shares   Short-Term Investments (3.4%)      Interest Rate/(b)/ Maturity Date   Value
--------------------------------------------------------

1,087,778 AAL Money Market Portfolio               1.140%            N/A       $1,087,778
                            -------------------------------------------------------------
                            Total Short-Term Investments
                            (at amortized cost)                                 1,087,778
                            -------------------------------------------------------------
                            Total Investments
                            (cost $35,382,554)                                $31,671,218
                            -------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Mid Cap Index Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

Basic Materials (4.9%)
-------------------
1,260 A. Schulman, Inc.*                  $23,449
2,990 Airgas, Inc.*                        51,578
4,450 AK Steel Holding Corporation*        35,600
1,710 Albemarle Corporation                48,650
2,200 Arch Coal, Inc.                      47,498
2,340 Bowater, Inc.                        98,163
2,590 Cabot Corporation                    68,739
  900 Carpenter Technology Corporation     11,205
4,700 Crompton Corporation                 27,965
1,660 Cytec Industries, Inc.*              45,285
1,700 Ferro Corporation                    41,531
1,500 FMC Corporation*                     40,980
1,780 Glatfelter Company                   23,425
2,300 GrafTech International, Ltd.*        13,708
1,160 H.B. Fuller Company                  30,021
4,820 IMC Global, Inc.                     51,429
2,060 Longview Fibre Company               14,894
2,160 Lubrizol Corporation                 65,880
6,640 Lyondell Chemical Company            83,930
2,020 Martin Marietta Materials, Inc.      61,933
  880 Minerals Technologies, Inc.          37,972
2,400 Olin Corporation                     37,320
4,400 Packaging Corporation of America*    80,256
2,200 Peabody Energy Corporation           64,306
1,200 Potlatch Corporation                 28,656
1,140 Rayonier, Inc.                       51,585
4,800 RPM International, Inc.*             73,344
4,320 Solutia, Inc.                        15,682
4,080 Sonoco Products Company              93,554
2,080 Valspar Corporation                  91,894
2,150 Wausau-Mosinee Paper Corporation*    24,123
      -------------------------------------------
                                        1,484,555
      -------------------------------------------

Communication Services (0.6%)
---------------------------
9,210 Broadwing, Inc.*                     32,419
2,300 Price Communications Corporation*    31,809
2,520 Telephone and Data Systems, Inc.    118,490
      -------------------------------------------
                                          182,718
      -------------------------------------------

Consumer Discretionary (16.4%)
----------------------------
2,933 99 CENTS Only Stores*                78,780
4,080 Abercrombie & Fitch Company*         83,477
3,010 American Eagle Outfitters, Inc.*     41,478
2,830 ArvinMeritor, Inc.                   47,176
  780 Bandag, Inc.                         30,170

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

2,770 Barnes & Noble, Inc.*                 $50,054
4,710 Belo Corporation                      100,417
2,940 BJ's Wholesale Club, Inc.*             53,802
1,930 Blyth, Inc.                            51,647
1,510 Bob Evans Farms, Inc.                  35,259
3,300 Borders Group, Inc.*                   53,130
1,130 BorgWarner, Inc.                       56,975
4,070 Brinker International, Inc.*          131,258
3,160 Callaway Golf Company                  41,870
4,300 CarMax, Inc.*                          76,884
2,290 Catalina Marketing Corporation*        42,365
2,100 CBRL Group, Inc.                       63,273
3,570 CDW Computer Centers, Inc.*           156,545
2,100 Cheesecake Factory, Inc.*              75,915
2,060 Claire's Stores, Inc.                  45,464
5,720 Clayton Homes, Inc.                    69,670
3,700 Coach, Inc.*                          121,804
3,800 Copart, Inc.*                          44,992
6,100 D.R. Horton, Inc.                     105,835
4,760 Dollar Tree Stores, Inc.*             116,953
2,220 Emmis Communications Corporation*      46,243
2,100 Entercom Communications
      Corporation*                           98,532
3,900 Extended Stay America, Inc.*           57,525
2,000 Federal Signal Corporation             38,840
2,340 Furniture Brands International, Inc.*  55,809
3,260 Gentex Corporation*                   103,146
2,420 GTECH Holdings Corporation*            67,421
3,800 Harte-Hanks, Inc.                      70,946
4,560 Hispanic Broadcasting Corporation*     93,708
2,270 International Speedway Corporation     84,648
2,300 Krispy Kreme Doughnuts, Inc.*          77,671
1,540 Lancaster Colony Corporation           60,183
2,770 Lear Corporation*                      92,186
1,890 Lee Enterprises, Inc.                  63,353
2,760 Lennar Corporation                    142,416
2,040 Macrovision Corporation*               32,722
2,870 Mandalay Resort Group*                 87,851
1,000 Media General, Inc.                    59,950
2,800 Michaels Stores, Inc.*                 87,640
1,360 Modine Manufacturing Company           24,045
2,870 Mohawk Industries, Inc.*              163,447
2,020 Neiman Marcus Group, Inc.*             61,388
3,180 Outback Steakhouse, Inc.              109,519
  800 Papa John's International, Inc.*       22,304

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

Consumer Discretionary--continued
------------------------------
12,630 Park Place Entertainment
       Corporation*                             $106,092
 1,000 Payless ShoeSource, Inc.*                  51,470
 5,800 PETsMART, Inc.*                            99,354
 3,900 Pier 1 Imports, Inc.                       73,827
 4,110 Reader's Digest Association, Inc.          62,061
 3,330 Ross Stores, Inc.                         141,159
 5,950 Saks, Inc.*                                69,853
 1,610 Scholastic Corporation*                    57,880
 3,900 Six Flags, Inc.*                           22,269
 1,230 Superior Industries International, Inc.    50,873
 1,600 Timberland Company*                        56,976
 2,180 Unifi, Inc.*                               11,445
 3,220 United Rentals, Inc.*                      34,647
   420 Washington Post Company, Class B          309,960
 4,470 Westwood One, Inc.*                       166,999
 4,880 Williams-Sonoma, Inc.*                    132,492
       -------------------------------------------------
                                               5,024,043
       -------------------------------------------------

Consumer Staples (5.5%)
---------------------
 2,000 Career Education Corporation*              80,000
 1,640 Church & Dwight Company, Inc.              49,905
 3,800 Constellation Brands, Inc.*                90,098
 3,810 Dean Foods Company*                       141,351
 3,940 Dial Corporation                           80,258
 2,400 Dole Food Company, Inc.                    78,192
 1,550 Dreyer's Grand Ice Cream, Inc.            109,988
 5,830 Hormel Foods Corporation                  136,014
 1,850 Interstate Bakeries Corporation            28,213
 2,076 J.M. Smucker Company                       82,646
 1,600 Longs Drug Stores Corporation              33,184
 5,920 McCormick & Company, Inc.                 137,344
 6,310 PepsiAmericas, Inc.                        84,743
 1,910 Ruddick Corporation                        26,148
 2,030 Sensient Technologies Corporation          45,614
 4,600 Smithfield Foods, Inc.*                    91,264
 2,181 Toostie Roll Industries, Inc.              66,913
14,840 Tyson Foods, Inc.                         166,505
 1,140 Universal Corporation*                     42,134
 2,400 Whole Foods Market, Inc.*                 126,552
       -------------------------------------------------
                                               1,697,066
       -------------------------------------------------

Energy (7.5%)
------------
 2,280 Cooper Cameron Corporation*               113,590

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

 6,330 ENSCO International, Inc.          $186,419
 2,600 Equitable Resources, Inc.            91,104
 2,700 FMC Technologies, Inc.*              55,161
 2,000 Forest Oil Corporation*              55,120
 4,660 Grant Prideco, Inc.*                 54,242
 2,720 Hanover Compressor Company*          24,970
 2,140 Helmerich & Payne, Inc.              59,727
 4,000 Murphy Oil Corporation              171,400
 3,410 National-Oilwell, Inc.*              74,474
 2,400 Noble Energy, Inc.                   90,120
 7,380 Ocean Energy, Inc.                  147,379
 3,300 Patterson-UTI Energy, Inc.*          99,561
 4,900 Pioneer Natural Resources
       Company*                            123,725
 5,620 Pride International, Inc.*           83,738
 4,300 Smith International, Inc.*          140,266
 2,600 Tidewater, Inc.                      80,860
 4,540 Valero Energy Corporation           167,708
 4,040 Varco International, Inc.*           70,296
 5,470 Weatherford International, Ltd.*    218,417
 1,400 Western Gas Resources, Inc.          51,590
 5,300 XTO Energy, Inc.                    130,910
       -------------------------------------------
                                         2,290,777
       -------------------------------------------

Finance (18.2%)
--------------
 3,320 A.G. Edwards, Inc.                  109,427
 2,170 Allmerica Financial Corporation      21,917
 2,890 American Financial Group, Inc.*      66,672
 6,390 AmeriCredit Corporation*             49,459
 1,600 AmerUs Group Company                 45,232
 3,700 Arthur J. Gallagher & Company       108,706
 3,129 Associated Banc-Corp                106,198
 3,680 Astoria Financial Corporation        99,912
 2,700 Bank of Hawaii Corporation           82,053
 6,180 Banknorth Group, Inc.               139,668
 2,900 Brown & Brown, Inc.                  93,728
 2,120 City National Corporation            93,259
 5,200 Colonial BancGroup, Inc.*            62,036
 2,900 Commerce Bancorp, Inc.              125,251
 5,370 Compass Bancshares, Inc.            167,920
15,160 E*TRADE Group, Inc.*                 73,678
 2,900 Eaton Vance Corporation              81,925
 2,210 Everest Re Group, Ltd.              122,213
 4,080 Fidelity National Financial, Inc.   133,946
 3,015 First Virginia Banks, Inc.          112,248
 3,580 FirstMerit Corporation               77,543

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

Finance--continued
----------------
 2,160 Greater Bay Bancorp                 $37,346
 4,090 GreenPoint Financial Corporation    184,786
 2,600 HCC Insurance Holdings, Inc.         63,960
 6,600 Hibernia Corporation                126,984
 1,660 Horace Mann Educators Corporation    25,448
 2,600 Hospitality Properties Trust         91,520
 2,400 Independence Community Bank
       Corporation                          60,912
 2,300 IndyMac Bancorp, Inc.*               42,527
 2,740 Investors Financial Services
       Corporation                          75,049
 2,530 LaBranche & Company, Inc.*           67,399
 2,750 Legg Mason, Inc.                    133,485
 2,390 Leucadia National Corporation        89,171
 3,200 Liberty Property Trust              102,208
 3,920 M&T Bank Corporation                311,040
 2,920 Mercantile Bankshares Corporation   112,683
 2,400 Metris Companies, Inc.                5,928
 1,940 MONY Group, Inc.                     46,444
 8,620 National Commerce Financial
       Corporation                         205,587
 2,945 Neuberger Berman, Inc.               98,628
 4,100 New Plan Excel Realty Trust, Inc.    78,269
 4,500 New York Community Bancorp, Inc.    129,960
 2,530 Ohio Casualty Corporation*           32,764
 5,040 Old Republic International
       Corporation                         141,120
 3,780 PMI Group, Inc.                     113,551
 2,870 Protective Life Corporation          78,982
 2,030 Provident Financial Group, Inc.      52,841
 3,920 Radian Group, Inc.                  145,628
 3,425 Roslyn Bancorp, Inc.                 61,753
 4,470 SEI Investments Company             121,495
 1,730 Silicon Valley Bancshares*           31,573
10,980 Sovereign Bancorp, Inc.             154,269
 1,300 StanCorp Financial Group, Inc.       63,505
 3,110 TCF Financial Corporation           135,876
 2,900 Unitrin, Inc.                        84,738
 3,340 Waddell & Reed Financial, Inc.       65,698
 1,930 Webster Financial Corporation        67,164
 1,420 Westamerica Bancorporation           57,056
 2,780 Wilmington Trust Corporation*        88,070
       -------------------------------------------
                                         5,558,408
       -------------------------------------------

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

Health Care (11.8%)
-----------------
 3,800 AdvancePCS, Inc.*                   $84,398
 4,530 Apogent Technologies, Inc.*          94,224
 2,270 Apria Healthcare Group, Inc.*        50,485
 1,910 Barr Laboratories, Inc.*            124,322
 2,630 Beckman Coulter, Inc.                77,638
 1,900 Charles River Laboratories
       International, Inc.*                 73,112
 2,510 Covance, Inc.*                       61,721
 4,800 Cytyc Corporation*                   48,960
 3,340 Dentsply International, Inc.        124,378
 2,520 Edwards Lifesciences Corporation*    64,184
 3,280 Express Scripts, Inc.*              157,571
 4,240 First Health Group Corporation*     103,244
 8,260 Gilead Sciences, Inc.*              280,840
 5,180 Health Net, Inc.*                   136,752
 1,900 Henry Schein, Inc.*                  85,500
 2,650 Hillenbrand Industries, Inc.        128,022
 3,510 ICN Pharmaceuticals, Inc.            38,294
 6,470 IDEC Pharmaceuticals Corporation*   214,610
 2,770 Incyte Genomics, Inc.*               12,631
 8,137 IVAX Corporation*                    98,702
 1,700 LifePoint Hospitals, Inc.*           50,883
 4,420 Lincare Holdings, Inc.*             139,760
12,047 Millennium Pharmaceuticals, Inc.*    95,653
 5,210 Mylan Laboratories, Inc.            181,829
 3,920 Omnicare, Inc.                       93,414
 3,660 Oxford Health Plans, Inc.*          133,407
 1,500 PacifiCare Health Systems, Inc.*     42,150
 2,900 Patterson Dental Company*           126,846
 2,850 Perrigo Company*                     34,628
 3,660 Protein Design Labs, Inc.*           31,110
 3,450 Sepracor, Inc.*                      33,362
 4,900 Sicor, Inc.*                         77,665
 2,900 STERIS Corporation*                  70,325
 3,200 Triad Hospitals, Inc.*               95,456
 2,600 Universal Health Services, Inc.*    117,260
 2,900 Varian Medical Systems, Inc.*       143,840
 3,220 Vertex Pharmaceuticals, Inc.*        51,037
 2,140 VISX, Inc.*                          20,501
       -------------------------------------------
                                         3,598,714
       -------------------------------------------

Industrials (12.3%)
----------------
 3,130 AGCO Corporation                     69,173
 2,030 Airborne, Inc.                       30,105
 1,140 Alaska Air Group, Inc.*              24,681

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

Industrials--continued
-------------------
1,370 Albany International Corporation    $28,304
1,760 Alexander & Baldwin, Inc.            45,390
1,390 AMETEK, Inc.                         53,501
1,120 Banta Corporation                    35,022
5,000 BISYS Group, Inc.*                   79,500
3,550 C.H. Robinson Worldwide, Inc.       110,760
1,270 Carlisle Companies, Inc.             52,553
2,800 Certegy, Inc.*                       68,740
3,280 CheckFree Corporation*               52,483
3,586 ChoicePoint, Inc.*                  141,611
2,130 CNF, Inc.                            70,801
2,170 CSG Systems International, Inc.*     29,621
2,920 DeVry, Inc.*                         48,501
1,900 Donaldson Company, Inc.              68,400
5,010 DST Systems, Inc.*                  178,106
3,120 Dun & Bradstreet Corporation*       107,609
1,970 Dycom Industries, Inc.*              26,103
1,500 Education Management Corporation*    56,400
1,910 EGL, Inc.*                           27,218
3,850 Energizer Holdings, Inc.*           107,415
4,420 Expeditors International of
      Washington, Inc.                    144,313
3,180 Fastenal Company                    118,900
2,230 Flowserve Corporation*               32,982
2,020 GATX Corporation                     46,096
1,660 Granite Construction, Inc.           25,730
1,750 Harsco Corporation                   55,808
3,090 Herman Miller, Inc.                  56,856
2,530 HON INDUSTRIES, Inc.                 71,548
2,530 Hubbell, Inc., Class B               88,904
1,610 J.B. Hunt Transport Services, Inc.*  47,173
2,260 Jacobs Engineering Group, Inc.*      80,456
1,270 Kaydon Corporation                   26,937
1,520 Kelly Services, Inc.                 37,559
1,470 Kennametal, Inc.                     50,686
1,540 Korn/Ferry Inernational*             11,519
4,000 L-3 Communications Holdings, Inc.*  179,640
3,270 Manpower, Inc.                      104,313
4,260 MPS Group, Inc.*                     23,600
1,390 Nordson Corporation                  34,514
1,400 Overseas Shipholding Group, Inc.     25,060
2,130 Pentair, Inc.                        73,592
2,260 Pittston Company                     41,765
2,240 Precision Castparts Corporation      54,320
2,910 Quanta Services, Inc.*               10,185

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

 6,900 Republic Services, Inc.*              $144,762
 1,270 Rollins, Inc.                           32,322
   500 Sequa Corporation*                      19,555
 2,520 Sotheby's Holdings, Inc.*               22,680
 3,360 SPX Corporation*                       125,832
 3,460 Swift Transportation Company, Inc.*     69,262
 1,630 Sylvan Learning Systems, Inc.*          26,732
   770 Tecumseh Products Company               33,980
 1,640 Teleflex, Inc.                          70,340
 1,930 Trinity Industries, Inc.*               36,593
 2,180 Valassis Communications, Inc.*          64,157
 3,720 Viad Corporation                        83,142
 1,760 Wallace Computer Services, Inc.         37,858
 1,640 York International Corporation          41,935
       ----------------------------------------------
                                            3,763,603
       ----------------------------------------------

Information Technology (12.2%)
----------------------------
15,400 3Com Corporation*                       71,302
 2,800 Activision, Inc.*                       40,852
 3,690 Acxiom Corporation*                     56,752
 1,540 ADTRAN, Inc.*                           50,666
 3,510 Advanced Fibre Communications, Inc.*    58,547
 1,300 Advent Software, Inc.*                  17,719
 5,640 Affiliated Computer Services, Inc.*    296,946
 4,170 Arrow Electronics, Inc.*                53,334
10,080 Ascential Software Corporation*         24,192
19,520 Atmel Corporation*                      43,530
 5,020 Avnet, Inc.                             54,367
 1,880 Avocent Corporation*                    41,774
 1,010 Cabot Microelectonics Corporation*      47,672
11,280 Cadence Design Systems, Inc.*          132,991
 6,200 Ceridian Corporation*                   89,404
 3,480 Cirrus Logic, Inc.*                     10,022
 2,450 CommScope, Inc.*                        19,355
 2,470 Credence Systems Corporation*           23,045
 3,000 Cree, Inc.*                             49,050
 5,160 Cypress Semiconductor Corporation*      29,515
 3,030 Diebold, Inc.                          124,897
 4,900 Fairchild Semiconductor
       International, Inc.*                    52,479
 1,300 FEI Company*                            19,877
 3,460 Gartner, Inc., Class B*                 32,697
 2,800 Harris Corporation                      73,640
 1,510 Imation Corporation*                    52,971
 1,640 InFocus Corporation*                    10,102
 4,340 Integrated Device Technology, Inc.*     36,326

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

Information Technology--continued
-------------------------------
2,650 International Rectifier Corporation*    $48,919
2,100 Internet Security Systems, Inc.*         38,493
5,700 Intersil Corporation*                    79,458
2,020 Investment Technology Group, Inc.*       45,167
3,660 Jack Henry & Associates, Inc.            44,066
3,010 Keane, Inc.*                             27,060
3,580 KEMET Corporation*                       31,289
5,200 Lam Research Corporation*                56,160
4,650 Lattice Semiconductor Corporation*       40,781
4,870 Legato Systems, Inc.*                    24,496
2,000 LTX Corporation*                         12,060
2,470 Macromedia, Inc.*                        26,306
4,700 McDATA Corporation*                      33,370
2,770 Mentor Graphics Corporation*             21,772
3,850 Micrel, Inc.*                            34,573
8,560 Microchip Technology, Inc.              209,292
2,150 National Instruments Corporation*        69,854
6,520 Network Associates, Inc.*               104,907
1,590 Newport Corporation*                     19,970
1,840 Plantronics, Inc.*                       27,839
1,760 Plexus Corporation*                      15,453
4,120 Polycom, Inc.*                           39,222
2,760 Powerwave Technologies, Inc.*            14,904
6,620 Quantum Corporation*                     17,675
2,220 Retek, Inc.*                              6,038
2,880 Reynolds & Reynolds Company              73,354
7,040 RF Micro Devices, Inc.*                  51,603
2,300 RSA Security, Inc.*                      13,777
2,900 SanDisk Corporation*                     58,870
3,090 Semtech Corporation*                     33,743
4,510 Storage Technology Corporation*          96,604
3,980 Sybase, Inc.*                            53,332
1,660 Sykes Enterprises, Inc.*                  5,445
6,140 Symantec Corporation*                   248,363
3,240 Synopsys, Inc.*                         149,526
2,380 Tech Data Corporation*                   64,165
3,280 Titan Corporation*                       34,112
1,420 Transaction Systems Architects, Inc.*     9,230
5,552 TriQuint Semiconductor, Inc.*            23,540
1,400 Varian, Inc.*                            40,166
6,720 Vishay Intertechnology, Inc.*            75,130
3,250 Wind River Systems, Inc.*                13,325
      -----------------------------------------------
                                            3,747,433
      -----------------------------------------------

Shares Common Stocks (96.8%)               Market Value
-------------------------------------------------------

Technology (0.2%)
---------------
2,500 Overture Services, Inc.*              $68,275
      ---------------------------------------------
                                             68,275
      ---------------------------------------------

Utilities (7.2%)
------------
2,380 AGL Resources, Inc.                    57,834
3,560 ALLETE, Inc.                           80,741
3,800 Alliant Energy Corporation             62,890
4,270 American Water Works
      Company, Inc.*                        194,200
7,580 Aquila, Inc.                           13,417
1,100 Black Hills Corporation                29,172
1,900 Cleco Corporation                      26,600
5,330 DPL, Inc.                              81,762
3,100 DQE, Inc.                              47,244
6,050 Energy East Corporation               133,645
2,850 Great Plains Energy, Inc.              65,208
1,590 Hawaiian Electric Industries, Inc.     69,928
1,630 IDACORP, Inc.                          40,473
3,000 MDU Resources Group, Inc.              77,430
3,400 National Fuel Gas Company              70,482
5,670 Northeast Utilities Services
      Corporation                            86,014
2,270 NSTAR                                 100,765
3,290 OGE Energy Corporation*                57,904
2,500 ONEOK, Inc.                            48,000
6,843 Pepco Holdings, Inc.                  132,686
1,650 PNM Resources, Inc.*                   39,303
3,860 Puget Energy, Inc.                     85,113
3,410 Questar Corporation                    94,866
4,630 SCANA Corporation                     143,345
4,300 Sierra Pacific Resources Company       27,950
2,890 Vectren Corporation                    66,470
2,920 Westar Energy, Inc.                    28,908
2,010 WGL Holdings, Inc.                     48,079
4,870 Wisconsin Energy Corporation          122,724
1,400 WPS Resources Corporation              54,347
      ---------------------------------------------
                                          2,187,500
      ---------------------------------------------
      ---------------------------------------------
      Total Common Stocks
      (cost $33,023,925)                 29,603,092
      ---------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

Shares  Short-Term Investments (3.2%)      Interest Rate/(c)/ Maturity Date Market Value
-------------------------------------------------------

990,194 AAL Money Market Portfolio/(b)/          1.140%            N/A         $990,194
                          --------------------------------------------------------------
                          Total Short-Term Investments
                          (at amortized cost)                                   990,194
                          --------------------------------------------------------------
                          Total Investments
                          (cost $34,014,119)                                $30,593,286
                          --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) At December 31, 2002 cash of $42,000 was pledged as the initial margin deposit to cover open financial futures contracts as follows:

                                                         Notional
                  Number of Expiration           Market  Principal Unrealized
  Type            Contracts    Date    Position  Value    Amount      Loss
  ---------------------------------------------------------------------------
  S&P 400 Futures     4     March 2003   Long   $859,800 $863,649    $3,849

(c) The interest rate shown reflects the current yield.

                                      58

AAL Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2002

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------

                          AAL International Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

Shares Common Stocks (96.6%)               Market Value
-------------------------------------------------------

Australia (1.8%)
-------------
176,869 BHP Billiton, Ltd.              $1,010,879
        ------------------------------------------
        Total Australia                  1,010,879
        ------------------------------------------

Belgium (1.0%)
-------------
 34,224 Fortis*                            598,292
        ------------------------------------------
        Total Belgium                      598,292
        ------------------------------------------

France (15.3%)
------------
 25,347 Accor SA                           767,591
 15,509 Aventis SA                         842,987
 25,691 Carrefour SA                     1,143,829
 12,613 L'Oreal SA*                        960,203
 19,774 LVMH Moet Hennessy Louis
        Vuitton SA                         812,332
  3,996 Pernod-Richard SA                  387,021
 18,249 Sanofi-Synthelabo SA             1,115,429
  9,902 Schneider Electric SA              468,501
 24,928 Suez SA                            432,643
  9,045 Total Fina Elf SA                1,291,736
 16,390 Valeo SA                           514,230
        ------------------------------------------
        Total France                     8,736,502
        ------------------------------------------

Germany (1.7%)
--------------
 26,960 Volkswagen AG                      975,992
        ------------------------------------------
        Total Germany                      975,992
        ------------------------------------------

Hong Kong (2.5%)
---------------
325,000 China Mobile (Hong Kong), Ltd.*    773,075
110,000 Sun Hung Kai Properties, Ltd.      651,672
        ------------------------------------------
        Total Hong Kong                  1,424,747
        ------------------------------------------

India (0.2%)
----------
  1,781 Infosys Technologies, Ltd. ADR*    123,869
        ------------------------------------------
        Total India                        123,869
        ------------------------------------------

Italy (7.7%)
----------
 95,878 Eni SPA                          1,524,189
312,640 IntesaBci SPA                      659,398
164,680 Mediaset SPA                     1,254,540
208,507 Telecom Italia Mobile SPA          951,737
        ------------------------------------------
        Total Italy                      4,389,864
        ------------------------------------------

Shares Common Stocks (96.6%)               Market Value
-------------------------------------------------------

Japan (17.5%)
------------
 98,000 Bridgestone Corporation           $1,213,955
 33,000 Canon, Inc.                        1,243,027
    147 East Japan Railway Company           729,612
 29,000 Honda Motor Company                1,072,807
 22,000 Ito-Yokado Company, Ltd.             648,858
 80,000 Matsushita Electric Industrial
        Company, Ltd.                        788,742
221,500 Nissan Motor Company, Ltd.         1,728,398
 25,000 Nomura Holdings, Inc.                281,031
  9,000 ORIX Corporation                     580,180
 17,100 Pioneer Corporation                  320,616
  6,530 Rohm Company, Ltd.                   831,451
 17,100 Shin-Etsu Chemical Company, Ltd.     560,538
        --------------------------------------------
        Total Japan                        9,999,215
        --------------------------------------------

Netherlands (9.6%)
----------------
 11,036 Gucci Group NV                     1,010,898
 14,412 Heineken NV                          562,567
104,824 Koninklijke (Royal) KPN NV           681,961
 15,094 Unilever NV                          927,339
 49,324 VNU NV                             1,286,150
 56,864 Wolters Kluwer NV                    990,496
        --------------------------------------------
        Total Netherlands                  5,459,411
        --------------------------------------------

Singapore (1.4%)
--------------
  1,312 Haw Par Healthcare, Ltd.
        Corporation Limited*                   2,467
116,000 United Overseas Bank, Ltd.           789,161
        --------------------------------------------
        Total Singapore                      791,628
        --------------------------------------------

South Korea (4.1%)
----------------
  9,131 Kookmin Bank ADR*                    322,781
  1,140 KT Corporation*                       48,732
 23,255 KT Corporation ADR                   501,145
  3,190 Samsung Electronics Company, Ltd.    844,534
 27,773 SK Telecom Company, Ltd. ADR         592,954
        --------------------------------------------
        Total South Korea                  2,310,146
        --------------------------------------------

Spain (1.8%)
-----------
  7,117 Acerinox SA                          261,305
 86,172 Telefonica SA*                       771,301
        --------------------------------------------
        Total Spain                        1,032,606
        --------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL International Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (96.6%)               Market Value
-------------------------------------------------------

Sweden (3.7%)
-------------
123,415 Nordea AB*                           $543,897
943,879 Telefonaktiebolaget LM Ericsson,
        Class B                               660,790
240,849 TeliaSonera AB*                       906,642
        ---------------------------------------------
        Total Sweden                        2,111,329
        ---------------------------------------------

Switzerland (2.9%)
----------------
 14,531 Adecco SA*                            569,596
 29,193 Novartis AG                         1,065,148
        ---------------------------------------------
        Total Switzerland                   1,634,744
        ---------------------------------------------

Turkey (0.1%)
------------
  2,105 Turkcell Iletisim Hizmetleri AS ADR    32,628
        ---------------------------------------------
        Total Turkey                           32,628
        ---------------------------------------------

United Kingdom (25.3%)
---------------------
 36,973 AstraZeneca plc                     1,321,315
 77,891 BAA plc                               631,955

Shares Common Stocks (96.6%)               Market Value
-------------------------------------------------------

260,744 BAE SYSTEMS plc                      $520,481
134,242 British Sky Broadcasting Group plc  1,380,886
176,587 BT Group plc                          554,322
107,401 Cadbury Schweppes plc                 669,095
 71,549 Diageo plc                            777,456
 58,543 GlaxoSmithKline plc                 1,123,362
 90,259 HSBC Holdings plc                     997,469
 60,875 Imperial Tobacco Group plc          1,033,856
282,264 Kingfisher plc                      1,011,007
151,935 Marks and Spencer Group plc           770,437
 39,039 Next Plc                              462,850
168,702 Reed Elsevier plc                   1,444,776
 37,421 Royal Bank of Scotland Group plc      896,369
454,749 Vodafone Group plc                    829,046
        ---------------------------------------------
        Total United Kingdom               14,424,682
        ---------------------------------------------
        ---------------------------------------------
        Total Common Stocks
        (cost $63,714,757)                 55,056,534
        ---------------------------------------------

Shares or
Principal
 Amount     Short-Term Investments (3.4%)      Interest Rate/(b)/ Maturity Date Market Value
----------------------------------------------------------

$1,800,000  Federal Farm Credit Bank                0.750%          1/2/2003     $1,799,963
   110,021  SSgA Money Market Fund                   1.090               N/A        110,021
                              --------------------------------------------------------------
                              Total Short-Term Investments
                              (at amortized cost)                                 1,909,984
                              --------------------------------------------------------------
                              Total Investments
                              (cost $65,624,741)                                $56,966,518
                              --------------------------------------------------------------

*   Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                         AAL Capital Growth Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

            Shares Common Stocks (98.3%)               Market Value
            -------------------------------------------------------

Basic Materials (0.2%)
-------------------
  4,800 Eastman Chemical Company            $176,496
        --------------------------------------------
                                             176,496
        --------------------------------------------

Communication Services (2.1%)
---------------------------
 25,500 SBC Communications, Inc.             691,305
  7,700 Sprint FON Group                     111,496
  3,800 Sprint PCS Group*                     16,644
 19,700 Verizon Communications, Inc.         763,375
        --------------------------------------------
                                           1,582,820
        --------------------------------------------

Consumer Discretionary (18.6%)
----------------------------
 12,132 Cablevision Systems Corporation
        Holdings*                            203,090
  6,000 Clear Channel
        Communications, Inc.*                223,740
 88,100 Comcast Corporation*               1,990,179
 88,200 Cox Communications, Inc.*          2,504,880
  9,500 Family Dollar Stores, Inc.           296,495
  9,700 Gannett Company, Inc.                696,460
 39,400 Harley-Davidson, Inc.              1,820,280
 22,700 Home Depot, Inc.                     543,892
 99,500 Liberty Media Corporation*           889,530
  8,100 New York Times Company               370,413
  6,900 Starwood Hotels & Resorts
        Worldwide, Inc.                      163,806
 60,800 Tiffany & Company                  1,453,728
  7,800 Tribune Company                      354,588
 43,100 Wal-Mart Stores, Inc.              2,176,981
 34,700 Walt Disney Company                  565,957
        --------------------------------------------
                                          14,254,019
        --------------------------------------------

Consumer Staples (11.1%)
----------------------
 11,400 Alberto-Culver Company               574,560
  1,300 Corn Products International, Inc.     39,169
  2,772 Dean Foods Company*                  102,841
 36,500 General Mills, Inc.                1,713,675
 10,900 Kimberly-Clark Corporation           517,423
 48,900 Philip Morris Companies, Inc.      1,981,917
 15,800 Safeway, Inc.*                       369,088
111,600 Walgreen Company                   3,257,604
        --------------------------------------------
                                           8,556,277
        --------------------------------------------

Energy (12.4%)
-------------
  8,801 Apache Corporation                   501,569
 10,100 Baker Hughes, Inc.                   325,119

            Shares Common Stocks (98.3%)               Market Value
            -------------------------------------------------------

 6,600 ChevronTexaco Corporation            $438,768
 6,400 ConocoPhillips Corporation            309,696
19,800 ENSCO International, Inc.             583,110
59,400 EOG Resources, Inc.                 2,371,248
63,700 Exxon Mobil Corporation             2,225,678
 7,693 GlobalSantaFe Corporation             187,094
16,400 Nabors Industries, Ltd.               578,428
22,800 Noble Corporation*                    801,420
 6,548 Patterson-UTI Energy, Inc.*           197,553
22,500 Rowan Companies, Inc.                 510,750
14,400 Smith International, Inc.*            469,728
       ---------------------------------------------
                                           9,500,161
       ---------------------------------------------

Finance (17.9%)
-------------
35,300 American Express Company            1,247,855
56,900 American International Group, Inc.  3,291,665
17,800 Bank of America Corporation         1,238,346
41,700 Citigroup, Inc.                     1,467,423
20,100 Federal National Mortgage
       Corporation                         1,293,033
14,600 Household International, Inc.         406,026
42,500 J.P. Morgan Chase & Company         1,020,000
42,200 MBNA Corporation                      802,644
15,500 MGIC Investment Corporation           640,150
21,200 Morgan Stanley and Company            846,304
28,200 National City Corporation             770,424
 5,500 Northern Trust Corporation            192,775
11,300 State Street Corporation              440,700
 1,843 Travelers Property Casualty
       Company, Class A*                      27,000
 3,664 Travelers Property Casualty
       Company, Class B*                      53,678
       ---------------------------------------------
                                          13,738,023
       ---------------------------------------------

Health Care (13.4%)
-----------------
 4,000 AmerisourceBergen Corporation         217,240
 3,700 Cardinal Health, Inc.                 219,003
37,400 Johnson & Johnson                   2,008,754
12,400 Medtronic, Inc.                       565,440
44,300 Merck & Company, Inc.               2,507,823
99,100 Pfizer, Inc.                        3,029,486
19,300 Schering-Plough Corporation           428,460
18,400 WellPoint Health Networks, Inc.*    1,309,344
       ---------------------------------------------
                                          10,285,550
       ---------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Capital Growth Portfolio
Schedule of Investments as of December 31, 2002

            Shares Common Stocks (98.3%)               Market Value
            -------------------------------------------------------

Industrials (9.9%)
---------------
 44,000 Automatic Data Processing, Inc. $1,727,000
  2,500 CNF, Inc.                           83,100
 11,100 Dover Corporation                  323,676
 37,000 First Data Corporation           1,310,170
 99,600 General Electric Company         2,425,260
  8,500 Global Payments, Inc.              272,085
 18,100 Herman Miller, Inc.                333,040
 10,600 NDCHealth Corporation              210,940
  4,300 PACCAR, Inc.                       198,359
 11,900 United Technologies Corporation    737,086
        ------------------------------------------
                                         7,620,716
        ------------------------------------------

Information Technology (12.1%)
----------------------------
158,200 ADC Telecommunications, Inc.*      330,638
 52,400 Agere Systems, Inc.*                75,456
 15,000 Applied Materials, Inc.*           195,450
  6,100 Arrow Electronics, Inc.*            78,019
 66,100 Cisco Systems, Inc.*               865,910
  6,700 Computer Sciences Corporation*     230,815
 24,700 Dell Computer Corporation*         660,478

            Shares Common Stocks (98.3%)               Market Value
            -------------------------------------------------------

20,000 EMC Corporation*                  $122,800
 8,300 Gateway, Inc.*                      26,062
17,900 Hewlett-Packard Company            310,744
61,300 Intel Corporation                  954,441
17,500 International Business Machines
       Corporation                      1,356,250
51,100 Microsoft Corporation*           2,641,870
34,900 Motorola, Inc.                     301,885
52,100 Oracle Corporation*                562,680
29,400 Sun Microsystems, Inc.*             91,434
31,600 Tellabs, Inc.*                     229,732
16,600 Texas Instruments, Inc.            249,166
       ------------------------------------------
                                        9,283,830
       ------------------------------------------

Utilities (0.6%)
-------------
43,500 Calpine Corporation*               141,810
 6,900 Entergy Corporation                314,571
       ------------------------------------------
                                          456,381
       ------------------------------------------
       ------------------------------------------
       Total Common Stocks
       (cost $90,911,133)              75,454,273
       ------------------------------------------

 Shares   Short-Term Investments (1.7%)      Interest Rate/(b)/ Maturity Date Market Value
---------------------------------------------------------

1,326,374 AAL Money Market Portfolio               1.140%            N/A       $1,326,374
                            --------------------------------------------------------------
                            Total Short-Term Investments
                            (at amortized cost)                                 1,326,374
                            --------------------------------------------------------------
                            Total Investments
                            (cost $92,237,507)                                $76,780,647
                            --------------------------------------------------------------

*  Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

                       AAL Large Company Index Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

Basic Materials (2.8%)
--------------------
 14,700 Air Products and Chemicals, Inc.   $628,425
 54,464 Alcoa, Inc.                       1,240,690
  5,169 Allegheny Technologies, Inc.         32,203
  3,700 Ball Corporation                    189,403
  3,400 Bemis Company, Inc.                 168,742
  3,700 Boise Cascade Corporation            93,314
 58,793 Dow Chemical Company              1,746,152
 64,111 E.I. du Pont de Nemours and
        Company                           2,718,306
  5,000 Eastman Chemical Company            183,850
  8,400 Ecolab, Inc.                        415,800
  8,200 Engelhard Corporation               183,270
  9,300 Freeport-McMoRan Copper &
        Gold, Inc., Class B*                156,054
 16,124 Georgia-Pacific Corporation         260,564
  3,200 Great Lakes Chemical Corporation     76,416
  7,000 Hercules, Inc.*                      61,600
  6,100 International Flavors and
        Fragrances, Inc.                    214,110
 30,971 International Paper Company       1,083,056
  6,700 Louisiana-Pacific Corporation*       54,002
 12,881 Meadwestvaco Corporation            318,290
 25,948 Newmont Mining Corporation          753,270
  5,100 Nucor Corporation                   210,630
 10,200 Pactiv Corporation*                 222,972
  5,770 Phelps Dodge Corporation*           182,621
 11,900 Plum Creek Timber Company, Inc.     280,840
 11,000 PPG Industries, Inc.                551,650
 10,500 Praxair, Inc.                       606,585
 14,313 Rohm and Haas Company               464,886
  5,376 Sealed Air Corporation*             200,525
  4,600 Sigma-Aldrich Corporation           224,020
  3,500 Temple-Inland, Inc.                 156,835
  6,600 United States Steel Corporation      86,592
  6,600 Vulcan Materials Company            247,500
 14,100 Weyerhaeuser Company                693,861
  5,500 Worthington Industries, Inc.         83,820
        -------------------------------------------
                                         14,790,854
        -------------------------------------------

Communication Services (4.1%)
---------------------------
 20,100 ALLTEL Corporation                1,025,100
 49,732 AT&T Corporation                  1,298,503
174,841 AT&T Wireless Services, Inc.*       987,852
120,000 BellSouth Corporation             3,104,400
  9,200 CenturyTel, Inc.                    270,296

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

 18,200 Citizens Communications
        Company*                             $192,010
 62,100 Nextel Communications, Inc.*          717,255
109,372 Qwest Communications
        International, Inc.                   546,860
214,360 SBC Communications, Inc.            5,811,300
 57,700 Sprint FON Group                      835,496
 64,500 Sprint PCS Group*                     282,510
176,696 Verizon Communications, Inc.        6,846,970
        ---------------------------------------------
                                           21,918,552
        ---------------------------------------------

Consumer Discretionary (13.1%)
---------------------------
  4,200 American Greetings Corporation*        66,360
288,550 AOL Time Warner, Inc.*              3,780,005
  6,400 AutoZone, Inc.*                       452,160
 18,900 Bed Bath & Beyond, Inc.*              652,617
 20,750 Best Buy Company, Inc.*               501,113
  7,400 Big Lots, Inc.*                        97,902
  5,200 Black & Decker Corporation            223,028
  5,800 Brunswick Corporation                 115,188
 37,900 Carnival Corporation                  945,605
  4,000 Centex Corporation                    200,800
 13,500 Circuit City Group                    100,170
 39,600 Clear Channel
        Communications, Inc.*               1,476,684
148,977 Comcast Corporation*                3,511,388
  4,700 Cooper Tire & Rubber Company           72,098
 29,400 Costco Wholesale Corporation*         824,964
  9,566 Dana Corporation                      112,496
 10,950 Darden Restaurants, Inc.              223,928
 35,994 Delphi Corporation                    289,752
  5,400 Dillard's, Inc.                        85,644
 21,515 Dollar General Corporation            257,104
  5,300 Dow Jones & Company, Inc.             229,119
 18,800 Eastman Kodak Company                 658,752
 20,000 eBay, Inc.*                         1,356,400
 11,200 Family Dollar Stores, Inc.            349,552
 12,700 Federated Department Stores, Inc.*    365,252
118,400 Ford Motor Company                  1,101,120
  9,600 Fortune Brands, Inc.                  446,496
 17,300 Gannett Company, Inc.               1,242,140
 57,062 Gap, Inc.                             885,602
 36,200 General Motors Corporation          1,334,332
 11,300 Goodyear Tire & Rubber Company         76,953
 19,600 Harley-Davidson, Inc.                 905,520
  7,200 Harrah's Entertainment, Inc.*         285,120

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Large Company Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

Consumer Discretionary--continued
-------------------------------
 11,150 Hasbro, Inc.                          $128,783
 24,200 Hilton Hotels Corporation              307,582
150,200 Home Depot, Inc.                     3,598,792
  5,600 International Game Technology*         425,152
 24,900 Interpublic Group of Companies, Inc.   350,592
 17,300 J.C. Penney Company, Inc.              398,073
  5,800 Johnson Controls, Inc.                 464,986
  8,300 Jones Apparel Group, Inc.*             294,152
  3,100 KB Home                                132,835
  5,300 Knight Ridder, Inc.                    335,225
 21,800 Kohl's Corporation*                  1,219,710
 12,500 Leggett & Platt, Inc.                  280,500
 33,704 Limited Brands, Inc.                   469,497
  6,900 Liz Claiborne, Inc.                    204,585
 50,400 Lowe's Companies, Inc.               1,890,000
 15,300 Marriott International, Inc.           502,911
 28,150 Mattel, Inc.                           539,073
 18,600 May Department Stores Company          427,428
  5,000 Maytag Corporation                     142,500
 81,900 McDonald's Corporation               1,316,952
 12,500 McGraw-Hill Companies, Inc.            755,500
  3,200 Meredith Corporation                   131,552
  9,800 New York Times Company                 448,154
 17,273 Newell Rubbermaid, Inc.                523,890
 17,100 NIKE, Inc.                             760,437
  8,700 Nordstrom, Inc.                        165,039
 19,900 Office Depot, Inc.*                    293,724
 12,200 Omnicom Group, Inc.                    788,120
  4,000 Pulte Homes, Inc.                      191,480
 10,800 RadioShack Corporation                 202,392
  3,900 Reebok International, Ltd.*            114,660
 20,400 Sears, Roebuck and Company             488,580
  9,700 Sherwin-Williams Company               274,025
  3,800 Snap-On, Inc.                          106,818
  5,700 Stanley Works                          197,106
 30,350 Staples, Inc.*                         555,405
 25,000 Starbucks Corporation*                 509,500
 12,900 Starwood Hotels & Resorts
        Worldwide, Inc.                        306,246
 58,600 Target Corporation                   1,758,000
  9,400 Tiffany & Company                      224,754
 34,100 TJX Companies, Inc.                    665,632
  7,100 TMP Worldwide, Inc.*                    80,301
 13,700 Toys "R" Us, Inc.*                     137,000

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

 19,700 Tribune Company                        $895,562
  3,700 Tupperware Corporation                   55,796
 14,800 Univision Communications, Inc.*         362,600
  7,000 VF Corporation                          252,350
113,744 Viacom, Inc.*                         4,636,205
  8,393 Visteon Corporation                      58,415
285,000 Wal-Mart Stores, Inc.                14,395,350
131,847 Walt Disney Company                   2,150,425
  7,400 Wendy's International, Inc.             200,318
  4,400 Whirlpool Corporation                   229,768
 19,040 Yum! Brands, Inc.*                      461,149
        -----------------------------------------------
                                             70,030,945
        -----------------------------------------------

Consumer Staples (9.3%)
--------------------
  2,400 Adolph Coors Company                    147,000
  3,800 Alberto-Culver Company                  191,520
 24,477 Albertson's, Inc.                       544,858
 55,300 Anheuser-Busch Companies, Inc.        2,676,520
 41,668 Archer Daniels Midland Company          516,683
 15,200 Avon Products, Inc.                     818,824
  4,400 Brown-Foreman Corporation, Class B      287,584
 26,400 Campbell Soup Company                   619,608
 14,200 Clorox Company                          585,750
160,100 Coca-Cola Company                     7,015,582
 29,000 Coca-Cola Enterprises, Inc.             629,880
 34,800 Colgate-Palmolive Company             1,824,564
 34,700 ConAgra Foods, Inc.                     867,847
 25,300 CVS Corporation                         631,741
      1 Del Monte Foods Company*                      6
 23,800 General Mills, Inc.                   1,117,410
 68,100 Gillette Company                      2,067,516
 22,700 H.J. Heinz Company                      746,149
  8,800 Hershey Foods Corporation               593,472
 26,400 Kellogg Company                         904,728
 33,192 Kimberly-Clark Corporation            1,575,624
 49,900 Kroger Company*                         770,955
 16,789 Monsanto Company                        323,188
 18,100 Pepsi Bottling Group, Inc.              465,170
111,570 PepsiCo, Inc.                         4,710,485
133,600 Philip Morris Companies, Inc.         5,414,808
 83,900 Procter & Gamble Company              7,210,366
  5,700 R.J. Reynolds Tobacco Holdings, Inc.    240,027
 28,500 Safeway, Inc.*                          665,760
 50,300 Sara Lee Corporation                  1,132,253
  8,600 SUPERVALU, Inc.                         141,986

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Large Company Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

Consumer Staples--continued
-------------------------
 42,400 SYSCO Corporation                  $1,263,096
 10,900 UST, Inc.                             364,387
 66,200 Walgreen Company                    1,932,378
  9,000 Winn-Dixie Stores, Inc.               137,520
 14,600 Wm. Wrigley Jr. Company               801,248
        ---------------------------------------------
                                           49,936,493
        ---------------------------------------------

Energy (5.9%)
------------
  5,800 Amerada Hess Corporation              319,290
 16,086 Anadarko Petroleum Corporation        770,519
  9,300 Apache Corporation                    530,007
  4,400 Ashland, Inc.                         125,532
 21,700 Baker Hughes, Inc.                    698,523
 10,100 BJ Services Company*                  326,331
 13,035 Burlington Resources, Inc.            555,943
 69,023 ChevronTexaco Corporation           4,588,649
 43,740 ConocoPhillips Corporation          2,116,579
 10,100 Devon Energy Corporation              463,590
  7,500 EOG Resources, Inc.                   299,400
434,508 Exxon Mobil Corporation            15,181,710
 28,100 Halliburton Company                   525,751
  6,524 Kerr-McGee Corporation                289,013
 20,100 Marathon Oil Corporation              427,929
  9,300 Nabors Industries, Ltd.               328,011
  8,600 Noble Corporation*                    302,290
 24,300 Occidental Petroleum Corporation      691,335
  6,000 Rowan Companies, Inc.                 136,200
 37,500 Schlumberger, Ltd.                  1,578,375
  4,900 Sunoco, Inc.                          162,582
 20,611 Transocean, Inc.                      478,175
 16,600 Unocal Corporation                    507,628
        ---------------------------------------------
                                           31,403,362
        ---------------------------------------------

Finance (20.0%)
-------------
 16,900 ACE, Ltd.                             495,846
 33,300 AFLAC, Inc.                         1,002,996
 45,382 Allstate Corporation                1,678,680
  6,900 Ambac Financial Group, Inc.           388,056
 84,900 American Express Company            3,001,215
168,440 American International Group, Inc.  9,744,254
 22,950 AmSouth Bancorporation                440,640
 19,925 Aon Corporation                       376,383
 96,689 Bank of America Corporation         6,726,654
 46,900 Bank of New York Company, Inc.      1,123,724

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

 75,153 BANK ONE Corporation                  $2,746,842
 30,900 BB&T Corporation                       1,142,991
  6,231 Bear Stearns Companies, Inc.             370,121
 14,300 Capital One Financial Corporation        424,996
 86,725 Charles Schwab Corporation               940,966
 14,611 Charter One Financial, Inc.              419,774
 11,100 Chubb Corporation                        579,420
 10,400 Cincinnati Financial Corporation         390,520
331,639 Citigroup, Inc.                       11,670,376
 11,250 Comerica, Inc.                           486,450
  8,200 Countrywide Financial Corporation        423,530
 26,600 Equity Office Properties Trust           664,468
 17,500 Equity Residential                       430,150
 44,900 Federal Home Loan Mortgage
        Corporation                            2,651,345
 64,300 Federal National Mortgage
        Corporation                            4,136,419
 37,294 Fifth Third Bancorp                    2,183,564
  8,100 First Tennessee National
        Corporation                              291,114
 67,779 FleetBoston Financial Corporation      1,647,030
 16,800 Franklin Resources, Inc.                 572,544
  9,900 Golden West Financial Corporation        710,919
 30,900 Goldman Sachs Group, Inc.              2,104,290
 16,500 Hartford Financial Services
        Group, Inc.                              749,595
 30,586 Household International, Inc.            850,597
 15,171 Huntington Bancshares, Inc.              283,849
128,848 J.P. Morgan Chase & Company            3,092,352
  9,300 Jefferson-Pilot Corporation              354,423
 18,600 John Hancock Financial Services, Inc.    518,940
 27,400 Key Corporation                          688,836
 15,300 Lehman Brothers Holdings, Inc.           815,337
 11,400 Lincoln National Corporation             360,012
 12,000 Loews Corporation                        533,520
 34,700 Marsh & McLennan Companies, Inc.       1,603,487
 14,100 Marshall & Ilsley Corporation            386,058
  9,350 MBIA, Inc.                               410,091
 82,502 MBNA Corporation                       1,569,188
 27,800 Mellon Financial Corporation             725,858
 55,800 Merrill Lynch & Company, Inc.          2,117,610
 45,200 MetLife, Inc.                          1,222,208
  6,500 MGIC Investment Corporation              268,450
  9,800 Moody's Corporation                      404,642
 70,150 Morgan Stanley and Company             2,800,388

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Large Company Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

Finance--continued
----------------
 39,500 National City Corporation           $1,079,140
 10,400 North Fork Bancorporation, Inc.        350,896
 14,300 Northern Trust Corporation             501,215
 18,300 PNC Financial Services Group, Inc.     766,770
 21,700 Principal Financial Group, Inc.        653,821
 14,100 Progressive Corporation                699,783
 18,600 Providian Financial Corporation*       120,714
 36,500 Prudential Financial, Inc.           1,158,510
 14,300 Regions Financial Corporation          477,048
  8,900 SAFECO Corporation                     308,563
 12,100 Simon Property Group, Inc.             412,247
  9,900 SLM Corporation                      1,028,214
 22,400 SouthTrust Corporation                 556,640
 14,646 St. Paul Companies, Inc.               498,696
 20,900 State Street Corporation               815,100
 14,300 Stilwell Financial, Inc.               186,901
 18,300 SunTrust Banks, Inc.                 1,041,636
 19,300 Synovus Financial Corporation          374,420
  7,934 T. Rowe Price Group, Inc.              216,440
  7,600 Torchmark Corporation                  277,628
 64,748 Travelers Property Casualty
        Company, Class B*                      948,558
123,685 U.S. Bancorp                         2,624,596
 12,750 Union Planters Corporation             358,785
 15,524 UNUMProvident Corporation              272,291
 87,832 Wachovia Corporation                 3,200,598
 61,143 Washington Mutual, Inc.              2,111,268
109,300 Wells Fargo & Company                5,122,891
  8,800 XL Capital, Ltd.                       679,800
  5,900 Zions Bancorporation                   232,159
        ----------------------------------------------
                                           106,797,046
        ----------------------------------------------

Health Care (14.6%)
-----------------
100,900 Abbott Laboratories                  4,036,000
  9,749 Aetna, Inc.                            400,879
  8,400 Allergan, Inc.                         484,008
  6,900 AmerisourceBergen Corporation          374,739
 83,140 Amgen, Inc.*                         4,018,988
  9,200 Anthem, Inc.*                          578,680
 13,500 Applera Corporation                    236,790
  3,500 Bausch & Lomb, Inc.                    126,000
 38,300 Baxter International, Inc.           1,072,400
 16,600 Becton, Dickinson and Company          509,454
  9,600 Biogen, Inc.*                          384,576

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

 16,750 Biomet, Inc.                         $480,055
 26,300 Boston Scientific Corporation*      1,118,276
125,000 Bristol-Myers Squibb Company        2,893,750
  3,400 C.R. Bard, Inc.                       197,200
 28,575 Cardinal Health, Inc.               1,691,354
 12,100 Chiron Corporation*                   454,960
  9,000 CIGNA Corporation                     370,080
 72,600 Eli Lilly and Company               4,610,100
 11,700 Forest Laboratories, Inc.*          1,149,174
 13,800 Genzyme Corporation*                  408,066
 19,700 Guidant Corporation*                  607,745
 33,100 HCA, Inc.                           1,373,650
 15,300 Health Management Associates, Inc.    273,870
 25,500 HEALTHSOUTH Corporation*              107,100
 10,400 Humana, Inc.*                         104,000
191,840 Johnson & Johnson                  10,303,726
 15,500 King Pharmaceuticals, Inc.*           266,445
  6,200 Manor Care, Inc.*                     115,382
 18,742 McKesson Corporation                  506,596
 16,200 MedImmune, Inc.*                      440,154
 78,800 Medtronic, Inc.                     3,593,280
145,000 Merck & Company, Inc.               8,208,450
397,875 Pfizer, Inc.                       12,163,039
 83,456 Pharmacia Corporation               3,488,461
  6,300 Quest Diagnostics, Inc.*              358,470
  7,600 Quintiles Transnational
        Corporation*                           91,960
 94,700 Schering-Plough Corporation         2,102,340
 11,442 St. Jude Medical, Inc.*               454,476
 12,800 Stryker Corporation                   859,136
 31,400 Tenet Healthcare Corporation*         514,960
 19,700 UnitedHealth Group, Inc.            1,644,950
  6,900 Watson Pharmaceuticals, Inc.*         195,063
  9,600 WellPoint Health Networks, Inc.*      683,136
 85,600 Wyeth Corporation                   3,201,440
 12,550 Zimmer Holdings, Inc.*                521,076
        ---------------------------------------------
                                           77,774,434
        ---------------------------------------------

Industrials (11.5%)
----------------
 25,200 3M Company                          3,107,160
 12,700 Allied Waste Industries, Inc.*        127,000
 12,600 American Power Conversion
        Corporation*                          190,890
  4,700 American Standard Companies, Inc.*    334,358
 10,000 AMR Corporation*                       66,000

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Large Company Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

Industrials--continued
-------------------
 11,300 Apollo Group, Inc.*                   $497,200
 38,700 Automatic Data Processing, Inc.      1,518,975
  7,100 Avery Dennison Corporation             433,668
 54,160 Boeing Company                       1,786,738
 24,392 Burlington Northern Santa Fe
        Corporation                            634,436
 22,200 Caterpillar, Inc.                    1,014,984
 66,860 Cendant Corporation*                   700,693
 11,000 Cintas Corporation                     503,250
 32,800 Concord EFS, Inc.*                     516,272
 11,100 Convergys Corporation*                 168,165
  5,900 Cooper Industries, Ltd.                215,055
  3,850 Crane Company                           76,731
 13,700 CSX Corporation                        387,847
  2,700 Cummins, Inc.                           75,951
  9,900 Danaher Corporation                    650,430
 15,400 Deere & Company                        706,090
  7,900 Delta Air Lines, Inc.                   95,590
  4,000 Deluxe Corporation                     168,400
 13,100 Dover Corporation                      381,996
  4,600 Eaton Corporation                      359,306
 27,200 Emerson Electric Company             1,383,120
  9,200 Equifax, Inc.                          212,888
 19,260 FedEx Corporation                    1,044,277
 48,600 First Data Corporation               1,720,926
 12,300 Fiserv, Inc.*                          417,585
  5,200 Fluor Corporation                      145,600
 13,000 General Dynamics Corporation         1,031,810
642,500 General Electric Company            15,644,875
 11,300 Genuine Parts Company                  348,040
  7,400 Goodrich Corporation                   135,568
 11,700 H&R Block, Inc.                        470,340
 52,975 Honeywell International, Inc.        1,271,400
 19,800 Illinois Tool Works, Inc.            1,284,228
 18,100 IMS Health, Inc.                       289,600
 10,950 Ingersoll-Rand Company, Ltd.           471,507
  5,900 ITT Industries, Inc.                   358,071
 29,500 Lockheed Martin Corporation          1,703,625
 31,700 Masco Corporation                      667,285
  4,100 McDermott International, Inc.*          17,958
 12,400 Molex, Inc.                            285,696
  3,900 Navistar International Corporation*     94,809
 25,100 Norfolk Southern Corporation           501,749
 11,800 Northrop Grumman Corporation         1,144,589

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

  7,500 PACCAR, Inc.                           $345,975
  7,900 Pall Corporation*                       131,772
  7,650 Parker Hannifin Corporation             352,895
 24,300 Paychex, Inc.                           677,970
 15,300 Pitney Bowes, Inc.                      499,698
  5,100 Power-One, Inc.*                         28,917
  7,300 R.R. Donnelley & Sons Company           158,921
 26,200 Raytheon Company                        805,650
 11,100 Robert Half International, Inc.*        178,821
 12,000 Rockwell Automation, Inc.               248,520
 11,800 Rockwell Collins, Inc.                  274,468
  4,000 Ryder System, Inc.                       89,760
  9,149 Sabre Holdings Corporation*             165,688
 50,000 Southwest Airlines Company              695,000
  8,900 Textron, Inc.                           382,611
  3,700 Thomas & Betts Corporation*              62,530
128,807 Tyco International, Ltd.              2,200,024
 16,400 Union Pacific Corporation               981,868
 72,100 United Parcel Service, Inc., Class B  4,548,068
 30,600 United Technologies Corporation       1,895,364
  5,900 W.W. Grainger, Inc.                     304,145
 39,299 Waste Management, Inc.                  900,733
        -----------------------------------------------
                                             61,292,129
        -----------------------------------------------

Information Technology (14.0%)
----------------------------
 51,400 ADC Telecommunications, Inc.*           107,426
 15,200 Adobe Systems, Inc.                     378,632
 22,100 Advanced Micro Devices, Inc.*           142,766
 30,115 Agilent Technologies, Inc.*             540,865
 24,700 Altera Corporation*                     304,798
 23,600 Analog Devices, Inc.*                   563,332
  6,275 Andrew Corporation*                      64,507
 23,100 Apple Computer, Inc.*                   331,023
106,400 Applied Materials, Inc.*              1,386,392
 19,500 Applied Micro Circuits
        Corporation*                             71,955
  7,200 Autodesk, Inc.                          102,960
 23,276 Avaya, Inc.*                             57,026
 15,200 BMC Software, Inc.*                     260,072
 17,800 Broadcom Corporation*                   268,068
 27,800 CIENA Corporation*                      142,892
466,500 Cisco Systems, Inc.*                  6,111,150
 11,000 Citrix Systems, Inc.*                   135,520
 37,012 Computer Associates
        International, Inc.                     499,662

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Large Company Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

Information Technology--continued
-------------------------------
 11,100 Computer Sciences Corporation*     $382,395
 24,400 Compuware Corporation*              117,120
 12,100 Comverse Technology, Inc.*          121,242
 74,100 Corning, Inc.*                      245,271
167,200 Dell Computer Corporation*        4,470,928
  9,100 Electronic Arts, Inc.*              452,907
 30,700 Electronic Data Systems
        Corporation                         565,801
141,986 EMC Corporation*                    871,794
 20,900 Gateway, Inc.*                       65,626
196,986 Hewlett-Packard Company           3,419,677
427,700 Intel Corporation                 6,659,289
109,200 International Business Machines
        Corporation                       8,463,000
 13,300 Intuit, Inc.*                       624,036
 12,700 Jabil Circuit, Inc.*                227,584
 91,300 JDS Uniphase Corporation*           225,511
 12,200 KLA-Tencor Corporation*             431,514
  8,200 Lexmark International, Inc.*        496,100
 20,100 Linear Technology Corporation       516,972
 24,000 LSI Logic Corporation*              138,480
221,622 Lucent Technologies, Inc.*          279,244
 20,700 Maxim Integrated Products, Inc.     683,928
  5,400 Mercury Interactive Corporation*    160,110
 39,000 Micron Technology, Inc.*            379,860
345,200 Microsoft Corporation*           17,846,840
  3,100 Millipore Corporation               105,400
148,490 Motorola, Inc.                    1,284,439
 11,600 National Semiconductor
        Corporation*                        174,116
  6,300 NCR Corporation*                    149,562
 21,700 Network Appliance, Inc.*            217,000
 23,500 Novell, Inc.*                        78,490
  9,600 Novellus Systems, Inc.*             269,568
  9,800 NVIDIA Corporation*                 112,798
345,748 Oracle Corporation*               3,734,078
 16,800 Parametric Technology
        Corporation*                         42,336
 20,200 PeopleSoft, Inc.*                   369,660
  8,100 PerkinElmer, Inc.                    66,825
 10,800 PMC-Sierra, Inc.*                    60,048
  6,000 QLogic Corporation*                 207,060
 50,700 QUALCOMM, Inc.*                   1,844,973
 12,600 Rational Software Corporation*      130,914

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

 34,100 Sanmina-SCI Corporation*           $153,109
  9,900 Scientific-Atlanta, Inc.            117,414
 31,200 Siebel Systems, Inc.*               233,376
 53,300 Solectron Corporation*              189,215
201,100 Sun Microsystems, Inc.*             625,421
 18,300 SunGard Data Systems, Inc.*         431,148
 14,800 Symbol Technologies, Inc.           121,656
  5,600 Tektronix, Inc.*                    101,864
 26,600 Tellabs, Inc.*                      193,382
 11,800 Teradyne, Inc.*                     153,518
111,700 Texas Instruments, Inc.           1,676,617
 10,500 Thermo Electron Corporation*        211,260
 20,900 Unisys Corporation*                 206,910
 26,500 VERITAS Software Corporation*       413,930
  8,300 Waters Corporation*                 180,774
 47,400 Xerox Corporation*                  381,570
 21,700 Xilinx, Inc.*                       447,020
 38,100 Yahoo!, Inc.*                       622,935
        -------------------------------------------
                                         74,622,661
        -------------------------------------------
Utilities (2.8%)
-------------
 35,100 AES Corporation*                    106,002
  8,100 Allegheny Energy, Inc.               61,236
  9,900 Ameren Corporation                  411,543
 21,860 American Electric Power
        Company, Inc.                       597,434
 24,400 Calpine Corporation*                 79,544
 19,573 CenterPoint Energy, Inc.            166,371
 10,900 CINergy Corporation                 367,548
  9,300 CMS Energy Corporation               87,792
 13,800 Consolidated Edison, Inc.           590,916
 10,600 Constellation Energy Group, Inc.    294,892
 19,847 Dominion Resources, Inc.          1,089,600
 10,800 DTE Energy Company                  501,120
 57,516 Duke Energy Corporation           1,123,863
 23,900 Dynegy, Inc.                         28,202
 21,000 Edison International*               248,850
 38,618 El Paso Corporation                 268,781
 14,300 Entergy Corporation                 651,937
 20,912 Exelon Corporation                1,103,526
 19,200 FirstEnergy Corporation             633,024
 11,800 FPL Group, Inc.                     709,534
  9,200 KeySpan Corporation                 324,208
  7,900 Kinder Morgan, Inc.                 333,933
 25,957 Mirant Corporation*                  49,059
  2,800 Nicor, Inc.                          95,284

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Large Company Index Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

Utilities--continued
-----------------
15,709 NiSource, Inc.                        $314,180
26,100 Pacific Gas & Electric Company*        362,790
 2,300 Peoples Energy Corporation              88,895
 5,800 Pinnacle West Capital Corporation      197,722
10,600 PPL Corporation                        367,608
15,320 Progress Energy, Inc.                  664,122
14,400 Public Service Enterprise Group, Inc.  462,240
13,175 Sempra Energy                          311,589

Shares Common Stocks (98.1%)               Market Value
-------------------------------------------------------

46,100 Southern Company          $1,308,776
11,300 TECO Energy, Inc.            174,811
20,717 TXU Corporation              386,994
33,300 Williams Companies, Inc.      89,910
25,705 Xcel Energy, Inc.            282,755
       ------------------------------------
                                 14,936,591
       ------------------------------------
       ------------------------------------
       Total Common Stocks
       (cost $602,840,695)      523,503,067
       ------------------------------------

Shares or
Principal
 Amount    Short-Term Investments (1.9%)      Interest Rate/(b)/ Maturity Date Market Value
----------------------------------------------------------

 1,472,870 AAL Money Market Portfolio/(c)/          1.140%              N/A      $1,472,870
$8,800,000 Koch Industries, Inc.                    1.190          1/2/2003       8,799,709
                             --------------------------------------------------------------
                             Total Short-Term Investments
                             (at amortized cost)                                 10,272,579
                             --------------------------------------------------------------
                             Total Investments
                             (cost $613,113,274)                               $533,775,646
                             --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount rate at the date of purchase.
(c) At December 31, 2002, cash of $684,000 was pledged as the initial margin deposit to cover open financial futures contracts as follows:

                                                           Notional
                Number of Expiration            Market     Principal  Unrealized
Type            Contracts    Date    Position   Value       Amount       Loss
--------------- --------- ---------- -------- ----------- ----------- ----------
S&P 500 Futures    48     March 2003   Long   $10,546,800 $10,760,979  $214,179

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Equity Income Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

            Shares Common Stocks (95.2%)               Market Value
            -------------------------------------------------------

Basic Materials (5.5%)
-------------------
 9,400 Alcoa, Inc.                      $214,132
 2,700 E.I. du Pont de Nemours and
       Company                           114,480
 6,200 Engelhard Corporation             138,570
 7,900 International Paper Company       276,263
 2,000 Praxair, Inc.                     115,540
13,600 United States Steel Corporation   178,432
 5,200 Weyerhaeuser Company              255,892
       -----------------------------------------
                                       1,293,309
       -----------------------------------------

Communication Services (6.1%)
---------------------------
 2,300 ALLTEL Corporation                117,300
 6,520 AT&T Corporation                  170,237
17,000 AT&T Wireless Services, Inc.*      96,050
 9,500 SBC Communications, Inc.          257,545
 6,480 Telefonica SA ADR                 172,174
11,800 Verizon Communications, Inc.      457,250
 9,600 Vodafone Group plc ADR            173,952
       -----------------------------------------
                                       1,444,508
       -----------------------------------------

Consumer Discretionary (9.8%)
---------------------------
 5,600 Clear Channel
       Communications, Inc.*             208,824
 3,582 Comcast Corporation*               84,428
 7,200 Darden Restaurants, Inc.          147,240
 7,400 Family Dollar Stores, Inc.        230,954
11,200 Fox Entertainment Group, Inc.*    290,416
 1,600 Gannett Company, Inc.             114,880
 6,400 Honda Motor Company, Ltd. ADR     115,584
 1,400 Johnson Controls, Inc.            112,238
 6,100 Lowe's Companies, Inc.            228,750
 6,300 Staples, Inc.*                    115,290
 7,700 Target Corporation                231,000
   600 Toyota Motor Corporation           31,800
 2,600 Tribune Company                   118,196
 6,700 Viacom, Inc.*                     273,092
       -----------------------------------------
                                       2,302,692
       -----------------------------------------

Consumer Staples (7.1%)
---------------------
 7,400 ConAgra Foods, Inc.               185,074
 9,100 CVS Corporation                   227,227
 3,900 General Mills, Inc.               183,105
 3,800 Kimberly-Clark Corporation        180,386
 4,600 Kraft Foods, Inc.                 179,078

            Shares Common Stocks (95.2%)               Market Value
            -------------------------------------------------------

11,700 Kroger Company*                     $180,765
 2,800 Procter & Gamble Company             240,632
 6,100 SYSCO Corporation                    181,719
 3,000 Unilever plc Sponsored ADR           114,750
       --------------------------------------------
                                          1,672,736
       --------------------------------------------

Energy (10.4%)
-------------
 8,300 Baker Hughes, Inc.                   267,177
   200 BASF AG                                7,644
 3,488 ChevronTexaco Corporation            231,882
 8,199 ConocoPhillips Corporation           396,750
 6,500 EOG Resources, Inc.                  259,480
15,500 Exxon Mobil Corporation              541,570
 6,800 Nabors Industries, Ltd.              239,836
 7,400 Noble Corporation*                   260,110
 6,900 Valero Energy Corporation            254,886
       --------------------------------------------
                                          2,459,335
       --------------------------------------------

Finance (27.3%)
-------------
 6,200 ACE, Ltd.                            181,908
 4,900 Allstate Corporation                 181,251
 5,000 American Express Company             176,750
 5,900 American International Group, Inc.   341,314
 6,900 Bank of America Corporation          480,033
 6,700 Bank of New York Company, Inc.       160,532
 5,000 BANK ONE Corporation                 182,750
17,100 Citigroup, Inc.                      601,749
 4,100 Comerica, Inc.                       177,284
11,500 Equity Office Properties Trust       287,270
 5,200 Federal Home Loan Mortgage
       Corporation                          307,060
 5,800 Federal National Mortgage
       Corporation                          373,114
 5,900 Hartford Financial Services
       Group, Inc.                          268,037
 7,600 J.P. Morgan Chase & Company          182,400
11,600 MBNA Corporation                     220,632
 3,000 Merrill Lynch & Company, Inc.        113,850
 9,900 MetLife, Inc.                        267,696
 3,000 Morgan Stanley and Company           119,760
10,800 Simon Property Group, Inc.           367,956
 3,200 St. Paul Companies, Inc.             108,960
12,400 U.S. Bancorp                         263,128
 6,600 Wachovia Corporation                 240,504
 5,200 Washington Mutual, Inc.              179,556

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Equity Income Portfolio
Schedule of Investments as of December 31, 2002

            Shares Common Stocks (95.2%)               Market Value
            -------------------------------------------------------

Finance--continued
----------------
 8,900 Wells Fargo & Company          $417,143
 3,100 XL Capital, Ltd.                239,475
       ---------------------------------------
                                     6,440,112
       ---------------------------------------

Health Care (7.4%)
----------------
 2,800 Anthem, Inc.*                   176,120
 5,600 HCA, Inc.                       232,400
12,800 IVAX Corporation*               155,264
 5,300 Johnson & Johnson               284,663
 8,000 McKesson Corporation            216,240
 3,000 Merck & Company, Inc.           169,830
 9,400 Pfizer, Inc.                    287,358
 5,700 Wyeth Corporation               213,180
       ---------------------------------------
                                     1,735,055
       ---------------------------------------

Industrials (10.3%)
----------------
 3,700 Boeing Company                  122,063
 2,500 Caterpillar, Inc.               114,300
 3,700 Emerson Electric Company        188,145
 2,100 FedEx Corporation               113,862
 8,000 First Data Corporation          283,280
 5,800 Fiserv, Inc.*                   196,910
 1,400 General Dynamics Corporation    111,118
 4,700 General Electric Company        114,445
 5,000 Honeywell International, Inc.   120,000
 1,900 Illinois Tool Works, Inc.       123,234
12,400 Masco Corporation               261,020
 3,500 Pitney Bowes, Inc.              114,310
11,100 Tyco International, Ltd.        189,588

            Shares Common Stocks (95.2%)               Market Value
            -------------------------------------------------------

 3,200 Union Pacific Corporation         $191,584
 3,000 United Technologies Corporation    185,820
       ------------------------------------------
                                        2,429,679
       ------------------------------------------

Information Technology (7.6%)
---------------------------
 7,200 Applied Materials, Inc.*            93,816
 8,600 Cisco Systems, Inc.*               112,660
 4,800 Harris Corporation                 126,240
13,200 Hewlett-Packard Company            229,152
 6,600 Intel Corporation                  102,762
 4,400 International Business Machines
       Corporation                        341,000
 3,700 Intuit, Inc.*                      173,604
 4,500 Microsoft Corporation*             232,650
13,500 Motorola, Inc.                     116,775
15,100 Oracle Corporation*                163,080
 7,000 Texas Instruments, Inc.            105,070
       ------------------------------------------
                                        1,796,809
       ------------------------------------------

Utilities (3.7%)
-------------
 4,200 Dominion Resources, Inc.           230,580
 3,800 Entergy Corporation                173,242
 3,300 Exelon Corporation                 174,141
 3,900 FirstEnergy Corporation            128,583
 2,900 FPL Group, Inc.                    174,377
       ------------------------------------------
                                          880,923
       ------------------------------------------
       ------------------------------------------
       Total Common Stocks
       (cost $25,467,025)              22,455,158
       ------------------------------------------

 Shares   Short-Term Investments (4.8%)      Interest Rate/(b)/ Maturity Date Market Value
---------------------------------------------------------
1,124,540 AAL Money Market Portfolio              1.140%             N/A       $1,124,540
                            --------------------------------------------------------------
                            Total Short-Term Investments
                            (at amortized cost)                                 1,124,540
                            --------------------------------------------------------------
                            Total Investments
                            (cost $26,591,565)                                $23,579,698
                            --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

                            AAL Balanced Portfolio
             Schedule of Investments as of December 31, 2002/ (a)/

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

Basic Materials (1.6%)
------------------
 10,100 Air Products and Chemicals, Inc.   $431,775
 37,564 Alcoa, Inc.                         855,708
  3,581 Allegheny Technologies, Inc.         22,310
  2,500 Ball Corporation                    127,975
  2,400 Bemis Company, Inc.                 119,112
  2,600 Boise Cascade Corporation            65,572
 40,477 Dow Chemical Company              1,202,167
 44,219 E.I. du Pont de Nemours and
        Company                           1,874,886
  3,400 Eastman Chemical Company            125,018
  5,800 Ecolab, Inc.                        287,100
  5,650 Engelhard Corporation               126,278
  6,400 Freeport-McMoRan Copper &
        Gold, Inc., Class B*                107,392
 11,083 Georgia-Pacific Corporation         179,101
  2,200 Great Lakes Chemical Corporation     52,536
  4,800 Hercules, Inc.*                      42,240
  4,200 International Flavors and
        Fragrances, Inc.                    147,420
 21,321 International Paper Company         745,595
  4,600 Louisiana-Pacific Corporation*       37,076
  8,880 Meadwestvaco Corporation            219,425
 17,817 Newmont Mining Corporation          517,228
  3,500 Nucor Corporation                   144,550
  7,000 Pactiv Corporation*                 153,020
  3,920 Phelps Dodge Corporation*           124,068
  8,200 Plum Creek Timber Company, Inc.     193,520
  7,500 PPG Industries, Inc.                376,125
  7,200 Praxair, Inc.                       415,944
  9,811 Rohm and Haas Company               318,661
  3,764 Sealed Air Corporation*             140,397
  3,200 Sigma-Aldrich Corporation           155,840
  2,400 Temple-Inland, Inc.                 107,544
  4,500 United States Steel Corporation      59,040
  4,500 Vulcan Materials Company            168,750
  9,700 Weyerhaeuser Company                477,337
  3,800 Worthington Industries, Inc.         57,912
        -------------------------------------------
                                         10,178,622
        -------------------------------------------

Communication Services (2.4%)
--------------------------
 13,800 ALLTEL Corporation                  703,800
 34,213 AT&T Corporation                    893,301
120,472 AT&T Wireless Services, Inc.*       680,667
 82,600 BellSouth Corporation/(b)/        2,136,862
  6,350 CenturyTel, Inc.                    186,563

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

 12,500 Citizens Communications
        Company*                             $131,875
 42,800 Nextel Communications, Inc.*          494,340
 75,318 Qwest Communications
        International, Inc.                   376,590
147,662 SBC Communications, Inc.            4,003,117
 39,700 Sprint FON Group                      574,856
 44,400 Sprint PCS Group*                     194,472
121,670 Verizon Communications, Inc.        4,714,713
        ---------------------------------------------
                                           15,091,156
        ---------------------------------------------

Consumer Discretionary (7.7%)
---------------------------
  2,900 American Greetings Corporation*        45,820
198,750 AOL Time Warner, Inc.*              2,603,625
  4,400 AutoZone, Inc.*                       310,860
 13,000 Bed Bath & Beyond, Inc.*              448,890
 14,250 Best Buy Company, Inc.*               344,138
  5,100 Big Lots, Inc.*                        67,473
  3,600 Black & Decker Corporation            154,404
  4,000 Brunswick Corporation                  79,440
 26,100 Carnival Corporation                  651,195
  2,800 Centex Corporation                    140,560
  9,300 Circuit City Group                     69,006
 27,300 Clear Channel
        Communications, Inc.*               1,018,017
102,577 Comcast Corporation*                2,417,740
  3,200 Cooper Tire & Rubber Company           49,088
 20,300 Costco Wholesale Corporation*         569,618
  6,579 Dana Corporation                       77,369
  7,600 Darden Restaurants, Inc.              155,420
 24,776 Delphi Corporation                    199,447
  3,700 Dillard's, Inc.                        58,682
 14,722 Dollar General Corporation            175,928
  3,700 Dow Jones & Company, Inc.             159,951
 13,000 Eastman Kodak Company                 455,520
 13,800 eBay, Inc.*                           935,916
  7,700 Family Dollar Stores, Inc.            240,317
  8,700 Federated Department Stores, Inc.*    250,212
 81,600 Ford Motor Company                    758,880
  6,600 Fortune Brands, Inc.                  306,966
 11,900 Gannett Company, Inc.                 854,420
 39,300 Gap, Inc.                             609,936
 24,900 General Motors Corporation            917,814
  7,700 Goodyear Tire & Rubber Company         52,437
 13,500 Harley-Davidson, Inc.                 623,700
  5,000 Harrah's Entertainment, Inc.*         198,000

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

Consumer Discretionary--continued
-------------------------------
  7,700 Hasbro, Inc.                           $88,935
 16,700 Hilton Hotels Corporation              212,257
103,400 Home Depot, Inc.                     2,477,464
  3,900 International Game Technology*         296,088
 17,100 Interpublic Group of Companies, Inc.   240,768
 11,900 J.C. Penney Company, Inc.              273,819
  4,000 Johnson Controls, Inc.                 320,680
  5,700 Jones Apparel Group, Inc.*             202,008
  2,100 KB Home                                 89,985
  3,700 Knight Ridder, Inc.                    234,025
 15,000 Kohl's Corporation*                    839,250
  8,600 Leggett & Platt, Inc.                  192,984
 23,162 Limited Brands, Inc.                   322,647
  4,700 Liz Claiborne, Inc.                    139,355
 34,700 Lowe's Companies, Inc.               1,301,250
 10,600 Marriott International, Inc.           348,422
 19,425 Mattel, Inc.                           371,989
 12,800 May Department Stores Company          294,144
  3,500 Maytag Corporation                      99,750
 56,400 McDonald's Corporation                 906,912
  8,600 McGraw-Hill Companies, Inc.            519,784
  2,200 Meredith Corporation                    90,442
  6,700 New York Times Company                 306,391
 11,926 Newell Rubbermaid, Inc.                361,716
 11,800 NIKE, Inc.                             524,746
  6,000 Nordstrom, Inc.                        113,820
 13,700 Office Depot, Inc.*                    202,212
  8,400 Omnicom Group, Inc.                    542,640
  2,700 Pulte Homes, Inc.                      129,249
  7,400 RadioShack Corporation                 138,676
  2,700 Reebok International, Ltd.*             79,380
 14,000 Sears, Roebuck and Company             335,300
  6,600 Sherwin-Williams Company               186,450
  2,600 Snap-On, Inc.                           73,086
  3,900 Stanley Works                          134,862
 20,900 Staples, Inc.*                         382,470
 17,200 Starbucks Corporation*                 350,536
  8,800 Starwood Hotels & Resorts
        Worldwide, Inc.                        208,912
 40,400 Target Corporation                   1,212,000
  6,400 Tiffany & Company                      153,024
 23,400 TJX Companies, Inc.                    456,768
  4,900 TMP Worldwide, Inc.*                    55,419
  9,400 Toys "R" Us, Inc.*                      94,000
 13,600 Tribune Company                        618,256

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

  2,500 Tupperware Corporation             $37,700
 10,200 Univision Communications, Inc.*    249,900
  4,800 VF Corporation                     173,040
 78,325 Viacom, Inc.*                    3,192,527
  5,756 Visteon Corporation                 40,062
196,300 Wal-Mart Stores, Inc.            9,915,113
 90,787 Walt Disney Company              1,480,736
  5,100 Wendy's International, Inc.        138,057
  3,000 Whirlpool Corporation              156,660
 13,160 Yum! Brands, Inc.*                 318,735
        ------------------------------------------
                                        48,226,190
        ------------------------------------------

Consumer Staples (5.5%)
----------------------
  1,600 Adolph Coors Company                98,000
  2,600 Alberto-Culver Company             131,040
 16,822 Albertson's, Inc.                  374,458
 38,100 Anheuser-Busch Companies, Inc.   1,844,040
 28,741 Archer Daniels Midland Company     356,388
 10,500 Avon Products, Inc.                565,635
  3,100 Brown-Foreman Corporation,
        Class B                            202,616
 18,200 Campbell Soup Company              427,154
  9,800 Clorox Company                     404,250
110,300 Coca-Cola Company                4,833,346
 19,900 Coca-Cola Enterprises, Inc.        432,228
 24,000 Colgate-Palmolive Company        1,258,320
 23,900 ConAgra Foods, Inc.                597,739
 17,400 CVS Corporation                    434,478
      1 Del Monte Foods Company*                 5
 16,400 General Mills, Inc.                769,980
 46,900 Gillette Company                 1,423,884
 15,650 H.J. Heinz Company                 514,416
  6,100 Hershey Foods Corporation          411,384
 18,200 Kellogg Company                    623,714
 22,880 Kimberly-Clark Corporation       1,086,114
 34,300 Kroger Company*                    529,935
 11,533 Monsanto Company                   222,010
 12,400 Pepsi Bottling Group, Inc.         318,680
 76,820 PepsiCo, Inc.                    3,243,340
 92,000 Philip Morris Companies, Inc.    3,728,760
 57,800 Procter & Gamble Company         4,967,332
  3,900 R.J. Reynolds Tobacco
        Holdings, Inc.                     164,229
 19,600 Safeway, Inc.*                     457,856
 34,600 Sara Lee Corporation               778,846
  5,900 SUPERVALU, Inc.                     97,409

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

Consumer Staples--continued
-------------------------
 29,200 SYSCO Corporation                    $869,868
  7,500 UST, Inc.                             250,725
 45,600 Walgreen Company                    1,331,064
  6,200 Winn-Dixie Stores, Inc.                94,736
 10,000 Wm. Wrigley Jr. Company               548,800
        ---------------------------------------------
                                           34,392,779
        ---------------------------------------------

Energy (3.5%)
------------
  4,000 Amerada Hess Corporation              220,200
 11,118 Anadarko Petroleum Corporation        532,552
  6,390 Apache Corporation                    364,166
  3,000 Ashland, Inc.                          85,590
 14,920 Baker Hughes, Inc.                    480,275
  7,000 BJ Services Company*                  226,170
  8,967 Burlington Resources, Inc.            382,443
 47,548 ChevronTexaco Corporation           3,160,991
 30,140 ConocoPhillips Corporation          1,458,475
  7,000 Devon Energy Corporation              321,300
  5,100 EOG Resources, Inc.                   203,592
299,272 Exxon Mobil Corporation            10,456,564
 19,400 Halliburton Company                   362,974
  4,480 Kerr-McGee Corporation                198,464
 13,800 Marathon Oil Corporation              293,802
  6,400 Nabors Industries, Ltd.               225,728
  6,000 Noble Corporation*                    210,900
 16,700 Occidental Petroleum Corporation      475,115
  4,100 Rowan Companies, Inc.                  93,070
 25,800 Schlumberger, Ltd.                  1,085,922
  3,400 Sunoco, Inc.                          112,812
 14,136 Transocean, Inc.                      327,955
 11,500 Unocal Corporation                    351,670
        ---------------------------------------------
                                           21,630,730
        ---------------------------------------------

Finance (11.8%)
--------------
 11,700 ACE, Ltd.                             343,278
 22,900 AFLAC, Inc.                           689,748
 31,296 Allstate Corporation                1,157,639
  4,750 Ambac Financial Group, Inc.           267,140
 58,400 American Express Company            2,064,440
116,002 American International Group, Inc.  6,710,716
 15,800 AmSouth Bancorporation                303,360
 13,750 Aon Corporation                       259,738
 66,585 Bank of America Corporation         4,632,318
 32,300 Bank of New York Company, Inc.        773,908

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

 51,832 BANK ONE Corporation                    $1,894,460
 21,300 BB&T Corporation                           787,887
  4,278 Bear Stearns Companies, Inc.               254,113
  9,900 Capital One Financial Corporation          294,228
 59,725 Charles Schwab Corporation                 648,016
 10,062 Charter One Financial, Inc.                289,081
  7,600 Chubb Corporation                          396,720
  7,200 Cincinnati Financial Corporation           270,360
228,389 Citigroup, Inc.                          8,037,009
  7,800 Comerica, Inc.                             337,272
  5,600 Countrywide Financial Corporation          289,240
 18,300 Equity Office Properties Trust             457,134
 12,000 Equity Residential                         294,960
 31,000 Federal Home Loan Mortgage
        Corporation                              1,830,550
 44,300 Federal National Mortgage
        Corporation                              2,849,819
 25,716 Fifth Third Bancorp                      1,505,672
  5,600 First Tennessee National
        Corporation                                201,264
 46,659 FleetBoston Financial Corporation        1,133,814
 11,600 Franklin Resources, Inc.                   395,328
  6,800 Golden West Financial Corporation          488,308
 21,300 Goldman Sachs Group, Inc.                1,450,530
 11,400 Hartford Financial Services Group, Inc.    517,902
 20,999 Household International, Inc.              583,982
 10,416 Huntington Bancshares, Inc.                194,883
 88,760 J.P. Morgan Chase & Company              2,130,240
  6,400 Jefferson-Pilot Corporation                243,904
 12,800 John Hancock Financial Services, Inc.      357,120
 18,900 Key Corporation                            475,146
 10,600 Lehman Brothers Holdings, Inc.             564,874
  7,900 Lincoln National Corporation               249,482
  8,300 Loews Corporation                          369,018
 23,900 Marsh & McLennan Companies, Inc.         1,104,419
  9,700 Marshall & Ilsley Corporation              265,586
  6,500 MBIA, Inc.                                 285,090
 56,805 MBNA Corporation                         1,080,431
 19,100 Mellon Financial Corporation               498,701
 38,400 Merrill Lynch & Company, Inc.            1,457,280
 31,100 MetLife, Inc.                              840,944
  4,500 MGIC Investment Corporation                185,850
  6,700 Moody's Corporation                        276,643
 48,290 Morgan Stanley and Company               1,927,737
 27,200 National City Corporation                  743,104

The accompanying notes to the financial statements are an integral part of this schedule.
--------------------------------------------------------------------------------

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

Finance--continued
----------------
 7,200 North Fork Bancorporation, Inc.      $242,928
 9,800 Northern Trust Corporation            343,490
12,600 PNC Financial Services Group, Inc.    527,940
15,000 Principal Financial Group, Inc.       451,950
 9,700 Progressive Corporation               481,411
12,800 Providian Financial Corporation*       83,072
25,200 Prudential Financial, Inc.            799,848
 9,800 Regions Financial Corporation         326,928
 6,100 SAFECO Corporation                    211,487
 8,300 Simon Property Group, Inc.            282,781
 6,900 SLM Corporation                       716,634
15,400 SouthTrust Corporation                382,690
10,022 St. Paul Companies, Inc.              341,249
14,400 State Street Corporation              561,600
 9,800 Stilwell Financial, Inc.              128,086
12,600 SunTrust Banks, Inc.                  717,192
13,250 Synovus Financial Corporation         257,050
 5,400 T. Rowe Price Group, Inc.             147,312
 5,300 Torchmark Corporation                 193,609
44,618 Travelers Property Casualty
       Company, Class B*                     653,654
85,121 U.S. Bancorp                        1,806,268
 8,800 Union Planters Corporation            247,632
10,658 UNUMProvident Corporation             186,941
60,510 Wachovia Corporation                2,204,984
42,075 Washington Mutual, Inc.             1,452,850
75,260 Wells Fargo & Company               3,527,436
 6,100 XL Capital, Ltd.                      471,225
 4,000 Zions Bancorporation                  157,396
       ---------------------------------------------
                                          73,566,029
       ---------------------------------------------

Health Care (8.6%)
---------------
69,500 Abbott Laboratories                 2,780,000
 6,714 Aetna, Inc.                           276,080
 5,800 Allergan, Inc.                        334,196
 4,700 AmerisourceBergen Corporation         255,257
57,252 Amgen, Inc.*                        2,767,562
 6,300 Anthem, Inc.*                         396,270
 9,300 Applera Corporation                   163,122
 2,400 Bausch & Lomb, Inc.                    86,400
26,400 Baxter International, Inc.            739,200
11,400 Becton, Dickinson and Company         349,866
 6,600 Biogen, Inc.*                         264,396
11,550 Biomet, Inc.                          331,023
18,100 Boston Scientific Corporation*        769,612

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

 86,100 Bristol-Myers Squibb Company       $1,993,215
  2,300 C.R. Bard, Inc.                       133,400
 19,675 Cardinal Health, Inc.               1,164,563
  8,400 Chiron Corporation*                   315,840
  6,200 CIGNA Corporation                     254,944
 50,000 Eli Lilly and Company               3,175,000
  8,100 Forest Laboratories, Inc.*            795,582
  9,500 Genzyme Corporation*                  280,915
 13,600 Guidant Corporation*                  419,560
 22,850 HCA, Inc.                             948,275
 10,600 Health Management Associates, Inc.    189,740
 17,600 HEALTHSOUTH Corporation*               73,920
  7,200 Humana, Inc.*                          72,000
132,106 Johnson & Johnson                   7,095,413
 10,633 King Pharmaceuticals, Inc.*           182,781
  4,200 Manor Care, Inc.*                      78,162
 12,880 McKesson Corporation                  348,146
 11,100 MedImmune, Inc.*                      301,587
 54,300 Medtronic, Inc.                     2,476,080
 99,900 Merck & Company, Inc.               5,655,339
274,050 Pfizer, Inc.                        8,377,709
 57,501 Pharmacia Corporation               2,403,542
  4,400 Quest Diagnostics, Inc.*              250,360
  5,200 Quintiles Transnational
        Corporation*                           62,920
 65,200 Schering-Plough Corporation         1,447,440
  7,890 St. Jude Medical, Inc.*               313,391
  8,800 Stryker Corporation                   590,656
 21,650 Tenet Healthcare Corporation*         355,060
 13,600 UnitedHealth Group, Inc.            1,135,600
  4,700 Watson Pharmaceuticals, Inc.*         132,869
  6,600 WellPoint Health Networks, Inc.*      469,656
 59,000 Wyeth Corporation                   2,206,600
  8,690 Zimmer Holdings, Inc.*                360,809
        ---------------------------------------------
                                           53,574,058
        ---------------------------------------------

Industrials (6.8%)
---------------
 17,400 3M Company                          2,145,420
  8,700 Allied Waste Industries, Inc.*         87,000
  8,700 American Power Conversion
        Corporation*                          131,805
  3,200 American Standard Companies, Inc.*    227,648
  6,900 AMR Corporation*                       45,540
  7,800 Apollo Group, Inc.*                   343,200
 26,600 Automatic Data Processing, Inc.     1,044,050
  4,900 Avery Dennison Corporation            299,292

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

Industrials--continued
-------------------
 37,328 Boeing Company/(b)/                 $1,231,451
 16,792 Burlington Northern Santa Fe
        Corporation                            436,760
 15,300 Caterpillar, Inc.                      699,516
 46,060 Cendant Corporation*                   482,709
  7,600 Cintas Corporation                     347,700
 22,600 Concord EFS, Inc.*                     355,724
  7,700 Convergys Corporation*                 116,655
  4,100 Cooper Industries, Ltd.                149,445
  2,650 Crane Company                           52,815
  9,500 CSX Corporation                        268,945
  1,800 Cummins, Inc.                           50,634
  6,800 Danaher Corporation                    446,760
 10,600 Deere & Company                        486,010
  5,400 Delta Air Lines, Inc.                   65,340
  2,800 Deluxe Corporation                     117,880
  9,000 Dover Corporation                      262,440
  3,200 Eaton Corporation                      249,952
 18,700 Emerson Electric Company               950,895
  6,300 Equifax, Inc.                          145,782
 13,240 FedEx Corporation                      717,873
 33,400 First Data Corporation               1,182,694
  8,550 Fiserv, Inc.*                          290,273
  3,600 Fluor Corporation                      100,800
  9,000 General Dynamics Corporation           714,330
442,500 General Electric Company            10,774,875
  7,800 Genuine Parts Company                  240,240
  5,100 Goodrich Corporation                    93,432
  8,000 H&R Block, Inc.                        321,600
 36,437 Honeywell International, Inc.          874,488
 13,600 Illinois Tool Works, Inc.              882,096
 12,400 IMS Health, Inc.                       198,400
  7,500 Ingersoll-Rand Company, Ltd.           322,950
  4,100 ITT Industries, Inc.                   248,829
 20,300 Lockheed Martin Corporation          1,172,325
 21,800 Masco Corporation                      458,890
  2,800 McDermott International, Inc.*          12,264
  8,550 Molex, Inc.                            196,992
  2,700 Navistar International Corporation*     65,637
 17,200 Norfolk Southern Corporation           343,828
  8,153 Northrop Grumman Corporation           790,889
  5,200 PACCAR, Inc.                           239,876
  5,400 Pall Corporation*                       90,072
  5,300 Parker Hannifin Corporation            244,489
 16,750 Paychex, Inc.                          467,325

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

 10,500 Pitney Bowes, Inc.                     $342,930
  3,500 Power-One, Inc.*                         19,845
  5,000 R.R. Donnelley & Sons Company           108,850
 18,000 Raytheon Company                        553,500
  7,700 Robert Half International, Inc.*        124,047
  8,200 Rockwell Automation, Inc.               169,822
  8,100 Rockwell Collins, Inc.                  188,406
  2,700 Ryder System, Inc.                       60,588
  6,285 Sabre Holdings Corporation*             113,821
 34,380 Southwest Airlines Company              477,882
  6,100 Textron, Inc.                           262,239
  2,500 Thomas & Betts Corporation*              42,250
 88,663 Tyco International, Ltd.              1,514,364
 11,300 Union Pacific Corporation               676,531
 49,700 United Parcel Service, Inc., Class B  3,135,076
 21,100 United Technologies Corporation       1,306,934
  4,100 W.W. Grainger, Inc.                     211,355
 27,030 Waste Management, Inc.                  619,528
        -----------------------------------------------
                                             42,214,803
        -----------------------------------------------

Information Technology (8.2%)
----------------------------
 35,400 ADC Telecommunications, Inc.*            73,986
 10,500 Adobe Systems, Inc.                     261,555
 15,200 Advanced Micro Devices, Inc.*            98,192
 20,663 Agilent Technologies, Inc.*             371,107
 17,000 Altera Corporation*                     209,780
 16,200 Analog Devices, Inc.*                   386,694
  4,300 Andrew Corporation*                      44,204
 15,900 Apple Computer, Inc.*                   227,847
 73,200 Applied Materials, Inc.*                953,796
 13,400 Applied Micro Circuits
        Corporation*                             49,446
  5,000 Autodesk, Inc.                           71,500
 16,039 Avaya, Inc.*                             39,296
 10,400 BMC Software, Inc.*                     177,944
 12,200 Broadcom Corporation*                   183,732
 19,100 CIENA Corporation*                       98,174
321,300 Cisco Systems, Inc.*                  4,208,994
  7,600 Citrix Systems, Inc.*                    93,632
 25,475 Computer Associates
        International, Inc.                     343,913
  7,600 Computer Sciences Corporation*          261,820
 16,800 Compuware Corporation*                   80,640
  8,300 Comverse Technology, Inc.*               83,166
 51,000 Corning, Inc.*                          168,810
115,200 Dell Computer Corporation*            3,080,448

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

Information Technology--continued
-------------------------------
  6,300 Electronic Arts, Inc.*                $313,551
 21,100 Electronic Data Systems Corporation    388,873
 97,824 EMC Corporation*                       600,639
 14,400 Gateway, Inc.*                          45,216
135,661 Hewlett-Packard Company              2,355,075
294,600 Intel Corporation                    4,586,922
 75,200 International Business Machines
        Corporation                          5,828,000
  9,100 Intuit, Inc.*                          426,972
  8,800 Jabil Circuit, Inc.*                   157,696
 62,900 JDS Uniphase Corporation*              155,363
  8,400 KLA-Tencor Corporation*                297,108
  5,600 Lexmark International, Inc.*           338,800
 13,900 Linear Technology Corporation          357,508
 16,500 LSI Logic Corporation*                  95,205
152,575 Lucent Technologies, Inc.*             192,245
 14,200 Maxim Integrated Products, Inc.        469,168
  3,700 Mercury Interactive Corporation*       109,705
 26,900 Micron Technology, Inc.*               262,006
237,800 Microsoft Corporation               12,294,260
  2,100 Millipore Corporation                   71,400
102,321 Motorola, Inc.                         885,077
  8,000 National Semiconductor
        Corporation*                           120,080
  4,300 NCR Corporation*                       102,082
 14,900 Network Appliance, Inc.*               149,000
 16,200 Novell, Inc.*                           54,108
  6,600 Novellus Systems, Inc.*                185,328
  6,800 NVIDIA Corporation*                     78,268
238,100 Oracle Corporation*                  2,571,480
 11,600 Parametric Technology
        Corporation*                            29,232
 13,900 PeopleSoft, Inc.*                      254,370
  5,600 PerkinElmer, Inc.                       46,200
  7,400 PMC-Sierra, Inc.*                       41,144
  4,200 QLogic Corporation*                    144,942
 34,900 QUALCOMM, Inc.*                      1,270,011
  8,600 Rational Software Corporation*          89,354
 23,400 Sanmina-SCI Corporation*               105,066
  6,800 Scientific-Atlanta, Inc.                80,648
 21,500 Siebel Systems, Inc.*                  160,820
 36,700 Solectron Corporation*                 130,285
138,500 Sun Microsystems, Inc.*                430,735
 12,600 SunGard Data Systems, Inc.*            296,856
 10,200 Symbol Technologies, Inc.               83,844

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

 3,800 Tektronix, Inc.*                      $    69,122
18,300 Tellabs, Inc.*                            133,041
 8,100 Teradyne, Inc.*                           105,381
76,900 Texas Instruments, Inc.                 1,154,269
 7,200 Thermo Electron Corporation*              144,864
14,400 Unisys Corporation*                       142,560
18,300 VERITAS Software Corporation*             285,846
 5,700 Waters Corporation*                       124,146
32,600 Xerox Corporation*                        262,430
15,000 Xilinx, Inc.*                             309,000
26,200 Yahoo!, Inc.*                             428,370
       -------------------------------------------------
                                              51,382,347
       -------------------------------------------------

Utilities (1.6%)
-------------
24,100 AES Corporation*                           72,782
 5,500 Allegheny Energy, Inc.                     41,580
 6,800 Ameren Corporation                        282,676
15,040 American Electric Power
       Company, Inc.                             411,043
16,800 Calpine Corporation*                       54,768
13,424 CenterPoint Energy, Inc.                  114,104
 7,500 CINergy Corporation                       252,900
 6,400 CMS Energy Corporation                     60,416
 9,500 Consolidated Edison, Inc.                 406,790
 7,300 Constellation Energy Group, Inc.          203,086
13,715 Dominion Resources, Inc.                  752,954
 7,500 DTE Energy Company                        348,000
39,622 Duke Energy Corporation                   774,214
16,500 Dynegy, Inc.                               19,470
14,400 Edison International*                     170,640
26,586 El Paso Corporation                       185,039
 9,900 Entergy Corporation                       451,341
14,387 Exelon Corporation                        759,202
13,200 FirstEnergy Corporation                   435,204
 8,100 FPL Group, Inc.                           487,053
 6,300 KeySpan Corporation                       222,012
 5,400 Kinder Morgan, Inc.                       228,258
17,834 Mirant Corporation*                        33,706
 2,000 Nicor, Inc.                                68,060
10,834 NiSource, Inc.                            216,680
17,900 Pacific Gas & Electric Company*           248,810
 1,600 Peoples Energy Corporation                 61,840
 4,000 Pinnacle West Capital Corporation         136,360
 7,300 PPL Corporation                           253,164
10,491 Progress Energy, Inc.                     454,785
 9,900 Public Service Enterprise Group, Inc.     317,790

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

Utilities--continued
----------------
 9,087 Sempra Energy     $214,908
31,700 Southern Company   899,963
 7,800 TECO Energy, Inc.  120,666
14,270 TXU Corporation    266,564

Shares Common Stocks (57.7%)               Market Value
-------------------------------------------------------

22,900 Williams Companies, Inc.     $61,830
17,710 Xcel Energy, Inc.            194,810
       ------------------------------------
                                 10,283,468
       ------------------------------------
       ------------------------------------
       Total Common Stocks
       (cost $197,838,409)      360,540,182
       ------------------------------------

Principal
 Amount     Long-Term Fixed Income (34.0%)       Interest Rate Maturity Date Market Value
-------------------------------------------------------

Asset-Backed Securities (1.1%)
--------------------------
$1,000,000  California Infrastructure PG&E           6.480%     12/26/2009    $1,127,466
 2,300,000  Citibank Credit Issuance Trust           5.650       6/16/2008     2,507,895
   791,692  EQCC Home Equity Loan Trust              5.915      11/20/2024       807,748
   417,884  Green Tree Financial Corporation         6.900       7/15/2018       433,621
   200,000  NationsBank Credit Card Master Trust     6.000      12/15/2005       208,475
 2,000,000  Residential Asset Securities Corporation     4.790      10/25/2019     2,010,
                                  -------------------------------------------------------
                                                                               7,095,999
                                  -------------------------------------------------------

Capital Goods (0.1%)
------------
   250,000  Honeywell International, Inc.            8.625       4/15/2006       292,811
   550,000  Raytheon Company                         6.150       11/1/2008       593,355
                                  -------------------------------------------------------
                                                                                 886,166
                                  -------------------------------------------------------

Communication Services (0.9%)
------------
   450,000  AT&T Wireless Services, Inc.             7.875        3/1/2011       452,250
   450,000  Cingular Wireless, Inc.                  6.500      12/15/2011       485,384
 1,000,000  Cox Communications, Inc.                 6.400        8/1/2008     1,047,430
 1,000,000  Pacific Bell                             7.125       3/15/2026     1,154,710
   500,000  SBC Communications, Inc.                 5.875        2/1/2012       540,045
   600,000  Sprint Capital Corporation               7.125       1/30/2006       594,000
 1,000,000  Verizon Global Funding Corporation       7.250       12/1/2010     1,136,531
                                  -------------------------------------------------------
                                                                               5,410,350
                                  -------------------------------------------------------
Consumer Cyclical (0.7%)
---------------------
   450,000  AOL Time Warner, Inc.                    6.875        5/1/2012       475,246
 1,000,000  Ford Motor Credit Company                6.500       1/25/2007       987,718
   700,000  General Motors Acceptance Corporation     8.000       11/1/2031       703,811
   500,000  Johnson Controls, Inc.                   7.125       7/15/2017       589,944
 1,200,000  Target Corporation                       6.350       1/15/2011     1,332,774
                                  -------------------------------------------------------
                                                                               4,089,493
                                  -------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (34.0%)             Interest Rate Maturity Date Market Value
-------------------------------------------------------
Consumer Non-Cyclical (0.6%)
-------------------------
$1,400,000 ConAgra Foods, Inc.                            6.000%      9/15/2006    $1,531,954
 1,100,000 General Mills, Inc.                            6.000       2/15/2012     1,196,406
 1,100,000 H. J. Heinz Company                            6.000       3/15/2012     1,194,530
                                       -------------------------------------------------------
                                                                                    3,922,890
                                       -------------------------------------------------------

Finance (3.0%)
------------
 1,000,000 Allstate Corporation                           6.750       5/15/2018     1,092,777
 1,200,000 American General Finance Corporation           5.750       3/15/2007     1,294,621
   250,000 Associates Corporation of North America        6.250       11/1/2008       275,591
   500,000 Bank of America Corporation                    6.625        8/1/2007       565,381
 1,000,000 BB&T Corporation/(b)/                          6.500        8/1/2011     1,129,428
   800,000 Boeing Capital Corporation                     5.650       5/15/2006       838,254
 2,000,000 Cabot Industrial Properties, LP                7.125        5/1/2004     2,079,566
 1,150,000 Camden Property Trust                          7.000       4/15/2004     1,203,619
   450,000 CIT Group, Inc.                                5.750       9/25/2007       466,144
 1,250,000 Countrywide Home Loans, Inc.                   6.935       7/16/2007     1,408,134
   750,000 Credit Suisse First Boston USA, Inc.           4.625       1/15/2008       760,246
 1,500,000 EOP Operating, LP                              6.625       2/15/2005     1,590,204
   250,000 Household Finance Corporation                  7.250       7/15/2003       256,500
   525,000 Household Finance Corporation                  6.375      11/27/2012       548,064
 1,000,000 Lehman Brothers Holdings, Inc.                 6.250       5/15/2006     1,093,336
 1,000,000 Merrill Lynch & Company, Inc.                  6.000       2/17/2009     1,086,543
   300,000 NationsBank Corporation                        7.250      10/15/2025       349,928
 2,000,000 ProLogis Trust                                 7.000       10/1/2003     2,056,350
   500,000 Washington Mutual Bank                         5.500       1/15/2013       509,751
                                       -------------------------------------------------------
                                                                                   18,604,437
                                       -------------------------------------------------------

Industrials (1.7%)
---------------
   325,000 Baker Hughes, Inc.                             8.000       5/15/2004       350,946
   900,000 Burlington Resources, Inc.                     6.500       12/1/2011     1,002,839
 1,924,231 Delta Air Lines, Inc.                          6.619       3/18/2011     1,889,546
   450,000 Dow Chemical Company                           5.750      11/15/2009       465,564
   500,000 Hertz Corporation                              7.000        7/1/2004       503,971
   250,000 Noranda, Inc.                                  8.000        6/1/2003       252,225
   250,000 PennzEnergy Company                           10.125      11/15/2009       314,738
 1,800,000 Praxair, Inc.                                  6.500        3/1/2008     2,028,983
   500,000 Union Oil Company of California                5.050       10/1/2012       499,770
 2,000,000 Union Pacific Corporation                      6.340      11/25/2003     2,071,574
   900,000 Weyerhaeuser Company                           6.750       3/15/2012       981,304
                                       -------------------------------------------------------
                                                                                   10,361,460
                                       -------------------------------------------------------

Mortgage-Backed Securities (13.0%)
------------------------------
 1,000,000 Banc of America Commercial Mortgage, Inc./(b)/     5.118       7/11/2043     1,038,
 1,201,510 Bear Stearns Commercial Mortgage Securities/(b)/     7.110      10/15/2032     1,34

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (34.0%)         Interest Rate Maturity Date Market Value
-----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
$5,978,665 Federal Home Loan Mortgage Corporation     5.500%      12/1/2017    $6,208,198
    66,211 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.500        4/1/2009        70,347
    44,248 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   7.500        8/1/2010        47,211
    38,567 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   7.000       11/1/2010        41,103
   323,359 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   7.000        2/1/2011       344,623
   235,973 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.000        5/1/2012       248,775
    94,338 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   7.000        8/1/2012       100,466
   135,107 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.500       11/1/2012       143,258
   208,231 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.500        8/1/2013       220,665
   503,274 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.000        2/1/2014       528,638
   549,847 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   5.500        4/1/2014       575,646
   417,361 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.000        4/1/2014       438,395
   518,284 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.000        4/1/2014       544,806
   471,165 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.500        6/1/2014       498,970
   340,268 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   7.500        9/1/2014       363,207
 1,176,877 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   6.500        7/1/2016     1,244,553
 1,034,327 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   5.000       12/1/2016     1,062,268
 1,385,239 Federal Home Loan Mortgage Corporation
           Gold 15-Yr. Pass Through                   5.000        2/1/2017     1,422,281
    82,375 Federal Home Loan Mortgage Corporation
           Gold 30-Yr. Pass Through                   8.000        6/1/2012        89,146
    77,391 Federal Home Loan Mortgage Corporation
           Gold 30-Yr. Pass Through                   6.500        4/1/2024        81,239
   301,774 Federal Home Loan Mortgage Corporation
           Gold 30-Yr. Pass Through                   9.000       11/1/2024       335,853
    17,030 Federal Home Loan Mortgage Corporation
           Gold 30-Yr. Pass Through                   9.000        4/1/2025        18,895
    45,961 Federal Home Loan Mortgage Corporation
           Gold 30-Yr. Pass Through                   7.000        9/1/2025        48,584

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (34.0%)         Interest Rate Maturity Date Market Value
----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $17,757  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   8.500%       9/1/2025     $19,211
  20,139  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500       11/1/2025      21,552
  62,646  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   8.000        1/1/2026      67,814
  58,418  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500        5/1/2026      61,050
  67,533  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000        5/1/2026      71,285
 106,797  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.000        7/1/2026     111,149
   8,039  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500        7/1/2026       8,593
  24,929  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500        8/1/2026      26,647
  28,815  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   8.000       11/1/2026      31,148
  35,264  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500        1/1/2027      37,695
 177,277  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500        2/1/2027     185,095
 113,449  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000        2/1/2027     119,588
  40,649  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   8.000        3/1/2027      43,941
  79,415  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500        4/1/2027      84,778
 121,823  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000        5/1/2027     128,415
 163,794  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   8.000        6/1/2027     176,503
  52,702  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   8.500        7/1/2027      56,799
 104,329  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000        9/1/2027     109,975
  72,079  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   8.000       10/1/2027      77,671
  94,026  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500       11/1/2027     100,376
 174,332  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500       12/1/2027     182,021
 133,759  Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500       12/1/2027     142,792

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002/ /

Principal
 Amount   Long-Term Fixed Income (34.0%)         Interest Rate Maturity Date Market Value
----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $166,474 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000%       3/1/2028     $175,232
  163,986 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500        5/1/2028      175,060
  472,147 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500        6/1/2028      492,347
  166,485 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000        7/1/2028      175,244
  172,609 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000       10/1/2028      181,690
  589,042 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500       11/1/2028      614,243
  521,970 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500        1/1/2029      544,301
  613,103 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.000        3/1/2029      636,000
  561,074 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500        4/1/2029      584,768
  631,043 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.000        5/1/2029      654,610
  497,207 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000        5/1/2029      523,161
  561,604 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500        7/1/2029      585,320
  475,426 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500        7/1/2029      495,502
  421,769 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.500        8/1/2029      439,580
  239,688 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000        9/1/2029      252,200
  276,571 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000       10/1/2029      291,008
  254,146 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500       11/1/2029      270,509
  573,715 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.000        1/1/2030      603,208
  275,741 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   7.500        1/1/2030      293,333
  145,462 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   8.000        8/1/2030      155,995
1,016,970 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.000        3/1/2031    1,053,082
2,037,684 Federal Home Loan Mortgage Corporation
          Gold 30-Yr. Pass Through                   6.000        6/1/2031    2,110,040

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (34.0%)           Interest Rate Maturity Date Market Value
-----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
$1,363,600 Federal Home Loan Mortgage Corporation
           Gold 30-Yr. Pass Through                     6.000%       1/1/2032    $1,412,020
 1,267,597 Federal Home Loan Mortgage Corporation
           Gold 30-Yr. Pass Through                     6.500        1/1/2032     1,320,988
 2,195,021 Federal Home Loan Mortgage Corporation
           Gold 30-Yr. Pass Through                     6.000       10/1/2032     2,272,885
   434,991 Federal Home Loan Mortgage Corporation
           Gold 7-Yr. Balloon                           6.000        4/1/2006       452,191
    35,713 Federal National Mortgage Association 30-Yr.
           Pass Through                                 7.500        7/1/2026        38,109
     8,244 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             9.000        4/1/2010         9,075
    12,472 Federal National Mortgage Association

           Conventional 15-Yr. Pass Through             9.000        4/1/2010        13,730
    54,206 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             6.000        2/1/2011        57,209
    36,340 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             8.000        5/1/2011        39,369
    54,438 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             7.000        6/1/2011        58,043
    51,224 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             6.500        7/1/2011        54,358
    38,134 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             7.500        7/1/2011        40,732
   334,398 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             6.500        5/1/2012       354,477
   164,575 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             6.500        7/1/2012       174,457
   229,558 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             7.000       10/1/2012       244,571
   164,636 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             7.000       12/1/2012       175,403
   260,901 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             6.000        3/1/2013       274,142
   380,808 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             6.500        6/1/2013       403,438
   519,865 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             5.500       12/1/2013       544,210
   471,292 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             6.000       12/1/2013       496,562
   273,850 Federal National Mortgage Association
           Conventional 15-Yr. Pass Through             7.500        4/1/2015       292,557
   461,574 Federal National Mortgage Association
           Conventional 30-Yr. Pass Through             6.000       11/1/2013       484,999

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002/ /

Principal
 Amount   Long-Term Fixed Income (34.0%)        Interest Rate Maturity Date Market Value
----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $26,336  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through         10.500%       8/1/2020     $30,208
  35,064  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          9.500        4/1/2025      38,890
  43,320  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        9/1/2025      46,279
  27,452  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.500       11/1/2025      29,798
  36,202  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        1/1/2026      38,292
  17,966  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.000        1/1/2026      19,547
  84,776  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        2/1/2026      88,605
  41,256  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        3/1/2026      43,577
  83,822  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        4/1/2026      87,608
 151,180  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000        5/1/2026     157,242
  23,108  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.500        5/1/2026      25,058
 237,584  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        8/1/2026     253,519
  26,305  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.000        8/1/2026      28,580
  18,940  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        9/1/2026      20,210
  46,269  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          9.000        9/1/2026      51,062
  59,693  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       11/1/2026      63,051
  28,571  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.000       11/1/2026      31,042
  19,895  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500       12/1/2026      21,229
  59,527  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        1/1/2027      62,875
  27,280  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        2/1/2027      29,110
  94,911  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        3/1/2027     100,250
  50,641  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        5/1/2027      53,966

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002/ /

Principal
 Amount   Long-Term Fixed Income (34.0%)        Interest Rate Maturity Date Market Value
----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $121,109 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500%       7/1/2027     $126,463
   97,641 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        7/1/2027      102,998
   23,788 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.000        7/1/2027       25,767
  132,675 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        8/1/2027      141,387
  313,486 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.000        9/1/2027      339,568
  101,543 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       10/1/2027      107,115
  188,736 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500       12/1/2027      201,128
  231,300 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.000       12/1/2027      250,544
  381,748 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        2/1/2028      398,625
  235,941 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        2/1/2028      248,887
  390,197 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        3/1/2028      406,928
  840,425 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        7/1/2028      876,462
  424,028 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        8/1/2028      442,210
  280,840 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        8/1/2028      295,799
1,044,546 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000       10/1/2028    1,084,111
  439,128 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500       11/1/2028      457,957
  306,559 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500       11/1/2028      319,704
   56,305 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       11/1/2028       59,305
  532,177 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000       12/1/2028      552,334
  888,207 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000       12/1/2028      921,850
  288,661 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       12/1/2028      304,037
  624,808 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000        3/1/2029      647,792

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002/ /

Principal
 Amount   Long-Term Fixed Income (34.0%)        Interest Rate Maturity Date Market Value
----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $687,580 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500%       6/1/2029     $716,404
  568,370 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        6/1/2029      592,196
  624,383 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000        7/1/2029      647,351
  567,978 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        7/1/2029      591,788
  910,186 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        8/1/2029      967,103
  606,484 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000       11/1/2029      628,794
  324,308 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       11/1/2029      341,405
  369,908 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       11/1/2029      389,409
   99,793 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        3/1/2030      105,985
  226,625 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.500        4/1/2030      243,650
   97,541 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        8/1/2030      103,593
  710,971 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000        4/1/2031      736,002
1,215,173 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000        5/1/2031    1,257,956
1,542,886 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        7/1/2031    1,607,215
  723,953 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500       10/1/2031      754,138
  745,067 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500       12/1/2031      776,131
  860,000 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        5/1/2032      895,841
   25,171 Federal National Mortgage Association
          Conventional 7-Yr. Balloon                6.500       11/1/2003       25,485
   66,990 Federal National Mortgage Association
          Conventional 7-Yr. Balloon                6.000       12/1/2003       67,941
   51,468 Federal National Mortgage Association
          Conventional 7-Yr. Balloon                7.000        6/1/2004       52,765
1,000,000 First Union-Lehman Brothers--Bank of
          America Commercial Mortgage Trust         6.560      11/18/2035    1,131,204
   48,780 Government National Mortgage Association
          15-Yr. Pass Through                       6.500       5/15/2009       52,026

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002/ /

Principal
 Amount   Long-Term Fixed Income (34.0%)           Interest Rate Maturity Date Market Value
----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $85,070  Government National Mortgage Association
          15-Yr. Pass Through                          6.000%      4/15/2011     $90,453
  77,540  Government National Mortgage Association
          15-Yr. Pass Through                          6.500       6/15/2011      82,577
  50,419  Government National Mortgage Association
          15-Yr. Pass Through                          7.500       7/15/2011      54,454
 153,950  Government National Mortgage Association
          15-Yr. Pass Through                          7.000       4/15/2012     165,293
 600,418  Government National Mortgage Association
          15-Yr. Pass Through                          6.000       7/15/2014     635,531
 586,912  Government National Mortgage Association
          30-Yr. Conventional                          7.000       7/15/2028     623,246
 537,555  Government National Mortgage Association
          30-Yr. Conventional                          6.500       1/15/2029     564,896
   4,598  Government National Mortgage Association
          30-Yr. Pass Through                          9.500      12/15/2024       5,178
  64,384  Government National Mortgage Association
          30-Yr. Pass Through                          9.500       1/15/2025      72,511
 188,359  Government National Mortgage Association
          30-Yr. Pass Through                          9.000       3/15/2025     208,901
  31,864  Government National Mortgage Association
          30-Yr. Pass Through                          8.000       6/15/2025      34,791
  39,760  Government National Mortgage Association
          30-Yr. Pass Through                          7.500       8/15/2025      42,642
  80,861  Government National Mortgage Association
          30-Yr. Pass Through                          7.000       1/15/2026      86,079
 179,048  Government National Mortgage Association
          30-Yr. Pass Through                          7.000       1/15/2026     190,603
  65,820  Government National Mortgage Association
          30-Yr. Pass Through                          6.500       3/15/2026      69,356
 116,082  Government National Mortgage Association
          30-Yr. Pass Through                          7.000       4/15/2026     123,574
  23,089  Government National Mortgage Association
          30-Yr. Pass Through                          8.000       4/15/2026      25,170
 133,958  Government National Mortgage Association
          30-Yr. Pass Through                          6.000       5/15/2026     140,347
 104,351  Government National Mortgage Association
          30-Yr. Pass Through                          7.000       5/15/2026     111,085
  52,000  Government National Mortgage Association
          30-Yr. Pass Through                          7.500       5/15/2026      55,671
 301,127  Government National Mortgage Association
          30-Yr. Pass Through                          7.000       6/15/2026     320,560
  71,998  Government National Mortgage Association
          30-Yr. Pass Through                          8.500       6/15/2026      78,663

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002/ /

Principal
 Amount   Long-Term Fixed Income (34.0%)           Interest Rate Maturity Date Market Value
----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $15,300  Government National Mortgage Association
          30-Yr. Pass Through                          8.500%      7/15/2026     $16,716
  12,460  Government National Mortgage Association
          30-Yr. Pass Through                          9.000       8/15/2026      13,802
 182,753  Government National Mortgage Association
          30-Yr. Pass Through                          8.000       9/15/2026     199,223
  64,249  Government National Mortgage Association
          30-Yr. Pass Through                          7.500      10/15/2026      68,784
  38,105  Government National Mortgage Association
          30-Yr. Pass Through                          7.500      10/15/2026      40,795
  83,497  Government National Mortgage Association
          30-Yr. Pass Through                          8.000      11/15/2026      91,022
  16,471  Government National Mortgage Association
          30-Yr. Pass Through                          8.500      11/15/2026      17,996
  35,032  Government National Mortgage Association
          30-Yr. Pass Through                          9.000      12/15/2026      38,805
  55,523  Government National Mortgage Association
          30-Yr. Pass Through                          7.500       1/15/2027      59,374
 289,500  Government National Mortgage Association
          30-Yr. Pass Through                          7.500       4/15/2027     309,579
  65,695  Government National Mortgage Association
          30-Yr. Pass Through                          8.000       6/20/2027      71,000
  61,027  Government National Mortgage Association
          30-Yr. Pass Through                          8.000       8/15/2027      66,328
 234,224  Government National Mortgage Association
          30-Yr. Pass Through                          6.500      10/15/2027     246,459
 337,924  Government National Mortgage Association
          30-Yr. Pass Through                          7.000      10/15/2027     359,383
  10,831  Government National Mortgage Association
          30-Yr. Pass Through                          7.000      10/15/2027      11,519
 411,584  Government National Mortgage Association
          30-Yr. Pass Through                          7.000      11/15/2027     437,720
  59,203  Government National Mortgage Association
          30-Yr. Pass Through                          7.000      11/15/2027      62,963
   8,205  Government National Mortgage Association
          30-Yr. Pass Through                          7.500      11/15/2027       8,774
 184,537  Government National Mortgage Association
          30-Yr. Pass Through                          8.000       3/15/2028     199,930
 419,685  Government National Mortgage Association
          30-Yr. Pass Through                          6.500       7/15/2028     441,167
 433,512  Government National Mortgage Association
          30-Yr. Pass Through                          7.500       7/15/2028     462,899
 563,263  Government National Mortgage Association
          30-Yr. Pass Through                          6.500       9/15/2028     592,095

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002/ /

Principal
 Amount   Long-Term Fixed Income (34.0%)           Interest Rate Maturity Date Market Value
------------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $657,494 Government National Mortgage Association
          30-Yr. Pass Through                          6.000%     12/15/2028      $687,429
  658,988 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       3/15/2029       692,505
  545,571 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       4/15/2029       573,320
  535,274 Government National Mortgage Association
          30-Yr. Pass Through                          7.000       4/15/2029       567,919
  722,220 Government National Mortgage Association
          30-Yr. Pass Through                          6.000       6/15/2029       754,189
  533,705 Government National Mortgage Association
          30-Yr. Pass Through                          7.000       6/15/2029       566,253
  204,017 Government National Mortgage Association
          30-Yr. Pass Through                          7.500       8/15/2029       217,773
  109,713 Government National Mortgage Association
          30-Yr. Pass Through                          8.500       9/15/2029       119,108
  319,449 Government National Mortgage Association
          30-Yr. Pass Through                          7.500       1/15/2030       340,859
  296,112 Government National Mortgage Association
          30-Yr. Pass Through                          8.000       5/15/2030       320,308
  750,301 Government National Mortgage Association
          30-Yr. Pass Through                          7.000       9/15/2031       795,391
1,255,467 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       2/15/2032     1,318,609
1,255,770 Morgan Stanley Capital I, Inc.               6.250       3/15/2030     1,336,567
1,400,000 Morgan Stanley Capital I, Inc.               6.550       3/15/2030     1,576,856
1,900,000 Nationslink Funding Corporation              6.316       1/20/2031     2,120,598
                                    -------------------------------------------------------
                                                                                81,349,089
                                    -------------------------------------------------------

Other (1.5%)
-----------
1,500,000 Canadian Government                          5.250       11/5/2008     1,657,772
1,500,000 Export-Import Bank of Korea                  6.500      11/15/2006     1,654,559
1,200,000 Inter-American Development Bank              5.375      11/18/2008     1,328,548
1,000,000 Ontario Electricity Financial Corporation     7.450       3/31/2013     1,232,658
  250,000 Petro-Canada, Ltd.                           8.600       1/15/2010       305,646
  500,000 Province of Newfoundland                     8.650      10/22/2022       695,436
1,800,000 United Mexican States                       10.375       2/17/2009     2,216,698
                                    -------------------------------------------------------
                                                                                 9,091,317
                                    -------------------------------------------------------

Technology (0.3%)
-----------
1,300,000 Compaq Computer Corporation                  6.200       5/15/2003     1,316,602
  500,000 International Business Machines Corporation     7.500       6/15/2013       614,4
                                    -------------------------------------------------------
                                                                                 1,931,067
                                    -------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002/ /

Principal
 Amount   Long-Term Fixed Income (34.0%)         Interest Rate Maturity Date Market Value
------------------------------------------------------
U.S. Government (10.0%)
 $500,000 Federal Home Loan Bank                     5.865%       6/2/2003      $509,511
1,020,000 Federal Home Loan Bank                     6.625       8/27/2007     1,179,913
1,000,000 Federal Home Loan Bank                     5.925        4/9/2008     1,130,357
1,330,000 Federal Home Loan Mortgage Corporation     5.990       12/1/2003     1,386,340
2,000,000 Federal Home Loan Mortgage Corporation     6.250       7/15/2004     2,142,444
1,750,000 Federal National Mortgage Association      5.125       2/13/2004     1,823,285
3,400,000 Federal National Mortgage Association      3.875       3/15/2005     3,552,058
1,000,000 Federal National Mortgage Association      5.500        5/2/2006     1,083,525
2,000,000 Federal National Mortgage Association      7.120        7/3/2006     2,304,268
1,000,000 Federal National Mortgage Association      5.250       1/15/2009     1,094,066
2,000,000 Federal National Mortgage Association      6.250        2/1/2011     2,238,180
1,500,000 Federal National Mortgage Association      5.625       4/17/2028     1,517,096
1,000,000 Federal National Mortgage Association      7.125       1/15/2030     1,234,042
1,000,000 Resolution Funding Corporation             8.625       1/15/2021     1,376,482
1,500,000 Student Loan Marketing Association         7.300        8/1/2012     1,853,654
2,000,000 Tennessee Valley Authority                 6.375       6/15/2005     2,199,516
  200,000 U.S. Treasury Bonds                       10.375      11/15/2012       267,312
1,750,000 U.S. Treasury Bonds                        7.250       5/15/2016     2,240,821
  925,000 U.S. Treasury Bonds                        8.875       2/15/2019     1,365,892
1,500,000 U.S. Treasury Bonds                        7.875       2/15/2021     2,058,104
  600,000 U.S. Treasury Bonds                        8.000      11/15/2021       836,015
  400,000 U.S. Treasury Bonds                        7.250       8/15/2022       520,578
  250,000 U.S. Treasury Bonds                        7.625      11/15/2022       338,008
  625,000 U.S. Treasury Bonds                        7.125       2/15/2023       804,833
1,500,000 U.S. Treasury Bonds                        6.250       8/15/2023     1,762,265
1,100,000 U.S. Treasury Bonds                        7.500      11/15/2024     1,483,581
1,000,000 U.S. Treasury Bonds                        6.875       8/15/2025     1,264,804
2,325,000 U.S. Treasury Bonds                        6.125      11/15/2027     2,716,523
1,250,000 U.S. Treasury Bonds                        5.500       8/15/2028     1,350,585
1,200,000 U.S. Treasury Notes                        7.250       5/15/2004     1,296,373
1,000,000 U.S. Treasury Notes                        7.250       8/15/2004     1,093,866
2,000,000 U.S. Treasury Notes                        6.500       5/15/2005     2,220,076
2,000,000 U.S. Treasury Notes                        5.875      11/15/2005     2,217,810
1,000,000 U.S. Treasury Notes                        4.625       5/15/2006     1,078,515
2,000,000 U.S. Treasury Notes                        6.875       5/15/2006     2,301,092
  875,000 U.S. Treasury Notes                        6.500      10/15/2006     1,005,019
1,000,000 U.S. Treasury Notes                        5.500       5/15/2009     1,134,569
2,000,000 U.S. Treasury Notes                        6.500       2/15/2010     2,390,622
4,000,000 U.S. Treasury Notes                        4.875       2/15/2012     4,343,592
                                  -------------------------------------------------------
                                                                              62,715,592
                                  -------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Balanced Portfolio
Schedule of Investments as of December 31, 2002

 Principal
  Amount    Long-Term Fixed Income (34.0%)           Interest Rate    Maturity Date Market Value
-----------------------------------------------------------
Utilities (1.1%)
------------
   $250,000 Columbia Energy Group                        7.320%        11/28/2010       $259,898
  1,000,000 El Paso Corporation                          7.000          5/15/2011        680,000
  1,400,000 FirstEnergy Corporation                      6.450         11/15/2011      1,392,780
  1,500,000 Niagara Mohawk Power Corporation             7.750          10/1/2008      1,732,917
    425,000 Oncor Electric Delivery Company              6.375          1/15/2015        433,720
  1,200,000 Public Service Company of Colorado           7.875          10/1/2012      1,339,553
  1,000,000 Public Service Electric & Gas Company,
            Variable Rate                                6.375           5/1/2008      1,105,507
                                  --------------------------------------------------------------
                                                                                       6,944,375
                                  --------------------------------------------------------------
                                  --------------------------------------------------------------
                                  Total Long-Term Fixed Income
                                  (cost $432,322,688)                                212,402,235
                                  --------------------------------------------------------------

 Principal
  Amount    Short-Term Investments (8.3%)          Interest Rate/(c)/ Maturity Date Market Value
=-----------------------------------------------------------
$10,000,000 Amsterdam Funding Corporation                1.340%         1/24/2003     $9,991,439
  5,900,000 Falcon Asset Securitization Corporation       1.380          1/14/2003      5,897,06
 11,500,000 Federal Farm Credit Bank                     0.800           1/2/2003     11,499,744
 10,000,000 Old Line Funding Corporation                 1.360           1/8/2003      9,997,356
  9,500,000 Thunder Bay Funding, Inc.                    1.380          1/17/2003      9,494,194
  4,800,000 Triple A-1 Funding Corporation               1.350          1/21/2003      4,796,400
                                  --------------------------------------------------------------
                                  Total Short-Term Investments
                                  (at amortized cost)                                 51,676,193
                                  --------------------------------------------------------------
                                  Total Investments
                                  (cost $681,837,290)                               $624,618,610
                                  --------------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Earmarked as collateral as discussed in the notes to the financial statements.
(c) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                         AAL High Yield Bond Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Principal
 Amount   Long-Term Fixed Income (95.0%)                              Interest Rate Maturity Date Market Value
----------------------------------------------------------------------------------
Capital Goods (5.2%)
------------------
          Building Materials Corporation
$200,000  of America                                                         7.750%   7/15/2005     $166,000
 300,000  Case Corporation                                                   6.250    12/1/2003      291,000
          Owens-Brockway Glass Container,
 125,000  Inc.                                                               8.750   11/15/2012      126,875
          Owens-Brockway Glass Container,
 175,000  Inc.                                                               8.750   11/15/2012      177,625
 200,000  SPX Corporation                                                    7.500     1/1/2013      202,750
 500,000  Tyco International Group SA                                        6.250    6/15/2003      496,250
 200,000  Tyco International Group SA                                        6.125    1/15/2009      187,000
 225,000  Tyco International Group SA                                        6.375   10/15/2011      210,375
 300,000  Tyco International Group SA                                  Zero Coupon    2/12/2021      226,125
                                                       -------------------------------------------------------
                                                                                                   2,084,000
                                                       -------------------------------------------------------

Communication Services (28.3%)
----------------------------
 100,000  Allbritton Communications, Inc.                                    7.750   12/15/2012      100,125
 250,000  American Cellular Corporation                                      9.500   10/15/2009       47,500
 250,000  American Media Operation, Inc.                                    10.250     5/1/2009      258,750
 200,000  AT&T Corporation                                                   8.000   11/15/2031      220,447
          Cadmus Communications
 250,000  Corporation                                                        9.750     6/1/2009      250,625
 250,000  CanWest Media, Inc.                                               10.625    5/15/2011      266,875
          Charter Communications
 350,000  Holdings, LLC                                                      8.250     4/1/2007      155,750
          Charter Communications
 150,000  Holdings, LLC                                                      8.625     4/1/2009       66,750
          Charter Communications
 150,000  Holdings, LLC                                                     10.000     4/1/2009       66,750
          Crown Castle International
 100,000  Corporation                                                       10.625   11/15/2007       90,000
          Crown Castle International
  80,000  Corporation                                                       10.750     8/1/2011       70,000
 250,000  CSC Holdings, Inc.                                                 8.125    7/15/2009      240,313
 150,000  CSC Holdings, Inc.                                                 8.125    8/15/2009      144,188
 400,000  CSC Holdings, Inc.                                                 7.625     4/1/2011      375,500
 100,000  Dexter Media East, LLC                                             9.875   11/15/2009      107,000
 100,000  Dexter Media East, LLC                                            12.125   11/15/2012      110,750
 350,000  EchoStar DBS Corporation                                           9.250     2/1/2006      366,625
 160,000  EchoStar DBS Corporation                                           9.375     2/1/2009      169,200
 200,000  France Telecom SA                                                  7.750     3/1/2011      231,254
  50,000  Garden State Newspapers, Inc.                                      8.750    10/1/2009       50,750
 200,000  Garden State Newspapers, Inc.                                      8.625     7/1/2011      202,000
          Hollinger International
 150,000  Publishing, Inc.                                                   9.250     2/1/2006      154,688
          Hollinger International
 225,000  Publishing, Inc.                                                   9.250    3/15/2007      235,406
          Hollinger International
 150,000  Publishing, Inc.                                                   9.000   12/15/2010      151,313
          Insight Midwest LP/Insight
  75,000  Capital, Inc./(b)/                                                 9.750    10/1/2009       71,250
          Insight Midwest LP/Insight
  50,000  Capital, Inc.                                                      9.750    10/1/2009       47,500
          Insight Midwest LP/Insight
 300,000  Capital, Inc.                                                     10.500    11/1/2010      291,750
 250,000  Lin Holdings Corporation                                     Zero Coupon     3/1/2008      255,313
 570,000  MCI WorldCom, Inc./(c)/                                            6.950    8/15/2028      133,950
 250,000  Mediacom Broadband, LLC                                           11.000    7/15/2013      253,750
 600,000  Panamsat Corporation                                               6.000    1/15/2003      600,000
 500,000  Panamsat Corporation                                               8.500     2/1/2012      477,500
 300,000  Quebecor Media, Inc.                                              11.125    7/15/2011      276,375

The accompanying notes to the financial statements are an integral part of this schedule.

AAL High Yield Bond Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (95.0%)                Interest Rate Maturity Date Market Value
-----------------------------------------------------
Communication Services--continued
-------------------------------
$100,000  Qwest Capital Funding, Inc.                          7.000%    8/3/2009       $64,000
 100,000  Qwest Capital Funding, Inc.                          7.900    8/15/2010        65,000
 600,000  Qwest Capital Funding, Inc.                          7.250    2/15/2011       384,000
  50,000  Qwest Capital Funding, Inc.                          7.750    2/15/2031        28,000
 100,000  Qwest Communications International, Inc.             7.500    11/1/2008        81,000
 500,000  Qwest Corporation                                    8.875    3/15/2012       485,000
 100,000  R.H. Donnelley, Inc.                                10.875   12/15/2012       109,000
 150,000  Renaissance Media Group, LLC                   Zero Coupon    4/15/2008       118,500
 300,000  Rogers Cantel, Inc.                                  9.375     6/1/2008       282,000
 250,000  Rogers Communications, Inc.                          8.875    7/15/2007       238,750
 190,000  Rural Cellular Corporation                           9.625    5/15/2008       114,000
 135,000  Rural Cellular Corporation                           9.750    1/15/2010        81,000
 200,000  Sprint Capital Corporation                           6.125   11/15/2008       182,000
 340,000  Sprint Capital Corporation                           8.375    3/15/2012       338,300
 580,000  Sprint Capital Corporation                           8.750    3/15/2032       551,000
 100,000  TeleCorp PCS, Inc.                             Zero Coupon    4/15/2009        94,250
 150,000  TeleCorp PCS, Inc.                                  10.625    7/15/2010       161,250
 225,000  TELUS Corporation                                    7.500     6/1/2007       218,250
 225,000  Time Warner Telecom, Inc.                           10.125     2/1/2011       121,500
 375,000  Tritel PCS, Inc.                               Zero Coupon    5/15/2009       348,750
  68,000  Tritel PCS, Inc.                                    10.375    1/15/2011        72,760
 175,000  TSI Telecommunication Services, Inc.                12.750     2/1/2009       155,750
 625,000  WorldCom, Inc./(c)/                                  8.250    5/15/2031       146,875
 150,000  Young Broadcasting, Inc.                             8.500   12/15/2008       154,875
 245,000  Young Broadcasting, Inc.                            10.000     3/1/2011       244,388
                                         -------------------------------------------------------
                                                                                     11,380,145
                                         -------------------------------------------------------

Consumer Cyclical (8.0%)
----------------------
 250,000  AOL Time Warner, Inc.                                7.625    4/15/2031       256,946
 150,000  Boyd Gaming Corporation                              7.750   12/15/2012       146,813
 200,000  Circus & Eldorado Joint Venture/Silver Legacy Capital
          Corporation                                         10.125     3/1/2012       197,000
 200,000  Dura Operating Corporation                           8.625    4/15/2012       201,000
 200,000  Extended Stay America, Inc.                          9.875    6/15/2011       203,000
 200,000  Gap, Inc.                                            5.625     5/1/2003       200,500
 290,000  HMH Properties, Inc.                                 7.875     8/1/2008       281,300
 150,000  Host Marriott, LP                                    9.250    10/1/2007       151,500
 100,000  Jupiters, Ltd.                                       8.500     3/1/2006       101,000
 100,000  Mandalay Resort Group                                6.750    7/15/2003       101,000
 300,000  Mandalay Resort Group                                9.375    2/15/2010       322,500
 100,000  Mandalay Resort Group                                7.625    7/15/2013       100,000
 100,000  Mandalay Resort Group                                6.700   11/15/2096       100,468
 200,000  MGM Mirage, Inc.                                     8.375     2/1/2011       215,500
  50,000  R.H. Donnelley, Inc.                                 9.125     6/1/2008        50,000

The accompanying notes to the financial statements are an integral part of this schedule.

AAL High Yield Bond Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (95.0%)            Interest Rate Maturity Date Market Value
-----------------------------------------------------
Consumer Cyclical--continued
-------------------------
$300,000  Starwood Hotels & Resorts Worldwide, Inc.        6.750%  11/15/2003     $302,250
 300,000  Starwood Hotels & Resorts Worldwide, Inc.        7.375     5/1/2007      294,750
                                     -------------------------------------------------------
                                                                                 3,225,527
                                     -------------------------------------------------------

Consumer Non-Cyclical (13.2%)
---------------------------
 325,000  Allied Waste North America, Inc.                 8.500    12/1/2008      326,625
 100,000  Allied Waste North America, Inc.                 7.875     1/1/2009       98,500
 400,000  Allied Waste North America, Inc.                10.000     8/1/2009      397,000
 150,000  Allied Waste North America, Inc.                 9.250     9/1/2012      153,750
 300,000  Bergen Brunswig Corporation                      7.375    1/15/2003      300,000
 300,000  Beverly Enterprises, Inc.                        9.000    2/15/2006      252,000
 350,000  DaVita Total Renal Care Holdings, Inc.           7.000    5/15/2009      349,125
 175,000  DIMON, Inc.                                      9.625   10/15/2011      185,063
 200,000  Elan Finance Corporation, Ltd.             Zero Coupon   12/14/2018       93,000
 200,000  Extendicare Health Services, Inc.                9.350   12/15/2007      166,000
 150,000  Fisher Scientific International, Inc.            9.000     2/1/2008      156,375
 100,000  Fisher Scientific International, Inc.            9.000     2/1/2008      104,250
 200,000  Foamex LP Capital Corporation                   10.750     4/1/2009      140,000
 600,000  Fresenius Medical Care Capital Trust II          7.875     2/1/2008      591,000
 450,000  HEALTHSOUTH Corporation                          3.250     4/1/2003      439,313
 350,000  HEALTHSOUTH Corporation                          8.500     2/1/2008      301,000
 200,000  Ingles Markets, Inc.                             8.875    12/1/2011      185,000
 150,000  Mail-Well, Inc.                                  9.625    3/15/2012      133,500
  50,000  Marsh Supermarkets, Inc.                         8.875     8/1/2007       44,500
 225,000  PacifiCare Health Systems, Inc.                 10.750     6/1/2009      240,750
 150,000  Physician Sales & Service, Inc.                  8.500    10/1/2007      154,875
 200,000  Rotech Healthcare, Inc.                          9.500     4/1/2012      200,250
 100,000  Roundy's, Inc.                                   8.875    6/15/2012       98,000
 190,000  Roundy's, Inc.                                   8.875    6/15/2012      186,200
                                     -------------------------------------------------------
                                                                                 5,296,076
                                     -------------------------------------------------------

Finance (4.2%)
-------------
 200,000  Bluewater Finance, Ltd.                         10.250    2/15/2012      196,000
 350,000  Case Credit Corporation                          6.125    2/15/2003      347,737
 295,950  Cedar Brakes II, LLC                             9.875     9/1/2013      219,003
 150,000  Choctaw Resort Development Enterprise            9.250     4/1/2009      158,625
 525,000  FINOVA Group, Inc.                               7.500   11/15/2009      181,125
 200,000  Gemstone Investor, Ltd.                          7.710   10/31/2004      153,734
 200,000  H&E Equipment Services                          11.125    6/15/2012      150,000
  80,562  JET Equipment Trust                              7.630    8/15/2012       36,614
 250,000  Ventas Realty,LP, Capital Corporation            8.750     5/1/2009      258,750
                                     -------------------------------------------------------
                                                                                 1,701,588
                                     -------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL High Yield Bond Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (95.0%)                  Interest Rate Maturity Date Market Value
------------------------------------------------------
Health Care (0.5%)
---------------
$200,000  HCA Healthcare Company                                 7.875%    2/1/2011     $219,278
                                           -------------------------------------------------------
                                                                                         219,278
                                           -------------------------------------------------------

Industrials (17.3%)
----------------
 100,000  Abitibi-Consolidated, Inc.                             8.850     8/1/2030      107,536
 150,000  Amerigas Partners, LP/(b)/                             8.830    4/19/2010      159,949
 200,000  Avecia Group plc                                      11.000     7/1/2009      156,000
 175,000  BRL Universal Equipment Corporation                    8.875    2/15/2008      182,000
 200,000  Century Aluminum Company                              11.750    4/15/2008      194,000
 200,000  Chesapeake Energy Corporation                          9.000    8/15/2012      212,000
 300,000  Compass Minerals Group, Inc.                          10.000    8/15/2011      328,500
 300,000  Continental Airlines, Inc.                             7.373   12/15/2015      212,214
 250,000  Dresser, Inc.                                          9.375    4/15/2011      251,250
 175,000  Dunlop Standard Aerospace Holdings plc                11.875    5/15/2009      178,719
 100,000  Equistar Chemicals, LP                                10.125     9/1/2008       91,000
 200,000  Equistar Chemicals, LP                                 8.750    2/15/2009      175,000
 210,000  Fort James Corporation                                 6.700   11/15/2003      206,850
 200,000  Georgia-Pacific Corporation                            8.125    5/15/2011      190,000
 200,000  Georgia-Pacific Corporation                            9.875    11/1/2021      180,000
 100,000  Georgia-Pacific Corporation                            9.500    5/15/2022       88,500
  50,000  Georgia-Pacific Corporation                            9.125     7/1/2022       43,500
 100,000  Georgia-Pacific Corporation                            8.875    5/15/2031       86,000
  50,000  Giant Industries, Inc.                                11.000    5/15/2012       33,500
 200,000  Hanover Equipment Trust                                8.500     9/1/2008      195,000
 200,000  Hercules, Inc.                                        11.125   11/15/2007      223,000
 350,000  ISP Chemco, Inc.                                      10.250     7/1/2011      362,250
  75,000  JET Equipment Trust                                   10.000    6/15/2012       21,000
 350,000  Lyondell Chemical Company                              9.625     5/1/2007      336,000
  50,000  Lyondell Chemical Company                              9.500   12/15/2008       46,500
 300,000  MDP Acquisitions plc                                   9.625    10/1/2012      312,000
 200,000  Millennium America, Inc.                               9.250    6/15/2008      208,500
 100,000  Millennium America, Inc.                               9.250    6/15/2008      104,250
 200,000  Newpark Resources, Inc.                                8.625   12/15/2007      191,000
 200,000  OM Group, Inc.                                         9.250   12/15/2011      108,000
 250,000  Pride International, Inc.                              9.375     5/1/2007      261,250
 100,000  Pride International, Inc.                        Zero Coupon    4/24/2018       48,125
 200,000  SESI, LLC                                              8.875    5/15/2011      204,000
 378,119  South Point Energy Center, LLC/Broad River Energy,
          LLC/Rockgen Energy, LLC                                8.400    5/30/2012      253,340
 300,000  Tesoro Escrow Corporation                              9.625     4/1/2012      195,000
   2,491  TransTexas Gas Corporation/(c)/                       15.000    3/15/2005          869
 150,000  United AirLines, Inc./(d)/                             7.730     7/1/2010      115,398
 150,000  United AirLines, Inc./(d)/                             6.602     9/1/2013      114,507
  92,138  US Airways Pass Through Trust Company                  8.360    1/20/2019       74,498
 199,000  Vintage Petroleum, Inc.                                9.000   12/15/2005      199,995

The accompanying notes to the financial statements are an integral part of this schedule.

AAL High Yield Bond Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (95.0%)                    Interest Rate Maturity Date Market Value
------------------------------------------------------
Industrials--continued
-------------------
$250,000  Vintage Petroleum, Inc.                                  8.250%    5/1/2012     $260,000
  50,000  Westport Resources Corporation                           8.250    11/1/2011       52,500
                                             -------------------------------------------------------
                                                                                         6,963,500
                                             -------------------------------------------------------

Information Technology (0.2%)
---------------------------
 100,000  Salem Communications Corporation                         7.750   12/15/2010       99,750
                                             -------------------------------------------------------
                                                                                            99,750
                                             -------------------------------------------------------

Other (5.5%)
-----------
  28,000  Brazilian Government International, Floating Rate        2.563    4/15/2006       21,470
 532,000  Brazilian Government International, Floating Rate        2.563    4/15/2006      409,767
 800,417  Brazilian Government International                       8.000    4/15/2014      524,344
 175,000  Johnsondiversey, Inc.                                    9.625    5/15/2012      184,188
 250,000  Mexico Government International                          8.000    9/24/2022      258,750
 225,000  Peru Government International                            9.125    2/21/2012      220,500
 200,000  Republic of Panama                                       9.375    7/23/2012      214,000
 100,000  Republic of Peru                                         9.125    1/15/2008      101,000
 350,000  Russian Federation                                       5.000    3/31/2030      276,500
                                             -------------------------------------------------------
                                                                                         2,210,519
                                             -------------------------------------------------------

Technology (0.2%)
---------------
 102,000  Solectron Corporation                              Zero Coupon     5/8/2020       62,603
                                             -------------------------------------------------------
                                                                                            62,603
                                             -------------------------------------------------------

Utilities (12.4%)
-------------
 250,000  AmeriGas Eagle Finance Corporation                      10.000    4/15/2006      263,750
 400,000  Calpine Corporation                                      7.625    4/15/2006      182,000
 100,000  Calpine Steers Corporation, Floating Rate                7.045    5/27/2003       90,000
 400,000  CMS Energy Corporation                                   7.500    1/15/2009      340,000
  50,000  CMS Panhandle Holding Company                            6.500    7/15/2009       47,695
 100,000  CMS Panhandle Holding Company                            7.000    7/15/2029       88,660
 100,000  Coastal Corporation                                      7.750    6/15/2010       78,500
  50,000  Coastal Corporation                                      9.625    5/15/2012       40,500
 150,000  Deutsche Telekom International Finance                   8.250    6/15/2030      173,273
  80,000  Dynegy Holdings, Inc.                                    6.875     4/1/2011       27,200
 100,000  Dynegy-Roseton Danskamme                                 7.270    11/8/2010       41,000
 200,000  Edison Mission Energy                                    9.875    4/15/2011       94,000
 100,000  El Paso Corporation                                      8.500     6/1/2011       92,750
 100,000  El Paso Corporation                                      7.875    6/15/2012       70,000
 150,000  El Paso Corporation                                      7.800     8/1/2031       93,000
 350,000  El Paso Corporation                                      7.750    1/15/2032      217,000
 350,000  Ferrellgas Partners, LP                                  8.750    6/15/2012      362,250
 200,000  Ipalco Enterprises, Inc.                                 7.625   11/14/2011      174,000

The accompanying notes to the financial statements are an integral part of this schedule.

AAL High Yield Bond Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount    Long-Term Fixed Income (95.0%)                                                 Interest Rate    Maturity Date
------------------------------------------------------------------------------------------
Utilities--continued
-----------------
  $200,000 Leviathan Finance Corporation                                                     10.375%          6/1/2009
   150,000 Limestone Electron Trust                                                           8.625          3/15/2003
   120,000 PSEG Energy Holdings, Inc.                                                        10.000          10/1/2009
   250,000 PSEG Energy Holdings, Inc.                                                         8.500          6/15/2011
   250,000 Reliant Energy Resources Corporation                                               7.750          2/15/2011
   367,409 Rocky River Private Placement/(b)/                                                 8.810          4/14/2007
   475,000 TXU Corporation--Pinnacle Partners                                                 8.830          8/15/2004
   600,000 Williams Companies, Inc.                                                           9.250          3/15/2004
   100,000 Williams Companies, Inc.                                                           7.625          7/15/2019
    50,000 Williams Companies, Inc.                                                           7.875           9/1/2021
    50,000 Williams Companies, Inc.                                                           7.500          1/15/2031
   100,000 Williams Companies, Inc.                                                           7.750          6/15/2031
   200,000 Williams Companies, Inc.                                                           8.750          3/15/2032
                                                        -----------------------------------------------------------------

                                                        -----------------------------------------------------------------
                                                        -----------------------------------------------------------------
                                                        Total Long-Term Fixed Income
                                                        (cost $39,830,065)
                                                        -----------------------------------------------------------------
 Shares    Common Stock (0.0%)
=------------------------------------------------------------------------------------------
       278 Orion Refining Corporation*
     1,975 TransTexas Gas Corporation/(c)/
                                                        -----------------------------------------------------------------
                                                        Total Common Stocks
                                                        (cost $1,165)
                                                        -----------------------------------------------------------------
Shares or
Principal
 Amount    Short-Term Investments (5.0%)                                                Interest Rate/(e)/ Maturity Date
=------------------------------------------------------------------------------------------
   431,630 SSgA Money Market Fund, Floating Rate                                              1.090%               N/A
$1,000,000 UBS Finance Corporation                                                            1.325          3/13/2003
   100,000 UBS Finance Corporation                                                            1.350          3/19/2003
   500,000 Westpac Capital Corporation                                                        1.335          3/26/2003
                                                        -----------------------------------------------------------------
                                                        Total Short-Term Investments
                                                        (at amortized cost)
                                                        -----------------------------------------------------------------
                                                        Total Investments
                                                        (cost $41,858,504)
                                                        -----------------------------------------------------------------

Long-Term Fixed Income (95.0%)            Market Value

Leviathan Finance Corporation                   $203,000
Limestone Electron Trust                         141,131
PSEG Energy Holdings, Inc.                       102,000
PSEG Energy Holdings, Inc.                       203,750
Reliant Energy Resources Corporation             210,276
Rocky River Private Placement/(b)/               423,643
TXU Corporation--Pinnacle Partners               448,126
Williams Companies, Inc.                         477,000
Williams Companies, Inc.                          63,000
Williams Companies, Inc.                          31,500
Williams Companies, Inc.                          31,250
Williams Companies, Inc.                          62,500
Williams Companies, Inc.                         131,000
                                             ------------
                                               5,003,754
                                             ------------
                                             ------------

                                              38,246,740
                                             ------------
Common Stock (0.0%)                          Market Value

Orion Refining Corporation*                           $0
TransTexas Gas Corporation/(c)/                        8
                                             ------------

                                                       8
                                             ------------

Short-Term Investments (5.0%)                Market Value

SSgA Money Market Fund, Floating Rate           $431,630
UBS Finance Corporation                          997,387
UBS Finance Corporation                           99,711
Westpac Capital Corporation                      498,546
                                             ------------

                                               2,027,274
                                             ------------

                                             $40,274,022
                                             ------------

 *Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Denotes restricted securities. These securities have been valued from the date of acquisition through December 31, 2002, by obtaining quotations from brokers who are active with these securities. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of
December 31, 2002.

                                           Acquisition
  Security                                    Date       Cost
--------------------------

Amerigas Partners, LP                       5/10/2002  $154,108
Insight Midwest LP/Insight Capital, Inc.   12/17/2002    71,447
Rocky River Private Placement              12/12/2000   362,187

(c) Non-income producing and in bankruptcy.
(d) In bankruptcy.
(e) The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                           AAL Bond Index Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Principal
 Amount   Long-Term Fixed Income (97.4%)         Interest Rate Maturity Date Market Value
----------------------------------------------------
 Asset-Backed Securities (2.4%)
---------------------------
 $250,000 American Express Master Trust              5.900%      4/15/2004     $254,148
1,000,000 Citibank Credit Card Issuance Trust        4.100       12/7/2006    1,040,877
  300,000 Citibank Credit Issuance Trust             5.650       6/16/2008      327,117
  400,000 Countrywide Asset Backed Certificates      6.517       1/25/2029      415,327
  705,474 Ford Credit Auto Owner Trust               5.120      10/15/2004      715,221
  107,946 Green Tree Financial Corporation           6.330       11/1/2029      108,919
  250,000 NationsBank Credit Card Master Trust       6.000      12/15/2005      260,593
  250,000 PECO Energy Transition Trust               6.050        3/1/2009      276,101
  600,000 Residential Asset Securities Corporation     4.790      10/25/2019      603,238
  442,000 Vanderbilt Mortgage Finance Corporation     7.820       11/7/2017      481,457
                                 --------------------------------------------------------
                                                                              4,482,998
                                 --------------------------------------------------------

Capital Goods (0.5%)
------------------
  250,000 Caterpillar, Inc.                          9.000       4/15/2006      295,281
  250,000 Hanson plc                                 6.750       9/15/2005      271,345
  300,000 Raytheon Company                           6.150       11/1/2008      323,648
                                 --------------------------------------------------------
                                                                                890,274
                                 --------------------------------------------------------

Communication Services (2.6%)
---------------------------
  350,000 AT&T Wireless Services, Inc.               7.875        3/1/2011      351,750
  650,000 BellSouth Corporation                      6.875      10/15/2031      728,573
  400,000 Cingular Wireless, Inc.                    6.500      12/15/2011      431,453
  500,000 Comcast Cable Communications, Inc.         6.200      11/15/2008      517,689
  500,000 Cox Radio, Inc.                            6.250       5/15/2003      501,890
  250,000 Pacific Bell                               7.125       3/15/2026      288,678
  400,000 SBC Communications, Inc.                   5.875        2/1/2012      432,036
  300,000 Sprint Capital Corporation                 7.125       1/30/2006      297,000
  500,000 Verizon Global Funding Corporation         7.375        9/1/2012      575,270
  500,000 Verizon Global Funding Corporation         7.750       12/1/2030      582,278
                                 --------------------------------------------------------
                                                                              4,706,617
                                 --------------------------------------------------------

Consumer Cyclical (3.0%)
----------------------
  350,000 AOL Time Warner, Inc.                      6.875        5/1/2012      369,636
  650,000 DaimlerChrysler North American Holdings
          Corporation/(b)/                           6.400       5/15/2006      700,673
  500,000 Ford Motor Credit Company                  6.500       1/25/2007      493,859
1,000,000 Ford Motor Credit Company                  7.250      10/25/2011      971,675
1,000,000 General Motors Acceptance Corporation      6.875       8/28/2012      985,749
  600,000 General Motors Acceptance Corporation      8.000       11/1/2031      603,266
  560,000 Target Corporation                         6.350       1/15/2011      621,961
  650,000 Viacom, Inc.                               5.625       8/15/2012      693,440
                                 --------------------------------------------------------
                                                                              5,440,259
                                 --------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)       Interest Rate Maturity Date Market Value
-----------------------------------------------------
Consumer Non-Cyclical (1.9%)
------------
$650,000  Bunge Limited Finance Corporation        7.800%     10/15/2012      $671,328
 500,000  Coca-Cola Enterprises, Inc.              4.375       9/15/2009       515,072
 300,000  ConAgra Foods, Inc.                      6.000       9/15/2006       328,276
 400,000  General Mills, Inc.                      6.000       2/15/2012       435,057
 300,000  H. J. Heinz Company                      6.000       3/15/2012       325,781
 250,000  Kimberly-Clark Corporation               6.375        1/1/2028       276,972
 650,000  Merck & Company, Inc                     5.950       12/1/2028       687,309
 305,000  Safeway, Inc.                            7.500       9/15/2009       349,572
                               --------------------------------------------------------
                                                                             3,589,367
                               --------------------------------------------------------

Finance (5.8%)
------------
 310,000  Allstate Corporation                     7.200       12/1/2009       359,515
 500,000  American General Finance Corporation     5.750       3/15/2007       539,426
 250,000  Associates Corporation of North America  6.250       11/1/2008       275,591
 250,000  Avalon Properties, Inc.                  6.625       1/15/2005       267,871
 200,000  Avalonbay Communities, Inc.              6.500       1/15/2005       214,391
 600,000  BB&T Corporation                         6.500        8/1/2011       677,657
 600,000  Boeing Capital Corporation               5.650       5/15/2006       628,691
 500,000  Cabot Industrial Properties, LP          7.125        5/1/2004       519,892
 350,000  CIT Group, Inc.                          5.750       9/25/2007       362,557
 500,000  Citigroup, Inc.                          7.250       10/1/2010       580,434
 250,000  Commercial Credit Company                6.625      11/15/2006       276,199
 400,000  Countrywide Home Loans, Inc.             5.625       7/15/2009       423,258
 700,000  Credit Suisse First Boston USA, Inc.     4.625       1/15/2008       709,563
 250,000  EOP Operating, LP                        6.625       2/15/2005       265,034
 500,000  First Union National Bank                7.800       8/18/2010       603,626
 300,000  Heller Financial, Inc.                   7.375       11/1/2009       352,172
 650,000  Household Finance Corporation            6.375      11/27/2012       678,556
 300,000  Lehman Brothers Holdings, Inc.           6.250       5/15/2006       328,001
 300,000  Mack-Cali Realty Corporation             7.000       3/15/2004       314,375
 250,000  Merrill Lynch & Company, Inc.            6.000       2/17/2009       271,636
 300,000  NationsBank Corporation                  7.250      10/15/2025       349,928
 300,000  PNC Funding Corporation                  6.875       7/15/2007       334,064
 600,000  ProLogis Trust                           7.000       10/1/2003       616,905
 500,000  Washington Mutual Bank                   5.500       1/15/2013       509,751
 250,000  Wells Fargo & Company                    7.250       8/24/2005       280,630
                               --------------------------------------------------------
                                                                            10,739,723
                               --------------------------------------------------------

Industrials (3.0%)
---------------
 500,000  Anadarko Finance Company                 6.750        5/1/2011       563,387
 500,000  Burlington Resources, Inc.               6.500       12/1/2011       557,133
 650,000  ConocoPhillips Corporation               4.750      10/15/2012       653,485
 349,860  Delta Air Lines, Inc.                    6.619       3/18/2011       343,554
 350,000  Dow Chemical Company                     5.750      11/15/2009       362,105

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)           Interest Rate Maturity Date Market Value
-----------------------------------------------------
Industrials--continued
-------------------
 $650,000 International Paper Company                  5.850%     10/30/2012     $680,577
  300,000 Potash Corporation of Saskatchewan, Inc.     7.750       5/31/2011      349,730
  300,000 Praxair, Inc.                                6.500        3/1/2008      338,164
  300,000 Praxair, Inc.                                6.375        4/1/2012      335,366
  300,000 Union Oil Company of California              5.050       10/1/2012      299,862
  500,000 Union Pacific Corporation                    7.000        2/1/2016      583,010
  500,000 Weyerhaeuser Company                         6.750       3/15/2012      545,169
                                   --------------------------------------------------------
                                                                                5,611,542
                                   --------------------------------------------------------

Mortgage-Backed Securities (36.3%)
------------------------------
  700,000 Banc of America Commercial Mortgage, Inc.       5.118       7/11/2043      727,160
  202,997 Bear Stearns Commercial Mortgage Securities     5.910       2/14/2031      218,710
  214,555 Bear Stearns Commercial Mortgage Securities     7.110      10/15/2032      240,742
  265,000 CS First Boston Mortgage Securities Corporation 6.480       5/17/2040      296,451
1,992,822 Federal Home Loan Mortgage Corporation          5.500       11/1/2017    2,069,330
2,989,333 Federal Home Loan Mortgage Corporation          5.500       12/1/2017    3,104,099
   61,828 Federal Home Loan Mortgage Corporation Gold
          15-Yr Pass Through                              7.500       12/1/2009       65,924
   30,860 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             7.000        1/1/2011       32,890
   90,699 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             6.500       10/1/2012       96,172
   73,800 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             6.500        1/1/2013       78,207
  134,225 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             6.000        9/1/2013      141,093
  264,743 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             5.500        3/1/2014      277,165
  266,695 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             6.000        4/1/2014      280,342
  133,259 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             7.000       10/1/2014      141,796
  735,364 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             7.500        1/1/2015      784,939
  209,869 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             6.500        3/1/2016      222,043
  463,841 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             5.500        7/1/2016      481,680
  524,842 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             6.000        9/1/2016      549,501
  830,562 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             6.500       10/1/2016      878,324
  923,492 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             5.000        2/1/2017      948,188

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)              Interest Rate Maturity Date Market Value
---------------------------------------------------
Mortgage-Backed Securities--continued
----------------------------------
 $568,197 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             5.000%       5/1/2017     $583,546
1,486,498 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             7.000        6/1/2017    1,579,471
2,710,593 Federal Home Loan Mortgage Corporation Gold
          15-Yr. Pass Through                             6.000        7/1/2017    2,836,318
  450,720 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.000        6/1/2016      471,896
   76,684 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500        4/1/2024       80,346
   81,614 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        5/1/2024       86,423
   23,718 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.500        8/1/2025       25,382
   79,918 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             8.500       11/1/2025       86,461
   24,317 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             8.000        1/1/2026       26,323
   32,760 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        6/1/2026       34,580
   57,160 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        4/1/2027       60,253
  253,345 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             8.000        5/1/2027      274,245
   43,812 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.500        7/1/2027       46,831
  136,799 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        8/1/2027      144,202
   40,638 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.500       10/1/2027       43,383
   70,210 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        5/1/2028       73,904
  115,652 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500        7/1/2028      120,600
  140,398 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.000        8/1/2028      145,791
  148,392 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500       10/1/2028      154,741
  111,487 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500       12/1/2028      116,257
  118,142 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500        2/1/2029      123,197
  342,850 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.000        3/1/2029      355,654

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)              Interest Rate Maturity Date Market Value
---------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $224,374 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500%       7/1/2029     $233,850
  199,566 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        7/1/2029      209,984
  203,019 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.500       10/1/2029      216,090
  179,491 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.500       11/1/2029      191,048
  172,324 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        2/1/2031      181,183
  428,086 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500        5/1/2031      446,117
  297,311 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500        5/1/2031      309,834
  692,813 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.000        6/1/2031      717,414
  263,015 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        6/1/2031      276,444
  236,432 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        6/1/2031      248,504
  635,941 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.000        7/1/2031      658,523
  349,347 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500        7/1/2031      364,062
  260,541 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        9/1/2031      273,843
  677,971 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500       10/1/2031      706,527
  454,533 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.000        1/1/2032      470,673
2,051,105 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.000        1/1/2032    2,123,938
1,000,734 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500        1/1/2032    1,042,885
  801,822 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             7.000        5/1/2032      842,763
2,027,268 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through (b)                         7.000        8/1/2032    2,130,780
2,027,268 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.500       10/1/2032    2,009,569
2,990,021 Federal Home Loan Mortgage Corporation Gold
          30-Yr. Pass Through                             6.000       11/1/2032    3,096,086
   76,988 Federal National Mortgage Association
          30-Yr. Pass Through                             6.500        5/1/2026       80,466

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)        Interest Rate Maturity Date Market Value
---------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $28,145  Federal National Mortgage Association
          30-Yr. Pass Through                       8.000%       9/1/2026     $30,578
  53,660  Federal National Mortgage Association
          Conventional 15-Yr. Pass Through          6.000        4/1/2011      56,632
  37,698  Federal National Mortgage Association
          Conventional 15-Yr. Pass Through          7.500        7/1/2011      40,267
  31,969  Federal National Mortgage Association
          Conventional 15-Yr. Pass Through          8.000        7/1/2012      34,618
  14,422  Federal National Mortgage Association
          Conventional 15-Yr. Pass Through          7.000        9/1/2012      15,366
  77,645  Federal National Mortgage Association
          Conventional 15-Yr. Pass Through          6.500       12/1/2012      82,307
 125,933  Federal National Mortgage Association
          Conventional 15-Yr. Pass Through          6.500        6/1/2013     133,417
 232,451  Federal National Mortgage Association
          Conventional 15-Yr. Pass Through          6.000       12/1/2013     244,248
  26,336  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through         10.500        8/1/2020      30,208
  46,680  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.000       12/1/2024      50,878
   4,325  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          9.000        2/1/2025       4,784
  63,852  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       10/1/2025      67,539
 247,012  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500       11/1/2025     258,842
  23,793  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.500       12/1/2025      25,826
  45,758  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        1/1/2026      48,884
  36,399  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        2/1/2026      38,446
  27,302  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        2/1/2027      29,134
  47,711  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        3/1/2027      50,395
 103,371  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        8/1/2027     107,940
  52,322  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500       11/1/2027      55,757
  38,007  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          9.000       11/1/2027      42,043
  27,716  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        1/1/2028      29,236

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)        Interest Rate Maturity Date Market Value
---------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
$754,238  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500%       2/1/2028     $803,761
 133,509  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000        5/1/2028      138,566
  85,967  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        9/1/2028       89,654
 854,629  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000       10/1/2028      887,000
  69,878  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500       10/1/2028       72,874
 137,171  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       10/1/2028      144,478
 426,815  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500       11/1/2028      455,442
 268,262  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000       12/1/2028      278,423
  97,129  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       12/1/2028      102,303
 121,025  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        2/1/2029      126,214
 318,416  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000        3/1/2029      330,477
 196,549  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000        3/1/2029      206,911
 508,744  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        4/1/2029      530,071
 703,668  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        7/1/2029      733,167
 242,315  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        7/1/2029      252,474
 203,773  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.500        8/1/2029      212,315
 182,037  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500        8/1/2029      193,421
 164,185  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.000       10/1/2029      172,841
 169,178  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500       12/1/2029      179,757
  89,368  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          8.000        4/1/2030       96,342
 101,134  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          7.500       12/1/2030      107,409
 815,923  Federal National Mortgage Association
          Conventional 30-Yr. Pass Through          6.000        5/1/2031      844,649

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)         Interest Rate Maturity Date Market Value
---------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $405,556 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through           6.500%       5/1/2031     $422,466
  420,083 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through           6.500        5/1/2031      437,598
  949,309 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through           6.500        4/1/2032      988,872
1,720,000 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through           6.500        5/1/2032    1,791,683
  917,507 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through           7.000        5/1/2032      965,042
1,177,141 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through           6.500        7/1/2032    1,226,200
3,210,071 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through           6.500        7/1/2032    3,343,854
2,794,168 Federal National Mortgage Association
          Conventional 30-Yr. Pass Through           6.500        8/1/2032    2,910,618
  400,000 GMAC Commercial Mortgage Securities, Inc.  6.175       5/15/2033       445,36
   55,011 Government National Mortgage Association
          15-Yr. Pass Through                        6.500       6/15/2009       58,671
  111,471 Government National Mortgage Association
          15-Yr. Pass Through                        7.000       9/15/2013      119,586
   49,957 Government National Mortgage Association
          30-Yr. Pass Through                        7.500       3/15/2023       53,701
   57,486 Government National Mortgage Association
          30-Yr. Pass Through                        7.000       1/15/2024       61,338
   22,338 Government National Mortgage Association
          30-Yr. Pass Through                        9.000       9/15/2024       24,811
   36,367 Government National Mortgage Association
          30-Yr. Pass Through                        8.000       6/15/2025       39,709
  120,755 Government National Mortgage Association
          30-Yr. Pass Through                        6.000       5/15/2026      126,514
  164,259 Government National Mortgage Association
          30-Yr. Pass Through                        8.000       7/15/2026      179,063
   35,617 Government National Mortgage Association
          30-Yr. Pass Through                        8.000       9/15/2026       38,827
   40,229 Government National Mortgage Association
          30-Yr. Pass Through                        8.000      10/15/2026       43,854
   22,539 Government National Mortgage Association
          30-Yr. Pass Through                        8.500      12/15/2026       24,625
   58,346 Government National Mortgage Association
          30-Yr. Pass Through                        7.500       3/15/2027       62,393
   38,114 Government National Mortgage Association
          30-Yr. Pass Through                        7.500      10/15/2027       40,758
  277,086 Government National Mortgage Association
          30-Yr. Pass Through                        7.000      11/15/2027      294,681

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)           Interest Rate Maturity Date Market Value
----------------------------------------------------
Mortgage-Backed Securities--continued
---------------------------------
 $122,721 Government National Mortgage Association
          30-Yr. Pass Through                          7.000%     11/15/2027      $130,514
  104,156 Government National Mortgage Association
          30-Yr. Pass Through                          7.000       1/15/2028       110,604
  146,142 Government National Mortgage Association
          30-Yr. Pass Through                          8.000       4/15/2028       158,332
  127,355 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       7/15/2028       133,874
  110,120 Government National Mortgage Association
          30-Yr. Pass Through                          7.000       8/15/2028       116,937
  187,661 Government National Mortgage Association
          30-Yr. Pass Through                          7.500      11/15/2028       200,382
  122,279 Government National Mortgage Association
          30-Yr. Pass Through                          6.500      12/15/2028       128,538
  258,330 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       3/15/2029       271,469
  274,469 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       4/15/2029       288,429
  211,317 Government National Mortgage Association
          30-Yr. Pass Through                          8.000      10/15/2030       228,584
  203,621 Government National Mortgage Association
          30-Yr. Pass Through                          7.500       1/15/2031       217,209
  232,694 Government National Mortgage Association
          30-Yr. Pass Through                          7.000       4/15/2031       246,678
  709,733 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       6/15/2031       745,417
  521,349 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       7/15/2031       547,561
  404,008 Government National Mortgage Association
          30-Yr. Pass Through                          7.000       9/15/2031       428,287
  361,580 Government National Mortgage Association
          30-Yr. Pass Through                          7.000       9/15/2031       383,310
1,509,327 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       1/15/2032     1,585,237
1,033,728 Government National Mortgage Association
          30-Yr. Pass Through                          6.500       4/15/2032     1,085,718
  601,722 Morgan Stanley Capital I, Inc.               6.250       3/15/2030       640,437
  500,000 Morgan Stanley Capital I, Inc.               6.550       3/15/2030       563,163
  339,775 Morgan Stanley Capital I, Inc.               6.120       3/15/2031       368,251
  450,000 Nationslink Funding Corporation              6.316       1/20/2031       502,247
                                   --------------------------------------------------------
                                                                                67,152,439
                                   --------------------------------------------------------

Other (2.0%)
-----------
  250,000 African Development Bank                     6.875      10/15/2015       291,874
  350,000 Canadian Government                          5.250       11/5/2008       386,813

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)            Interest Rate Maturity Date Market Value
-----------------------------------------------------
Other--continued
-----------
 $500,000 Export-Import Bank of Korea/(b)/              6.500%     11/15/2006     $551,520
  400,000 International Bank for Reconstruction and
          Development                                   5.000       3/28/2006      431,955
  250,000 Province of Nova Scotia                       7.250       7/27/2013      304,299
  250,000 Province of Ontario                           6.000       2/21/2006      274,611
  300,000 Province of Quebec                            7.500       7/15/2023      366,168
  500,000 Republic of Italy                             6.000       2/22/2011      556,814
  400,000 United Mexican States                        10.375       2/17/2009      492,600
                                     -------------------------------------------------------
                                                                                 3,656,654
                                     -------------------------------------------------------

Technology (0.4%)
-------------
  300,000 Compaq Computer Corporation                   6.200       5/15/2003      303,831
  500,000 International Business Machines Corporation     4.250       9/15/2009      510,530
                                     -------------------------------------------------------
                                                                                   814,361
                                     -------------------------------------------------------

U.S. Government (37.4%)
-------------
  495,000 Federal Home Loan Bank                        5.440      10/15/2003      511,026
  250,000 Federal Home Loan Bank                        6.500      11/29/2005      280,131
  600,000 Federal Home Loan Bank                        5.250       8/15/2006      653,566
  500,000 Federal Home Loan Bank                        6.625       8/27/2007      578,389
  700,000 Federal Home Loan Bank                        5.925        4/9/2008      791,250
  500,000 Federal Home Loan Mortgage Corporation        7.000       7/15/2005      560,899
3,000,000 Federal Home Loan Mortgage Corporation        2.875       9/15/2005    3,057,411
  500,000 Federal Home Loan Mortgage Corporation        6.750       5/30/2006      572,595
  500,000 Federal Home Loan Mortgage Corporation        7.100       4/10/2007      587,287
  700,000 Federal Home Loan Mortgage Corporation        5.750       4/15/2008      785,727
1,050,000 Federal Home Loan Mortgage Corporation        6.000       6/15/2011    1,189,238
1,000,000 Federal Home Loan Mortgage Corporation        5.125       7/15/2012    1,064,335
  225,000 Federal National Mortgage Association         5.750       4/15/2003      227,863
  500,000 Federal National Mortgage Association         4.750      11/14/2003      514,791
  200,000 Federal National Mortgage Association         5.625       5/14/2004      211,316
2,000,000 Federal National Mortgage Association         3.000       6/15/2004    2,043,244
  600,000 Federal National Mortgage Association         6.500       8/15/2004      646,801
2,000,000 Federal National Mortgage Association         3.875       3/15/2005    2,089,446
  700,000 Federal National Mortgage Association         5.500        5/2/2006      758,468
1,000,000 Federal National Mortgage Association         4.250       7/15/2007    1,054,404
  500,000 Federal National Mortgage Association         6.000       5/15/2008      566,358
  300,000 Federal National Mortgage Association         5.250       1/15/2009      328,220
  350,000 Federal National Mortgage Association         6.250        2/1/2011      391,682
2,000,000 Federal National Mortgage Association         6.125       3/15/2012    2,279,962
  500,000 Federal National Mortgage Association         5.960       9/11/2028      528,547
  100,000 Federal National Mortgage Association         6.250       5/15/2029      111,222
  200,000 Resolution Funding Corporation                8.125      10/15/2019      268,833
  250,000 Tennessee Valley Authority                    6.000       3/15/2013      280,670

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)    Interest Rate Maturity Date Market Value
----------------------------------------------------
U.S. Government--continued
------------------------
 $250,000 U.S. Treasury Bonds                  10.375%     11/15/2012      $334,140
  300,000 U.S. Treasury Bonds                   7.500      11/15/2016       392,320
  350,000 U.S. Treasury Bonds                   8.750       5/15/2017       506,023
  400,000 U.S. Treasury Bonds                   8.875       2/15/2019       590,656
  475,000 U.S. Treasury Bonds                   8.125       8/15/2019       661,623
  445,000 U.S. Treasury Bonds                   8.125       5/15/2021       625,451
  250,000 U.S. Treasury Bonds                   8.125       8/15/2021       351,816
  290,000 U.S. Treasury Bonds                   7.625      11/15/2022       392,089
  500,000 U.S. Treasury Bonds                   6.250       8/15/2023       587,422
  260,000 U.S. Treasury Bonds                   7.500      11/15/2024       350,665
  850,000 U.S. Treasury Bonds                   6.875       8/15/2025     1,075,083
  465,000 U.S. Treasury Bonds                   6.625       2/15/2027       574,456
  500,000 U.S. Treasury Bonds                   6.375       8/15/2027       600,976
1,700,000 U.S. Treasury Bonds                   5.500       8/15/2028     1,836,796
1,500,000 U.S. Treasury Bonds                   5.250       2/15/2029     1,567,440
  800,000 U.S. Treasury Bonds                   6.125       8/15/2029       939,186
  300,000 U.S. Treasury Notes                   5.250       8/15/2003       307,453
  550,000 U.S. Treasury Notes                   5.875       2/15/2004       578,337
  500,000 U.S. Treasury Notes                   3.625       3/31/2004       514,375
4,200,000 U.S. Treasury Notes/(b)/              3.375       4/30/2004     4,313,690
  575,000 U.S. Treasury Notes                   7.250       5/15/2004       621,179
2,500,000 U.S. Treasury Notes                   3.250       5/31/2004     2,566,600
1,000,000 U.S. Treasury Notes                   7.250       8/15/2004     1,093,866
  475,000 U.S. Treasury Notes                   7.875      11/15/2004       530,423
  460,000 U.S. Treasury Notes                   7.500       2/15/2005       515,810
  400,000 U.S. Treasury Notes                   6.750       5/15/2005       445,953
1,165,000 U.S. Treasury Notes                   6.500       8/15/2005     1,303,070
1,100,000 U.S. Treasury Notes                   5.750      11/15/2005     1,215,972
  750,000 U.S. Treasury Notes                   4.625       5/15/2006       808,886
  700,000 U.S. Treasury Notes                   6.500      10/15/2006       804,015
7,000,000 U.S. Treasury Notes                   3.500      11/15/2006     7,284,337
1,100,000 U.S. Treasury Notes                   5.500       5/15/2009     1,248,026
  800,000 U.S. Treasury Notes                   6.000       8/15/2009       930,125
5,500,000 U.S. Treasury Notes                   5.000       2/15/2011     6,043,125
3,500,000 U.S. Treasury Notes                   4.875       2/15/2012     3,800,643
                            --------------------------------------------------------
                                                                         69,245,708
                            --------------------------------------------------------

Utilities (2.1%)
------------
  400,000 Arizona Public Service Company        6.375      10/15/2011       421,905
  450,000 Carolina Power & Light, Inc.          6.500       7/15/2012       491,975
  250,000 Columbia Energy Group                 7.320      11/28/2010       259,898
  500,000 El Paso Corporation                   7.000       5/15/2011       340,000
  600,000 FirstEnergy Corporation               6.450      11/15/2011       596,906
  400,000 Niagara Mohawk Power Corporation      7.750       10/1/2008       462,111

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Bond Index Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount   Long-Term Fixed Income (97.4%)     Interest Rate Maturity Date Market Value
-----------------------------------------------------
Utilities--continued
-------------
 $375,000 Oncor Electric Delivery Company        6.375%      1/15/2015       $382,694
  850,000 Public Service Company of Colorado     7.875       10/1/2012        948,850
                            ---------------------------------------------------------
                                                                            3,904,339
                            ---------------------------------------------------------
                            Total Long-Term Fixed Income
                            (cost $172,368,112)                           180,234,281
                            ---------------------------------------------------------

Shares or
Principal                                      Interest                     Market
 Amount   Short-Term Investments (2.6%)       Rate /(c)/   Maturity Date    Value
-----------------------------------------------------
1,500,001 AAL Money Market Portfolio             1.140%            N/A     $1,500,001
 $250,000 Federal Home Loan Bank                 1.220       1/30/2003        249,754
3,100,000 Triple A-1 Funding Corporation         1.350       1/21/2003      3,097,675
                            ---------------------------------------------------------
                            Total Short-Term Investments
                            (at amortized cost)                             4,847,430
                            ---------------------------------------------------------
                            Total Investments
                            (cost $177,215,542)                          $185,081,711
                            ---------------------------------------------------------

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Earmarked as collateral as discussed in the notes to the financial statements.
(c) The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                          AAL Money Market Portfolio
             Schedule of Investments as of December 31, 2002 /(a)/

Principal  Short-Term
 Amount    Investments (100%)                      Interest Rate/(b)/ Maturity Date Market Value
-----------------------------------------------------------------------------
Certificates of Deposit (5.9%)
-------------------------
           Abbey National
$1,000,000 Treasury North America                        1.910%        10/22/2003    $1,000,000
           Canadian Imperial
 1,000,000 Bank NY                                       1.520          2/18/2003     1,000,245
   500,000 Citibank                                      1.320          3/12/2003       500,000
 1,000,000 Toronto Dominion Bank                         1.860          8/27/2003     1,000,098
                                         -------------------------------------------------------
                                                                                      3,500,343
                                         -------------------------------------------------------
Commercial Paper (85.6%)
-----------------------
 1,000,000 Aegon Funding                                 1.330          2/19/2003       998,218
 1,000,000 Aegon Funding                                 1.340          2/25/2003       997,953
           Alcon Capital
 1,000,000 Corporation                                   1.310          1/31/2003       998,908
 1,000,000 Alcon Financial, LP                           1.330          2/12/2003       998,448
           American Express
   500,000 Credit Corporation                            1.340          2/10/2003       499,256
           American Family
           Financial Services,
 1,000,000 Inc.                                          1.650          2/18/2003       997,800
           American Family
           Financial Services,
   500,000 Inc.                                          1.780          3/14/2003       498,220
           American General
   500,000 Finance Corporation                           1.310          2/27/2003       498,963
 1,000,000 American Honda
           Finance
           Corporation, Floating
           Rate                                          1.320          1/30/2003       998,937
 1,000,000 Barclays Bank plc                             1.710          1/28/2003       998,718
 1,000,000 Canadian Wheat Board                          1.630          2/12/2003       998,099
           Cargill Global
 1,000,000 Funding plc                                   1.660           2/3/2003       998,478
 1,000,000 Cargill, Inc.                                 1.320          2/19/2003       998,203
 1,000,000 Citicorp                                      1.330          2/14/2003       998,374
 1,000,000 Coca-Cola Company                             1.650          1/24/2003       998,946
           Falcon Asset
           Securitization
 1,000,000 Corporation                                   1.330          1/15/2003       999,483
           Federal Home Loan
 1,000,000 Mortgage Corporation                          1.630          9/11/2003       988,545
 1,000,000 First Data Corporation                        1.380           1/6/2003       999,808
           General Dynamics
 1,000,000 Corporation                                   1.320          1/22/2003       999,230
           General Electric
 1,000,000 Capital Corporation                           1.340           2/5/2003       998,697
           GlaxoSmithKline
 1,300,000 Finance plc                                   1.350          1/29/2003     1,298,635
           Goldman Sachs Group,
 1,000,000 Inc.                                          1.380           1/9/2003       999,693
 1,000,000 GOVCO, Inc.                                   1.340          2/26/2003       997,916
 1,000,000 GOVCO, Inc.                                   1.330           3/7/2003       997,599
 2,700,000 Koch Industries, Inc.                         1.190           1/2/2003     2,699,911
           Montauk Funding
 1,000,000 Corporation                                   1.360          2/13/2003       998,376
           Montauk Funding
 1,000,000 Corporation                                   1.350           3/3/2003       997,713
           Morgan Stanley Dean
 1,000,000 Witter                                        1.450           1/2/2003       999,960
           Northwestern
 1,000,000 University                                    1.690           2/6/2003       998,310
           Northwestern
 1,000,000 University                                    1.530           4/8/2003       995,878
           Old Line Funding
 1,000,000 Corporation                                   1.770           2/4/2003       998,329
           Park Avenue
           Receivables
 1,000,000 Corporation                                   1.350          1/21/2003       999,250
 1,000,000 Pfizer, Inc.                                  1.310          2/14/2003       998,399
           Preferred Receivables
 1,000,000 Funding Corporation                           1.360          1/28/2003       998,980
           Procter & Gamble
 1,000,000 Company                                       1.720           8/7/2003       989,614
 1,000,000 River Fuel Trust No. 2                        1.370          1/13/2003       999,544
           SBC International,
 1,000,000 Inc.                                          1.320          1/17/2003       999,413
           SBC International,
 1,000,000 Inc.                                          1.340          1/24/2003       999,140

The accompanying notes to the financial statements are an integral part of this schedule.

AAL Money Market Portfolio
Schedule of Investments as of December 31, 2002

Principal
 Amount            Short-Term Investments 100%                                           Interest Rate Maturity Date Market Value
---------------------------------------------------------------------------------------
Commercial Paper--continued
-------------------------
$1,000,000         Sheffield Receivables Corporation                                         1.360%      1/17/2003      $999,396
   310,000         Sheffield Receivables Corporation                                         1.400       1/29/2003       309,662
 1,000,000         Shell Finance (UK) plc                                                    1.750       4/21/2003       994,653
 1,000,000         Stanford University                                                       1.300        2/6/2003       998,700
   500,000         Stanford University                                                       1.390        6/2/2003       497,066
 1,000,000         Starfish Global Funding, LLC                                              1.400       1/10/2003       999,650
 1,000,000         Starfish Global Funding, LLC                                              1.350       1/23/2003       999,175
 1,000,000         Thunder Bay Funding, Inc.                                                 1.370       1/15/2003       999,467
 1,000,000         Thunder Bay Funding, Inc.                                                 1.330        2/6/2003       998,670
   450,000         Toyota Motor Credit Corporation                                           1.310       1/10/2003       449,853
   590,000         Toyota Motor Credit Corporation                                           1.350       1/29/2003       589,380
   871,000         Tulip Funding Corporation                                                 1.300       1/28/2003       870,151
 2,700,000         UBS Finance Corporation                                                   1.200        1/2/2003     2,699,910
                                                                      -----------------------------------------------------------
                                                                                                                      50,835,677
                                                                      -----------------------------------------------------------

Finance (3.4%)
------------
 1,000,000         AIG Sun America Global Finance                                            7.400        5/5/2003     1,018,733
 1,000,000         American Honda Finance Corporation                                        1.740       7/11/2003     1,000,000
                                                                      -----------------------------------------------------------
                                                                                                                       2,018,733
                                                                      -----------------------------------------------------------

U.S. Government (5.1%)
--------------------
 1,000,000         Federal Farm Credit Bank                                                  5.150        1/7/2003     1,000,553
 1,000,000         Federal Home Loan Mortgage Corporation                                    7.375       5/15/2003     1,020,849
 1,000,000         Federal Home Loan Mortgage Corporation                                    3.500       9/15/2003     1,013,922
                                                                      -----------------------------------------------------------
                                                                                                                       3,035,324
                                                                      -----------------------------------------------------------
                                                                      Total Investments
                                                                      (at amortized cost)                            $59,390,077
                                                                      -----------------------------------------------------------

(a) The categories of investments are shown as a percentage of total investments.
(b) The interest rate shown reflects the coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

                      Statement of Assets and Liabilities

                    AAL Variable Product Series Fund, Inc.

                                                 Technology       Aggressive       Small Cap       Small Cap
As of December 31, 2002                        Stock Portfolio Growth Portfolio Stock Portfolio Index Portfolio
------------------------------------------------------------------------------------------
Assets:
Investments at cost                              $17,608,766      $8,481,505      $92,383,794    $315,832,877
Investments at value                              13,288,535       8,024,218       87,835,991     273,202,368

Cash                                                       -               -            9,621               -
Dividends and interest receivable                      4,579           7,268           47,670         221,898
Receivable for investments sold                            -          24,830          209,761         606,085
Receivable for fund shares sold                       16,125           9,518           41,072         174,948
Receivable for forward contracts                           -          15,721                -               -
Receivable for variation margin                            -               -                -               -
 Total Assets                                     13,309,239       8,081,555       88,144,115     274,205,299

Liabilities:
Distributions payable                                      -           1,785            9,602               -
Accrued expenses                                           -               -                -          39,629
Payable for investments purchased                          -          48,290           78,235         544,856
Payable for fund shares redeemed                      19,726               5          106,030         147,644
Payable for forward contracts                              -          15,848                -               -
Payable to affiliate                                  10,156           5,596           52,450          83,752
 Total Liabilities                                    29,882          71,524          246,317         815,881

Net Assets:
Capital stock (beneficial interest)               19,951,054      12,631,501       96,919,186     320,544,513
Accumulated undistributed net investment
 income/(loss)                                           (36)             95           12,361       1,217,541
Accumulated undistributed net realized loss
 on investments and foreign currency
 transactions                                     (2,351,430)     (4,164,151)      (4,485,946)     (5,742,127)
Net unrealized appreciation/(depreciation) on:
 Investments                                      (4,320,231)       (457,287)      (4,547,803)    (42,630,509)
  Futures contracts                                        -               -                -               -
  Foreign currency forward contracts                       -            (127)               -               -
  Foreign currency transactions                            -               -                -               -
 Total Net Assets                                $13,279,357      $8,010,031      $87,897,798    $273,389,418

Capital shares outstanding                         2,894,619       1,458,388        9,980,470      23,739,310

Net asset value per share                              $4.59           $5.49            $8.81          $11.52

The accompanying notes to the financial statements are an integral part of this statement.

                Statement of Assets and Liabilities - continued

                    AAL Variable Product Series Fund, Inc.

    Mid Cap         Mid Cap     International Capital Growth  Large Company  Equity Income
Stock Portfolio Index Portfolio   Portfolio     Portfolio    Index Portfolio   Portfolio
-----------------------------------------------------------------------------------------
  $35,382,554     $34,014,119    $65,624,741   $92,237,507    $613,113,274    $26,591,565
   31,671,218      30,593,286     56,966,518    76,780,647     533,775,646     23,579,698

            -          42,000              -             -         691,061              -
       24,853          21,564        141,147       118,358         835,670         27,201
      445,939               -          5,749             -               -      3,746,826
       22,075           7,319         41,132       183,600         126,053         77,106
            -               -          5,749             -               -              -
            -           5,100              -             -          16,800              -
   32,164,085      30,669,269     57,160,295    77,082,605     535,445,230     27,430,831

       11,881          63,838         91,550        19,980               -         41,900
            -               -              -             -          52,928              -
      824,282               -              -       397,168               -      3,148,608
        4,167          20,093          5,344        41,972         254,259         10,198
            -               -          5,756             -               -              -
      20,760            9,158         40,042        58,082         154,940          8,996
      861,090          93,089        142,692       517,202         462,127      3,209,702

   37,589,632      34,240,185     99,143,414    94,503,623     658,768,391     30,617,027

          (49)             75          4,181           (88)      7,908,098          5,684

   (2,575,252)       (239,398)   (33,483,892)   (2,481,272)    (52,141,579)    (3,389,715)

   (3,711,336)     (3,420,833)    (8,658,223)  (15,456,860)    (79,337,628)    (3,011,867)
            -          (3,849)             -             -        (214,179)             -
            -               -             (7)            -               -              -
            -               -         12,130             -               -              -
  $31,302,995     $30,576,180    $57,017,603   $76,565,403    $534,983,103    $24,221,129

    4,117,799       3,536,364      7,961,464    10,810,143      34,122,412      3,434,745

        $7.60           $8.65          $7.16         $7.08          $15.68          $7.05

The accompanying notes to the financial statements are an integral part of this statement.

                Statement of Assets and Liabilities - continued

                    AAL Variable Product Series Fund, Inc.

                                                 Balanced      High Yield    Bond Index        Money
As of December 31, 2002                          Portfolio   Bond Portfolio  Portfolio    Market Portfolio
----------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                            $681,837,290   $41,858,504   $177,215,542    $59,390,077/1/
Investments at value                            624,618,610    40,274,022    185,081,711     59,390,077

Cash                                                 31,346             -         57,839          6,304
Dividends and interest receivable                 2,903,393       834,482      1,813,027         78,138
Receivable for investments sold                           -       152,576              -              -
Receivable for fund shares sold                      65,873        11,791        462,216        618,357
 Total Assets                                   627,619,222    41,272,871    187,414,793     60,092,876

Liabilities:
Distributions payable                                     -        95,368              -              -
Accrued expenses                                     56,241             -              -              -
Payable for investments purchased                 6,201,048             -      3,100,524              -
Payable for fund shares redeemed                    509,803        15,101        332,432            517
Payable for forward contracts                             -             -              -              -
Payable to affiliate                                176,370        14,215         54,800         18,171
 Total Liabilities                                6,943,462       124,684      3,487,756         18,688

Net Assets:
Capital stock (beneficial interest)             699,986,114    58,232,423    177,348,042     60,074,188
Accumulated undistributed net investment
 income/(loss)                                   19,531,130       (22,600)         4,443              -
Accumulated undistributed net realized loss on
 investments                                    (41,622,804)  (15,477,154)    (1,291,617)             -
Net unrealized appreciation/(depreciation) on:
  Investments                                   (57,218,680)   (1,584,482)     7,866,169              -
 Total Net Assets                              $620,675,760   $41,148,187   $183,927,037    $60,074,188

Capital shares outstanding                       48,674,654     7,080,195     17,257,482     60,074,188

Net asset value per share                            $12.75         $5.81         $10.66          $1.00

/1/At amortized cost.

The accompanying notes to the financial statements are an integral part of this statement.

                            Statement of Operations

                    AAL Variable Product Series Fund, Inc.

                                               Technology   Aggressive    Small Cap     Small Cap
                                                 Stock        Growth        Stock         Index
For the year ended December 31, 2002           Portfolio    Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------------------------
Investment Income
Dividends                                         $14,611      $64,681      $215,789    $2,436,082
Taxable interest                                    5,830       10,561        32,291        19,938
Foreign dividend tax withholding                     (156)      (1,187)          (39)       (1,330)
   Total Investment Income                         20,285       74,055       248,041     2,454,690

Expenses:
Adviser fees                                       64,127       32,844       239,945     1,041,858
Subadviser fees                                         -       32,150             -             -
Administrative service and pricing fees            40,131       40,562        41,155        46,782
Custody fees                                       13,179       11,658        24,057        70,383
Printing and postage expenses                       1,170        1,190         4,238        48,295
Audit fees                                         14,457       17,557        14,457        16,957
Legal fees                                          1,675        1,676         1,676         1,676
Directors' fees and expenses                          213          208           679         8,866
Other expenses                                        895          920           895           920
   Total Expenses Before Reimbursement            135,847      138,765       327,102     1,235,737

Less: reimbursement from Adviser                  (70,218)     (74,152)      (86,770)       (3,078)
Less: directed brokerage                           (2,635)           -        (4,696)            -
   Total Net Expenses                              62,994       64,613       235,636     1,232,659
   Net Investment Income/(Loss)                   (42,709)       9,442        12,405     1,222,031

Realized and Unrealized Losses on Investments
and Foreign Currency Transactions
Net realized losses on:
   Investments                                 (1,492,826)  (2,880,344)   (4,473,402)   (5,507,350)
   Foreign currency transactions                        -       (8,540)            -             -
Change in net unrealized depreciation on:
   Investments                                 (3,792,431)    (150,605)   (6,356,247)  (44,996,485)
   Futures contracts                                    -            -             -             -
   Foreign currency forward contracts                   -       (6,209)            -             -
Net Realized and Unrealized Losses on
Investments and Foreign Currency Transactions  (5,285,257)  (3,045,698)  (10,829,649)  (50,503,835)

Net Decrease in Net Assets Resulting
From Operations                               $(5,327,966) $(3,036,256) $(10,817,244) $(49,281,804)

The accompanying notes to the financial statements are an integral part of this statement.

                      Statement of Operations - continued

                    AAL Variable Product Series Fund, Inc.

                                                           Mid Cap      Mid Cap                     Capital
                                                            Stock        Index     International    Growth
For the year ended December 31, 2002                      Portfolio    Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                   $268,803     $243,708    $1,060,040      $808,893
Taxable interest                                              15,518        5,491        40,994        34,496
Foreign dividend tax withholding                                (204)           -      (123,941)       (5,016)
   Total Investment Income                                   284,117      249,199       977,093       838,373

Expenses:
Adviser fees                                                 191,525       76,977       201,632       414,448
Subadviser fees                                                    -            -       279,516             -
Administrative service and pricing fees                       40,780       44,016        57,274        40,673
Custody fees                                                  32,794       43,653        99,156        67,071
Printing and postage expenses                                  3,816        2,698         9,144         8,620
Audit fees                                                    14,457       13,457        19,057        14,457
Legal fees                                                     1,676        1,676         1,676         1,676
Directors' fees and expenses                                     617          434         1,692         1,318
Other expenses                                                   919          895           895           920
   Total Expenses Before Reimbursement                       286,584      183,806       670,042       549,183

Less: reimbursement from Adviser                             (97,125)    (108,208)     (188,894)     (121,538)
Less: directed brokerage                                      (2,810)           -             -       (17,911)
   Total Net Expenses                                        186,649       75,598       481,148       409,734
   Net Investment Income                                      97,468      173,601       495,945       428,639

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
   Investments                                            (1,725,341)    (186,665)  (15,924,493)   (2,419,431)
   Foreign currency transactions                                   -            -       143,776             -
Change in net unrealized appreciation/(depreciation) on:
   Investments                                            (3,266,509)  (3,744,881)    2,664,423   (14,137,046)
   Futures contracts                                               -       (3,849)            -             -
   Foreign currency forward contracts                              -            -      (107,729)            -
   Foreign currency transactions                                   -            -        11,574             -
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions             (4,991,850)  (3,935,395)  (13,212,449)  (16,556,477)

Net Increase/(Decrease) in Net Assets Resulting From
Operations                                               $(4,894,382) $(3,761,794) $(12,716,504) $(16,127,838)

The accompanying notes to the financial statements are an integral part of this statement.

                      Statement of Operations - continued

                    AAL Variable Product Series Fund, Inc.

    Large                                    High
   Company       Equity                      Yield                    Money
    Index        Income       Balanced       Bond      Bond Index    Market
  Portfolio     Portfolio     Portfolio    Portfolio   Portfolio    Portfolio
------------------------------------------------------------------------------
  $10,223,187     $357,496    $6,121,145     $27,563  $         -  $         -
       22,850       15,186    15,386,615   3,339,423    7,049,192    1,009,801
      (27,590)        (392)      (15,310)          -            -            -
   10,218,447      372,290    21,492,450   3,366,986    7,049,192    1,009,801

    2,039,438       87,440     2,156,957      54,379      472,582      200,860
            -            -             -      90,631            -            -
       55,943       40,168        84,499      52,405       62,743       41,863
       57,307       11,360        73,799       8,683       16,370       10,274
      100,401        2,805       103,006       5,048       16,097        8,020
       16,957       14,457        17,457      19,057       16,957       13,457
        1,676        1,676         1,676       1,676        1,676        1,676
       18,658          450        18,472         892        2,550        1,361
          920          920           920         895          920          971
    2,291,300      159,276     2,456,786     233,666      589,895      278,482

       (3,644)     (73,388)            -     (88,656)    (122,057)     (77,622)
            -       (1,132)            -           -            -            -
    2,287,656       84,756     2,456,786     145,010      467,838      200,860
    7,930,791      287,534    19,035,664   3,221,976    6,581,354      808,941

  (51,950,523)  (3,019,922)  (39,091,933) (2,554,555)     (22,426)           -
            -            -             -           -            -            -
 (119,776,559)  (2,775,004)  (48,470,728)   (300,062)   6,297,101            -
     (214,179)           -             -           -            -            -
            -            -             -           -            -            -
            -            -             -           -            -            -

 (171,941,261)  (5,794,926)  (87,562,661) (2,854,617)   6,274,675            -

$(164,010,470) $(5,507,392) $(68,526,997)   $367,359  $12,856,029     $808,941

The accompanying notes to the financial statements are an integral part of this statement.

                      Statement of Changes in Net Assets

                    AAL Variable Product Series Fund, Inc.

                                                                Technology                   Aggressive
                                                              Stock Portfolio             Growth Portfolio
                                                         ------------------------     -------------------------
For the periods ended                                     12/31/2002  12/31/2001/1/    12/31/2002  12/31/2001/1/
======================================================== ===========  ============    ===========  ============
Operations
Net investment income/(loss)                                $(42,709)    $(23,152)         $9,442      $17,909
Net realized gains/(losses) on:
  Investments                                             (1,492,826)    (858,604)     (2,880,344)  (1,283,807)
  Foreign currency transactions                                    -            -          (8,540)     (10,430)
Change in net unrealized appreciation/(depreciation) on:
  Investments                                             (3,792,431)    (527,800)       (150,605)    (306,682)
  Foreign currency forward contracts                               -            -          (6,209)       6,082
Net Increase/(Decrease) in Net Assets
Resulting From Operations                                 (5,327,966)  (1,409,556)     (3,036,256)  (1,576,928)

Distributions to Shareholders
From net investment income                                         -            -          (5,198)      (8,399)
From net realized gains                                            -            -               -            -
Total Distributions to Shareholders                                -            -          (5,198)      (8,399)

Capital Stock Transactions (See Footnote 7)                9,855,031   10,161,848       2,656,682    9,980,130
Net Increase/(Decrease) in Net Assets                      4,527,065    8,752,292        (384,772)   8,394,803

Net Assets, Beginning of Period                            8,752,292            -       8,394,803            -

Net Assets, End of Period                                $13,279,357   $8,752,292      $8,010,031   $8,394,803

                                                                  Mid Cap                   International
                                                              Index Portfolio                 Portfolio
                                                         ------------------------     -------------------------
For the periods ended                                     12/31/2002  12/31/2001/1/    12/31/2002   12/31/2001
======================================================== ===========  ============    ===========  ============
Operations
Net investment income                                       $173,601      $69,062        $495,945     $509,451
Net realized gains/(losses) on:
  Investments                                               (186,665)      93,550     (15,924,493) (17,489,255)
  Foreign currency transactions                                    -            -         143,776      839,427
Change in net unrealized appreciation/(depreciation) on:
  Investments                                             (3,744,881)     324,048       2,664,423   (4,349,048)
  Futures contracts                                           (3,849)           -               -            -
  Foreign currency forward contracts                               -            -        (107,729)           -
  Foreign currency transactions                                    -            -          11,574      (85,480)
Net Increase/(Decrease) in Net Assets
Resulting From Operations                                 (3,761,794)     486,660     (12,716,504) (20,574,905)

Distributions to Shareholders
From net investment income                                  (173,693)     (68,835)       (720,374)  (1,259,616)
From net realized gains                                     (125,127)     (21,268)              -            -
Total Distributions to Shareholders                         (298,820)     (90,103)       (720,374)  (1,259,616)

Capital Stock Transactions (See Footnote 7)               20,370,881   13,869,356       9,511,200    3,197,661
Net Increase/(Decrease) in Net Assets                     16,310,267   14,265,913      (3,925,678) (18,636,860)

Net Assets, Beginning of Period                           14,265,913            -      60,943,281   79,580,141

Net Assets, End of Period                                $30,576,180  $14,265,913     $57,017,603  $60,943,281

/1/ Since Portfolio inception, March 1, 2001.

The accompanying notes to the financial statements are an integral part of this statement.

                Statement of Changes in Net Assets - continued

                    AAL Variable Product Series Fund, Inc.

        Small Cap                   Small Cap                   Mid Cap
     Stock Portfolio             Index Portfolio            Stock Portfolio
------------------------   --------------------------  ------------------------
 12/31/2002  12/31/2001/1/  12/31/2002    12/31/2001    12/31/2002  12/31/2001/1/
===========  ============  ============  ============  ===========  ============
    $12,405      $16,245     $1,222,031    $1,208,605      $97,468      $46,077
 (4,473,402)     205,490     (5,507,350)    4,103,200   (1,725,341)    (850,248)
          -            -              -             -            -            -
 (6,356,247)   1,808,444    (44,996,485)   13,787,409   (3,266,509)    (444,827)
          -            -              -             -            -            -
(10,817,244)   2,030,179    (49,281,804)   19,099,214   (4,894,382)  (1,248,998)

          -      (16,203)       (20,546)   (1,194,661)     (97,525)     (45,912)
   (191,439)     (26,682)    (1,225,691)  (19,559,573)           -            -
   (191,439)     (42,885)    (1,246,237)  (20,754,234)     (97,525)     (45,912)

 75,224,259   21,694,928       (618,000)   21,452,764   14,779,473   22,810,339
 64,215,576   23,682,222    (51,146,041)   19,797,744    9,787,566   21,515,429

 23,682,222            -    324,535,459   304,737,715   21,515,429            -

$87,897,798  $23,682,222   $273,389,418  $324,535,459  $31,302,995  $21,515,429

     Capital Growth               Large Company              Equity Income
        Portfolio                Index Portfolio               Portfolio
------------------------   --------------------------  ------------------------
 12/31/2002  12/31/2001/1/  12/31/2002    12/31/2001    12/31/2002  12/31/2001/1/
===========  ============  ============  ============  ===========  ============
   $428,639     $143,842     $7,930,791    $7,887,355     $287,534     $164,088
 (2,419,431)     (61,841)   (51,950,523)   25,793,147   (3,019,922)    (384,741)
          -            -              -             -            -            -
(14,137,046)  (1,319,814)  (119,776,559) (143,853,666)  (2,775,004)    (236,863)
          -            -       (214,179)            -            -            -
          -            -              -             -            -            -
          -            -              -             -            -            -
(16,127,838)  (1,237,813)  (164,010,470) (110,173,164)  (5,507,392)    (457,516)

   (428,879)    (144,010)       (60,561)   (7,852,108)    (284,160)    (150,227)
          -            -     (2,752,184)  (26,194,520)           -            -
   (428,879)    (144,010)    (2,812,745)  (34,046,628)    (284,160)    (150,227)

 41,374,016   53,129,927    (53,633,443)   (5,182,413)  12,946,603   17,673,821
 24,817,299   51,748,104   (220,456,658) (149,402,205)   7,155,051   17,066,078

 51,748,104            -    755,439,761   904,841,966   17,066,078            -

$76,565,403  $51,748,104   $534,983,103  $755,439,761  $24,221,129  $17,066,078

The accompanying notes to the financial statements are an integral part of this statement.

                Statement of Changes in Net Assets - continued

                    AAL Variable Product Series Fund, Inc.

                                                                  Balanced                    High Yield
                                                                  Portfolio                 Bond Portfolio
                                                         --------------------------    ------------------------
For the periods ended                                     12/31/2002    12/31/2001      12/31/2002   12/31/2001
======================================================== ============  ============    ===========  ===========
Operations
Net investment income                                     $19,035,664   $20,657,818     $3,221,976   $3,131,469
Net realized gains/(losses) on:
  Investments                                             (39,091,933)   17,752,585     (2,554,555)  (3,325,196)
Change in net unrealized appreciation/(depreciation) on:
  Investments                                             (48,470,728)  (67,010,210)      (300,062)     632,359
Net Increase/(Decrease) in Net Assets
Resulting From Operations                                 (68,526,997)  (28,599,807)       367,359      438,632

Distributions to Shareholders
From net investment income                                    (31,152)  (23,432,996)    (3,264,580)  (3,177,189)
From net realized gains                                   (14,128,549)   (4,071,944)             -            -
Total Distributions to Shareholders                       (14,159,701)  (27,504,940)    (3,264,580)  (3,177,189)

Capital Stock Transactions (See Footnote 7)               (41,060,476)   (3,059,860)     9,546,382    3,634,221
Net Increase/(Decrease) in Net Assets                    (123,747,174)  (59,164,607)     6,649,161      895,664

Net Assets, Beginning of Period                           744,422,934   803,587,541     34,499,026   33,603,362

Net Assets, End of Period                                $620,675,760  $744,422,934    $41,148,187  $34,499,026

                                                                 Bond Index                  Money Market
                                                                  Portfolio                    Portfolio
                                                         --------------------------    ------------------------
For the periods ended                                     12/31/2002    12/31/2001      12/31/2002   12/31/2001
======================================================== ============  ============    ===========  ===========
Operations
Net investment income                                      $6,581,354    $4,137,260       $808,941   $1,656,671
Net realized gains/(losses) on:
  Investments                                                 (22,426)      792,527              -            -
Change in net unrealized appreciation on:
  Investments                                               6,297,101     1,009,896              -            -
Net Increase in Net Assets
Resulting From Operations                                  12,856,029     5,939,683        808,941    1,656,671

Distributions to Shareholders
From net investment income                                 (7,166,898)   (4,739,749)      (808,941)  (1,656,671)
Total Distributions to Shareholders                        (7,166,898)   (4,739,749)      (808,941)  (1,656,671)

Capital Stock Transactions (See Footnote 7)                78,496,750    38,686,413      8,194,588   16,474,332
Net Increase in Net Assets                                 84,185,881    39,886,347      8,194,588   16,474,332

Net Assets, Beginning of Period                            99,741,156    59,854,809     51,879,600   35,405,268

Net Assets, End of Period                                $183,927,037   $99,741,156    $60,074,188  $51,879,600

The accompanying notes to the financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

(1) ORGANIZATION
The AAL Variable Product Series Fund, Inc. (the "Fund") is a corporation organized under the laws of the State of Maryland and registered under the
Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund is divided into fourteen separate series (the "Portfolio(s)"), each with its own investment objective and policies. The fourteen Portfolios of the Fund are: AAL Technology Stock
Portfolio, AAL Aggressive Growth Portfolio, AAL Small Cap Stock Portfolio, AAL
Small Cap Index Portfolio, AAL Mid Cap Stock Portfolio, AAL Mid Cap Index
Portfolio, AAL International Portfolio, AAL Capital Growth Portfolio, AAL Large
Company Index Portfolio, AAL Equity Income Portfolio, AAL Balanced Portfolio,
AAL High Yield Bond Portfolio, AAL Bond Index Portfolio and AAL Money Market
Portfolio, collectively the "Portfolios". The assets of each Portfolio are segregated and each has a separate class of capital stock.

  The Fund serves as the investment vehicle to fund benefits for flexible premium deferred variable annuity, the single premium immediate variable annuity and the flexible premium variable universal life insurance certificates issued by Thrivent Financial for Lutherans ("Thrivent Financial"), Lutheran
Brotherhood Variable Insurance Products Company ("LBVIP"), an indirect wholly owned subsidiary of Thrivent Financial for Lutherans, and retirement plans sponsored by Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money
Market Portfolio, short-term securities with maturities of 60 days or less remaining are valued at amortized cost. Short-term securities held by the Money
Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share.

  As of December 31, 2002, four securities in the AAL High Yield Bond Portfolio and two securities in the AAL Small Cap Index Portfolio were valued in good faith by or under the direction of the Board of Directors. These securities represented 1.89% and 0.00%, respectively, of net assets of the AAL High Yield
Bond Portfolio and the AAL Small Cap Index Portfolio.

Foreign Currency Translation -- The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange.

  Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The
Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

  For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, the AAL Aggressive Growth
Portfolio and the AAL International Portfolio may enter into forward currency contracts. Additionally, the AAL Aggressive Growth Portfolio and the AAL
International Portfolio may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at

                         Notes to Financial Statements

(2) SIGNIFICANT ACCOUNTING POLICIES (continued)
market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the AAL Aggressive
Growth Portfolio and the AAL International Portfolio could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Federal Income Taxes -- No provision has been made for income taxes because each Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax.
The Portfolios, accordingly, anticipate paying no federal income taxes and no federal income tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

Income and Expenses -- Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

  Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including accrual of market discount, original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually for all Portfolios at the close of the Fund's fiscal year, unless a Portfolio is subject to excise taxes, which would require an additional distribution after the close of the fiscal year.

  Dividends are declared daily for the AAL Money Market Portfolio; monthly for the AAL High Yield Bond Portfolio and AAL Bond Index Portfolio; and, if
necessary, annually after the close of the Fund's fiscal year for all other
Portfolios. Daily dividends distributed for the Money Market Portfolio also include any short-term net realized gains or losses on the sale of securities.

Financial Futures Contracts -- Each Portfolio, with the exception of the Money
Market Portfolio, may buy and sell futures contracts. The Portfolios intend to generally use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. Each Portfolio may also enter into futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

  Certain Portfolios may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required initial margin deposit are pledged to the broker. Additional securities held by the Portfolios may be designated as collateral for open futures contracts. The future contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss recorded is equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended December 31, 2002, the AAL Mid Cap Index Portfolio and AAL Large
Company Index Portfolio engaged in this type of investment.

The Impact of Initial Public Offerings on Performance -- Each of the
Portfolios, except the AAL High Yield Bond Portfolio, AAL Bond Index Portfolio
and AAL Money Market Portfolio, may invest in an initial public offering
("IPO") of a security. On occasion, a Portfolio will participate in an IPO.
This presents a Portfolio with the opportunity to "flip" or trade the security at higher prices,

                         Notes to Financial Statements

(2) SIGNIFICANT ACCOUNTING POLICIES (continued)
resulting in a short-term profit for the Portfolio. Conversely, participation in an IPO may result in a loss for that Portfolio.

When-Issued and Delayed Delivery Transactions --  The Portfolios may engage in when-issued or delayed delivery transactions. To the extent a Portfolio engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets are earmarked on the Portfolio's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Credit Risk -- The Portfolios may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Portfolios'
policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

Accounting Estimates -- The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

  Certain prior period amounts have been reclassified to conform to current year presentation.

(3) FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees -- Each Portfolio pays Thrivent Financial, the Fund's investment Adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets:

                                                     Advisory
                                                       Fees
                                                     --------
                   AAL Technology Stock Portfolio      0.75%

                   AAL Aggressive Growth Portfolio
                   First $100 million                  0.80%
                   Next $400 million                   0.75%
                   Over $500 million                   0.70%

                   AAL Small Cap Stock Portfolio
                   First $200 million                  0.70%
                   Over $200 million                   0.65%

                   AAL Small Cap Index Portfolio
                   First $250 million                  0.35%
                   Next $250 million                   0.30%

                   AAL Mid Cap Stock Portfolio
                   First $200 million                  0.70%
                   Next $800 million                   0.65%
                   Over $1 billion                     0.60%

                   AAL Mid Cap Index Portfolio
                   First $250 million                  0.35%
                   Over $250 million                   0.30%

                   AAL International Portfolio         0.80%

                   AAL Capital Growth Portfolio
                   First $500 million                  0.65%
                   Next $500 million                  0.575%
                   Next $4 billion                     0.50%
                   Over $5 billion                     0.45%

                   AAL Large Company Index Portfolio
                   First $250 million                  0.35%
                   Over $250 million                   0.30%

                   AAL Equity Income Portfolio         0.45%

                   AAL Balanced Portfolio
                   First $250 million                  0.35%
                   Over $250 million                   0.30%

                   AAL High Yield Bond Portfolio       0.40%

                   AAL Bond Index Portfolio
                   First $250 million                  0.35%
                   Over $250 million                   0.30%

                   AAL Money Market Portfolio
                   First $250 million                  0.35%
                   Over $250 million                   0.30%

                         Notes to Financial Statements

(3) FEES AND COMPENSATION PAID TO AFFILIATES (continued)
  The Adviser pays Oechsle International Advisors, LLC an annual subadvisory fee for the performance of subadvisory services for the AAL International
Portfolio. The fee payable is equal to 0.54% for the first $20 million, 0.45%
for the next $30 million, and 0.36% for average daily net assets over $50 million.

  The Adviser pays Pacific Investment Management Company (PIMCO) an annual subadvisory fee for the performance of subadvisory services for the AAL High
Yield Bond Portfolio. The fee payable is equal to 0.25% for average daily net assets.

  Effective September 18, 2002, the Adviser terminated the subadvisory agreement for the AAL Aggressive Growth Portfolio with Janus Capital
Corporation. On September 19, 2002, the Adviser assumed the daily investment management of the Portfolio. Prior to September 19, 2002, the Adviser paid
Janus Capital Corporation an annual subadvisory fee for the performance of subadvisory services for the AAL Aggressive Growth Portfolio. The fee was equal to 0.55% for the first $100 million, 0.50% for the next $400 million, and 0.45%
for average daily net assets over $500 million.

Other Expenses -- The Adviser has voluntarily agreed to reimburse expenses in excess of each Portfolio's advisory fees for all Portfolios except the AAL
Small Cap Index Portfolio, AAL Large Company Index Portfolio and AAL Balanced
Portfolio. The voluntary waiver of expenses to these portfolios may be modified or discontinued at any time by the Adviser.

  The Fund has adopted a director fee deferral plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees.

  Certain officers and non-independent directors of the Fund are officers of
Thrivent Financial; however, they receive no compensation from the Fund.

  The Adviser has directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement to the extent that custodian fees and other expenses are not voluntarily reimbursed by the Adviser. For the year ended December 31, 2002, directed brokerage credits totaling $29,184 were used to reduce the following Funds' expenses: $2,635 for the AAL Technology Stock Portfolio, $4,696 for AAL Small Cap Stock Portfolio,
$2,810 for AAL Mid Cap Stock Portfolio, $17,911 for AAL Capital Growth
Portfolio, and $1,132 for AAL Equity Income Portfolio. In accordance with
Securities and Exchange Commission requirements, such amounts are required to be shown as an expense and have been included in custodian fees in the
Statement of Operations, with the credit reflected as a reimbursement.

(4) TAX INFORMATION
Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows
[Increase (Decrease)]:

                       Accumulated   Accumulated
                      Net Investment Net Realized  Capital
Portfolio             Income/(Loss)  Gain/(Loss)    Stock
-----------------------------------------------------------
AAL Technology Stock     $ 42,709     $       -   $(42,709)
AAL Aggressive Growth      (3,229)        8,540     (5,311)
AAL Small Cap Stock           (86)           86          -
AAL Small Cap Index        (3,419)        3,419          -
AAL Mid Cap Stock              (8)          187       (179)
AAL Mid Cap Index              42            10        (52)
AAL International         143,779      (143,779)         -
AAL Capital Growth            240             -       (240)
AAL Large Company
 Index                     (2,198)        2,198          -
AAL Equity Income          (6,022)        6,022          -
AAL Balanced              513,400      (513,355)       (45)
AAL High Yield Bond        36,982       (36,982)         -
AAL Bond Index            591,318      (591,318)         -

                         Notes to Financial Statements

(4) TAX INFORMATION (continued)
At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                         Undistributed  Undistributed Long-
Portfolio               Ordinary Income  Term Capital Gain
-----------------------------------------------------------
AAL Small Cap Stock       $    12,405            -
AAL Small Cap Index         1,225,992            -
AAL International               6,400            -
AAL Large Company Index     7,932,231            -
AAL Equity Income               5,724            -
AAL Balanced               19,552,920            -
AAL High Yield Bond            13,840            -
AAL Bond Index                  5,834            -
AAL Money Market                  859            -

At December 31, 2002, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

                        Capital Loss
Portfolio                Carryover   Expiration Year
----------------------------------------------------
AAL Technology Stock    $   614,840       2009
                          1,641,931       2010
                        -----------
                        $ 2,256,771
                        ===========
AAL Aggressive Growth   $   756,931       2009
                          3,260,742       2010
                        -----------
                        $ 4,017,673
                        ===========
AAL Small Cap Stock     $ 1,469,628       2010
                        ===========
AAL Small Cap Index     $ 3,251,850       2010
                        ===========
AAL Mid Cap Stock       $   173,662       2009
                          2,088,977       2010
                        -----------
                        $ 2,262,639
                        ===========
AAL International       $11,053,400       2009
                         20,959,608       2010
                        -----------
                        $32,013,008
                        ===========
AAL Capital Growth      $    61,832       2009
                          2,168,077       2010
                        -----------
                        $ 2,229,909
                        ===========
AAL Large Company Index $29,787,355       2010
                        ===========
AAL Equity Income       $   246,569       2009
                          1,970,622       2010
                        -----------
                        $ 2,217,191
                        ===========

                    Capital Loss
Portfolio            Carryover   Expiration Year
------------------------------------------------
AAL Balanced        $11,508,653       2010
                    ===========
AAL High Yield Bond $    84,677       2006
                        846,530       2007
                      8,170,470       2008
                      3,470,883       2009
                      2,850,377       2010
                    -----------
                    $15,422,937
                    ===========
AAL Bond Index      $   298,800       2008
                        396,030       2010
                    -----------
                    $   694,830
                    ===========

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The following Portfolios deferred, on a tax basis, the following post-October
2002 losses:

Portfolio               Post-October Loss
-----------------------------------------
AAL Technology Stock       $    71,856
AAL Aggressive Growth          107,266
AAL Small Cap Stock          1,949,638
AAL Small Cap Index          1,220,161
AAL Mid Cap Stock              279,950
AAL Mid Cap Index               16,791
AAL International            1,186,982
AAL Capital Growth             251,354
AAL Large Company Index     18,598,833
AAL Equity Income            1,119,442
AAL Balanced                 1,163,516
AAL High Yield Bond             52,552
AAL Bond Index                   7,133

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

                         Notes to Financial Statements

(4) TAX INFORMATION (continued)
The tax character of distributions paid during the years ended December 31,
2002 and 2001 was as follows:

                           Ordinary Income     Long-Term Capital Gain
Portfolio                  2002       2001        2002        2001
----------------------------------------------------------------------
AAL Aggressive Growth   $    5,198 $     8,399 $         - $         -
AAL Small Cap Stock        191,439      42,885           -           -
AAL Small Cap Index        177,854   1,194,661   1,068,383  19,559,573
AAL Mid Cap Stock           97,525      45,912           -           -
AAL Mid Cap Index          248,496      90,075      50,324          28
AAL International          720,374   1,259,616           -           -
AAL Capital Growth         428,879     144,010           -           -
AAL Large Company Index     60,561   7,862,955   2,752,184  26,183,673
AAL Equity Income          284,160     150,227           -           -
AAL Balanced               453,084  25,337,691  13,706,617   2,167,249
AAL High Yield Bond      3,264,580   3,177,189           -           -
AAL Bond Index           7,166,898   4,739,749           -           -
AAL Money Market           808,941   1,656,671           -           -

At December 31, 2002, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

                                                                 Net Unrealized
                          Federal     Unrealized    Unrealized    Appreciation
Portfolio                 Tax Cost   Appreciation (Depreciation) (Depreciation)
-------------------------------------------------------------------------------
AAL Technology Stock    $ 17,631,569 $    54,288  $  (4,397,322)  $ (4,343,034)
AAL Aggressive Growth      8,520,717     309,883       (806,382)      (496,499)
AAL Small Cap Stock       93,450,474   1,767,760     (7,382,243)    (5,614,483)
AAL Small Cap Index      317,102,992  40,719,237    (84,619,861)   (43,900,624)
AAL Mid Cap Stock         35,415,217   1,013,503     (4,757,502)    (3,743,999)
AAL Mid Cap Index         34,240,456   1,333,236     (4,980,406)    (3,647,170)
AAL International         65,909,113   1,997,853    (10,940,448)    (8,942,595)
AAL Capital Growth        92,237,516     882,083    (16,338,952)   (15,456,869)
AAL Large Company Index  617,082,843  71,726,037   (155,033,234)   (83,307,197)
AAL Equity Income         26,644,647     195,874     (3,260,823)    (3,064,949)
AAL Balanced             710,780,032  39,040,389   (125,201,811)   (86,161,422)
AAL High Yield Bond       41,894,574   1,194,885     (2,815,437)    (1,620,552)
AAL Bond Index           177,805,198   7,466,002       (189,489)     7,276,513
AAL Money Market          59,390,077           -              -              -

The difference between the book and tax cost basis is attributable to the disallowed losses on wash sales and other temporary timing differences.

                         Notes to Financial Statements

(5) INVESTMENT TRANSACTIONS
Purchases and Sales of Investment Securities -- For the year ended December 31,
2002, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

               Portfolio                Purchases      Sales
               -------------------------------------------------
               AAL Technology Stock    $ 14,471,593 $  4,683,435
               AAL Aggressive Growth     16,928,220   13,754,866
               AAL Small Cap Stock      100,448,193   29,933,240
               AAL Small Cap Index       50,648,328   50,807,439
               AAL Mid Cap Stock         30,195,854   15,610,925
               AAL Mid Cap Index         22,646,765    3,132,089
               AAL International         43,020,178   33,101,174
               AAL Capital Growth        46,067,323    4,085,467
               AAL Large Company Index   39,503,605   96,275,786
               AAL Equity Income         25,208,921   13,564,249
               AAL Balanced             113,772,490  121,810,819
               AAL High Yield Bond       42,001,280   33,920,630
               AAL Bond Index            22,556,228   27,638,243

Purchases and sales of U.S. Government securities were:

                    Portfolio       Purchases      Sales
                    ---------------------------------------
                    AAL Balanced   $ 41,022,248 $36,775,739
                    AAL Bond Index  105,293,717  22,657,316

Investments in Restricted Securities -- The AAL High Yield Bond Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $744,842 at December 31, 2002, which represented 1.81% of the net assets of the AAL High Yield Bond Portfolio.

Investments in High Yielding Securities -- The AAL High Yield Bond Portfolio
invests primarily in high yielding fixed income securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts -- The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio's hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

                         Notes to Financial Statements

(6) INVESTMENTS IN AFFILIATES
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other
Portfolio. A summary of transactions in the securities of these issuers during the year ended December 31, 2002 is as follows:

                                    Gross       Gross       Balance of                        Dividend Income
    Portfolios invested in      Purchases and Sales and     Shares Held         Values       January 1 2002 --
  AAL Money Market Portfolio      Additions   Reductions December 31, 2002 December 31, 2002 December 31, 2002
--------------------------------------------------------------------------------------------------------------
AAL Technology Stock Portfolio    4,669,535    4,216,840       452,695        $  452,695          $ 4,486
AAL Aggressive Growth Portfolio   1,135,231      813,329       321,902           321,902            1,113
AAL Small Cap Stock Portfolio    16,398,882   14,891,088     1,507,794         1,507,794           17,468
AAL Small Cap Index Portfolio    24,010,229   23,376,346       633,883           633,883           12,762
AAL Mid Cap Stock Portfolio      13,730,160   12,642,382     1,087,778         1,087,778           14,143
AAL Mid Cap Index Portfolio      15,754,934   14,764,740       990,194           990,194            5,422
AAL Capital Growth Portfolio     17,809,800   16,483,426     1,326,374         1,326,374           19,031
AAL Large Company Index
 Portfolio                       32,213,138   30,740,268     1,472,870         1,472,870           13,053
AAL Equity Income Portfolio      10,292,274    9,167,734     1,124,540         1,124,540           10,843
AAL Bond Index Portfolio         28,701,244   27,201,243     1,500,001         1,500,001           19,471

(7) CAPITAL STOCK
The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Thrivent Financial.

Transactions in capital stock were as follows:

                                                                     Portfolios
                                       ----------------------------------------------------------------------
                                         Technology Stock/1/    Aggressive Growth/1/     Small Cap Stock/1/
                                       ----------------------  ----------------------  ----------------------
Year Ended December 31, 2001             Shares      Amount      Shares      Amount      Shares      Amount
----------------------------           ---------  -----------  ---------  -----------  ---------  -----------
Sold                                   1,237,548  $11,094,835  1,152,777  $10,730,979  2,199,621  $22,348,820
Dividends and distributions reinvested         -            -        548        4,404      2,933       32,788
Redeemed                                (125,207)    (932,987)   (96,818)    (755,253)   (66,952)    (686,680)
                                       ---------  -----------  ---------  -----------  ---------  -----------
Net change                             1,112,341  $10,161,848  1,056,507  $ 9,980,130  2,135,602  $21,694,928
                                       =========  ===========  =========  ===========  =========  ===========

Year Ended December 31, 2002
----------------------------
Sold                                   2,015,712  $11,027,165    465,566  $ 3,061,592  8,132,330  $78,008,733
Dividends and distributions reinvested         -            -        621        3,413     20,647      181,836
Redeemed                                (233,434)  (1,172,134)   (64,306)    (408,323)  (308,109)  (2,966,310)
                                       ---------  -----------  ---------  -----------  ---------  -----------
Net change                             1,782,278  $ 9,855,031    401,881  $ 2,656,682  7,844,868  $75,224,259
                                       =========  ===========  =========  ===========  =========  ===========

/1/Portfolio's inception was 3/1/2001. Activity for the year ended December 31,
2001 reflects ten months of operations.

                         Notes to Financial Statements

(7) CAPITAL STOCK (continued)

                                                                        Portfolios
                                       ----------------------------------------------------------------------------
                                            Small Cap Index          Mid Cap Stock/1/          Mid Cap Index/1/
                                       ------------------------  ------------------------  ------------------------
Year Ended December 31, 2001             Shares       Amount       Shares       Amount       Shares       Amount
----------------------------           ----------  ------------  ----------  ------------  ----------  ------------
Sold                                    2,305,213  $ 31,267,915   2,469,174  $ 23,563,633   1,431,084  $ 14,233,902
Dividends and distributions reinvested  1,516,773    20,754,234       3,988        36,208       3,107        31,039
Redeemed                               (2,277,063)  (30,569,385)    (87,548)     (789,502)    (40,155)     (395,585)
                                       ----------  ------------  ----------  ------------  ----------  ------------
Net change                              1,544,923  $ 21,452,764   2,385,614  $ 22,810,339   1,394,036  $ 13,869,356
                                       ==========  ============  ==========  ============  ==========  ============

Year Ended December 31, 2002
----------------------------
Sold                                    1,957,308  $ 25,553,089   1,876,626  $ 15,976,525   2,233,573  $ 21,257,692
Dividends and distributions reinvested    108,213     1,246,237      11,266        85,644      27,177       234,982
Redeemed                               (2,212,491)  (27,417,326)   (155,707)   (1,282,696)   (118,422)   (1,121,793)
                                       ----------  ------------  ----------  ------------  ----------  ------------
Net change                               (146,970) $   (618,000)  1,732,185  $ 14,779,473   2,142,328  $ 20,370,881
                                       ==========  ============  ==========  ============  ==========  ============

                                                                        Portfolios
                                       ----------------------------------------------------------------------------
                                             International           Capital Growth/1/        Large Company Index
                                       ------------------------  ------------------------  ------------------------
Year Ended December 31, 2001             Shares       Amount       Shares       Amount       Shares       Amount
----------------------------           ----------  ------------  ----------  ------------  ----------  ------------
Sold                                    1,594,745  $ 16,178,796   5,818,140  $ 54,832,220   2,684,907  $ 58,960,961
Dividends and distributions reinvested    120,054     1,070,876      13,625       127,675   1,645,961    34,046,628
Redeemed                               (1,391,928)  (14,052,011)   (201,575)   (1,829,968) (4,552,799)  (98,190,002)
                                       ----------  ------------  ----------  ------------  ----------  ------------
Net change                                322,871  $  3,197,661   5,630,190  $ 53,129,927    (221,931) $ (5,182,413)
                                       ==========  ============  ==========  ============  ==========  ============

Year Ended December 31, 2002
----------------------------
Sold                                    2,110,598  $ 17,215,312   5,610,521  $ 44,894,704   2,061,637  $ 36,630,162
Dividends and distributions reinvested     87,804       628,824      57,732       408,899     179,414     2,812,745
Redeemed                               (1,040,249)   (8,332,936)   (488,300)   (3,929,587) (5,406,225)  (93,076,350)
                                       ----------  ------------  ----------  ------------  ----------  ------------
Net change                              1,158,153  $  9,511,200   5,179,953  $ 41,374,016  (3,165,174) $(53,633,443)
                                       ==========  ============  ==========  ============  ==========  ============

                                                                        Portfolios
                                       ----------------------------------------------------------------------------
                                           Equity Income/1/              Balanced               High Yield Bond
                                       ------------------------  ------------------------  ------------------------
Year Ended December 31, 2001             Shares       Amount       Shares       Amount       Shares       Amount
----------------------------           ----------  ------------  ----------  ------------  ----------  ------------
Sold                                    1,905,385  $ 18,405,673   3,833,163  $ 56,874,947     924,027  $  6,245,120
Dividends and distributions reinvested     10,692        97,232   1,879,698    27,504,940     297,185     1,962,569
Redeemed                                  (92,665)     (829,084) (5,950,278)  (87,439,747)   (684,610)   (4,573,468)
                                       ----------  ------------  ----------  ------------  ----------  ------------
Net change                              1,823,412  $ 17,673,821    (237,417) $ (3,059,860)    536,602  $  3,634,221
                                       ==========  ============  ==========  ============  ==========  ============

Year Ended December 31, 2002
----------------------------
Sold                                    1,727,951  $ 13,935,303   2,632,445  $ 35,784,673   1,936,424  $ 11,320,775
Dividends and distributions reinvested     34,354       242,260   1,110,382    14,159,704     381,045     2,215,213
Redeemed                                 (150,972)   (1,230,960) (6,827,997)  (91,004,853)   (686,352)   (3,989,606)
                                       ----------  ------------  ----------  ------------  ----------  ------------
Net change                              1,611,333  $ 12,946,603  (3,085,170) $(41,060,476)  1,631,117  $  9,546,382
                                       ==========  ============  ==========  ============  ==========  ============

/1/Portfolio's inception was 3/1/2001. Activity for the year ended December 31,
2001 reflects ten months of operations.

                         Notes to Financial Statements

(7) CAPITAL STOCK (continued)

                                                            Portfolios
                                       ---------------------------------------------------
                                             Bond Index                Money Market
                                       ----------------------  ---------------------------
Year Ended December 31, 2001             Shares      Amount       Shares         Amount
----------------------------           ---------  -----------  ------------  -------------
Sold                                   4,238,414  $43,502,236   111,681,113  $ 111,681,113
Dividends and distributions reinvested   463,521    4,739,749     1,668,329      1,668,329
Redeemed                                (933,663)  (9,555,572)  (96,875,110)   (96,875,110)
                                       ---------  -----------  ------------  -------------
Net change                             3,768,272  $38,686,413    16,474,332  $  16,474,332
                                       =========  ===========  ============  =============

Year Ended December 31, 2002
----------------------------
Sold                                   7,754,272  $80,892,304   144,145,037  $ 144,145,037
Dividends and distributions reinvested   687,684    7,166,898       815,662        815,662
Redeemed                                (921,832)  (9,562,452) (136,766,111)  (136,766,111)
                                       ---------  -----------  ------------  -------------
Net change                             7,520,124  $78,496,750     8,194,588  $   8,194,588
                                       =========  ===========  ============  =============

(8) FORWARD CURRENCY CONTRACTS
As of December 31, 2002, the AAL Aggressive Growth Portfolio had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized depreciation of $127:

                                                                      Unrealized
                                                     Market Value   Appreciation/
Purchased Expiration Date Quantity Contract Amount At End of Period (Depreciation)
--------- --------------- -------- --------------- ---------------- --------------
  EURO       1/31/2003     15,000      $14,634         $15,721         $ 1,087
                                                                       -------

                                                                      Unrealized
                                                     Market Value   Appreciation/
Sold      Expiration Date Quantity Contract Amount  End of Period   (Depreciation)
----      --------------- -------- --------------- ---------------- --------------
  EURO       1/31/2003     15,000      $14,507         $15,721         $(1,214)
                                                                       -------
                                                         TOTAL         $  (127)
                                                                       =======

As of December 31, 2002, the AAL International Portfolio had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized depreciation of $7:

                                                                 Unrealized
                                                 Market Value  Appreciation/
   Sold Expiration Date Quantity Contract Amount End of Period (Depreciation)
   ---- --------------- -------- --------------- ------------- --------------
   SGD     1/02/2003     8,135       $4,684         $4,690          $(6)
   SGD     1/06/2003     1,849        1,065          1,066           (1)
                                                                    ---
                                                     TOTAL          $(7)
                                                                    ===

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                             Financial Highlights

                    AAL Variable Product Series Fund, Inc.

                                                        Technology Stock           Aggressive Growth
                                                           Portfolio                   Portfolio
-------------------------------------------------- --------------------------  --------------------------
                                                   Year Ended  Period Ended    Year Ended  Period Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001/ (e)/ 12/31/2002 12/31/2001/ (e)/
-------------------------------------------------- ---------- ---------------  ---------- ---------------
Net Asset Value, Beginning of Period                   $7.87       $10.00          $7.95       $10.00

Income from Investment Operations:
Net investment income/(loss)                          (0.01)       (0.02)           0.01         0.02
Net realized and unrealized gain/(loss) on
 investments (b)                                      (3.27)       (2.11)         (2.47)       (2.06)
Total from Investment Operations                      (3.28)       (2.13)         (2.46)       (2.04)

Less Distributions from:
Net investment income                                      -            -              -       (0.01)
Net realized gains                                         -            -              -            -
Total Distributions                                        -            -              -       (0.01)
Net Asset Value, End of period                         $4.59        $7.87          $5.49        $7.95
Total return (c)                                    (41.71)%     (21.30)%       (30.87)%     (20.42)%
Net assets, end of period (in millions)                $13.3         $8.8           $8.0         $8.4
Ratio of expenses to average net assets (d)            0.74%        0.75%          0.80%        0.80%
Ratio of net investment income/(loss) to average
 net assets (d)                                      (0.50)%      (0.40)%          0.12%        0.31%
Portfolio turnover rate                                  57%          44%           181%          89%

If the adviser had not reimbursed expenses and the Portfolio had not received directed brokerage credits the ratios would have been:
Ratio of expenses to average net assets (d)            1.59%        1.76%          1.71%        1.73%
Ratio of net investment income/(loss) to average
 net assets (d)                                      (1.35)%      (1.41)%        (0.79)%      (0.62)%

                                                    Mid Cap Stock Portfolio     Mid Cap Index Portfolio
-------------------------------------------------- --------------------------  --------------------------
                                                   Year Ended  Period Ended    Year Ended  Period Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001/ (e)/ 12/31/2002 12/31/2001/ (e)/
-------------------------------------------------- ---------- ---------------  ---------- ---------------
Net Asset Value, Beginning of Period                   $9.02       $10.00         $10.23       $10.00

Income from Investment Operations:
Net investment income                                   0.02         0.02           0.05         0.06
Net realized and unrealized gain/(loss) on
 investments (b)                                      (1.42)       (0.98)         (1.54)         0.25
Total from Investment Operations                      (1.40)       (0.96)         (1.49)         0.31

Less Distributions from:
Net investment income                                 (0.02)       (0.02)         (0.05)       (0.06)
Net realized gains                                         -            -         (0.04)       (0.02)
Total Distributions                                   (0.02)       (0.02)         (0.09)       (0.08)
Net Asset Value, End of period                         $7.60        $9.02          $8.65       $10.23

Total return (c)                                    (15.46)%      (9.61)%       (14.65)%        3.11%
Net assets, end of period (in millions)                $31.3        $21.5          $30.6        $14.3
Ratio of expenses to average net assets (d)            0.68%        0.70%          0.34%        0.35%
Ratio of net investment income to average net
 assets (d)                                            0.36%        0.41%          0.79%        0.80%
Portfolio turnover rate                                  59%          95%            14%          20%

If the adviser had not reimbursed expenses and the Portfolio had not received directed brokerage credits the ratios would have been:
Ratio of expenses to average net assets (d)            1.05%        1.45%          0.83%        1.13%
Ratio of net investment income/(loss) to average
 net assets (d)                                      (0.01)%      (0.34)%          0.30%        0.02%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Since inception, March 1, 2001.
(f) Since inception, March 2, 1998.

The accompanying notes to the financial statements are an integral part of this schedule.

                             Financial Highlights

                    AAL Variable Product Series Fund, Inc.

Small Cap Stock Portfolio                    Small Cap Index Portfolio
-------------------------  --------------------------------------------------------------
Year Ended  Period Ended   Year Ended Year Ended   Year Ended    Year Ended   Year Ended
12/31/2002 12/31/2001/(e)/ 12/31/2002 12/31/2001   12/31/2000    12/31/1999   12/31/1998
---------- --------------  ---------- ---------- --------------  ---------- --------------
   $11.09       $10.00        $13.59    $13.64       $13.20         $12.40      $14.88

        -         0.01          0.05      0.05         0.06           0.06        0.08
   (2.26)         1.10        (2.07)      0.82         1.44           1.43      (0.13)
   (2.26)         1.11        (2.02)      0.87         1.50           1.49      (0.05)

        -       (0.01)             -    (0.05)       (0.06)         (0.06)      (0.08)
   (0.02)       (0.01)        (0.05)    (0.87)       (1.00)         (0.63)      (2.35)
   (0.02)       (0.02)        (0.05)    (0.92)       (1.06)         (0.69)      (2.43)
    $8.81       $11.09        $11.52    $13.59       $13.64         $13.20      $12.40
 (20.41)%       11.10%      (14.87)%     6.38%       11.23%         12.19%       0.14%
    $87.9        $23.7        $273.4    $324.5       $304.7         $226.0      $198.3
    0.69%        0.70%         0.40%     0.39%        0.35%          0.35%       0.35%
    0.04%        0.15%         0.40%     0.40%        0.43%          0.49%       0.55%
      92%          46%           17%       20%          46%            31%        104%

    0.96%        1.35%         0.40%     0.40%        0.40%          0.41%       0.43%
  (0.23)%      (0.50)%         0.40%     0.39%        0.37%          0.44%       0.47%

                   International Portfolio                       Capital Growth Portfolio
--------------------------------------------------------------   -------------------------
Year Ended   Year Ended    Year Ended Year Ended  Period Ended   Year Ended  Period Ended
12/31/2002   12/31/2001    12/31/2000 12/31/1999 12/31/1998/(f)/ 12/31/2002 12/31/2001/(e)/
---------- --------------  ---------- ---------- --------------  ---------- --------------
    $8.96       $12.28        $15.44    $11.05       $10.00          $9.19      $10.00

     0.06         0.08          0.28      0.06         0.09           0.04        0.03
   (1.77)       (3.21)        (2.93)      4.51         0.96         (2.11)      (0.81)
   (1.71)       (3.13)        (2.65)      4.57         1.05         (2.07)      (0.78)

   (0.09)       (0.19)        (0.28)    (0.09)            -         (0.04)      (0.03)
        -            -        (0.23)    (0.09)            -              -           -
   (0.09)       (0.19)        (0.51)    (0.80)            -         (0.04)      (0.03)
    $7.16        $8.96        $12.28    $15.44       $11.05          $7.08       $9.19

 (19.05)%     (25.49)%      (17.13)%    41.50%       10.41%       (22.50)%     (7.78)%
    $57.0        $60.9         $79.6     $44.0        $15.6          $76.6       $51.7
    0.80%        0.80%         0.80%     0.80%        0.80%          0.64%       0.65%
    0.82%        0.76%         2.46%     0.74%        1.25%          0.67%       0.60%
      57%          49%           30%       45%          33%             7%          1%

    1.11%        1.08%         0.98%     1.13%        1.30%          0.86%       1.04%
    0.51%        0.48%         2.27%     0.41%        0.75%          0.45%       0.21%

The accompanying notes to the financial statements are an integral part of this schedule.

                             Financial Highlights

                    AAL Variable Product Series Fund, Inc.

                                                                 Large Company Index Portfolio
--------------------------------------------------------------------------------------------------------------
                                                   Year Ended Year Ended Year Ended Year Ended   Year Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001 12/31/2000 12/31/1999   12/31/1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $20.26     $24.12    $27.10     $22.90       $18.06

Income from Investment Operations:
Net investment income                                   0.23       0.21      0.23       0.25         0.24
Net realized and unrealized gain/(loss) on
 investments (b)                                      (4.73)     (3.13)    (2.70)       4.42         4.85
Total from Investment Operations                      (4.50)     (2.92)    (2.47)       4.67         5.09

Less Distributions from:
Net investment income                                      -     (0.21)    (0.23)     (0.25)       (0.24)
Net realized gains                                    (0.08)     (0.73)    (0.28)     (0.22)       (0.01)
Total Distributions                                   (0.08)     (0.94)    (0.51)     (0.47)       (0.25)
Net Asset Value, End of period                        $15.68     $20.26    $24.12     $27.10       $22.90

Total return (c)                                    (22.21)%   (12.15)%   (9.18)%     20.52%       28.36%
Net assets, end of period (in millions)               $535.0     $755.4    $904.8     $873.8       $572.4
Ratio of expenses to average net assets (d)            0.36%      0.34%     0.31%      0.32%        0.33%
Ratio of net investment income to average net
 assets (d)                                            1.24%      0.98%     0.87%      1.01%        1.20%
Portfolio turnover rate                                   6%         4%        4%         3%           1%

If the adviser had not reimbursed expenses and the Portfolio had not received directed brokerage credits the ratios would have been:
Ratio of expenses to average net assets (d)            0.36%      0.35%     0.34%      0.35%        0.38%
Ratio of net investment income to average net
 assets (d)                                            1.24%      0.97%     0.84%      0.98%        1.15%

                                                                   High Yield Bond Portfolio
--------------------------------------------------------------------------------------------------------------
                                                   Year Ended Year Ended Year Ended Year Ended  Period Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998/(f)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $6.33      $6.84     $7.69      $8.95       $10.00

Income from Investment Operations:
Net investment income                                   0.52       0.60      0.74       0.89         0.74
Net realized and unrealized gain/(loss) on
 investments (b)                                      (0.52)     (0.50)    (0.85)     (1.26)       (1.05)
Total from Investment Operations                           -       0.10    (0.11)     (0.37)       (0.31)

Less Distributions from:
Net investment income                                 (0.52)     (0.61)    (0.74)     (0.89)       (0.74)
Net realized gains                                         -          -         -          -            -
Total Distributions                                   (0.52)     (0.61)    (0.74)     (0.89)       (0.74)
Net Asset Value, End of period                         $5.81      $6.33     $6.84      $7.69        $8.95

Total return (c)                                       0.40%      1.41%   (1.46)%    (4.45)%      (3.25)%
Net assets, end of period (in millions)                $41.1      $34.5     $33.6      $33.2        $28.0
Ratio of expenses to average net assets (d)            0.40%      0.40%     0.40%      0.40%        0.40%
Ratio of net investment income to average net
 assets (d)                                            8.89%      9.01%    10.19%     10.70%        9.54%
Portfolio turnover rate                                 100%        76%       99%        44%          25%

If the adviser had not reimbursed expenses and the Portfolio had not received directed brokerage credits the ratios would have been:
Ratio of expenses to average net assets (d)            0.64%      0.65%     0.53%      0.50%        0.54%
Ratio of net investment income to average net
 assets (d)                                            8.65%      8.76%    10.06%     10.61%        9.40%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Since inception, March 1, 2001.
(f) Since inception, March 2, 1998.

The accompanying notes to the financial statements are an integral part of this schedule.

                             Financial Highlights

                    AAL Variable Product Series Fund, Inc.

      Equity Income
        Portfolio                            Balanced Portfolio
-------------------------  ------------------------------------------------------
Year Ended  Period Ended   Year Ended Year Ended Year Ended Year Ended Year Ended
12/31/2002 12/31/2001/(e)/ 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
---------- --------------  ---------- ---------- ---------- ---------- ----------
    $9.36      $10.00        $14.38     $15.45     $16.72     $15.97     $14.05

     0.08        0.12          0.39       0.40       0.56       0.53       0.50
   (2.31)      (0.65)        (1.72)     (0.94)     (0.67)       1.19       2.17
   (2.23)      (0.53)        (1.33)     (0.54)     (0.11)       1.72       2.67

   (0.08)      (0.11)             -     (0.45)     (0.56)     (0.53)     (0.50)
        -           -        (0.30)     (0.08)     (0.60)     (0.44)     (0.25)
   (0.08)      (0.11)        (0.30)     (0.53)     (1.16)     (0.97)     (0.75)
    $7.05       $9.36        $12.75     $14.38     $15.45     $16.72     $15.97

 (23.76)%     (5.31)%       (9.25)%    (3.49)%    (0.67)%     11.00%     19.27%
    $24.2       $17.1        $620.7     $744.4     $803.6     $777.6     $545.3
    0.44%       0.45%         0.36%      0.35%      0.32%      0.32%      0.33%
    1.48%       1.79%         2.81%      2.70%      3.41%      3.26%      3.38%
      73%         21%           25%        29%        18%        17%        21%

    0.82%       1.17%         0.36%      0.35%      0.35%      0.36%      0.39%
    1.10%       1.07%         2.81%      2.70%      3.38%      3.22%      3.32%

                   Bond Index Portfolio                                     Money Market Portfolio
----------------------------------------------------------  ------------------------------------------------------
Year Ended   Year Ended    Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
12/31/2002   12/31/2001    12/31/2000 12/31/1999 12/31/1998 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
---------- --------------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   $10.24      $10.03         $9.60     $10.36     $10.15      $1.00      $1.00      $1.00      $1.00      $1.00

    0.51         0.55          0.64       0.62       0.64       0.01       0.04       0.06       0.05       0.05
    0.46         0.27          0.43     (0.76)       0.21          -          -          -          -          -
     0.97        0.82          1.07     (0.14)       0.85       0.01       0.04       0.06       0.05       0.05

  (0.55)       (0.61)        (0.64)     (0.62)     (0.64)     (0.01)     (0.04)     (0.06)     (0.06)     (0.05)
       -            -             -          -          -          -          -          -          -          -
   (0.55)      (0.61)        (0.64)     (0.62)     (0.64)     (0.01)       0.04       0.06       0.05       0.05
   $10.66      $10.24        $10.03      $9.60     $10.36      $1.00      $1.00      $1.00      $1.00      $1.00

   9.68%        8.47%        11.45%    (1.35)%      8.59%      1.43%      3.79%      6.19%      4.94%      5.31%
  $183.9        $99.7         $59.9      $56.4      $42.2      $60.1      $51.9      $35.4      $46.5      $33.6
   0.35%        0.35%         0.35%      0.35%      0.35%      0.35%      0.35%      0.35%      0.35%      0.35%
   4.87%        5.28%         6.54%      6.33%      6.26%      1.41%      3.55%      6.01%      4.85%      5.20%
     38%          51%           27%        20%        18%        N/A        N/A        N/A        N/A        N/A

   0.44%        0.49%         0.44%      0.44%      0.48%      0.49%      0.51%      0.42%      0.41%      0.44%
   4.78%        5.14%         6.45%      6.23%      6.13%      1.27%      3.39%      5.94%      4.79%      5.11%

The accompanying notes to the financial statements are an integral part of this schedule.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

       Directors and Officers of AAL Variable Product Series Fund, Inc.

The following table provides information about the directors and officers of the Fund. Each director also serves as a trustee of The AAL Mutual Funds, a registered investment company consisting of 20 funds, which offer multiple classes of shares.

                             Position with the          Principal Occupation
                          Fund, Length of Service         During the Past             Other Directorships
 Name, Address and Age      and Term of Office                5 Years                  Held by Director
----------------------- --------------------------- ----------------------------- ----------------------------
John O. Gilbert**       Chairman and Director       Chairman, Thrivent Financial  Chairman of the Life Office
625 Fourth Ave. South   since 1999                  for Lutherans since 2002;     Management Association
Minneapolis, MN                                     Chairman, President and       (LOMA) board of directors;
Age 60                                              Chief Executive Officer, Aid  member of the board of
                                                    Association for Lutherans     regents for Luther College
                                                    from 1999 to 2002; President  in Decorah, Iowa; member
                                                    and Chief Executive Officer,  of the board for Fox PAC -
                                                    Aid Association for Lutherans Performing Arts Center in
                                                    from 1996 to 1999             Appleton, Wisconsin;
                                                                                  Trustee, Luther Seminary
                                                                                  Foundation

Lawrence W.             Director since 2002         Executive Vice President and  St. Paul Chamber Orchestra
Stranghoener**                                      Chief Financial Officer,      Board; Metropolitan
625 Fourth Avenue South                             Thrivent Financial for        Economic Development
Minneapolis, MN                                     Lutherans since 2002;         Association; Director,
Age 48                                              Executive Vice President and  Kennametal, Inc.
                                                    Chief Financial Officer,
                                                    Lutheran Brotherhood in
                                                    2001; Executive Vice
                                                    President and Chief Financial
                                                    Officer, Techies.com in 2000;
                                                    Vice President and Chief
                                                    Financial Officer, Honeywell
                                                    Inc. from 1983 to 1999

F. Gregory Campbell     Director since 1992         President, Carthage College   ELCA University and
625 Fourth Avenue South                             Since 1998                    College Employees' Health
Minneapolis, MN                                                                   Benefit Board; ELCA Risk
Age 64                                                                            Management Board;
                                                                                  Johnson Family Mutual
                                                                                  Funds Board; Kenosha Area
                                                                                  Business Alliance Board;
                                                                                  Kenosha Hospital and
                                                                                  Medical Center Board;
                                                                                  Prairie School Board; United
                                                                                  Health Systems Board

* Each Director serves an indefinite term until his successor is duly elected and qualified. As a matter of policy, each Director must retire at the end of the calendar year in which the Director attains age 70. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
** "Interested person" of the Fund as defined in the Investment Company Act of
1940 by virtue of positions with Thrivent Financial for Lutherans.

Additional information about the Fund's directors is contained in a Statement of Additional Information ("SAI") dated April 30, 2002. You may obtain a copy of the SAI without charge by writing to AAL Variable Product Series Fund, Inc.
at 4321 North Ballard Road, Appleton, Wisconsin 55419-0001, or by calling us at
1-800-847-4836.

       Directors and Officers of AAL Variable Product Series Fund, Inc.

                           Position with the       Principal Occupation
                        Fund, Length of Service      During the Past           Other Directorships
 Name, Address and Age    and Term of Office             5 Years                Held by Director
----------------------- ----------------------- --------------------------- --------------------------
Richard L. Gady          Director since 1987    Vice President, Public      International Agricultural
625 Fourth Avenue South                         Affairs and Chief           Marketing Association
Minneapolis, MN                                 Economist, Conagra, Inc.    Board
Age 59                                          (agribusiness)

Edward W. Smeds          Director since 1999    Retired since 1994          Chairman of Carthage
625 Fourth Avenue South                                                     College Board
Minneapolis, MN
Age 66

Lawrence M. Woods        Director since 1987    Retired since 1987          Gottsche Rehabilitation
625 Fourth Avenue South                                                     Center Board
Minneapolis, MN
Age 70

Pamela J. Moret          President since 2002   Senior Vice President,      N/A
625 Fourth Avenue South                         Marketing and Products,
Minneapolis, MN                                 Thrivent Financial for
Age 46                                          Lutherans since 2002;
                                                Senior Vice President,
                                                Products, American Express
                                                Financial Advisors from
                                                2000 to 2001; Vice
                                                President, Variable Assets,
                                                American Express Financial
                                                Advisors from 1996 to
                                                2000

Charles D. Gariboldi     Treasurer since 1999   Head of Investment          N/A
625 Fourth Avenue South                         Accounting, Thrivent
Minneapolis, MN                                 Financial for Lutherans
Age 43                                          since 2002; Head of
                                                Investment Accounting,
                                                Aid Association for
                                                Lutherans from 1999 to
                                                2001; Treasurer, The AAL
                                                Mutual Funds from 1997 to
                                                1999

       Directors and Officers of AAL Variable Product Series Fund, Inc.

                            Position with the        Principal Occupation
                         Fund, Length of Service       During the Past        Other Directorships
 Name, Address and Age     and Term of Office              5 Years             Held by Director
----------------------- ------------------------- --------------------------- -------------------
James H. Abitz          Vice President since 1999 Senior Vice President,              N/A
625 Fourth Avenue South                           Investments, Thrivent
Minneapolis, MN                                   Financial for Lutherans
Age 57                                            since 2002; Senior Vice
                                                  President and Chief
                                                  Investment Officer, Aid
                                                  Association for Lutherans
                                                  from 1999 to 2001; Vice
                                                  President, Investments, Aid
                                                  Association for Lutherans
                                                  from 1998 to 1999

Brett L. Agnew          Secretary since 2001      Counsel, Thrivent                   N/A
222 West College Avenue                           Financial for Lutherans
Appleton, WI                                      since 2002; Counsel, Aid
Age 31                                            Association for Lutherans
                                                  from 2001 to 2002;
                                                  Consultant, Principal
                                                  Financial Group from
                                                  1998 to 2001

[LOGO] Thrivent Financial for Lutherans/tm/

     625 Fourth Ave. S., Minneapolis, MN 55415-1624
     www.thrivent.com . e-mail: mail@thrivent.com . (800) 990-6290

                            We're Listening to You!

  In response to contract owner concerns regarding multiple mailings, we are sending one AAL Variable Product Series Fund, Inc., Annual Report to each household. This consolidation helps reduce printing and postage costs, thereby saving contract owners' money. If you wish to receive an additional copy of this report, call us toll free at
                                (800) 847-4836.

[LOGO] Thrivent Investment Management/tm/

                    625 Fourth Avenue South, Minneapolis, MN 55415-1665
                    (800) 847-4836 . www.thrivent.com . e-mail:
                      mail@thrivent.com
                    Member NASD